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[LOGO UBS GLOBAL ASSET MANAGEMENT]


UBS PACE(SM)

Going The Distance To Meet Your Financial Needs

Annual Report
July 31, 2002

UBS PACE Select Advisors Trust
Table of Contents

  Introduction                                                            1
  UBS PACE Money Market Investments                                       2
  UBS PACE Government Securities Fixed Income Investments                 5
  UBS PACE Intermediate Fixed Income Investments                          8
  UBS PACE Strategic Fixed Income Investments                            11
  UBS PACE Municipal Fixed Income Investments                            15
  UBS PACE Global Fixed Income Investments                               19
  UBS PACE Large Co Value Equity Investments                             24
  UBS PACE Large Co Growth Equity Investments                            29
  UBS PACE Small/Medium Co Value Equity Investments                      33
  UBS PACE Small/Medium Co Growth Equity Investments                     37
  UBS PACE International Equity Investments                              40
  UBS PACE International Emerging Markets Equity Investments             44
  Financial Statements                                                   48

UBS PACE SELECT ADVISORS TRUST OFFERS FIVE CLASSES OF SHARES REPRESENTING INTERESTS IN TWELVE SEPARATE PORTFOLIOS. (UBS PACE MONEY MARKET INVESTMENTS OFFERS ONLY ONE SHARE CLASS.) DIFFERENT CLASSES OF SHARES AND/OR PORTFOLIOS ARE OFFERED BY SEPARATE PROSPECTUSES.

FOR MORE INFORMATION ON A PORTFOLIO OR CLASS OF SHARES, CONTACT YOUR FINANCIAL ADVISOR. HE OR SHE CAN SEND YOU A CURRENT PROSPECTUS RELATING TO A PORTFOLIO OR CLASS OF SHARES, WHICH INCLUDES A DISCUSSION OF INVESTMENT RISKS, SALES CHARGES, EXPENSES AND OTHER MATTERS OF INTEREST. PLEASE READ THE PROSPECTUS RELATED TO THE PORTFOLIO OR CLASS OF SHARES YOU ARE INTERESTED IN CAREFULLY BEFORE YOU INVEST.

                                       i

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                                                              September 13, 2002

UBS PACE Select Advisors Trust
Introduction

Dear UBS PACE(SM) Shareholder,

We present you with the annual report for the UBS PACE Portfolios, comprising the UBS PACE Select Advisors Trust.

This report includes summaries of the performance of each UBS PACE Portfolio and commentaries from the individual investment advisors regarding the events of the one-year period ended July 31, 2002. Please note that the opinions of the advisors do not necessarily represent those of UBS Global Asset Management (US) Inc.

For many investors, the financial markets during the past year have been trying at best. The horrific events of September 11th, uncertainty regarding the economy, corporate scandals, and the continued deflation of the technology bubble has tested the resolve of many investors. At the same time, there have been pockets of opportunities, namely, in the form of higher quality fixed income securities.

We believe the past year underscores the importance of maintaining a well-diversified investment portfolio and working with an investment professional. Oftentimes, market weakness can lead to compelling opportunities for investors with long-term timeframes. An investment professional can help you to remain focused on your financial goals during the inevitable periods of market volatility and develop a strategy that is tailored to your specific needs. The UBS PACE Portfolios can be an integral part of this investment strategy, as they offer a wide choice of actively managed investments that allow you to take advantage of market opportunities as they arise.

As always, we appreciate the opportunity to help you achieve your financial goals. If you have any questions about the UBS PACE Program or about UBS PACE Select Advisors Trust, please contact your financial advisor.

Sincerely,

/s/ Brian M. Storms                          /s/ Bruce A. Bursey

Brian M. Storms                              Bruce A. Bursey
President                                    Executive Vice President
UBS PACE Select Advisors Trust               Investment Consulting Services
President and Chief Executive Officer        UBS PaineWebber Inc.
UBS Global Asset Management (US) Inc.

This report is intended to assist investors in understanding how the Portfolios performed during the annual period ended July 31, 2002. The views expressed in the Advisor's Comments sections are as of August 2002 and are those of the investment advisors. These views are subject to change at any time in response to changing circumstances in the markets and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally or any Portfolio. The Portfolios are actively managed and their composition will differ over time; any specific securities discussed may or may not be current or future holdings of a Portfolio. We encourage you to consult your financial advisor regarding your personal investment program.

                                       1
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UBS PACE Money Market Investments

ADVISOR'S COMMENTS

During the fiscal year ended July 31, 2002, the Portfolio returned 2.1% (before the deduction of the UBS PACE program fee; 0.6% after the deduction of the fee), versus the 2.3% and 1.7% returns of the 90-Day U.S. T-Bill Index and the Lipper Money Market Funds Median, respectively. Returns over various time periods are shown in the "Performance at a Glance" table on the following page. Please note that those returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

As the reporting period began, signs were emerging that the economic recession, which started in March 2001, might be short-lived. The Federal Reserve Board (the "Fed") had lowered the fed funds rate (the rate U.S. banks charge each other for overnight loans) from 6.00% to 3.75% during the first half of 2001 in an attempt to stimulate growth. This aggressive stance seemed to be taking hold as the long-suffering manufacturing sector appeared to be bottoming out, while the housing market and consumer spending continued to buoy the economy. Although real gross domestic product (GDP) decreased by 1.3% during the third quarter of 2001, investors were cautiously optimistic that the economy was about to turn the corner.

The terrorist attacks of September 11th momentarily darkened prospects for an economic recovery. However, the Fed moved quickly to stabilize the economy and add liquidity to the financial system. All told, from June through December 2001, the Fed cut rates an additional six times. By the end of the year, the federal funds rate was 1.75%--its lowest level in 40 years. Due in large part to a quick renewal in consumer spending, the GDP rose a surprising 2.7% during the fourth quarter of 2001.

As increasing signs of economic growth emerged during the first quarter of 2002, the Fed shifted its bias from one of economic weakness to neutrality. This change in policy appeared warranted, as the GDP accelerated to a 5.0% growth rate during the first quarter 2002. However, the uptick proved to be short-lived. Ongoing threats of terrorism, turmoil in the Middle East, anemic corporate spending, and waning consumer confidence in light of the stock market's decline and corporate accounting scandals all took their toll. The end result: Estimated second quarter 2002 GDP growth was a less-than-expected 1.1%. As the reporting period ended, the federal funds rate remained at 1.75%, while the Fed waited for clearer signs on the direction of the economy.

Given the prevailing interest rate environment and volatility in the corporate credit markets, we utilized a variety of strategies to enhance returns during the reporting period. First, the Portfolio utilized what is known as a "barbell" strategy, wherein we purchased securities at both ends of the maturity spectrum. Our longer-term securities--with maturities up to one year in duration--were used to lock in higher yields as interest rates fell. At the same time, our shorter-term securities--typically less than a month in duration--provided liquidity.

Second, with the combination of an uncertain economy, a proliferation of corporate accounting scandals, and high-profile bankruptcies, the credit markets were extremely volatile during the period. Therefore, we emphasized Treasury and Agency securities that offered the highest credit quality and liquidity. With this strategy, we were able to avoid the problems that plagued the corporate credit markets.

Looking ahead, we remain skeptical concerning the strength of an economic recovery. Consumer spending has propped up the economy for quite some time, while corporate spending has been weak at best. However, given the bursting of the stock market bubble, a weak job market, and high levels of consumer debt, we do not believe that consumers alone will have the ability to sustain a high level of growth. What's more, the housing market, which has remained surprisingly resilient given the economic uncertainties, may be ripe for a pullback. Conversely, a number of positives do exist, including signs that the manufacturing sector's worst days may have passed.

[SIDENOTE]
UBS PACE SELECT ADVISORS TRUST - UBS PACE MONEY MARKET INVESTMENTS

INVESTMENT ADVISOR:
UBS Global Asset Management (US) Inc.

PORTFOLIO MANAGER:

Susan Ryan

OBJECTIVE:

Current income consistent with preservation of capital and liquidity

INVESTMENT PROCESS:

The Portfolio is a money market mutual fund and seeks to maintain a stable price of $1.00 per share, although it may be possible to lose money by investing in this fund. The Portfolio invests in a diversified portfolio of high-quality money market instruments of governmental and private issuers. Security selection is based on the assessment of relative values and changes in market and economic conditions.

                                       2
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While we don't think the economy will fall back into a recession, the risk exists. As such, we believe the Fed will once again need to move to a more accommodative monetary policy and lower short-term interest rates before the end of the year. Therefore, we anticipate maintaining our barbell strategy with longer average-weighted maturities in order to generate higher yields. Credit quality will continue to be paramount for the portfolio, and we expect to emphasize Treasuries and Agencies.

PERFORMANCE AT A GLANCE

                                                                                                                        SINCE
                                                                                                                      INCEPTION
AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 7/31/02                                 6 MONTHS     1 YEAR    5 YEARS   8/24/95DEG.
---------------------------------------------------------------------------------------------------------------------------------
UBS PACE Money Market Investments Without UBS PACE program fee*                         0.79%      2.10%   4.64%       4.79%
UBS PACE Money Market Investments With UBS PACE program fee*                            0.03       0.58    3.08        3.23
90-Day U.S. T-Bill Index+                                                               0.87       2.29    4.61        4.80
Lipper Money Market Funds Median                                                        0.59       1.70    4.37        4.56

For UBS PACE Money Market Investments, the 7-day current yield for the period ended July 31, 2002, was 1.49%, without UBS PACE program fee. With the maximum UBS PACE program fee, the 7-day current yield was -0.01%. The Portfolio's yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation.

*        The maximum annual UBS PACE program fee is 1.5% of the value of UBS
         PACE assets.

DEG. Inception returns for the Index and Lipper Median are as of the nearest month-end of the Fund's inception: August 31, 1995.

+ 90-Day U.S. T-Bills are promissory notes issued by the U.S. Treasury and sold through competitive bidding, with a short-term maturity date, in this case, three months. This Index is derived from secondary market interest rates as published by the Federal Reserve Bank.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gains distributions. Total returns for periods of one year or less have not been annualized.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper Median is the return of the fund that places in the middle of the peer group.

AN INVESTMENT IN UBS PACE MONEY MARKET INVESTMENTS IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE PORTFOLIO AND THE 90-DAY U.S. TREASURY BILL INDEX

[CHART]

                                 UBS PACE
                               MONEY MARKET
                                INVESTMENTS                 UBS PACE
                                 (WITHOUT                MONEY MARKET
                                INVESTMENTS               INVESTMENTS
                              (WITH UBS PACE            (WITH UBS PACE             90-DAY U.S.
                               PROGRAM FEE)               PROGRAM FEE)*           T-BILL INDEX
                                  $10,000                   $10,000                   $10,000
       August-95                  $10,010                   $10,007                   $10,048
    September-95                  $10,055                   $10,039                   $10,093
      October-95                  $10,100                   $10,072                   $10,139
     November-95                  $10,144                   $10,103                   $10,184
     December-95                  $10,190                   $10,135                   $10,230
      January-96                  $10,234                   $10,167                   $10,276
     February-96                  $10,274                   $10,194                   $10,318
        March-96                  $10,316                   $10,223                   $10,362
        April-96                  $10,357                   $10,251                   $10,405
          May-96                  $10,400                   $10,280                   $10,449
         June-96                  $10,442                   $10,308                   $10,493
         July-96                  $10,485                   $10,339                   $10,539
       August-96                  $10,529                   $10,369                   $10,585
    September-96                  $10,572                   $10,398                   $10,630
      October-96                  $10,616                   $10,428                   $10,677
     November-96                  $10,660                   $10,458                   $10,722
     December-96                  $10,704                   $10,488                   $10,768
      January-97                  $10,749                   $10,519                   $10,814
     February-97                  $10,790                   $10,547                   $10,857
        March-97                  $10,836                   $10,578                   $10,904
        April-97                  $10,882                   $10,610                   $10,950
          May-97                  $10,930                   $10,643                   $10,999
         June-97                  $10,976                   $10,675                   $11,045
         July-97                  $11,025                   $10,708                   $11,093
       August-97                  $11,073                   $10,742                   $11,140
    September-97                  $11,121                   $10,775                   $11,188
      October-97                  $11,170                   $10,809                   $11,236
     November-97                  $11,218                   $10,842                   $11,284
     December-97                  $11,268                   $10,877                   $11,333
      January-98                  $11,319                   $10,912                   $11,383
     February-98                  $11,364                   $10,942                   $11,428
        March-98                  $11,414                   $10,977                   $11,479
        April-98                  $11,463                   $11,009                   $11,527
          May-98                  $11,513                   $11,044                   $11,577
         June-98                  $11,562                   $11,077                   $11,625
         July-98                  $11,613                   $11,112                   $11,674
       August-98                  $11,664                   $11,146                   $11,724
    September-98                  $11,713                   $11,179                   $11,772
      October-98                  $11,761                   $11,211                   $11,819
     November-98                  $11,807                   $11,242                   $11,862
     December-98                  $11,856                   $11,273                   $11,906
      January-99                  $11,902                   $11,304                   $11,951
     February-99                  $11,944                   $11,329                   $11,992
        March-99                  $11,989                   $11,357                   $12,037
        April-99                  $12,033                   $11,385                   $12,082
          May-99                  $12,080                   $11,415                   $12,128
         June-99                  $12,125                   $11,444                   $12,173
         July-99                  $12,174                   $11,475                   $12,221
       August-99                  $12,223                   $11,507                   $12,269
    September-99                  $12,269                   $11,536                   $12,317
      October-99                  $12,320                   $11,570                   $12,367
     November-99                  $12,372                   $11,603                   $12,417
     December-99                  $12,428                   $11,641                   $12,470
      January-00                  $12,484                   $11,680                   $12,525
     February-00                  $12,538                   $11,715                   $12,579
        March-00                  $12,596                   $11,755                   $12,638
        April-00                  $12,655                   $11,795                   $12,697
          May-00                  $12,717                   $11,838                   $12,759
         June-00                  $12,780                   $11,882                   $12,819
         July-00                  $12,847                   $11,929                   $12,881
       August-00                  $12,914                   $11,977                   $12,945
    September-00                  $12,980                   $12,022                   $13,009
      October-00                  $13,048                   $12,070                   $13,077
     November-00                  $13,114                   $12,117                   $13,144
     December-00                  $13,183                   $12,165                   $13,213
      January-01                  $13,248                   $12,210                   $13,282
     February-01                  $13,303                   $12,245                   $13,339
        March-01                  $13,360                   $12,282                   $13,398
        April-01                  $13,412                   $12,314                   $13,449
          May-01                  $13,460                   $12,343                   $13,498
         June-01                  $13,504                   $12,368                   $13,542
         July-01                  $13,546                   $12,391                   $13,584
       August-01                  $13,590                   $12,415                   $13,626
    September-01                  $13,625                   $12,432                   $13,665
      October-01                  $13,655                   $12,444                   $13,700
     November-01                  $13,681                   $12,452                   $13,730
     December-01                  $13,705                   $12,458                   $13,754
      January-02                  $13,726                   $12,461                   $13,775
     February-02                  $13,743                   $12,461                   $13,793
        March-02                  $13,762                   $12,463                   $13,814
        April-02                  $13,780                   $12,464                   $13,834
          May-02                  $13,798                   $12,465                   $13,854
         June-02                  $13,816                   $12,465                   $13,874
         July-02                  $13,834                   $12,465                   $13,895

    The graph depicts the performance of UBS PACE Money Market Investments versus the 90-Day U.S. Treasury Bill Index. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. It is important to note that UBS PACE Money Market Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

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UBS PACE MONEY MARKET INVESTMENTS - PORTFOLIO STATISTICS

Characteristics*                                                                         7/31/02
------------------------------------------------------------------------------------------------
Net Assets (mm)                                                                          $112.0
Number of Issuers (excl. Govts)                                                              39
Weighted Average Maturity                                                               79 days

Portfolio Composition*                                                                   7/31/02
------------------------------------------------------------------------------------------------
Commercial Paper                                                                           45.0%
U.S. Government and Agency Obligations                                                     41.3
Bank Obligations                                                                           16.1
Money Market Funds                                                                          3.7
Short-Term Corporate Obligations                                                            3.6
Liabilities in Excess of Other Assets                                                      -9.7
Total                                                                                     100.0%

Top 10 Holdings (excluding U.S. Government and Agency Obligations)*                        7/31/02
--------------------------------------------------------------------------------------------------
CC (USA)                                                                                    3.6%
AIM Liquid Assets Portfolio                                                                 3.3
Bristol-Meyers Squibb                                                                       3.1
Old Line Funding                                                                            2.8
Dexia Bank                                                                                  2.7
First Tennessee Bank N.A.                                                                   2.7
Barton Capital                                                                              2.7
CBA (Delaware) Finance                                                                      2.7
Windmill Funding                                                                            2.7
Fortis Funding                                                                              2.7
------------------------------------------------------------------------------------------------
Total                                                                                      29.0%
------------------------------------------------------------------------------------------------


* Weightings represent percentages of net assets as of July 31, 2002. The Portfolio is actively managed and its composition will vary over time.

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UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

ADVISOR'S COMMENTS

During the fiscal year ended July 31, 2002, the Portfolio's Class P shares returned 7.8% (before the deduction of the maximum UBS PACE program fee; 6.2% after the deduction of the fee), versus the 8.3% and 7.4% returns of the Lehman Brothers Mortgage-Backed Securities Index and the Lipper Intermediate U.S. Government Funds Median, respectively. Returns for all share classes over various time periods are shown in the "Performance at a Glance" table on the following page. Please note that those returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

The financial markets were unsettled during the 12-month reporting period, despite positive indicators about the health of the U.S. economy. A rebound in manufacturing, subdued inflation, continued productivity gains, and aggressive rate cuts by the Federal Reserve Board provided grounds for optimism. However, the September 11th terrorist attacks and a loss of confidence among investors undermined that optimism. Outrage over the expanding list of companies involved in accounting scandals seemed to be the last straw, driving down the stock and corporate bond markets.

Performance was supported during the year by the Portfolio's longer duration compared to its benchmark, which resulted in greater price appreciation during the falling interest rate environment.

The Portfolio's performance was also enhanced by its overweight (relative to the benchmark) in mortgages. GNMA holdings posted solid returns, bolstered by strong credit quality and attractive yields. The Portfolio's investments in asset-backed securities and Collateralized Mortgage Obligations were also positives due to strong investor demand for secured debt. In order to protect the Portfolio from prepayment risk and increasing volatility in the mortgage market we moved into lower coupon securities, which have been attractive compared to higher coupon securities.

Our outlook calls for a slowing U.S. recovery through the remainder of 2002. Over the longer-term (three to five years), we expect to see interest rates rise. These higher rates would reduce mortgage prepayments and extend the average life of mortgage-backed securities--at a time when investors would prefer to get their money back and invest at the higher rates. To position the Portfolio for this environment, we will continue to emphasize the 15-year sector over the 30-year sector. The shorter maturity has been priced attractively and should perform better in the extension scenario described. We will also continue to favor mortgages over U.S. agencies. Mortgages underperformed agency securities with similar durations toward the end of the fiscal year, but rebounded at the end of June. We expect mortgages to outperform going forward.

[SIDENOTE]
UBS PACE SELECT ADVISORS TRUST - UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS

INVESTMENT ADVISOR:
Pacific Investment Management Company LLC ("PIMCO")

PORTFOLIO MANAGER:
Scott Mather

OBJECTIVE:
Current income

INVESTMENT PROCESS:
The Portfolio invests primarily in mortgage-backed securities along with U.S. government and agency securities of varying maturities. The Portfolio also invests, to a lesser extent, in investment-grade bonds of private issuers, including those backed by mortgages or other assets. The Portfolio's dollar-weighted average duration normally ranges between one and seven years. (Duration is a measure of a bond portfolio's sensitivity to interest rate changes.) PIMCO establishes duration targets based on its expectations for changes in interest rates, and then positions the Portfolio to take advantage of yield curve shifts. Securities are chosen for their value relative to other similar securities.

PERFORMANCE AT A GLANCE

                                                                                                                       SINCE
AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 7/31/02                       6 MONTHS        1 YEAR      5 YEARS     INCEPTION(DEG.)
---------------------------------------------------------------------------------------------------------------------------------
Before Deducting                         Class A*                           4.45%          7.47%        N/A             8.13%
Maximum Sales Charge                     Class B**                          4.12           6.63         N/A             8.46
or UBS PACE program fee                  Class C***                         4.26           6.99         N/A             9.27
                                         Class Y+                           4.57           7.77         N/A             8.47
                                         Class P#                           4.64           7.84        7.50%            7.52
After Deducting                          Class A*                          -0.22           2.60         N/A             4.84
Maximum Sales Charge                     Class B**                         -0.88           1.63         N/A             6.09
or UBS PACE program fee                  Class C***                         2.46           5.17         N/A             8.63
                                         Class Y+                           4.57           7.77         N/A             8.47
                                         Class P#                           3.86           6.24        5.89             5.91
Lehman Brothers Mortgage-Backed Securities Index++                          4.73           8.31        7.46             7.66
Lipper Intermediate U.S. Government Funds Median                            4.50           7.42        6.41             6.35

Average annual total returns for periods ended June 30, 2002, after deduction of the maximum sales charge or UBS PACE program fee, were as follows: Class A--1-year period, 3.69%; since inception, 4.20%; Class B--1-year period, 2.69%; since inception, 5.59%; Class C--1-year period, 6.04%; since inception, 8.23%; Class Y--1-year period, 8.84%, since inception, 8.01%; and Class P--1-year period, 7.13%; 5-year period, 6.00%; and since inception, 5.80%

(DEG.) Inception: since commencement of issuance or reissuance on August 24, 1995 for Class P shares, January 31, 2001 for Class A shares, December 18, 2000 for Class B shares, December 4, 2000 for Class C shares and February 2, 2001 for Class Y shares. Inception returns for the Index and Lipper Median are shown as of nearest month-end of the inception of the oldest share class: August 31, 1995.

* Maximum sales charge for Class A shares is 4.5% of the public offering price. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum sales charge for Class C shares is 1.75%, consisting of a maximum sales charge imposed on purchases of 1% and a maximum contingent deferred sales charge of 0.75%, which is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

+ The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

# Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees, but are subject to a maximum annual UBS PACE program fee of 1.5% of the value of Class P shares.

++ The Lehman Brothers Mortgage-Backed Securities Index covers fixed rate securitized issues backed by the mortgage pools of the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association. Graduated Payment Mortgages are included but, Graduated Equity Mortgages are not. The average-weighted life is approximately eight years.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gains distributions. Total returns for periods of one year or less have not been annualized.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper Median is the return of the fund that places in the middle of the peer group.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE PORTFOLIO AND THE LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX

[CHART]

                            UBS PACE GOVERNMENT           UBS PACE GOVERNMENT
                        SECURITIES FIXED INCOME       SECURITIES FIXED INCOME    LEHMAN BROTHERS
                 INVESTMENTS - CLASS P (WITHOUT   INVESTMENTS - CLASS P (WITH    MORTGAGE-BACKED
                          UBS PACE PROGRAM FEE)         UBS PACE PROGRAM FEE)    SECURITIES INDEX
                                        $10,000                       $10,000             $10,000
       August-95                        $10,008                       $10,005             $10,104
    September-95                        $10,050                       $10,034             $10,192
      October-95                        $10,219                       $10,190             $10,283
     November-95                        $10,343                       $10,301             $10,400
     December-95                        $10,493                       $10,437             $10,530
      January-96                        $10,552                       $10,483             $10,610
     February-96                        $10,402                       $10,321             $10,522
        March-96                        $10,354                       $10,260             $10,484
        April-96                        $10,297                       $10,191             $10,454
          May-96                        $10,301                       $10,182             $10,424
         June-96                        $10,427                       $10,294             $10,567
         July-96                        $10,435                       $10,289             $10,606
       August-96                        $10,460                       $10,301             $10,606
    September-96                        $10,627                       $10,452             $10,783
      October-96                        $10,837                       $10,645             $10,995
     November-96                        $11,012                       $10,804             $11,152
     December-96                        $10,940                       $10,720             $11,094
      January-97                        $10,993                       $10,758             $11,176
     February-97                        $11,019                       $10,770             $11,214
        March-97                        $10,927                       $10,667             $11,108
        April-97                        $11,090                       $10,813             $11,285
          May-97                        $11,185                       $10,891             $11,396
         June-97                        $11,310                       $11,000             $11,528
         July-97                        $11,522                       $11,192             $11,746
       August-97                        $11,495                       $11,151             $11,718
    September-97                        $11,624                       $11,262             $11,866
      October-97                        $11,771                       $11,391             $11,998
     November-97                        $11,827                       $11,430             $12,037
     December-97                        $11,929                       $11,514             $12,147
      January-98                        $12,034                       $11,601             $12,268
     February-98                        $12,049                       $11,601             $12,294
        March-98                        $12,089                       $11,626             $12,345
        April-98                        $12,156                       $11,676             $12,416
          May-98                        $12,252                       $11,752             $12,497
         June-98                        $12,326                       $11,809             $12,557
         July-98                        $12,374                       $11,840             $12,621
       August-98                        $12,515                       $11,960             $12,736
    September-98                        $12,624                       $12,049             $12,890
      October-98                        $12,586                       $11,998             $12,874
     November-98                        $12,623                       $12,018             $12,938
     December-98                        $12,694                       $12,071             $12,994
      January-99                        $12,796                       $12,152             $13,086
     February-99                        $12,718                       $12,063             $13,034
        March-99                        $12,804                       $12,129             $13,121
        April-99                        $12,848                       $12,156             $13,181
          May-99                        $12,782                       $12,078             $13,107
         June-99                        $12,707                       $11,992             $13,062
         July-99                        $12,625                       $11,900             $12,973
       August-99                        $12,609                       $11,871             $12,973
    September-99                        $12,804                       $12,038             $13,183
      October-99                        $12,849                       $12,066             $13,259
     November-99                        $12,863                       $12,064             $13,266
     December-99                        $12,823                       $12,011             $13,234
      January-00                        $12,769                       $11,946             $13,119
     February-00                        $12,953                       $12,103             $13,271
        March-00                        $13,119                       $12,243             $13,416
        April-00                        $13,128                       $12,236             $13,425
          May-00                        $13,093                       $12,188             $13,432
         June-00                        $13,348                       $12,410             $13,719
         July-00                        $13,427                       $12,468             $13,807
       August-00                        $13,622                       $12,633             $14,017
    September-00                        $13,745                       $12,731             $14,163
      October-00                        $13,861                       $12,823             $14,265
     November-00                        $14,091                       $13,019             $14,479
     December-00                        $14,296                       $13,192             $14,712
      January-01                        $14,640                       $13,492             $14,941
     February-01                        $14,825                       $13,646             $15,027
        March-01                        $14,854                       $13,656             $15,114
        April-01                        $14,848                       $13,632             $15,135
          May-01                        $14,969                       $13,726             $15,236
         June-01                        $15,004                       $13,741             $15,268
         July-01                        $15,335                       $14,028             $15,539
       August-01                        $15,468                       $14,131             $15,676
    September-01                        $15,671                       $14,299             $15,911
      October-01                        $15,893                       $14,483             $16,131
     November-01                        $15,747                       $14,332             $15,982
     December-01                        $15,681                       $14,254             $15,922
      January-02                        $15,804                       $14,348             $16,069
     February-02                        $15,963                       $14,474             $16,252
        March-02                        $15,804                       $14,312             $16,080
        April-02                        $16,074                       $14,539             $16,384
          May-02                        $16,178                       $14,614             $16,503
         June-02                        $16,317                       $14,721             $16,640
         July-02                        $16,563                       $14,925             $16,830

    The graph depicts the performance of UBS PACE Government Securities Fixed Income Investments Class P shares versus the Lehman Brothers Mortgage-Backed Securities Index. The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. It is important to note that UBS PACE Government Securities Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS - PORTFOLIO STATISTICS

Characteristics*                                                7/31/02
-----------------------------------------------------------------------
Weighted-Average Duration                                    2.31 yrs.
Weighted-Average Maturity                                    3.71 yrs.
Average Coupon                                                    5.89%
Average Quality                                                    AAA
Net Assets (mm)                                                 $508.3
Number of Securities                                               599
Bonds                                                            124.2%
Cash Equivalents and Liabilities in Excess of Other Assets       -24.2%


Asset Allocation*                                               7/31/02
-----------------------------------------------------------------------
U.S. Government Agency Mortgage Pass-Throughs                     82.5%
Collateralized Mortgage Obligations (PAC/TAC)                     20.7
U.S. Government Securities                                        17.0
Asset-Backed                                                       3.1
Stripped Mortgage-Backed Securities                                0.9
Cash Equivalents and Liabilities in Excess of Other Assets       -24.2
-----------------------------------------------------------------------
Total                                                            100.0%
-----------------------------------------------------------------------

* Weightings represent percentages of net assets as of July 31, 2002. The Portfolio is actively managed and its composition will vary over time.

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

ADVISOR'S COMMENTS

During the fiscal year ended July 31, 2002, the Portfolio's Class P shares fell 3.6% (before the deduction of the maximum UBS PACE program fee; -5.1% after the deduction of the fee), underperforming the 7.2% and 5.1% returns of the Lehman Brothers Intermediate Government/Credit Index and the Lipper Short-Intermediate Investment Grade Debt Funds Median, respectively. Returns for all share classes over various time periods are shown in the "Performance at a Glance" table on the following page. Please note that those returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

During the reporting period, the financial markets attempted to overcome a series of unprecedented events, including the September 11th terrorist attacks, corporate governance issues, and rating agency downgrades. By the end of December, the dark mood that hung over the financial markets in the immediate aftermath of September 11th was largely replaced with optimism, as demonstrated by surging consumer confidence, rising sales of existing homes, and declining initial unemployment claims. This sentiment carried forward into 2002, as evidenced by the gross domestic product (GDP) annualized growth rates of 1.7% and 5.0% posted in the fourth quarter of 2001 and first quarter of 2002, respectively.

Volatility returned to the corporate market during the summer of 2002 due to the record pace at which rating agencies downgraded securities to below investment grade and WorldCom's revelation of fraud in June. As a result, second quarter economic expansion was more moderate, supported by an active housing market and refinancing activity that countered the tepid pace of business recovery. Throughout the period, the Federal Reserve Board monitored the market's sentiments by providing accommodative monetary policy and capturing shifting sentiment with its accompanying releases.

The "headline" events, coupled with the tentative economic outlook, spurred a flight-to-quality rally in government issues. Two-, five-, and 30-year yields fell 160, 110, and 20 basis points, respectively, during the fiscal year ended July 2002. Consequently, Treasury issues outpaced the market. Mortgage- and asset-backed securities also provided good returns as investors sought a safe haven from the relative risk of corporate credits. In contrast, the corporate market was volatile throughout the period, bifurcating into the "haves" and the "have-nots" by period end. Issues in the "have-nots" category included telecommunications, electric companies and pipelines, which were affected by the WorldCom and Enron debacles.

The volatility in the corporate markets created opportunities to purchase securities in dislocated industries, while realizing gains in other areas. We selectively sold airline enhanced equipment trust certificates and holdings in CIT Group at attractive yields, and increased exposure to corporate bonds in asset-rich firms. In expectation of a faster and more sustainable pace of economic growth, we maintained a short duration stance. This modest defensive posture ultimately subtracted from portfolio performance as rates fell over the period. The Portfolio's focus on mortgage- and asset-backed products enhanced performance, while an overweight in corporate issues--some of which were subject to credit downgrades and significant price declines--was the primary reason for the Portfolio's underperformance.

[SIDENOTE]
UBS PACE SELECT ADVISORS TRUST - UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS

INVESTMENT ADVISOR:
Metropolitan West Asset Management, LLC ("MWAM")

Note: As of July 29, 2002, Blackrock Financial Management assumed investment advisory responsibility for the Portfolio.

PORTFOLIO MANAGER:
Team

OBJECTIVE:
Current income consistent with reasonable stability of principal

INVESTMENT PROCESS:
MWAM decides to buy specific bonds for the Portfolio based on its value-added strategies, with the goal of outperforming the Lehman Brothers Intermediate Government/Credit Index, while maintaining below average volatility. These strategies are anchored by MWAM's long-term economic outlook and include managing interest rate risk through limited duration shifts, yield curve management, diversifying the Portfolio's investments across all permitted investment sectors, while overweighting the most attractive sectors, identifying undervalued securities and aggressive execution. (Duration is a measure of a bond portfolio's sensitivity to interest rate changes.) MWAM generally sells securities that no longer meet these selection criteria, or when it identifies more attractive investment opportunities to adjust the average duration of the Portfolio.

PERFORMANCE AT A GLANCE

                                                                                                                       SINCE
AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 7/31/02                    6 MONTHS          1 YEAR       5 YEARS     INCEPTION(DEG.)
---------------------------------------------------------------------------------------------------------------------------------
Before Deducting                         Class A*                          -5.23%         -3.90%        N/A             0.12%
Maximum Sales Charge                     Class B**                         -5.51          -4.57         N/A             0.73
or UBS PACE program fee                  Class C***                        -5.38          -4.31         N/A             1.54
                                         Class Y+                          -5.10          -3.64         N/A             0.43
                                         Class P#                          -5.10          -3.64        4.23%            4.72
After Deducting                          Class A*                          -9.48          -8.22         N/A            -2.90
Maximum Sales Charge                     Class B**                        -10.10          -9.09         N/A            -1.55
or UBS PACE program fee                  Class C***                        -7.00          -5.92         N/A             0.93
                                         Class Y+                          -5.10          -3.64         N/A             0.43
                                         Class P#                          -5.81          -5.07        2.67             3.17
Lehman Brothers Intermediate Government/Credit Index++                      4.01           7.22        7.02             7.01
Lipper Short-Intermediate Investment Grade Debt Funds Median                2.96           5.06        5.85             6.10

Average annual total returns for periods ended June 30, 2002, after deduction of the maximum sales charge or UBS PACE program fee, were as follows: Class A--1-year period, -3.42%; since inception, -0.79%; Class B--1-year period, -4.37%; since inception, 0.44%; Class C--1-year period, -1.11%; since inception, 3.06%; Class Y--1 year period, 1.46%; since inception, 2.80%; and Class P--1-year period, -0.05%; 5-year period, 3.71%; and since inception, 3.71%.

(DEG.) Inception: since commencement of issuance or reissuance on August 24, 1995 for Class P shares, January 31, 2001 for Class A shares, December 14, 2000 for Class B shares, December 1, 2000 for Class C shares and February 2, 2001 for Class Y shares. Inception returns for the Index and Lipper Median are shown as of nearest month-end of the inception of the oldest share class: August 31, 1995.

* Maximum sales charge for Class A shares is 4.5% of the public offering price. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum sales charge for Class C shares is 1.75%, consisting of a maximum sales charge of 1% imposed on purchases and a maximum contingent deferred sales charge of 0.75%, which is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

+ The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

# Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees, but are subject to a maximum annual UBS PACE program fee of 1.5% of the value of Class P shares.

++ The Lehman Brothers Intermediate Government/Credit Index is a subset of the Lehman Government/Credit Index covering all investment grade issues with maturities between one and 10 years. The average-weighted maturity is typically between four and five years.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gains distributions. Total returns for periods of one year or less have not been annualized.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper Median is the return of the fund that places in the middle of the peer group.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE PORTFOLIO AND THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT INDEX

[CHART]

                        UBS PACE INTERMEDIATE        UBS PACE INTERMEDIATE
                   FIXED INCOME INVESTMENTS -   FIXED INCOME INVESTMENTS -
                    CLASS P (WITHOUT UBS PACE       CLASS P (WITH UBS PACE   LEHMAN BROTHERS INTERMEDIATE
                                 PROGRAM FEE)                 PROGRAM FEE)        GOVERNMENT/CREDIT INDEX
                                      $10,000                      $10,000                        $10,000
       August-95                      $10,108                      $10,105                        $10,091
    September-95                      $10,175                      $10,159                        $10,164
      October-95                      $10,232                      $10,203                        $10,276
     November-95                      $10,281                      $10,240                        $10,411
     December-95                      $10,396                      $10,341                        $10,520
      January-96                      $10,413                      $10,344                        $10,611
     February-96                      $10,340                      $10,259                        $10,487
        March-96                      $10,279                      $10,186                        $10,433
        April-96                      $10,227                      $10,122                        $10,397
          May-96                      $10,226                      $10,108                        $10,388
         June-96                      $10,314                      $10,182                        $10,499
         July-96                      $10,359                      $10,214                        $10,530
       August-96                      $10,381                      $10,223                        $10,538
    September-96                      $10,508                      $10,335                        $10,685
      October-96                      $10,662                      $10,474                        $10,874
     November-96                      $10,782                      $10,579                        $11,018
     December-96                      $10,722                      $10,506                        $10,947
      January-97                      $10,758                      $10,528                        $10,990
     February-97                      $10,779                      $10,536                        $11,011
        March-97                      $10,720                      $10,464                        $10,935
        April-97                      $10,825                      $10,554                        $11,064
          May-97                      $10,910                      $10,624                        $11,156
         June-97                      $11,006                      $10,704                        $11,257
         July-97                      $11,202                      $10,881                        $11,486
       August-97                      $11,133                      $10,800                        $11,428
    September-97                      $11,285                      $10,934                        $11,561
      October-97                      $11,401                      $11,032                        $11,689
     November-97                      $11,415                      $11,033                        $11,714
     December-97                      $11,521                      $11,120                        $11,808
      January-98                      $11,671                      $11,251                        $11,963
     February-98                      $11,640                      $11,207                        $11,953
        March-98                      $11,663                      $11,216                        $11,991
        April-98                      $11,712                      $11,249                        $12,051
          May-98                      $11,812                      $11,331                        $12,139
         June-98                      $11,896                      $11,397                        $12,217
         July-98                      $11,920                      $11,406                        $12,260
       August-98                      $12,118                      $11,580                        $12,452
    September-98                      $12,393                      $11,828                        $12,765
      October-98                      $12,331                      $11,755                        $12,752
     November-98                      $12,307                      $11,717                        $12,751
     December-98                      $12,368                      $11,761                        $12,802
      January-99                      $12,428                      $11,803                        $12,872
     February-99                      $12,256                      $11,625                        $12,683
        March-99                      $12,344                      $11,694                        $12,778
        April-99                      $12,366                      $11,700                        $12,818
          May-99                      $12,268                      $11,593                        $12,719
         June-99                      $12,262                      $11,573                        $12,728
         July-99                      $12,255                      $11,552                        $12,716
       August-99                      $12,269                      $11,550                        $12,727
    September-99                      $12,366                      $11,627                        $12,845
      October-99                      $12,393                      $11,638                        $12,878
     November-99                      $12,401                      $11,631                        $12,894
     December-99                      $12,355                      $11,573                        $12,851
      January-00                      $12,302                      $11,509                        $12,804
     February-00                      $12,418                      $11,603                        $12,909
        March-00                      $12,567                      $11,727                        $13,043
        April-00                      $12,503                      $11,653                        $13,013
          May-00                      $12,513                      $11,648                        $13,034
         June-00                      $12,750                      $11,854                        $13,263
         July-00                      $12,836                      $11,919                        $13,364
       August-00                      $12,977                      $12,035                        $13,522
    September-00                      $13,119                      $12,151                        $13,645
      October-00                      $13,131                      $12,147                        $13,707
     November-00                      $13,281                      $12,271                        $13,893
     December-00                      $13,470                      $12,430                        $14,149
      January-01                      $13,687                      $12,614                        $14,381
     February-01                      $13,827                      $12,727                        $14,517
        March-01                      $13,898                      $12,776                        $14,628
        April-01                      $13,862                      $12,727                        $14,590
          May-01                      $13,949                      $12,792                        $14,672
         June-01                      $14,029                      $12,848                        $14,727
         July-01                      $14,298                      $13,079                        $15,033
       August-01                      $14,394                      $13,150                        $15,183
    September-01                      $14,420                      $13,158                        $15,404
      October-01                      $14,623                      $13,326                        $15,660
     November-01                      $14,521                      $13,216                        $15,503
     December-01                      $14,478                      $13,161                        $15,417
      January-02                      $14,518                      $13,180                        $15,497
     February-02                      $14,613                      $13,250                        $15,620
        March-02                      $14,493                      $13,125                        $15,383
        April-02                      $14,519                      $13,132                        $15,637
          May-02                      $14,661                      $13,244                        $15,793
         June-02                      $14,233                      $12,841                        $15,930
         July-02                      $13,778                      $12,415                        $16,119

    The graph depicts the performance of UBS PACE Intermediate Fixed Income Investments Class P shares versus the Lehman Brothers Intermediate Government/Credit Index. The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. It is important to note that UBS PACE Intermediate Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS - PORTFOLIO STATISTICS

Characteristics*                                                7/31/02
-----------------------------------------------------------------------
Weighted-Average Duration                                     3.39 yrs
Weighted-Average Maturity                                     5.30 yrs
Average Coupon                                                    6.38%
Net Assets (mm)                                                 $320.9
Number of Securities                                               133
Bonds                                                             92.6%
Cash Equivalents and Other Assets in Excess of Liabilities         7.4%
-----------------------------------------------------------------------
Total                                                            100.0%
-----------------------------------------------------------------------

Quality Diversification*                                        7/31/02
-----------------------------------------------------------------------
AAA                                                               56.4%
AA                                                                 5.9
A                                                                  8.2
BBB and Below                                                     22.1
Cash Equivalents and Other Assets in Excess of Liabilities         7.4
-----------------------------------------------------------------------
Total                                                            100.0%
-----------------------------------------------------------------------

Asset Allocation*                                               7/31/02
Corporate Securities                                              33.5%
Mortgage-Backed Securities                                        23.5
Asset-Backed Securities                                           13.6
U.S. Government & Agency Securities                               22.0
Cash Equivalents and Other Assets in Excess of Liabilities         7.4
-----------------------------------------------------------------------
Total                                                            100.0%
-----------------------------------------------------------------------

* Weightings represent percentages of net assets as of July 31, 2002. The Portfolio is actively managed and its composition will vary over time.

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

ADVISOR'S COMMENTS

During the fiscal year ended July 31, 2002, the Portfolio's Class P shares returned 6.9% (before the deduction of the UBS PACE program fee; 5.3% after the deduction of the fee), compared to the 6.9% and 5.5% returns of the Lehman Brothers Government/Credit Index and the Lipper Intermediate Investment Grade Debt Funds Median, respectively. Returns for all share classes over various time periods are shown in the "Performance at a Glance" table on the following page. Please note that those returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Over the review period, fixed income markets continued to draw the attention of risk-averse investors. Positive economic developments were all but overlooked as the markets came to grips with the September 11th terrorist attacks and a litany of corporate scandals. The net result was a loss of investor confidence and an understandable flight-to-quality.

The Portfolio's above-benchmark duration contributed significantly to its relative outperformance versus the benchmark. (Duration is a measure of price sensitivity to interest rate changes.) The Portfolio's longer duration enabled the Portfolio to benefit more from last year's falling interest rate environment.

In terms of sectors, the Portfolio saw solid returns from its investment in mortgages. Prepayment fears increased volatility in the mortgage market towards the end of the fiscal period, but high yields and security selection made the exposure more than worthwhile. The Portfolio's investment in developed non-U.S. bonds was also a positive for most of the period. As foreign currencies appreciated against the falling U.S. dollar, investors shifted capital out of the United States and into Europe and Asia.

The Portfolio's corporate exposure offset many of these gains. Falling profits, accounting scandals, and corporate governance abuses turned investors away from corporate bonds in the latter part of the fiscal year. These same factors also hurt the high yield sector, where the Portfolio suffered additional losses. Finally, exposure to emerging-market debt detracted from performance as short-term investors sold the sector in response to rising fears of Brazilian debt default.

In planning our strategy going forward, we begin with a long-term outlook for the economy and the financial markets. Over the next three to five years, we expect to see a mild global recovery, with inflation of 3% to 4% in the United States. We believe fiscal/monetary stimulus will restore corporate pricing power, which should help overburdened borrowers service their debt. In addition, we anticipate increased regulation and closer fiduciary oversight for the private sector, increases in defense spending, a weakening U.S. dollar leading to inflationary pressure, and a bias toward higher interest rates.

In the more immediate future, we expect to see a slowing recovery in the second half of 2002 as business investment fails to rebound materially. We also expect that the consumer and housing sectors, which never fell into a recession last year, will hold steady, but not accelerate. We believe the Federal Reserve Board is unlikely to raise rates in this environment.

Based on this forecast, our strategy is to limit price risk and invest in bonds that offer incremental yield with a margin of safety. Consequently, Portfolio duration will be maintained near the benchmark, with a focus on shorter maturities. We will look to corporate bonds as an attractive means of obtaining a yield premium over Treasuries. However, success in this sector will demand selection of stable credits with transparent business models and accounting practices. We will also include mortgages and top-tier emerging-market bonds to add yield premium to the Portfolio. Finally, we will look at developed non-U.S. issues for yields comparable to Treasuries, with the potential to provide gains from currency appreciation if left partially unhedged.

[SIDENOTE]
UBS PACE SELECT ADVISORS TRUST - UBS PACE STRATEGIC FIXED INCOME INVESTMENTS

INVESTMENT ADVISOR:
Pacific Investment Management Company LLC ("PIMCO")

PORTFOLIO MANAGER:
William C. Powers

OBJECTIVE:
Total return consisting of income and capital appreciation

INVESTMENT PROCESS:
The Portfolio invests primarily in investment-grade bonds of governmental and private issuers in the United States and foreign countries. Its dollar-weighted average duration (a measure of sensitivity to interest rate changes) normally ranges between three and eight years. PIMCO seeks to invest in those areas of the bond market it considers undervalued, based on such factors as quality, sector, coupon and maturity. PIMCO decides to buy or sell specific bonds based on an analysis of their values relative to other similar bonds. PIMCO monitors the prepayment experience of the Portfolio's mortgage-backed bonds and will also buy and sell securities to adjust the average portfolio duration, credit quality, yield curve, sector and prepayment exposure, as appropriate.

PERFORMANCE AT A GLANCE

                                                                                                                   SINCE
AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 7/31/02               6 MONTHS        1 YEAR         5 YEARS     INCEPTION(DEG.)
----------------------------------------------------------------------------------------------------------------------------
Before Deducting                         Class A*                   2.44%          6.55%           N/A             8.29%
Maximum Sales Charge                     Class B**                  1.98           5.66            N/A             6.74
or UBS PACE program fee                  Class C***                 2.18           6.01            N/A             8.12
                                         Class Y+                   2.54           6.80            N/A             7.27
                                         Class P#                   2.59           6.86           6.63%            7.57
After Deducting                          Class A*                  -2.18           1.75            N/A             5.29
Maximum Sales Charge                     Class B**                 -3.02           0.66            N/A             4.15
or UBS PACE program fee                  Class C***                 0.43           4.20            N/A             7.44
                                         Class Y+                   2.54           6.80            N/A             7.27
                                         Class P#                   1.83           5.27           5.04             5.97
Lehman Brothers Government/Credit Index++                           3.75           6.89           7.09             7.25
Lipper Intermediate Investment Grade Debt Funds Median              2.73           5.50           6.11             6.35

Average annual total returns for periods ended June 30, 2002, after deduction of the maximum sales charge or UBS PACE program fee, were as follows: Class A-- 1-year period, 4.93%; since inception, 5.41%; Class B--1-year period, 4.04%; since inception, 4.31%; Class C--1-year period, 7.44%; since inception, 7.72%; Class Y--1-year period, 10.13%; since inception, 7.52%; and Class P--1-year period, 8.53%; 5-year period, 5.60%; and since inception, 6.02%.

(DEG.) Inception: since commencement of issuance or reissuance on August 24, 1995 for Class P shares, December 11, 2000 for Class A shares, January 30, 2001 for Class B shares, December 1, 2000 for Class C shares and February 2, 2001 for Class Y shares. Inception returns for the Index and Lipper Median are shown as of nearest month-end of the inception of the oldest share class: August 31, 1995.

* Maximum sales charge for Class A shares is 4.5% of the public offering price. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum sales charge for Class C shares is 1.75%, consisting of a maximum sales charge imposed on purchases of 1% and a maximum contingent deferred sales charge of 0.75%, which is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

+ The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

# Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees, but are subject to a maximum annual UBS PACE program fee of 1.5% of the value of Class P shares.

++ The Lehman Brothers Government/Credit Index is composed of all investment-grade bonds that have at least one year to maturity. The index's total return comprises price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gains distributions. Total returns for periods of one year or less have not been annualized.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper Median is the return of the fund that places in the middle of the peer group.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE PORTFOLIO AND THE LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX

[CHART]

                           UBS PACE STRATEGIC           UBS PACE STRATEGIC
                   FIXED INCOME INVESTMENTS -   FIXED INCOME INVESTMENTS -
                         CLASS P (WITHOUT UBS            CLASS P (WITH UBS           LEHMAN BROTHERS
                            PACE PROGRAM FEE)            PACE PROGRAM FEE)   GOVERNMENT/CREDIT INDEX
                                      $10,000                      $10,000                   $10,000
       August-95                      $10,067                      $10,063                   $10,128
    September-95                      $10,425                      $10,409                   $10,231
      October-95                      $10,660                      $10,630                   $10,382
     November-95                      $10,859                      $10,815                   $10,553
     December-95                      $11,023                      $10,964                   $10,708
      January-96                      $11,099                      $11,026                   $10,775
     February-96                      $10,808                      $10,724                   $10,546
        March-96                      $10,779                      $10,682                   $10,458
        April-96                      $10,679                      $10,569                   $10,385
          May-96                      $10,665                      $10,543                   $10,368
         June-96                      $10,820                      $10,682                   $10,507
         July-96                      $10,815                      $10,663                   $10,531
       August-96                      $10,775                      $10,611                   $10,506
    September-96                      $11,009                      $10,828                   $10,693
      October-96                      $11,278                      $11,079                   $10,942
     November-96                      $11,519                      $11,301                   $11,143
     December-96                      $11,377                      $11,148                   $11,019
      January-97                      $11,413                      $11,169                   $11,033
     February-97                      $11,443                      $11,185                   $11,056
        March-97                      $11,264                      $10,996                   $10,924
        April-97                      $11,459                      $11,172                   $11,084
          May-97                      $11,564                      $11,261                   $11,187
         June-97                      $11,697                      $11,376                   $11,321
         July-97                      $12,042                      $11,697                   $11,667
       August-97                      $11,890                      $11,535                   $11,537
    September-97                      $12,082                      $11,706                   $11,718
      October-97                      $12,303                      $11,905                   $11,905
     November-97                      $12,377                      $11,962                   $11,969
     December-97                      $12,537                      $12,101                   $12,095
      January-98                      $12,728                      $12,271                   $12,266
     February-98                      $12,678                      $12,207                   $12,241
        March-98                      $12,706                      $12,219                   $12,279
        April-98                      $12,770                      $12,265                   $12,340
          May-98                      $12,913                      $12,387                   $12,472
         June-98                      $13,067                      $12,519                   $12,600
         July-98                      $13,085                      $12,521                   $12,610
       August-98                      $13,282                      $12,693                   $12,856
    September-98                      $13,658                      $13,036                   $13,223
      October-98                      $13,450                      $12,821                   $13,129
     November-98                      $13,485                      $12,838                   $13,208
     December-98                      $13,568                      $12,901                   $13,240
      January-99                      $13,640                      $12,954                   $13,334
     February-99                      $13,255                      $12,573                   $13,017
        March-99                      $13,393                      $12,688                   $13,082
        April-99                      $13,437                      $12,714                   $13,114
          May-99                      $13,297                      $12,565                   $12,979
         June-99                      $13,184                      $12,443                   $12,939
         July-99                      $13,113                      $12,360                   $12,903
       August-99                      $13,109                      $12,341                   $12,892
    September-99                      $13,231                      $12,440                   $13,008
      October-99                      $13,261                      $12,453                   $13,042
     November-99                      $13,273                      $12,449                   $13,034
     December-99                      $13,196                      $12,361                   $12,955
      January-00                      $13,119                      $12,274                   $12,951
     February-00                      $13,297                      $12,424                   $13,113
        March-00                      $13,528                      $12,625                   $13,302
        April-00                      $13,385                      $12,475                   $13,237
          May-00                      $13,375                      $12,450                   $13,225
         June-00                      $13,691                      $12,729                   $13,494
         July-00                      $13,780                      $12,795                   $13,638
       August-00                      $13,884                      $12,876                   $13,830
    September-00                      $14,029                      $12,994                   $13,882
      October-00                      $14,090                      $13,035                   $13,969
     November-00                      $14,398                      $13,303                   $14,208
     December-00                      $14,725                      $13,587                   $14,489
      January-01                      $14,927                      $13,757                   $14,732
     February-01                      $15,119                      $13,916                   $14,884
        March-01                      $15,135                      $13,913                   $14,952
        April-01                      $14,976                      $13,750                   $14,840
          May-01                      $14,983                      $13,740                   $14,925
         June-01                      $15,025                      $13,761                   $14,997
         July-01                      $15,535                      $14,210                   $15,371
       August-01                      $15,702                      $14,345                   $15,568
    September-01                      $16,041                      $14,637                   $15,711
      October-01                      $16,407                      $14,952                   $16,110
     November-01                      $16,065                      $14,622                   $15,845
     December-01                      $15,959                      $14,507                   $15,721
      January-02                      $16,181                      $14,690                   $15,836
     February-02                      $16,380                      $14,852                   $15,970
        March-02                      $15,971                      $14,464                   $15,646
        April-02                      $16,389                      $14,824                   $15,949
          May-02                      $16,510                      $14,914                   $16,097
         June-02                      $16,554                      $14,936                   $16,234
         July-02                      $16,601                      $14,959                   $16,429

    The graph depicts the performance of UBS PACE Strategic Fixed Income Investments Class P shares versus the Lehman Brothers Government/Credit Index. The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. It is important to note that UBS PACE Strategic Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

UBS PACE STRATEGIC FIXED INCOME INVESTMENTS - PORTFOLIO STATISTICS

Characteristics*                                                7/31/02
-----------------------------------------------------------------------
Weighted-Average Duration                                     5.49 yrs
Weighted-Average Maturity                                    10.99 yrs
Average Coupon                                                    5.84%
Net Assets (mm)                                                 $297.4
Bonds                                                            108.6%
Cash Equivalents                                                   3.6%
Liabilities in Excess of Other Assets                            -12.2%

Quality Diversification*                                        7/31/02
-----------------------------------------------------------------------
U.S. Government Securities                                         9.1%
AAA                                                               73.2
AA                                                                 6.6
A                                                                  4.0
BBB                                                               14.1
BB                                                                 3.0
Nonrated                                                           2.2
Liabilities in Excess of Other Assets                            -12.2
-----------------------------------------------------------------------
Total                                                            100.0%
-----------------------------------------------------------------------

Sector Allocation*                                              7/31/02
-----------------------------------------------------------------------
Collateralized Mortgage Obligations                               46.0%
Mortgage Pass-Throughs                                            22.3
Corporates                                                        22.1
U.S. Government                                                    9.1
Asset-Backed Securities                                            3.6
International Government Obligations                               5.4
Options                                                            0.1
Cash Equivalents                                                   3.6
Liabilities in Excess of Other Assets                            -12.2
-----------------------------------------------------------------------
Total                                                            100.0%
-----------------------------------------------------------------------

* Weightings represent percentages of net assets as of July 31, 2002. The Portfolio is actively managed and its composition will vary over time.

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

ADVISOR'S COMMENTS

For the fiscal year ended July 31, 2002, the Fund's Class P shares returned 5.9% (before the deduction of the UBS PACE program fee; 4.3% after the deduction of the fee), compared to 7.1% for the Lehman Brothers Municipal Five-Year Index and 6.0% for the Lipper Intermediate Municipal Debt Funds Median. Returns for all share classes over various time periods are shown in the "Performance at a Glance" table on the following page. Please note that those returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

The year saw a slowing U.S. economy, further hindered by the events of September 11th. The effect on the financial markets was exacerbated by several high profile corporate failings. The net result was a flight to quality by investors, including strong demand for municipal bonds.

Tax-exempt yields on shorter-term municipals fell during the period, while longer-term yields moved relatively less. Specifically, yields dropped over 1.2% for two-year maturities, 0.7% for five-year maturities, and 0.4% for 10-year maturities. Over the course of the fiscal year, the disparity between short- and long-term yields (2-year bonds and 30-year bonds) rose 120 basis points to 330 basis points--the largest difference since 1985. This disparity hurt the Portfolio's relative performance. The benchmark consists entirely of securities in the five-year maturity range, and therefore benefited from prevailing conditions, while the Portfolio diversifies its assets more broadly across the maturity spectrum.

Credit quality was an important issue among investors during the year, especially in light of the weakening economy. The Portfolio's high quality focus was beneficial given this environment. Unfortunately, these gains were offset by our income orientation, as lower coupon municipals typically perform better in a declining rate environment.

Th Portfolio's performance was further hindered during the year by sector strategy. In particular, revenue sectors, such as industrial development and waste management, experienced price weakness. The Portfolio was also overweight in housing bonds relative to its benchmark. These securities performed poorly during the period as prepayment fears accelerated as mortgage rates declined.

State selection supported the Portfolio's performance in this period. New municipal bond issuance reached record levels, with mutual funds, corporations, and arbitrageurs absorbing the supply. States such as California and New York were active issuers, causing prices to soften in an economically challenging environment. The Portfolio's exposure to these states enhanced relative performance versus the benchmark. We anticipate adding California and New York bonds opportunistically as valuations become compelling.

Looking ahead, we expect supply to remain heavy in the municipal market as issuers take advantage of low rates to fund projects. We also expect demand to remain strong. Tax-exempt yields may be low on an absolute basis, but their tax-equivalent yield and year-to-date total returns should be compelling to risk-averse investors. We believe the Portfolio's high quality and intermediate-term focus will make it an attractive investment option during this time.

[SIDENOTE]
UBS PACE SELECT ADVISORS TRUST - UBS PACE MUNICIPAL FIXED INCOME INVESTMENTS

INVESTMENT ADVISOR:
Standish Mellon Asset Management Company LLC ("Standish Mellon")

PORTFOLIO MANAGER:
Christine H. Todd

OBJECTIVE:
High current income exempt from Federal income tax

INVESTMENT PROCESS:
In deciding which securities to buy for the Portfolio, Standish Mellon seeks to identify undervalued sectors or geographical regions of the municipal market, or undervalued individual securities. To do this, Standish Mellon uses credit research and valuation analysis, and monitors the relationship of the municipal yield curve to the Treasury yield curve. Standish Mellon may also make modest duration adjustments based on economic analyses and interest rate forecasts. Standish Mellon generally sells securities if it identifies more attractive investment opportunities within its investment criteria that may improve the Portfolio's return. Standish Mellon also may sell securities with weakening credit profiles or to adjust the average duration of the Portfolio.

PERFORMANCE AT A GLANCE

                                                                                                                 SINCE
AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 7/31/02                6 MONTHS        1 YEAR      5 YEARS     INCEPTION(DEG.)
-------------------------------------------------------------------------------------------------------------------------
Before Deducting                         Class A*                    3.56%          5.62%        N/A             5.60%
Maximum Sales Charge                     Class B**                   3.18           4.81         N/A             4.99
or UBS PACE program fee                  Class C***                  3.30           5.07         N/A             6.30
                                         Class Y+                    3.69           5.87         N/A             6.02
                                         Class P#                    3.68           5.86        4.71%            5.50
After Deducting                          Class A*                   -1.10           0.86         N/A             2.43
Maximum Sales Charge                     Class B**                  -1.82          -0.19         N/A             2.25
or UBS PACE program fee                  Class C***                  1.48           3.24         N/A             5.68
                                         Class Y+                    3.69           5.87         N/A             6.02
                                         Class P#                    2.91           4.29        3.15             3.93
Lehman Brothers Municipal Five-Year Index++                          4.17           7.10        5.68             5.67
Lipper Intermediate Municipal Debt Funds Median                      4.02           6.04        5.00             5.43

Average annual total returns for periods ended June 30, 2002, after deduction of the maximum sales charge or UBS PACE program fee, were as follows: Class A--1-year period, 0.96%; since inception, 1.89%; Class B--1-year period, -0.05%; since inception, 1.69%; Class C--1-year period, 3.37%; since inception, 5.38%; Class Y--1-year period, 6.01%; since inception, 5.64%; and Class P--1-year period, 4.42%; 5-year period, 3.39%; since inception, 3.85%.

(DEG.) Inception: since commencement of issuance on August 24, 1995 for Class P shares, January 23, 2001 for Class A shares, February 23, 2001 for Class B shares, December 4, 2000 for Class C shares and February 23, 2001 for Class Y shares. Inception returns for the Index and Lipper Median are shown as of nearest month-end of the inception of the oldest share class: August 31, 1995.

* Maximum sales charge for Class A shares is 4.5% of the public offering price. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum sales charge for Class C shares is 1.75%, consisting of a maximum sales charge imposed on purchases of 1% and a maximum contingent deferred sales charge of 0.75%, which is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

+ The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

# Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees, but are subject to a maximum annual UBS PACE program fee of 1.5% of the value of Class P shares.

++ Lehman Brothers Municipal Five-Year Index is a total return performance benchmark for the tax-exempt bond market. The index is a sub-index of the Lehman Brothers Municipal Bond Index and includes all issues rated Aa/AA or higher with an average maturity of five years.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gains distributions. Total returns for periods of one year or less have not been annualized.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper Median is the return of the fund that places in the middle of the peer group.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE PORTFOLIO AND THE LEHMAN BROTHERS MUNICIPAL FIVE-YEAR INDEX

[CHART]

                   UBS PACE MUNICIPAL FIXED   UBS PACE MUNICIPAL FIXED
                       INCOME INVESTMENTS -       INCOME INVESTMENTS -
                       CLASS P (WITHOUT UBS          CLASS P (WITH UBS   LEHMAN BROTHERS MUNICIPAL
                          PACE PROGRAM FEE)          PACE PROGRAM FEE)             FIVE-YEAR INDEX
                                    $10,000                    $10,000                     $10,000
       August-95                    $10,042                    $10,038                     $10,091
    September-95                    $10,092                    $10,076                     $10,116
      October-95                    $10,199                    $10,170                     $10,178
     November-95                    $10,355                    $10,313                     $10,270
     December-95                    $10,505                    $10,449                     $10,323
      January-96                    $10,513                    $10,444                     $10,426
     February-96                    $10,519                    $10,437                     $10,397
        March-96                    $10,386                    $10,292                     $10,324
        April-96                    $10,381                    $10,274                     $10,323
          May-96                    $10,453                    $10,332                     $10,318
         June-96                    $10,552                    $10,417                     $10,379
         July-96                    $10,638                    $10,489                     $10,455
       August-96                    $10,690                    $10,527                     $10,465
    September-96                    $10,811                    $10,633                     $10,550
      October-96                    $10,899                    $10,706                     $10,642
     November-96                    $11,050                    $10,841                     $10,780
     December-96                    $11,015                    $10,793                     $10,759
      January-97                    $11,068                    $10,831                     $10,796
     February-97                    $11,181                    $10,929                     $10,875
        March-97                    $11,047                    $10,784                     $10,757
        April-97                    $11,092                    $10,815                     $10,803
          May-97                    $11,184                    $10,891                     $10,936
         June-97                    $11,277                    $10,967                     $11,019
         July-97                    $11,522                    $11,191                     $11,213
       August-97                    $11,425                    $11,083                     $11,156
    September-97                    $11,540                    $11,181                     $11,255
      October-97                    $11,649                    $11,272                     $11,313
     November-97                    $11,684                    $11,293                     $11,348
     December-97                    $11,787                    $11,377                     $11,446
      January-98                    $11,861                    $11,435                     $11,550
     February-98                    $11,887                    $11,445                     $11,568
        March-98                    $11,924                    $11,467                     $11,578
        April-98                    $11,884                    $11,414                     $11,530
          May-98                    $12,015                    $11,525                     $11,668
         June-98                    $12,050                    $11,544                     $11,708
         July-98                    $12,083                    $11,562                     $11,749
       August-98                    $12,240                    $11,697                     $11,893
    September-98                    $12,353                    $11,791                     $12,015
      October-98                    $12,361                    $11,783                     $12,051
     November-98                    $12,386                    $11,793                     $12,072
     December-98                    $12,422                    $11,812                     $12,114
      January-99                    $12,529                    $11,899                     $12,242
     February-99                    $12,483                    $11,841                     $12,229
        March-99                    $12,480                    $11,823                     $12,240
        April-99                    $12,525                    $11,850                     $12,277
          May-99                    $12,472                    $11,786                     $12,227
         June-99                    $12,330                    $11,637                     $12,088
         July-99                    $12,366                    $11,656                     $12,163
       August-99                    $12,283                    $11,564                     $12,158
    September-99                    $12,249                    $11,517                     $12,202
      October-99                    $12,145                    $11,405                     $12,172
     November-99                    $12,222                    $11,463                     $12,243
     December-99                    $12,155                    $11,386                     $12,203
      January-00                    $12,074                    $11,296                     $12,197
     February-00                    $12,215                    $11,413                     $12,238
        March-00                    $12,398                    $11,570                     $12,349
        April-00                    $12,346                    $11,507                     $12,321
          May-00                    $12,275                    $11,426                     $12,318
         June-00                    $12,510                    $11,631                     $12,544
         July-00                    $12,660                    $11,755                     $12,676
       August-00                    $12,791                    $11,862                     $12,813
    September-00                    $12,787                    $11,844                     $12,791
      October-00                    $12,857                    $11,894                     $12,880
     November-00                    $12,927                    $11,944                     $12,936
     December-00                    $13,161                    $12,144                     $13,144
      January-01                    $13,289                    $12,247                     $13,371
     February-01                    $13,342                    $12,281                     $13,407
        March-01                    $13,448                    $12,363                     $13,517
        April-01                    $13,325                    $12,234                     $13,442
          May-01                    $13,452                    $12,336                     $13,581
         June-01                    $13,546                    $12,406                     $13,650
         July-01                    $13,697                    $12,529                     $13,798
       August-01                    $13,891                    $12,691                     $13,984
    September-01                    $13,906                    $12,688                     $14,026
      October-01                    $14,023                    $12,779                     $14,142
     November-01                    $13,884                    $12,637                     $14,029
     December-01                    $13,803                    $12,547                     $13,961
      January-02                    $13,986                    $12,697                     $14,186
     February-02                    $14,142                    $12,823                     $14,346
        March-02                    $13,885                    $12,574                     $14,041
        April-02                    $14,158                    $12,805                     $14,365
          May-02                    $14,242                    $12,866                     $14,462
         June-02                    $14,359                    $12,955                     $14,620
         July-02                    $14,501                    $13,066                     $14,777

    The graph depicts the performance of UBS PACE Municipal Fixed Income Investments Class P shares versus the Lehman Brothers Municipal Five-Year Index. The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. It is important to note that UBS PACE Municipal Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

UBS PACE MUNICIPAL FIXED INCOME INVESTMENTS - PORTFOLIO STATISTICS

Characteristics*                                                7/31/02
-----------------------------------------------------------------------
Weighted-Average Duration                                     4.37 yrs
Weighted-Average Maturity                                     8.02 yrs
Average Coupon                                                    6.00%
Net Assets (mm)                                                 $271.5
Bonds                                                            100.0%

Top 5 Sectors*                                                  7/31/02
-----------------------------------------------------------------------
Insured                                                           38.1%
Federal Agency-Backed                                             13.9
General Obligation                                                13.3
Revenue                                                           12.3
Housing                                                            8.9
-----------------------------------------------------------------------
Total                                                             86.5%
-----------------------------------------------------------------------

Top 5 States*                                                   7/31/02
-----------------------------------------------------------------------
Georgia                                                            8.9%
Illinois                                                           8.0
Texas                                                              7.0
New York                                                           6.6
Florida                                                            6.5
-----------------------------------------------------------------------
Total                                                             37.0%
-----------------------------------------------------------------------

Quality Diversification*                                        7/31/02
-----------------------------------------------------------------------
Aaa and Agency-Backed Securities                                  65.5%
Aa                                                                19.9
A                                                                  8.3
Baa                                                                6.3
-----------------------------------------------------------------------
Total                                                            100.0%
-----------------------------------------------------------------------

* Weightings represent percentages of net assets as of July 31, 2002. The Portfolio is actively managed and its composition will vary over time.

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

ADVISOR'S COMMENTS

During the fiscal year ended July 31, 2002, the Portfolio's Class P shares returned 10.5% before deduction of the UBS PACE program fee (8.9% after deduction of the fee), versus a 12.3% return for Salomon Smith Barney World Government Bond Index (unhedged) and a 7.2% return for the Lipper Global Income Funds Median. Returns for all share classes over various time periods are shown in the "Performance at a Glance" table on the following page. Please note that those returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

The fiscal year covered by this report contained two distinct periods. The first period ran from August 2001 through March 2002, and was characterized by anticipation. We were in the midst of a global economic slowdown, but central banks were cutting rates and the increased liquidity kept investors' hopes high. However, by the end of March 2002, we had entered the second period of the year, characterized by doubt. Global unrest and corporate accounting scandals ate away at investor confidence. Nervous investors moved out of stocks and back into government bonds, primarily those issued by European countries and the United States. As the U.S. dollar fell, investors also turned to foreign currencies (the euro, yen, and Swiss franc) and gold. Credit and emerging markets began to seriously underperform during this period.

Within the U.S. bond market, we saw short-term issues outperform intermediate and longer-term bonds. Investors' increasing risk aversion helped Treasury bonds outperform corporate bonds, but corporates still ended ahead of stocks at period end. Europe's markets generally mirrored those in the United States, although inflation was a more prominent concern abroad. Japan was the standout during this period, with the relatively strong yen and increasing indications that a modest economic recovery was underway.

ROGGE GLOBAL PARTNERS

Our portion of the Portfolio outperformed the benchmark throughout most of the year. This success was due in large part to our accurate forecast of the economy. Contrary to popular opinion, we believed the U.S. economic recovery would be modest, and positioned our portion of the Portfolio accordingly. This strategy served us well, except during the fourth quarter of 2001 when interest rates and the U.S. dollar rallied temporarily.

A more detailed analysis of our performance shows that we saw consistent excess return from all areas in the Portfolio, with credit and emerging markets significantly outperforming in the first part of the fiscal year. Country selection and currency were the primary drivers of performance in the second part of the year.

Looking ahead, we expect to see modest growth 2% - 3% over the coming months) for the global economy. We believe Asia will be an area of particular strength, especially China. The United States and Europe should, in our opinion, provide above-trend growth later in 2003. We expect the U.S. dollar to remain under pressure during this period, and anticipate continued investor interest in bonds. The net result should be good returns from global bonds going forward. We will rely on our proven investment process to help us in our attempt to deliver relative outperformance in this environment.

[SIDENOTE]
UBS PACE SELECT ADVISORS TRUST - UBS PACE GLOBAL FIXED INCOME INVESTMENTS

INVESTMENT ADVISORS:
Rogge Global Partners plc ("Rogge Global Partners") and Fischer Francis Trees & Watts, Inc (and affiliates) ("FFTW")

PORTFOLIO MANAGER:
Rogge Global Partners: Portfolio Management team led by Olaf Rogge; FFTW: Team, with David Marmon as portfolio manager

OBJECTIVE:
High total return

ROGGE GLOBAL PARTNERS' INVESTMENT PROCESS:
Rogge Global Partners seeks to invest the Portfolio assets it manages in bonds of issuers in financially healthy countries because it believes that these investments produce the highest bond and currency returns over time. In deciding which bonds to buy for the Portfolio, Rogge Global Partners uses a top-down analysis to find value across countries and to forecast interest and currency-exchange rates over a one-year horizon in those countries. Rogge Global Partners also uses an optimization model to help determine country, currency and duration positions for the Portfolio. Rogge Global Partners generally sells securities that no longer meet these selection criteria or when it identifies more attractive investment opportunities and may also sell securities to adjust the average duration of the Portfolio assets it manages.

FFTW'S INVESTMENT PROCESS:
FFTW divides the investment universe into three major blocs (Europe, the United States and Japan) and analyzes in each bloc trends in economic growth, inflation, and monetary and fiscal policies. FFTW decides which securities to buy for the Portfolio by looking for investment opportunities where its opinions on the current economic environment of a bloc or country differ from those it judges to be reflected in current market valuations. FFTW generally sells securities when it has identified more attractive investment opportunities.

FFTW

Our portion of the Portfolio was actively managed throughout the fiscal year based on our analysis of rapidly changing market conditions. Several powerful forces influenced our strategy, including the turmoil in the Middle East, conflicting outlooks for a global recovery, the falling U.S. dollar, and growing tribulations in the corporate debt market.

The extreme volatility of the global bond market did lead to volatility in our own performance. As an example, consider our exposure to the U.S. corporate bond market. U.S. corporate securities made strong contributions to our portion of the Portfolio early in the fiscal year, especially during the rally in November. The good news seemed to continue into early 2002, with investments in the auto and finance sectors doing especially well. Then the rollercoaster began as a wave of bad news resulted in a setback for corporates in February. Following a revival in March, corporates were down again in the second quarter and volatility was extremely high.

Late in the period, the problems in the corporate market were partially offset by positive performance in the foreign exchange market. In particular, we saw gains from long positions in the euro, the Canadian dollar, and the Australian dollar versus the U.S. dollar, and from overweights in Swedish and Norwegian kroner versus the euro.

The upcoming fiscal year appears to hold increased uncertainty for investors. Economic sentiment in the United States will likely remain negative given the equity market decline and faltering economic figures. In this environment, we anticipate favoring activities in the U.S. mortgage-backed securities and the foreign exchange markets. We will also be keeping a close watch on the U.S. corporate bond market, which should benefit from any steps taken to improve corporate governance and accounting issues. In Europe, we consider government securities marginally more attractive than U.S. Treasuries, and their corporate bonds to be relatively more stable. In addition, we are negative on Japanese government bonds given their low nominal yields and high fiscal deficits.

PERFORMANCE AT A GLANCE

                                                                                                                    SINCE
AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 7/31/02                6 MONTHS        1 YEAR         5 YEARS     INCEPTION(DEG.)
----------------------------------------------------------------------------------------------------------------------------
Before Deducting                         Class A*                    10.82%         10.20%          N/A             6.81%
Maximum Sales Charge                     Class B**                   10.49           9.44           N/A             3.85
or UBS PACE program fee                  Class C***                  10.53           9.63           N/A             6.59
                                         Class Y+                    10.97          10.49           N/A             5.47
                                         Class P#                    10.99          10.52          3.39%            3.91
After Deducting                          Class A*                     5.85           5.28           N/A             3.86
Maximum Sales Charge                     Class B**                    5.49           4.44           N/A             1.19
or UBS PACE program fee                  Class C***                   8.69           7.83           N/A             5.98
                                         Class Y+                    10.97          10.49           N/A             5.47
                                         Class P#                    10.16           8.87          1.85             2.36
Salomon Smith Barney World Government Bond Index (unhedged)++        13.02          12.25          4.73             4.39
Lipper Global Income Funds Median                                     6.15           7.16          3.38             4.52

Average annual total returns for periods ended June 30, 2002, after deduction of the maximum sales charge or UBS PACE program fee, were as follows: Class A--1-year period, 6.78%; since inception, 3.65%; Class B--1-year period, 5.98%; since inception, 0.76%; Class C--1-year period, 9.35%; since inception, 5.85%; Class Y--1-year period, 12.06%; since inception, 5.26%; and Class P--1-year period, 10.51%; 5-year period, 1.85%; and since inception, 2.31%.

(DEG.) Inception: since commencement of issuance or reissuance on August 24, 1995 for Class P shares, December 11, 2000 for Class A shares, February 9, 2001 for Class B shares, December 1, 2000 for Class C shares, and January 16, 2001 for Class Y shares. Inception returns for the Index and Lipper Median are shown as of nearest month-end of the inception of the oldest share class: August 31, 1995.

* Maximum sales charge for Class A shares is 4.5% of the public offering price. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum sales charge for Class C shares is 1.75%, consisting of a maximum sales charge imposed on purchases of 1% and a maximum contingent deferred sales charge of 0.75%, which is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

+ The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

# Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees, but are subject to a maximum annual UBS PACE program fee of 1.5% of the value of Class P shares.

++ The Salomon Smith Barney World Government Bond Index (unhedged) is a market-capitalization-weighted index composed of straight (i.e., not floating rate or index-linked) government bonds with a one-year minimum maturity. The average maturity is seven years. The index includes the 18 government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, Portugal, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gains distributions. Total returns for periods of one year or less have not been annualized.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper Median is the return of the fund that places in the middle of the peer group.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE PORTFOLIO AND THE SALOMON SMITH BARNEY WORLD GOVERNMENT BOND INDEX

[CHART]

                   UBS PACE GLOBAL FIXED   UBS PACE GLOBAL FIXED
                    INCOME INVESTMENTS -    INCOME INVESTMENTS -     SALOMON SMITH BARNEY
                    CLASS P (WITHOUT UBS       CLASS P (WITH UBS     WORLD GOVERNMENT BOND
                       PACE PROGRAM FEE)       PACE PROGRAM FEE)          INDEX (UNHEDGED)
                                 $10,000                 $10,000                  $10,000
       August-95                  $9,950                  $9,947                   $9,656
    September-95                 $10,242                 $10,226                   $9,871
      October-95                 $10,360                 $10,331                   $9,944
     November-95                 $10,460                 $10,417                  $10,057
     December-95                 $10,643                 $10,586                  $10,162
      January-96                 $10,583                 $10,514                  $10,037
     February-96                 $10,439                 $10,358                   $9,986
        March-96                 $10,346                 $10,252                   $9,972
        April-96                 $10,482                 $10,374                   $9,932
          May-96                 $10,421                 $10,301                   $9,934
         June-96                 $10,487                 $10,353                  $10,013
         July-96                 $10,668                 $10,519                  $10,205
       August-96                 $10,685                 $10,523                  $10,245
    September-96                 $10,798                 $10,621                  $10,287
      October-96                 $11,042                 $10,847                  $10,479
     November-96                 $11,252                 $11,039                  $10,617
     December-96                 $11,131                 $10,907                  $10,531
      January-97                 $10,828                 $10,597                  $10,250
     February-97                 $10,819                 $10,575                  $10,173
        March-97                 $10,694                 $10,440                  $10,096
        April-97                 $10,551                 $10,287                  $10,007
          May-97                 $10,821                 $10,537                  $10,279
         June-97                 $10,974                 $10,672                  $10,402
         July-97                 $11,046                 $10,729                  $10,321
       August-97                 $10,910                 $10,584                  $10,314
    September-97                 $11,293                 $10,942                  $10,534
      October-97                 $11,431                 $11,061                  $10,753
     November-97                 $11,320                 $10,941                  $10,589
     December-97                 $11,242                 $10,851                  $10,557
      January-98                 $11,400                 $10,990                  $10,659
     February-98                 $11,502                 $11,075                  $10,746
        March-98                 $11,446                 $11,007                  $10,639
        April-98                 $11,576                 $11,118                  $10,810
          May-98                 $11,529                 $11,059                  $10,834
         June-98                 $11,586                 $11,100                  $10,851
         July-98                 $11,586                 $11,086                  $10,865
       August-98                 $11,842                 $11,317                  $11,160
    September-98                 $12,582                 $12,009                  $11,754
      October-98                 $12,906                 $12,303                  $12,102
     November-98                 $12,897                 $12,278                  $11,931
     December-98                 $13,333                 $12,678                  $12,171
      January-99                 $13,241                 $12,575                  $12,059
     February-99                 $12,688                 $12,035                  $11,672
        March-99                 $12,688                 $12,020                  $11,701
        April-99                 $12,668                 $11,985                  $11,697
          May-99                 $12,337                 $11,658                  $11,500
         June-99                 $12,161                 $11,477                  $11,299
         July-99                 $12,338                 $11,629                  $11,576
       August-99                 $12,348                 $11,625                  $11,629
    September-99                 $12,443                 $11,699                  $11,810
      October-99                 $12,422                 $11,665                  $11,804
     November-99                 $12,232                 $11,472                  $11,680
     December-99                 $12,197                 $11,425                  $11,652
      January-00                 $11,714                 $10,959                  $11,404
     February-00                 $11,681                 $10,915                  $11,322
        March-00                 $12,005                 $11,203                  $11,673
        April-00                 $11,496                 $10,715                  $11,291
          May-00                 $11,627                 $10,823                  $11,379
         June-00                 $11,932                 $11,094                  $11,656
         July-00                 $11,724                 $10,887                  $11,459
       August-00                 $11,537                 $10,700                  $11,373
    September-00                 $11,535                 $10,684                  $11,350
      October-00                 $11,364                 $10,513                  $11,206
     November-00                 $11,583                 $10,702                  $11,429
     December-00                 $12,043                 $11,113                  $11,838
      January-01                 $12,065                 $11,119                  $11,823
     February-01                 $12,006                 $11,051                  $11,818
        March-01                 $11,729                 $10,783                  $11,477
        April-01                 $11,687                 $10,731                  $11,437
          May-01                 $11,641                 $10,675                  $11,402
         June-01                 $11,555                 $10,583                  $11,298
         July-01                 $11,808                 $10,801                  $11,583
       August-01                 $12,219                 $11,163                  $12,018
    September-01                 $12,248                 $11,176                  $12,106
      October-01                 $12,396                 $11,296                  $12,202
     November-01                 $12,229                 $11,131                  $12,031
     December-01                 $11,896                 $10,814                  $11,721
      January-02                 $11,757                 $10,674                  $11,504
     February-02                 $11,830                 $10,727                  $11,564
        March-02                 $11,732                 $10,625                  $11,532
        April-02                 $12,103                 $10,947                  $11,944
          May-02                 $12,450                 $11,247                  $12,282
         June-02                 $12,963                 $11,696                  $12,875
         July-02                 $13,050                 $11,759                  $13,002

    The graph depicts the performance of UBS PACE Global Fixed Income Investments Class P shares versus the Salomon Smith Barney World Government Bond Index (unhedged). The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. It is important to note that UBS PACE Global Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

UBS PACE GLOBAL FIXED INCOME INVESTMENTS - PORTFOLIO STATISTICS

Characteristics*                                                7/31/02
-----------------------------------------------------------------------
Net Assets (mm)                                                 $317.9
Number of Securities                                               179

Quality Diversification*                                        7/31/02
-----------------------------------------------------------------------
U.S. Government and Agency Securities                             17.8%
AAA                                                               39.7
AA                                                                22.6
A                                                                 12.8
BBB                                                                5.9
Cash equivalents                                                   9.9
Liabilities in Excess of Other Assets                             -8.7
-----------------------------------------------------------------------
Total                                                            100.0%
-----------------------------------------------------------------------

Top 5 Countries*                                                7/31/02
-----------------------------------------------------------------------
United States                                                     53.8%
Germany                                                           11.1
Japan                                                              7.8
United Kingdom                                                     7.0
Italy                                                              6.5
-----------------------------------------------------------------------
Total                                                             86.2%
-----------------------------------------------------------------------

* Weightings represent percentages of net assets as of July 31, 2002. The Portfolio is actively managed and its composition will vary over time.

UBS PACE Select Advisors Trust

UBS PACE Large Co Value Equity Investments

ADVISOR'S COMMENTS

For the fiscal year ended July 31, 2002, the Portfolio's Class P shares declined 14.7% (before the deduction of the UBS PACE program fee; shares declined 16.0% after the deduction of the fee). These returns were relatively better than the -17.2% return of the Russell 1000 Value Index and the -17.8% return of the Lipper Multi-Cap Value Funds Median. Returns for all share classes over various time periods are shown in the "Performance at a Glance" table on the following page. Please note that those returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

The twelve months ended July 31, 2002 were volatile for stock investors. The events of September 11th, coupled with corporate scandals and continued economic weakness, drove the U.S. stock market down considerably. In fact, the S&P 500 Index fell nearly 14% in the first six months of 2002 alone--its worst first-half performance since 1970. While still posting negative absolute returns for the fiscal period, value stocks fared better than growth stocks in this environment. In fact, value stocks in general outperformed growth stocks in nine of the last twelve months.

SSgA

Throughout the year, our portion of the Portfolio was broadly diversified, with sector and industry weightings similar to that of our benchmark. Successful stock selection accounted for much of our relative outperformance versus the benchmark.

We saw particularly strong contributions from our holdings in the consumer discretionary sector. At times over the last year, it appeared that consumer spending was single-handedly supporting the economy. This spending positively impacted our investments in the specialty retail industry. Two examples were Autozone (0.5%) and Blockbuster (0.2%), both of which rose sharply.* We also had success in the media industry, where we not only selected stocks that aided performance, but also avoided stocks such as Liberty Media and Comcast, which suffered significant losses.

Our stock selection in the healthcare sector was important to performance. Compared to the benchmark, we were overweight in the medical providers/services industry. This industry proved highly resistant to the slowing economy and was even able to take advantage of increased pricing power. United Health Group (0.4%), Wellpoint Health (0.6%), and Tenet (0.4%) were three holdings in the industry that generated especially strong performance.*

Conversely, the volatility in the financial, telecom, and technology sectors--all of which experienced industry- and company-specific problems during the fiscal year--hurt our portion of the Portfolio.

Looking ahead, we believe it is unlikely that the second half of 2002 will bring a significant recovery. Until capital spending increases, the economy will be forced to rely on rate cuts from the Federal Reserve and continued consumer spending. We believe we are well positioned to succeed in the stock market created by this type of economy. As always, we will emphasize a well-diversified portfolio that maximizes risk/reward trade-off.

* Weightings represent percentages of net assets as of July 31, 2002. The Portfolio is actively managed and its composition will vary over time.

[SIDENOTE]
UBS PACE SELECT ADVISORS TRUST - UBS PACE LARGE CO VALUE EQUITY INVESTMENTS

INVESTMENT ADVISORS:
SSgA Funds Management, Inc ("SSgA"), Institutional Capital Corporation ("ICAP") and Westwood Management Corporation ("Westwood")

PORTFOLIO MANAGER:
SSgA: Team; ICAP: Team; Westwood: Susan Byrne

OBJECTIVE:
Capital appreciation and dividend income

SSgA INVESTMENT PROCESS:
SSgA uses several independent valuation measures to identify investment opportunities within a large-cap value universe, and combines factors to produce an overall rank. Comprehensive research determines the optimal weighting of these perspectives to arrive at strategies that vary by industry. SSgA constructs the portion of the Portfolio it advises by selecting the highest-ranked stocks from the investable universe and manages deviations from the benchmark to maximize the risk/reward trade-off. The resulting portfolio has characteristics similar to the Russell 1000 Value Index. SSgA generally sells stocks that no longer meet its selection criteria or that it believes otherwise may adversely affect performance relative to the Index.

ICAP INVESTMENT PROCESS:
ICAP uses its proprietary valuation model to identify large-capitalization companies that ICAP believes offer the best relative values because they sell below the price-to-earnings ratio warranted by their prospects. ICAP looks for companies where there is a catalyst for positive change with potential to produce stock appreciation of 20% or more relative to the market over the next 12 to 18 months. ICAP also uses internally generated research to evaluate the financial condition and business prospects of every company it considers. ICAP monitors each stock purchased and sells the stock when its target price is achieved, the catalyst becomes inoperative, or ICAP identifies another stock with greater opportunity for appreciation.

WESTWOOD INVESTMENT PROCESS:
Westwood maintains a list of securities that it believes have proven records and potential for above-average earnings growth. It considers purchasing a security on such list if Westwood's forecasted growth rates and earnings estimates exceed Wall Street expectations, or Westwood's forecasted price/earnings ratio is less than the forecasted growth rate. Westwood monitors the issuing companies and sells a stock if Westwood expects limited future price appreciation or if the projected price/earnings ratio exceeds the three-year growth rate.

UBS Global Asset Management allocates the Portfolio's assets among the three investment advisors, and may change allocation at any time. The relative values of each investment advisor's share of the Portfolio's assets may also change over time. As of July 31, 2002, SSgA managed 52% of net assets; ICAP managed 24% of net assets; Westwood managed 24% of net assets.

ICAP

Our research-intense, team-driven investment process was well suited to the volatile markets we saw this past year. Highly publicized accounting frauds have made investors fearful and drew attention to the importance of financial statement analysis. By focusing our portion of the Portfolio on companies with strong credit ratings and improving balance sheets, we were able to identify holdings that investors trusted and that were, therefore, less vulnerable to stock price declines.

Performance during the fiscal year was enhanced by sector strategy and stock selection. Healthcare is an example of a sector that performed well, particularly our investment in HCA Inc (0.6%).* HCA is a healthcare services company that operates 180 hospitals and 80 surgery centers in the United States and Europe. The company's stock benefited from positive industry conditions, as well as strategic acquisitions and a significant share stock repurchase program.

Defense contractor General Dynamics (0.4%)* led the stocks that helped performance this year. The firm benefited from the country's increased demand for its products due to the war on terrorism. We also saw noteworthy contributions from Wells Fargo (0.8%) and Sears (0.6%).* Conversely, performance was hurt by our investment in Tyco, which declined dramatically following accusations of insider trading and improper accounting. Our investment in pharmaceuticals Bristol Myers Squibb (0.2%) and Schering Plough (0.7%) also hindered performance.* The position in Tyco was eliminated in February, and the position in Bristol Myers Squibb was eliminated in August, after the fiscal period ended.

We believe the financial markets remain fundamentally strong, and we expect them to begin catching up with the improving economy. Steady consumer spending, low inventory levels, moderate inflation and low interest rates, combined with accounting reforms, should motivate investors and the stock market. To benefit from this anticipated recovery, we will include cyclical stocks in our portion of the Portfolio. We'll also focus on financial stocks from companies with strong balance sheets and solid accounts receivables, as we believe these firms should do well in a low and stable interest rate environment.

WESTWOOD

Over the fiscal period, we invested our portion of the Portfolio in a "barbell" strategy. On the one end of the barbell, we were invested in cyclical industries that we believed would benefit from an economic recovery. On the other end of the barbell, we were invested in dividend-paying stocks that we expected to perform relatively well in the market environment.

A specific example of this strategy involved our holdings in the cyclical energy sector and in the dividend-paying utility sectors. We were overweight in energy relative to our benchmark. This strategy, along with strong stock selections, such as Apache Corp. (0.7%) and Nabors Industries (0.5%), contributed to performance.* Our investment in utilities was very selective, as the sector was struggling with issues of corporate fraud and overcapacity in the telecommunications industry. Nonetheless, the utility investments we selected for the Portfolio enhanced results during the reporting period.

We also saw support from our investments in the healthcare sector. While we were underweight in healthcare compared to the benchmark, the sector provided positive returns to the Portfolio versus negative returns to the benchmark. Within healthcare, we were focused on managed care companies with stocks such as Wellpoint Health Networks (0.6%) and Anthem Inc. (0.5%), two of our top performing names.* We also saw positive contributions from pharmaceutical companies Merck & Co. (0.7%) and Pfizer Inc. (0.4%).* The stocks of both of these companies fell dramatically last year when drugs in development were delayed. We invested in these companies after their price declines, as we felt they were poised to rebound based on anticipated improving fundamentals.

The primary drag on results was mixed performance in the producer durables sector. This sector was held back by our position in Tyco, which was impacted by rumors of fraud. As of July 31, 2002, Westwood does not have a position in this security. Tyco losses negated strong performances from other holdings in the sector, including Boeing Company (0.7%), Caterpillar (0.3%), and United Technologies (0.7%).*

As we look ahead to the new fiscal year, we are anticipating moderate growth and low inflation--an attractive backdrop for stocks. To maximize returns in this environment, we expect to continue to position our portion of the Portfolio within a barbell structure.

* Weightings represent percentages of net assets as of July 31, 2002. The Portfolio is actively managed and its composition will vary over time.

PERFORMANCE AT A GLANCE

                                                                                                                  SINCE
AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 7/31/02                 6 MONTHS        1 YEAR       5 YEARS     INCEPTION(DEG.)
----------------------------------------------------------------------------------------------------------------------------
Before Deducting                         Class A*                    -11.04%        -14.85%        N/A            -6.71%
Maximum Sales Charge                     Class B**                   -11.41         -15.52         N/A            -7.34
or UBS PACE program fee                  Class C***                  -11.41         -15.52         N/A            -7.34
                                         Class Y+                    -10.92         -14.63         N/A            -8.48
                                         Class P#                    -10.98         -14.68       -0.46%            8.10
After Deducting                          Class A*                    -15.93         -19.53         N/A            -9.82
Maximum Sales Charge                     Class B**                   -15.84         -19.75         N/A            -9.56
or UBS PACE program fee                  Class C***                  -13.19         -17.23         N/A            -7.89
                                         Class Y+                    -10.92         -14.63         N/A            -8.48
                                         Class P#                    -11.64         -15.95       -1.95             6.49
Russell 1000 Value Index++                                           -12.96         -17.24        2.96            10.28
Lipper Multi-Cap Value Funds Median                                  -15.49         -17.78        2.27             8.50

Average annual total returns for periods ended June 30, 2002, after deduction of the maximum sales charge or UBS PACE program fee, were as follows: Class A--1-year period, -12.95%; since inception, -5.71%; Class B--1-year period, -13.20%; since inception, -5.37%; Class C--1-year period, -10.47%; since inception, -3.53%; Class Y--1 year period, -7.66%; since inception, -3.80%; and Class P--1-year period, -9.03%; 5-year period, 1.13%; and since inception, 7.85%.

(DEG.) Inception: since commencement of issuance on August 24, 1995 for Class P shares; November 27, 2000 for Class A, B and C shares; and January 19, 2001 for Class Y shares. Inception returns for the Index and Lipper Median are shown as of nearest month-end of the inception of the oldest share class: August 31, 1995.

* Maximum sales charge for Class A shares is 5.5% of the public offering price. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum sales charge for Class C shares is 2%, consisting of a maximum sales charge of 1% imposed on purchases and a maximum contingent deferred sales charge of 1%, which is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

+ The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

# Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees, but are subject to a maximum annual UBS PACE program fee of 1.5% of the value of Class P shares.

++ The Russell 1000 Value Index measures the performance of a large universe of stocks with lower price-to-book ratios and lower forecasted growth values.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gains distributions. Total returns for periods of one year or less have not been annualized.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper Median is the return of the fund that places in the middle of the peer group.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE PORTFOLIO AND THE RUSSELL 1000 VALUE INDEX

[CHART]

                           UBS PACE LARGE CO            UBS PACE LARGE CO
                  VALUE EQUITY INVESTMENTS -   VALUE EQUITY INVESTMENTS -
                        CLASS P (WITHOUT UBS             CLASS P (WITH UBS            RUSSELL 1000
                           PACE PROGRAM FEE)            PACE PROGRAM FEE)              VALUE INDEX
                                     $10,000                      $10,000                  $10,000
       August-95                     $10,117                      $10,113                  $10,141
    September-95                     $10,442                      $10,425                  $10,508
      October-95                     $10,408                      $10,379                  $10,404
     November-95                     $10,975                      $10,930                  $10,931
     December-95                     $11,169                      $11,110                  $11,205
      January-96                     $11,622                      $11,546                  $11,555
     February-96                     $11,798                      $11,706                  $11,642
        March-96                     $12,016                      $11,907                  $11,840
        April-96                     $12,242                      $12,116                  $11,885
          May-96                     $12,426                      $12,283                  $12,034
         June-96                     $12,384                      $12,227                  $12,044
         July-96                     $11,790                      $11,625                  $11,589
       August-96                     $12,250                      $12,064                  $11,920
    September-96                     $12,795                      $12,585                  $12,394
      October-96                     $13,072                      $12,840                  $12,874
     November-96                     $13,968                      $13,704                  $13,807
     December-96                     $13,974                      $13,693                  $13,631
      January-97                     $14,483                      $14,174                  $14,292
     February-97                     $14,580                      $14,250                  $14,502
        March-97                     $14,106                      $13,770                  $13,980
        April-97                     $14,527                      $14,163                  $14,568
          May-97                     $15,598                      $15,188                  $15,381
         June-97                     $16,326                      $15,878                  $16,041
         July-97                     $17,581                      $17,077                  $17,248
       August-97                     $16,888                      $16,383                  $16,633
    September-97                     $17,643                      $17,094                  $17,639
      October-97                     $16,669                      $16,130                  $17,146
     November-97                     $17,028                      $16,458                  $17,904
     December-97                     $17,433                      $16,827                  $18,427
      January-98                     $17,557                      $16,926                  $18,166
     February-98                     $19,081                      $18,373                  $19,389
        March-98                     $20,178                      $19,404                  $20,575
        April-98                     $19,977                      $19,187                  $20,712
          May-98                     $19,691                      $18,889                  $20,405
         June-98                     $19,815                      $18,984                  $20,667
         July-98                     $19,320                      $18,486                  $20,302
       August-98                     $16,565                      $15,831                  $17,281
    September-98                     $17,747                      $16,939                  $18,273
      October-98                     $19,091                      $18,199                  $19,688
     November-98                     $19,892                      $18,938                  $20,605
     December-98                     $20,632                      $19,619                  $21,307
      January-99                     $20,498                      $19,467                  $21,473
     February-99                     $19,715                      $18,700                  $21,170
        March-99                     $20,395                      $19,321                  $21,608
        April-99                     $22,220                      $21,024                  $23,626
          May-99                     $21,901                      $20,695                  $23,367
         June-99                     $22,777                      $21,496                  $24,045
         July-99                     $21,798                      $20,546                  $23,341
       August-99                     $21,024                      $19,793                  $22,475
    September-99                     $19,498                      $18,333                  $21,689
      October-99                     $19,539                      $18,349                  $22,938
     November-99                     $19,653                      $18,432                  $22,758
     December-99                     $19,778                      $18,527                  $22,868
      January-00                     $18,449                      $17,260                  $22,122
     February-00                     $16,937                      $15,825                  $20,479
        March-00                     $18,630                      $17,386                  $22,977
        April-00                     $19,460                      $18,138                  $22,710
          May-00                     $19,699                      $18,337                  $22,949
         June-00                     $18,869                      $17,543                  $21,900
         July-00                     $18,585                      $17,257                  $22,174
       August-00                     $19,563                      $18,142                  $23,408
    September-00                     $19,506                      $18,067                  $23,622
      October-00                     $20,051                      $18,549                  $24,203
     November-00                     $19,225                      $17,762                  $23,304
     December-00                     $20,269                      $18,704                  $24,472
      January-01                     $20,327                      $18,733                  $24,566
     February-01                     $20,005                      $18,414                  $23,883
        March-01                     $19,328                      $17,768                  $23,039
        April-01                     $20,384                      $18,716                  $24,169
          May-01                     $20,682                      $18,966                  $24,712
         June-01                     $20,154                      $18,459                  $24,164
         July-01                     $20,131                      $18,415                  $24,113
       August-01                     $19,190                      $17,532                  $23,147
    September-01                     $17,974                      $16,400                  $21,518
      October-01                     $18,100                      $16,494                  $21,333
     November-01                     $18,984                      $17,278                  $22,573
     December-01                     $19,480                      $17,708                  $23,104
      January-02                     $19,295                      $17,517                  $22,926
     February-02                     $19,191                      $17,401                  $22,963
        March-02                     $19,989                      $18,103                  $24,049
        April-02                     $19,596                      $17,724                  $23,224
          May-02                     $19,700                      $17,796                  $23,341
         June-02                     $18,612                      $16,792                  $22,001
         July-02                     $17,177                      $15,478                  $19,956

    The graph depicts the performance of UBS PACE Large Co Value Equity Investments Class P shares versus the Russell 1000 Value Index. The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. It is important to note that UBS PACE Large Co Value Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

UBS PACE LARGE CO VALUE EQUITY INVESTMENTS - PORTFOLIO STATISTICS

Characteristics*                                                7/31/02
-----------------------------------------------------------------------
Size of Portfolio (mm)                                          $835.7
Number of Securities                                               153
Stocks                                                            98.6%
Cash Equivalents and Liabilities in Excess of Other Assets         1.4%

Top Ten Holdings*                                               7/31/02
-----------------------------------------------------------------------
Exxon Mobil                                                        4.0%
Citigroup                                                          3.2
Bank of America                                                    2.2
Verizon Communications                                             2.1
Bank One Corp.                                                     2.0
General Motors Corp.                                               1.8
Wells Fargo & Co.                                                  1.7
Washington Mutual                                                  1.6
Federal National Mortgage Association                              1.5
Sears, Roebuck & Co.                                               1.5
-----------------------------------------------------------------------
Total                                                             21.6%
-----------------------------------------------------------------------

Top Five Sectors*                                               7/31/02
-----------------------------------------------------------------------
Financials                                                        31.4%
Consumer Discretionary                                            14.1
Energy                                                            10.7
Industrials                                                        9.9
Health Care                                                        8.1
-----------------------------------------------------------------------
Total                                                             74.2%
-----------------------------------------------------------------------

* Weightings represent percentages of net assets as of July 31, 2002. The Portfolio is actively managed and its composition will vary over time.

UBS PACE Select Advisors Trust

UBS PACE Large Co Growth Equity Investments

ADVISOR'S COMMENTS

For the fiscal year ended July 31, 2002, the Portfolio's Class P shares declined 31.7% (before the deduction of the UBS PACE program fee; shares declined 32.7% after the deduction of the fee), compared to the -28.8% return of both the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Median. Returns for all share classes over various time periods are shown in the "Performance at a Glance" table on the following page. Please note that those returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

This was to be the year of economic recovery, but the recovery was quickly derailed by the tragic events of September 11th. The debacles at Enron and other corporate giants provided the final blows, as investors lost confidence and fled the stock market. On July 24, 2002, with just days left in the fiscal period, the S&P 500 Index hit its twelve-month low. Although all areas of the stock market suffered, disillusioned investors punished growth stocks first and hardest.

ALLIANCE CAPITAL

Our portion of the Portfolio underperformed the benchmark for the period, but showed improving relative performance throughout the reporting period.

Our sector strategy offered mixed results during the course of the year. Our underweighting in technology versus the benchmark was a positive. Nonetheless, the stocks we did hold in the industry detracted from absolute performance. Our overweighting in financial services enhanced results, especially investments in companies that were able to benefit from falling interest rates. We also saw contributions from select holdings in healthcare, including Tenet Healthcare Corp. (1.7%), one of our top five performing stocks for the 12-month period.* While we did have some gains in the consumer staples area, including Kohl's (3.0%) and Harley Davidson (3.1%), we were underweight this sector relative to the benchmark and therefore missed other opportunities.*

The single largest factor detracting from performance was our exposure to Tyco International (as of July 31, 2002, we no longer hold this security). An audience primed by problems at WorldCom was quick to take action when Tyco became embroiled in corporate scandal. The stock's dramatic decline hurt our performance more than any other holding during the year.

SSGA

In addition to generally poor market conditions, our portion of the Portfolio was hurt by stock selection in the consumer staples and finance sectors. Within consumer staples, we saw losses from investments in food industry holdings, such as Pepsi Bottling Group (0.4%), which fell more than 18% during our holding period.* We also missed opportunities in the alcohol and tobacco industry. For example, we were underweight in Philip Morris (0.5%) and Anheuser Busch (as of July 31, 2002, we no longer hold this security) compared to the benchmark, and these stocks rose more than 13% during the year.* Within finance, we were hurt by our positions in AmeriCredit (as of July 31, 2002, we no longer hold this security), E*Trade Group (0.2%), and Metris Companies (as of July 31, 2002, we no longer hold this security), which all fell sharply during their respective holding periods.*

* Weightings represent percentages of net assets as of July 31, 2002. The Portfolio is actively managed and its composition will vary over time.

[SIDENOTE]
UBS PACE SELECT ADVISORS TRUST - UBS PACE LARGE CO GROWTH EQUITY INVESTMENTS

INVESTMENT ADVISORS:
Alliance Capital Management L.P. ("Alliance Capital") and SSgA Funds Management, Inc. ("SSgA")

Note: As of September 16, 2002, GE Asset Management, Inc. and Marsico Capital Management, LLC assumed investment advisory responsibility for Alliance Capital's portion of the Portfolio.

PORTFOLIO MANAGERS:
Alliance Capital: Jane Mack Gould; SSgA: Team

OBJECTIVE:
Capital appreciation

ALLIANCE CAPITAL INVESTMENT PROCESS:
Alliance Capital follows its "disciplined growth" strategy in seeking to identify the best combinations of earnings growth and reasonable valuation in selecting stocks for its portion of the Portfolio. Alliance Capital ranks each stock in the investment universe based on its analysts' assessments and fundamental research comprising six measures of earnings growth and valuation. Alliance Capital normally invests its portion of the Portfolio in stocks that rank in the top 30% of this research universe, and generally sells stocks that rank in the bottom half.

SSGA INVESTMENT PROCESS:
SSgA ranks all companies within the investable universe from top to bottom based on their relative attractiveness. SSgA uses several independent valuation measures to identify investment opportunities within a large-cap growth universe, and combines factors to produce an overall rank. Comprehensive research helps determine the optimal weighting of these perspectives to arrive at strategies that vary by industry. SSgA constructs its portion of the Portfolio by selecting the highest-ranked stocks from the universe, and manages deviations from the benchmark (the Russell 1000 Growth Index) to maximize the risk/reward trade-off. SSgA generally sells stocks that no longer meet its selection criteria, or that it believes otherwise may adversely affect performance relative to the Index.

Strong performances from our health care investments helped to offset some of these losses. In particular, we saw valuable contributions from holdings in the medical providers and services industry. This area showed itself to be highly resistant to the economic slowdown, and individual companies were able to take advantage of increased pricing power.

As of July 31, 2002, we see no conclusive signs of a significant recovery in the near-term. Without capital spending, we are forced to rely on interest rate cuts and consumer spending to keep the economy going. We believe our portion of the Portfolio is well positioned for these challenging times. Our risk-controlled approach and long-term perspective are well suited to periods of volatility, helping us to remain focused on research and diversification.

PERFORMANCE AT A GLANCE

                                                                                                                     SINCE
AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 7/31/02                     6 MONTHS        1 YEAR       5 YEARS     INCEPTION DEG.
----------------------------------------------------------------------------------------------------------------------------------
Before Deducting                         Class A*                        -24.95%        -31.85%        N/A           -31.39%
Maximum Sales Charge                     Class B**                       -25.26         -32.38         N/A           -31.85
or UBS PACE program fee                  Class C***                      -25.26         -32.42         N/A           -31.85
                                         Class Y+                        -24.87         -31.64         N/A           -31.48
                                         Class P#                        -24.89         -31.69       -4.35%            3.75
After Deducting                          Class A*                        -29.07         -35.59         N/A           -33.67
Maximum Sales Charge                     Class B**                       -29.00         -35.76         N/A           -33.49
or UBS PACE program fee                  Class C***                      -26.74         -33.77         N/A           -32.26
                                         Class Y+                        -24.87         -31.64         N/A           -31.48
                                         Class P#                        -25.45         -32.71       -5.77             2.21
Russell 1000 Growth Index++                                              -23.79         -28.75       -3.06             6.04
Lipper Large-Cap Growth Funds Median                                     -23.17         -28.82       -2.10             5.08

Average annual total returns for periods ended June 30, 2002, after deduction of the maximum sales charge or UBS PACE program fee, were as follows: Class A--1-year period, -33.15%; since inception, -32.20%; Class B--1-year period, -33.39%; since inception, -32.01%; Class C--1-year period, -31.24%; since inception, -30.65%; Class Y--1-year period, -29.07%; since inception, 29.58%; and Class P--1-year period, -30.14%; 5-year period, -2.54%; and since inception, 3.30%.

DEG. Inception: since commencement of issuance or reissuance on August 24, 1995 for Class P shares, November 27, 2000 for Class A, B and C shares, and February 23, 2001 for Class Y shares. Inception returns for the Index and Lipper Median are shown as of nearest month-end of the inception of the oldest share class: August 31, 1995.

* Maximum sales charge for Class A shares is 5.5% of the public offering price. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum contingent deferred sales charge for Class C shares is 2%, consisting of a maximum sales charge of 1% imposed on purchases and a maximum contingent deferred sales charge of 1%, which is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

+ The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

# Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees, but are subject to a maximum annual UBS PACE program fee of 1.5% of the value of Class P shares.

++ The Russell 1000 Growth Index measures the performance of a large universe of stocks with higher price-to-book ratios and higher forecasted growth values.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gains distributions. Total returns for periods of one year or less have not been annualized.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper Median is the return of the fund that places in the middle of the peer group.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE PORTFOLIO AND THE RUSSELL 1000 GROWTH INDEX

[CHART]


                             UBS PACE LARGE CO             UBS PACE LARGE CO
                   GROWTH EQUITY INVESTMENTS -   GROWTH EQUITY INVESTMENTS -
                          CLASS P (WITHOUT UBS             CLASS P (WITH UBS   RUSSELL 1000
                             PACE PROGRAM FEE)             PACE PROGRAM FEE)   GROWTH INDEX
                                       $10,000                       $10,000        $10,000
       August-95                       $10,000                        $9,997        $10,011
    September-95                       $10,367                       $10,350        $10,472
      October-95                       $10,400                       $10,371        $10,480
     November-95                       $10,675                       $10,632        $10,887
     December-95                       $10,667                       $10,610        $10,949
      January-96                       $10,967                       $10,895        $11,316
     February-96                       $11,234                       $11,147        $11,523
        March-96                       $11,284                       $11,182        $11,537
        April-96                       $11,485                       $11,367        $11,841
          May-96                       $11,810                       $11,674        $12,255
         June-96                       $11,819                       $11,668        $12,272
         July-96                       $11,076                       $10,921        $11,553
       August-96                       $11,485                       $11,310        $11,851
    September-96                       $12,520                       $12,314        $12,714
      October-96                       $12,662                       $12,438        $12,790
     November-96                       $13,338                       $13,085        $13,751
     December-96                       $12,932                       $12,672        $13,482
      January-97                       $13,660                       $13,368        $14,427
     February-97                       $13,267                       $12,967        $14,329
        March-97                       $12,313                       $12,020        $13,554
        April-97                       $13,208                       $12,878        $14,454
          May-97                       $13,944                       $13,578        $15,497
         June-97                       $14,605                       $14,204        $16,117
         July-97                       $16,128                       $15,665        $17,543
       August-97                       $15,115                       $14,664        $16,516
    September-97                       $16,019                       $15,521        $17,329
      October-97                       $15,567                       $15,064        $16,688
     November-97                       $15,735                       $15,207        $17,397
     December-97                       $16,138                       $15,577        $17,592
      January-98                       $16,475                       $15,883        $18,118
     February-98                       $18,089                       $17,417        $19,481
        March-98                       $18,789                       $18,069        $20,257
        April-98                       $19,100                       $18,344        $20,538
          May-98                       $18,896                       $18,126        $19,955
         June-98                       $20,039                       $19,199        $21,177
         July-98                       $20,385                       $19,506        $21,037
       August-98                       $16,377                       $15,651        $17,880
    September-98                       $17,149                       $16,368        $19,253
      October-98                       $19,100                       $18,207        $20,801
     November-98                       $20,350                       $19,375        $22,383
     December-98                       $22,601                       $21,491        $24,401
      January-99                       $24,138                       $22,923        $25,834
     February-99                       $23,167                       $21,974        $24,654
        March-99                       $23,996                       $22,732        $25,952
        April-99                       $24,043                       $22,748        $25,985
          May-99                       $23,402                       $22,114        $25,187
         June-99                       $25,429                       $23,999        $26,951
         July-99                       $24,392                       $22,992        $26,094
       August-99                       $24,835                       $23,380        $26,521
    September-99                       $23,930                       $22,500        $25,964
      October-99                       $25,730                       $24,163        $27,924
     November-99                       $26,126                       $24,504        $29,431
     December-99                       $28,307                       $26,516        $32,492
      January-00                       $26,963                       $25,225        $30,968
     February-00                       $26,750                       $24,995        $32,482
        March-00                       $30,000                       $27,996        $34,807
        April-00                       $29,071                       $27,096        $33,151
          May-00                       $27,708                       $25,793        $31,482
         June-00                       $29,071                       $27,028        $33,868
         July-00                       $28,723                       $26,671        $32,456
       August-00                       $30,860                       $28,620        $35,395
    September-00                       $27,949                       $25,888        $32,046
      October-00                       $26,644                       $24,648        $30,530
     November-00                       $22,828                       $21,092        $26,030
     December-00                       $22,627                       $20,879        $25,206
      January-01                       $23,937                       $22,061        $26,947
     February-01                       $19,838                       $18,260        $22,373
        March-01                       $17,396                       $15,992        $19,938
        April-01                       $19,849                       $18,224        $22,460
          May-01                       $19,849                       $18,202        $22,129
         June-01                       $19,524                       $17,881        $21,617
         July-01                       $18,908                       $17,296        $21,076
       August-01                       $17,239                       $15,749        $19,353
    September-01                       $15,323                       $13,982        $17,421
      October-01                       $16,220                       $14,781        $18,335
     November-01                       $17,810                       $16,210        $20,096
     December-01                       $17,765                       $16,149        $20,058
      January-02                       $17,194                       $15,610        $19,704
     February-02                       $16,096                       $14,595        $18,886
        March-02                       $16,824                       $15,237        $19,539
        April-02                       $15,447                       $13,971        $17,945
          May-02                       $15,043                       $13,590        $17,511
         June-02                       $13,845                       $12,491        $15,891
         July-02                       $12,915                       $11,638        $15,017

    The graph depicts the performance of UBS PACE Large Co Growth Equity Investments Class P shares versus the Russell 1000 Growth Index. The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. It is important to note that UBS PACE Large Co Growth Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

UBS PACE LARGE CO GROWTH EQUITY INVESTMENTS - PORTFOLIO STATISTICS

Characteristics*                                                7/31/02
-----------------------------------------------------------------------
Net Assets (mm)                                                 $463.3
Number of Securities                                               100
ADRs                                                               0.7%
Stocks                                                            98.0%
Cash Equivalents and Other Assets in Excess of Liabilities         1.3%

Top Five Sectors*                                               7/31/02
-----------------------------------------------------------------------
Health Care                                                       25.0%
Information Technology                                            20.9
Consumer Discretionary                                            19.4
Financials                                                        15.7
Industrials                                                       10.8
-----------------------------------------------------------------------
Total                                                             91.8%
-----------------------------------------------------------------------

Top Ten Stocks*                                                 7/31/02
-----------------------------------------------------------------------
Pfizer                                                             6.3%
General Electric                                                   5.2
Microsoft                                                          5.0
Johnson & Johnson                                                  3.7
Harley-Davidson                                                    3.1
Wal-Mart Stores                                                    3.0
Kohl's                                                             3.0
Cisco Systems                                                      2.9
Dell Computer                                                      2.8
American International Group                                       2.8
-----------------------------------------------------------------------
Total                                                             37.8%
-----------------------------------------------------------------------

* Weightings represent percentages of net assets as of July 31, 2002. The Portfolio is actively managed and its composition will vary over time.

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Value Equity Investments

ADVISOR'S COMMENTS

For the fiscal year ended July 31, 2002, the Portfolio's Class P shares declined 4.7% (before the deduction of the UBS PACE program fee; shares declined 6.1% after the deduction of the fee), slightly outperforming the -5.1% return of the Russell 2500 Value Index and the -5.8% return of the Lipper Small-Cap Value Funds Median. Returns for all share classes over various time periods are shown in the "Performance at a Glance" table on the following page. Please note that those returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

The 12 months ended July 31, 2002 have been a period of great volatility for the stock market. Following the events of September 11, 2001, the markets fell dramatically, but then quickly rallied. Unfortunately, lagging profits, sluggish capital spending, and global uncertainty contributed to another decline. When the Enron-led accounting scandals began, wary investors initiated a sell-off that drove the stock market down significantly.

ARIEL

Our conservative and disciplined investment style helped insulate our portion of the Portfolio from much of the market's steeper losses. Unfortunately, heightened investor skittishness eventually penalized performance, especially in the last several months of the period.

Most industry sectors posted negative absolute returns over the 12-month review period. We did, however, gain a relative advantage over the benchmark from our investments in consumer staples, materials and processing, and consumer discretionary and services. In terms of specific stocks, we saw strong support from International Game Technology (as of July 31, 2002, we no longer hold this security), a slot machine manufacturer that rose 31% during the year. The company benefited from an increase in casino traffic following the terrorist attacks and from new games added to its product line. Energizer Holdings Inc. (1.4%) and Fortune Brands Inc. (0.7%) also did very well for the Portfolio, climbing 43% and 46%, respectively. We also benefited from our investment in H&R Block (0.9%), up 37%, and Black & Decker (2.0%), up 36%. Lastly, Jones Apparel Group (1.3%) made a strong contribution, rising 36% due to a positive change in management, which led to operational improvements and increased efficiencies.*

As we look ahead to the new fiscal year, we are deeply troubled by the fallout of investor trust. We believe stocks will eventually recover, but how will investors know when it is safe to get back in the market? We believe companies that exemplify the qualities of outstanding communicators will ultimately be the most successful, and our job is to seek them out and invest in them. As always, we will pursue long-term capital appreciation from investment in undervalued companies, striving to identify quality firms in consistent industries with distinct market niches, excellent management, and proven success.

ICM

Our portion of the portfolio ended this period basically in line with our benchmark, the Russell 2500 Value Index. After the first eight months of the fiscal period, we were significantly ahead of the Index, but gave up this relative advantage during the market sell-off that occurred during the last four months.

Our success prior to April was supported by sector strategy and security selection. As we have mentioned in the past, we do not target specific sector weights. Instead, we dedicate research efforts to sectors that we feel are misperceived and offer good value. This approach led us to superior returns (relative to the benchmark index) from investments in niche sectors such as office superstores and healthcare services.

* Weightings represent percentages of net assets as of July 31, 2002. The Portfolio is actively managed and its composition will vary over time.

[SIDENOTE]
UBS PACE SELECT ADVISORS TRUST - UBS PACE SMALL/MEDIUM CO VALUE EQUITY
INVESTMENTS

INVESTMENT ADVISORS:
Ariel Capital Management, Inc. ("Ariel") and ICM Asset Management, Inc. ("ICM")

PORTFOLIO MANAGERS:
Ariel: Eric T. McKissack; ICM: ICM Management Team

OBJECTIVE:
Capital appreciation

ARIEL INVESTMENT PROCESS:
Ariel invests in stocks of companies that it believes are misunderstood or undervalued. It seeks to identify companies in consistent industries with distinct market niches and excellent management teams. It focuses on value stocks, which it defines as stocks with a low P/E ratio based on forward earnings and that trade at a significant discount to the private market value that Ariel calculates for each stock. Ariel generally sells stocks that cease to meet these criteria or that are at risk for fundamental deterioration.

ICM INVESTMENT PROCESS:
ICM invests primarily in common stocks of companies believed to offer good relative value that have either fallen out of favor among investors or are under-researched. In deciding which stocks to buy for the Portfolio, ICM uses a top-down analysis to identify broad sectors of the market believed to offer good relative value and then seeks to identify individual companies within those sectors that meet ICM's investment criteria. ICM also performs a bottom-up analysis to attempt to discover inefficiently priced stocks in a broad range of sectors, including those not identified in the top-down analysis. These two approaches are combined in various proportions depending on market conditions. ICM generally sells stocks that meet price objectives, no longer meet its selection criteria, are at risk for fundamental deterioration, or when the team identifies more attractive investment opportunities.

Individual holdings such as Agco Corporation (1.0%) also added to performance.* Agco is a global manufacturer and distributor of agricultural equipment and related replacement parts. The company's improving financials, due primarily to the introduction of the Challenger product line and the acquisition of Ag-Chem Equipment, drove up the stock price during the year. Another holding that did well for us was Syncor International Corporation (as of July 31, 2002, we no longer hold this security), which compounds and distributes radio-pharmaceuticals to hospitals and clinics. Syncor's stock was bolstered by higher sales of key products and price increases. Finally, Pennzoil-Quaker State Company (as of July 31, 2002, we no longer hold this security) did very well for the Portfolio, as its stock price rose due to a takeover bid from Royal Dutch's Shell Oil Company.

Back in the January 2002 shareholder report, we were somewhat sanguine about the prospects for corporate profitability and more concerned about a volatile market environment. Little did we know how accurate we were. We believe that investor expectations are now more in line with what corporations are likely to deliver, and that there are greater opportunities going forward. Our research efforts are yielding a significantly larger number of interesting companies that warrant our attention. It is still likely that the market will continue to be fairly valued, but this may prove to be one of the best buying periods in some time.

* Weightings represent percentages of net assets as of July 31, 2002. The Portfolio is actively managed, and its composition will vary over time.

PERFORMANCE AT A GLANCE

                                                                                                                   SINCE
AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 7/31/02                  6 MONTHS        1 YEAR         5 YEARS     INCEPTION DEG.
---------------------------------------------------------------------------------------------------------------------------------
Before Deducting                         Class A**                    -10.80%         -4.95%          N/A          9.35%
Maximum Sales Charge                     Class B***                   -11.19          -5.72           N/A          8.84
or UBS PACE program fee                  Class C****                  -11.19          -5.72           N/A          8.59
                                         Class Y+                     -10.74          -4.73           N/A         11.06
                                         Class P#                     -10.68          -4.67          3.57%         8.83
After Deducting                          Class A**                    -15.71         -10.18           N/A          5.72
Maximum Sales Charge                     Class B***                   -15.63         -10.42           N/A          6.57
or UBS PACE program fee                  Class C****                  -12.96          -7.59           N/A          7.95
                                         Class Y+                     -10.74          -4.73           N/A         11.06
                                         Class P#                     -11.35          -6.09          2.03          7.21
Russell 2500 Value Index++                                             -8.25          -5.12          6.02         11.29
Lipper Small-Cap Value Funds Median                                    -9.40          -5.80          5.38         10.34

Average annual total returns for periods ended June 30, 2002, after deduction of the maximum sales charge or UBS PACE program fee, were as follows: Class A--1-year period, 4.64%; since inception, 16.05%; Class B--1-year period, 4.85%; since inception, 17.47%; Class C--1-year period, 7.81%; since inception, 18.73%; Class Y--1-year period, 11.08%; since inception, 22.75%; and Class P--1-year period, 9.49%; 5-year period, 6.10%; and since inception, 9.60%.

DEG. Inception: since commencement of issuance on August 24, 1995 for Class P shares, November 27, 2000 for Class A shares, November 28, 2000 for Class B shares, November 27, 2000 for Class C shares and December 20, 2000 for Class Y shares. Inception returns for the Index and Lipper Median are shown as of nearest month-end of the inception of the oldest share class: August 31, 1995.

** Maximum sales charge for Class A shares is 5.5% of the public offering price. Class A shares bear ongoing 12b-1 service fees.

*** Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 distribution and service fees.

**** Maximum sales charge for Class C shares is 2%, consisting of a maximum sales charge of 1% imposed on purchases and a maximum contingent deferred sales charge of 1%, which is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

+ The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

# Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees, but are subject to a maximum annual UBS PACE program fee of 1.5% of the value of Class P shares.

++ The Russell 2500 Value Index measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gains distributions. Total returns for periods of one year or less have not been annualized.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper Median is the return of the fund that places in the middle of the peer group.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE PORTFOLIO AND THE RUSSELL 2500 VALUE INDEX

[CHART]

                              UBS PACE SMALL/MEDIUM              UBS PACE SMALL/MEDIUM
                      CO VALUE EQUITY INVESTMENTS -      CO VALUE EQUITY INVESTMENTS -
                               CLASS P (WITHOUT UBS                  CLASS P (WITH UBS       RUSSELL 2500
                                  PACE PROGRAM FEE)                  PACE PROGRAM FEE)        VALUE INDEX
                                            $10,000                            $10,000            $10,000
       August-95                            $10,017                            $10,013            $10,246
    September-95                            $10,025                            $10,009            $10,407
      October-95                             $9,617                             $9,589            $10,129
     November-95                             $9,867                             $9,826            $10,582
     December-95                             $9,992                             $9,939            $10,808
      January-96                            $10,034                             $9,968            $10,931
     February-96                            $10,142                            $10,063            $11,088
        March-96                            $10,376                            $10,283            $11,296
        April-96                            $10,711                            $10,601            $11,520
          May-96                            $10,953                            $10,827            $11,710
         June-96                            $10,786                            $10,649            $11,643
         July-96                            $10,276                            $10,132            $11,084
       August-96                            $10,794                            $10,630            $11,606
    September-96                            $11,096                            $10,913            $12,003
      October-96                            $11,246                            $11,047            $12,205
     November-96                            $11,948                            $11,722            $12,926
     December-96                            $12,225                            $11,979            $13,207
      January-97                            $12,656                            $12,386            $13,545
     February-97                            $12,777                            $12,488            $13,696
        March-97                            $12,406                            $12,111            $13,314
        April-97                            $12,389                            $12,079            $13,571
          May-97                            $13,432                            $13,080            $14,517
         June-97                            $14,346                            $13,952            $15,201
         July-97                            $15,105                            $14,672            $16,031
       August-97                            $15,337                            $14,879            $16,113
    September-97                            $16,476                            $15,963            $17,093
      October-97                            $16,165                            $15,643            $16,588
     November-97                            $16,277                            $15,732            $16,943
     December-97                            $16,781                            $16,198            $17,578
      January-98                            $16,511                            $15,918            $17,278
     February-98                            $17,645                            $16,989            $18,348
        March-98                            $18,341                            $17,638            $19,255
        April-98                            $18,592                            $17,857            $19,243
          May-98                            $17,812                            $17,086            $18,637
         June-98                            $17,422                            $16,691            $18,566
         July-98                            $16,158                            $15,461            $17,380
       August-98                            $13,770                            $13,159            $14,651
    September-98                            $13,937                            $13,303            $15,508
      October-98                            $14,402                            $13,729            $16,199
     November-98                            $14,783                            $14,074            $16,722
     December-98                            $15,214                            $14,467            $17,240
      January-99                            $15,079                            $14,321            $16,743
     February-99                            $13,803                            $13,092            $15,885
        March-99                            $13,626                            $12,908            $15,860
        April-99                            $15,380                            $14,552            $17,426
          May-99                            $15,899                            $15,024            $17,782
         June-99                            $16,522                            $15,593            $18,401
         July-99                            $16,345                            $15,407            $18,049
       August-99                            $15,567                            $14,655            $17,357
    September-99                            $14,944                            $14,051            $16,811
      October-99                            $14,487                            $13,605            $16,827
     November-99                            $14,487                            $13,588            $16,920
     December-99                            $14,789                            $13,853            $17,497
      January-00                            $13,967                            $13,067            $16,768
     February-00                            $13,178                            $12,313            $17,059
        March-00                            $14,110                            $13,167            $18,313
        April-00                            $14,033                            $13,079            $18,306
          May-00                            $14,175                            $13,196            $18,273
         June-00                            $14,164                            $13,169            $18,204
         July-00                            $14,614                            $13,570            $18,600
       August-00                            $15,283                            $14,173            $19,574
    September-00                            $15,381                            $14,247            $19,458
      October-00                            $15,305                            $14,158            $19,446
     November-00                            $15,342                            $14,175            $19,199
     December-00                            $16,529                            $15,252            $21,134
      January-01                            $17,727                            $16,338            $21,430
     February-01                            $17,638                            $16,235            $21,249
        March-01                            $16,917                            $15,552            $20,717
        April-01                            $17,594                            $16,154            $21,896
          May-01                            $18,493                            $16,958            $22,568
         June-01                            $18,703                            $17,130            $22,785
         July-01                            $18,881                            $17,271            $22,634
       August-01                            $19,302                            $17,634            $22,439
    September-01                            $16,851                            $15,375            $19,948
      October-01                            $17,561                            $16,003            $20,375
     November-01                            $19,014                            $17,306            $21,943
     December-01                            $20,029                            $18,207            $23,192
      January-02                            $20,152                            $18,295            $23,406
     February-02                            $20,720                            $18,788            $23,698
        March-02                            $22,282                            $20,179            $25,166
        April-02                            $22,259                            $20,133            $25,596
          May-02                            $22,126                            $19,987            $25,175
         June-02                            $20,787                            $18,755            $24,287
         July-02                            $17,999                            $16,219            $21,476


    The graph depicts the performance of UBS PACE Small/Medium Co Value Equity Investments Class P shares versus the Russell 2500 Value Index. The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. It is important to note that UBS PACE Small/Medium Co Value Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

UBS PACE SMALL/MEDIUM CO VALUE EQUITY INVESTMENTS - PORTFOLIO STATISTICS

Characteristics*                                               7/31/02
----------------------------------------------------------------------
Net Assets (mm)                                                $251.7
Number of Securities                                               96
Stocks                                                           98.2%
Cash Equivalents and Other Assets in Excess of Liabilities        1.8%

Top Five Sectors*                                              7/31/02
----------------------------------------------------------------------
Industrials                                                      28.1%
Consumer Discretionary                                           21.3
Financials                                                       16.2
Health Care                                                       7.4
Materials                                                         6.4
----------------------------------------------------------------------
Total                                                            79.4%
----------------------------------------------------------------------

Top 10 Stocks*                                                 7/31/02
----------------------------------------------------------------------
Sovereign Bancorp                                                 2.3%
Rouse                                                             2.2
Lee Enterprises                                                   2.1
McClatchy                                                         2.0
Black & Decker                                                    2.0
Century Tel                                                       1.9
Compass Bancshares                                                1.9
Terex                                                             1.9
McCormick & Co.                                                   1.7
Valassis Communications                                           1.7
----------------------------------------------------------------------
Total                                                            19.7%
----------------------------------------------------------------------

* Weightings represent percentages of net assets as of July 31, 2002. The Portfolio is actively managed and its composition will vary over time.

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Growth Equity Investments

ADVISOR'S COMMENTS

During the fiscal year ended July 31, 2002, the Portfolio's Class P shares fell 20.4% (before the deduction of the UBS PACE program fee; shares fell 21.6% after deduction of the fee). On a relative basis, the Portfolio outperformed both the Russell 2500 Growth Index and Lipper Mid-Cap Growth Funds Median, which declined 29.8% and 28.7%, respectively. Returns for all share classes over various time periods are shown in the "Performance at a Glance" table on the following page. Please note that those returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

The Portfolio's negative absolute performance reflects the difficult investment environment during the 12-month period ended July 31, 2002. Investors eagerly awaited signs of an economic recovery and improving stock market conditions, but they were fearful following the terrorist attacks, international uncertainty and a series of corporate scandals. The result was substantial market volatility, with growth stocks in particular suffering.

The Portfolio outperformed its benchmark on a relative basis during the period, due in large part to its overweighting in consumer-oriented sectors. Despite overall economic weakness, consumer spending was strong, supporting stocks such as Portfolio holding KB HOME (1.9%).* KB HOME is a builder of single-family homes with domestic operations in six western states. Bolstered by increased new housing construction, KB HOME rose more than 40% over the year, making it one of the best performing stocks in the portfolio. The Portfolio also benefited from its overweighting in the finance sector. Portfolio investments in this industry were helped by the Federal Reserve Board's interest rate cuts, which spurred refinancing activity.

Two sectors that did not perform as well for the Portfolio were technology and health care. Technology was one of the worst performing sectors during the year, as companies came to grips with declining sales and earnings. The Portfolio's largest loss for the year was posted by Transwitch Corporation. Transwitch develops and markets integrated semiconductor solutions for the data communications and telecommunications markets. Given the overall decline in telecommunications related spending, we eliminated the position from the Portfolio.

In the health care sector, a few well-publicized drug failures turned investors against healthcare in generaleven companies that still showed potential. Our holding in Cubist Pharmaceuticals (1.1%) is a good example.* Cubist's stock price fell substantially after problems arose regarding one of its drugs in development. However, we continue to believe in the long-term potential of this company and its products, and have maintained our position.

Looking ahead, we don't see any clear signals regarding the timing and magnitude of a market rebound. That does not mean, however, that we do not see attractive opportunities for the Portfolio. We believe that companies that deliver strong earnings and sales will continue to be rewarded. We remain focused on identifying these companies and using the overall market decline as an opportunity to increase our position in companies that we feel will benefit from an economic rebound.

* Weightings represent percentages of net assets as of July 31, 2002. The Portfolio is actively managed and its composition will vary over time.

[SIDENOTE]
UBS PACE SELECT ADVISORS TRUST - UBS PACE SMALL/MEDIUM CO GROWTH EQUITY INVESTMENTS

INVESTMENT ADVISOR:
Delaware Management Company, Inc. ("Delaware Management Company")

PORTFOLIO MANAGER:
Gerald S. Frey

OBJECTIVE:
Capital appreciation

INVESTMENT PROCESS:
The Portfolio invests primarily in stocks of "emerging growth" companies that are believed to have potential for high future earnings growth relative to the overall market, with market capitalizations of less than $4.0 billion at the time of purchase. Up to 5% of the total assets may be invested in U.S. dollar-denominated foreign securities. The advisor employs a bottom-up, fundamental analysis to identify companies that have substantially above-average earnings growth because of management changes, new products, growth of established products or structural changes in the economy. Management generally sells stocks that no longer meet its selection criteria or are at risk for fundamental deterioration, or when it identifies more attractive investment opportunities.

PERFORMANCE AT A GLANCE

                                                                                                                   SINCE
AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 7/31/02                  6 MONTHS        1 YEAR         5 YEARS     INCEPTION DEG.
---------------------------------------------------------------------------------------------------------------------------------
Before Deducting                         Class A*                     -17.44%        -20.59%          N/A           -24.04%
Maximum Sales Charge                     Class B**                    -17.81         -21.25           N/A           -24.59
or UBS PACE program fee                  Class C***                   -17.81         -21.25           N/A           -24.59
                                         Class Y+                     -17.40         -20.54           N/A           -19.47
                                         Class P#                     -17.33         -20.41          6.41%            7.42
After Deducting                          Class A*                     -21.96         -24.93           N/A           -26.56
Maximum Sales Charge                     Class B**                    -21.91         -25.19           N/A           -26.40
or UBS PACE program fee                  Class C***                   -19.44         -22.84           N/A           -25.03
                                         Class Y+                     -17.40         -20.54           N/A           -19.47
                                         Class P#                     -17.94         -21.60          4.82             5.82
Russell 2500 Growth Index++                                           -25.98         -29.77         -3.03             2.25
Lipper Mid-Cap Growth Funds Median                                    -22.75         -28.65          0.09             3.77

Average annual total returns for periods ended June 30, 2002, after deduction of the maximum sales charge or UBS PACE program fee, were as follows: Class A--1-year period, -22.14%; since inception, -22.31%; Class B--1-year period, -22.35%; since inception, -22.07%; Class C--1-year period, -19.84%; since inception, -20.50%; Class Y--1-year period, -17.50%; since inception, -13.55%; and Class P--1-year period, -18.61%; 5-year period, 8.87%; and since inception, 7.72%.

DEG. Inception: since commencement of issuance on August 24, 1995 for Class P shares, November 27, 2000 for Class A, B, and C shares and February 12, 2001 for Class Y shares. Inception returns for the Index and Lipper Median are shown as of nearest month-end of the inception of the oldest share class: August 31, 1995.

* Maximum sales charge for Class A shares is 5.5% of the public offering price. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum contingent deferred sales charge for Class C shares is 2%, consisting of a maximum sales charge of 1% imposed on purchases and a maximum contingent deferred sales charge of 1%, which is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

+ The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

# Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees, but are subject to a maximum annual UBS PACE program fee of 1.5% of the value of Class P shares.

++ The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gains distributions. Total returns for periods of one year or less have not been annualized.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper Median is the return of the fund that places in the middle of the peer group.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE PORTFOLIO AND THE RUSSELL 2500 GROWTH INDEX

[CHART]

                              UBS PACE SMALL/MEDIUM            UBS PACE SMALL/MEDIUM
                     CO GROWTH EQUITY INVESTMENTS -   CO GROWTH EQUITY INVESTMENTS -
                               CLASS P (WITHOUT UBS                 CLASS P (WITH UBS    RUSSELL 2500
                                  PACE PROGRAM FEE)                  PACE PROGRAM FEE)   GROWTH INDEX
                                            $10,000                            $10,000        $10,000
       August-95                             $9,942                             $9,938        $10,083
    September-95                             $9,967                             $9,951        $10,299
      October-95                             $9,575                             $9,548         $9,935
     November-95                             $9,758                             $9,719        $10,342
     December-95                             $9,863                             $9,810        $10,479
      January-96                             $9,470                             $9,408        $10,511
     February-96                            $10,004                             $9,926        $10,974
        March-96                            $10,013                             $9,922        $11,212
        April-96                            $10,881                            $10,769        $11,980
          May-96                            $11,348                            $11,217        $12,407
         June-96                            $10,764                            $10,627        $11,785
         July-96                             $9,345                             $9,215        $10,614
       August-96                             $9,821                             $9,671        $11,345
    September-96                            $10,463                            $10,291        $11,947
      October-96                            $10,088                             $9,910        $11,575
     November-96                            $10,463                            $10,266        $12,000
     December-96                            $10,589                            $10,375        $12,059
      January-97                            $10,989                            $10,754        $12,419
     February-97                            $10,572                            $10,333        $11,875
        March-97                             $9,804                             $9,571        $11,094
        April-97                             $9,571                             $9,331        $11,144
          May-97                            $10,697                            $10,416        $12,479
         June-97                            $11,198                            $10,890        $12,897
         July-97                            $12,049                            $11,703        $13,715
       August-97                            $12,341                            $11,972        $14,050
    September-97                            $13,509                            $13,089        $15,042
      October-97                            $12,917                            $12,499        $14,104
     November-97                            $12,733                            $12,306        $13,887
     December-97                            $12,889                            $12,442        $13,838
      January-98                            $12,706                            $12,250        $13,657
     February-98                            $13,430                            $12,932        $14,830
        March-98                            $14,286                            $13,738        $15,380
        April-98                            $14,207                            $13,645        $15,520
          May-98                            $13,334                            $12,791        $14,524
         June-98                            $14,076                            $13,486        $14,630
         July-98                            $13,788                            $13,193        $13,541
       August-98                            $11,022                            $10,533        $10,464
    September-98                            $11,903                            $11,361        $11,381
      October-98                            $12,444                            $11,863        $12,150
     November-98                            $13,518                            $12,870        $13,014
     December-98                            $14,805                            $14,078        $14,267
      January-99                            $15,350                            $14,578        $14,680
     February-99                            $14,242                            $13,509        $13,489
        March-99                            $15,225                            $14,423        $14,117
        April-99                            $15,832                            $14,980        $15,243
          May-99                            $16,047                            $15,163        $15,400
         June-99                            $18,066                            $17,050        $16,489
         July-99                            $18,423                            $17,366        $16,153
       August-99                            $17,878                            $16,831        $15,804
    September-99                            $19,156                            $18,011        $15,917
      October-99                            $20,523                            $19,272        $16,692
     November-99                            $21,935                            $20,572        $18,663
     December-99                            $26,464                            $24,790        $22,182
      January-00                            $25,575                            $23,927        $22,059
     February-00                            $32,974                            $30,810        $27,717
        March-00                            $32,480                            $30,311        $25,542
        April-00                            $29,072                            $27,096        $23,054
          May-00                            $26,158                            $24,350        $21,001
         June-00                            $30,248                            $28,122        $23,778
         July-00                            $29,902                            $27,766        $21,829
       August-00                            $33,527                            $31,093        $24,674
    September-00                            $32,006                            $29,645        $23,079
      October-00                            $29,704                            $27,479        $21,651
     November-00                            $23,538                            $21,747        $17,526
     December-00                            $24,324                            $22,445        $18,613
      January-01                            $24,611                            $22,682        $19,819
     February-01                            $20,063                            $18,467        $16,761
        March-01                            $17,842                            $16,403        $14,906
        April-01                            $20,728                            $19,032        $17,178
          May-01                            $21,106                            $19,354        $17,676
         June-01                            $22,345                            $20,465        $18,076
         July-01                            $20,652                            $18,891        $16,743
       August-01                            $19,701                            $17,998        $15,630
    September-01                            $16,407                            $14,970        $13,182
      October-01                            $18,114                            $16,508        $14,482
     November-01                            $19,580                            $17,821        $15,734
     December-01                            $20,819                            $18,925        $16,597
      January-02                            $19,882                            $18,050        $15,887
     February-02                            $19,293                            $17,494        $14,906
        March-02                            $20,380                            $18,457        $16,107
        April-02                            $20,260                            $18,324        $15,572
          May-02                            $19,852                            $17,933        $14,787
         June-02                            $18,462                            $16,657        $13,428
         July-02                            $16,437                            $14,812        $11,760

    The graph depicts the performance of UBS PACE Small/Medium Co Growth Equity Investments Class P shares versus the Russell 2500 Growth Index. The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. It is important to note that UBS PACE Small/Medium Co Growth Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

UBS PACE SMALL/MEDIUM CO GROWTH EQUITY INVESTMENTS - PORTFOLIO STATISTICS

Characteristics*                                               7/31/02
----------------------------------------------------------------------
Net Assets (mm)                                                $255.1
Number of Securities                                               77
Stocks                                                           97.6%
Cash Equivalents and Other Assets in Excess of Liabilities        2.4%

Top Five Sectors*                                              7/31/02
----------------------------------------------------------------------
Consumer Discretionary                                           41.5%
Financials                                                       22.1
Health Care                                                      11.3
Information Technology                                           11.0
Industrials                                                       7.5
----------------------------------------------------------------------
Total                                                            93.4%
----------------------------------------------------------------------

Top 10 Holdings*                                               7/31/02
----------------------------------------------------------------------
Dollar Tree Stores                                                4.0%
Sonic                                                             3.3
Neurocrine Biosciences                                            3.1
Everest Re Group                                                  3.0
Krispy Kreme Doughnuts                                            2.9
Cheesecake Factory                                                2.9
D.R. Horton                                                       2.6
Advanced Fibre Communications                                     2.5
City National                                                     2.5
Gentex                                                            2.5
----------------------------------------------------------------------
Total                                                            29.3%
----------------------------------------------------------------------

* Weightings represent percentages of net assets as of July 31, 2002. The Portfolio is actively managed and its composition will vary over time.

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

ADVISOR'S COMMENTS

For the fiscal year ended July 31, 2002, the Portfolio's Class P shares declined 18.9% (before the deduction of the UBS PACE program fee; shares declined 20.1% after the deduction of the fee). This return trailed the MSCI EAFE Index, which fell 16.9%, and the Lipper International Funds Median, which fell 17.0%. Returns for all share classes over various time periods are shown in the "Performance at a Glance" table on the following page. Please note that those returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

As is often the case, the international markets took their cue from the United States during the fiscal year. The first six months of the period were dominated by a global economic slowdown that was intensified by the events of September 11th. It looked as though conditions were improving at year-end 2001, when a series of interest rates cuts by the U.S. Federal Reserve Board and international central banks spurred a rally. However, poor first quarter reports, scant evidence of sustainable economic recovery, and widespread corporate scandals caused most of the major markets to fall significantly in 2002. Fortunately, the smaller international markets provided better opportunities. In particular, we saw strong relative performance from Asia, especially Japan.

Despite disappointing absolute returns, the falling U.S. dollar made the international markets attractive to investors. A relatively strong yen and euro supported markets into 2002, a situation we expect to continue.

The major markets in Europe offered limited opportunities for the Portfolio during the period. As with the United States, Europe showed little evidence of economic and profit recovery. Given this analysis, we chose to underweight the Portfolio's exposure to Europe relative to the benchmark. Nonetheless, our stock selection in this region proved a hindrance to performance. In particular, the Portfolio saw weak returns from its technology investments, including Netherlands-based ASML (1.0%) and U.K.-based Vodafone (2.6%). The Portfolio also was hurt by investments in the media sector, including WPP Group (1.2%), Vivendi Universal (as of July 31, 2002, we no longer hold this security), and British Sky Broadcasting Group PLC (1.2%). The losses from these sectors were offset somewhat by the Portfolio's investment in more defensive stocks, including ENI (1.8%), Diageo (1.7%) and Bank of Ireland (1.2%).*

Japan offered greater support to the Portfolio over the period. As mentioned previously, Japan entered 2002 showing some signs of strength. Structural changes in both financial and corporate circles were beginning to have an impact, as evidenced by increased private capital expenditure and rising corporate profits. The strengthening yen added further momentum. The Portfolio was underweight in Japanese securities during the early part of the year, causing us to miss part of the rally. However, good stock selection and an emphasis on domestic themes (versus exporters) proved beneficial. By the end of the fiscal year, the Portfolio had increased its position in Japan, giving us a neutral weighting relative to the benchmark. In addition, we removed the Portfolio's yen hedge on the assumption that the dollar would have little chance of recovering in the near term.

In other parts of Asia, the Portfolio focused on smaller markets over mature markets. This strategy allowed us to find success in Malaysia, Indonesia, Thailand, and, particularly, Korea. We remain overweight in these countries at fiscal year-end, still optimistic based on attractive multiples, visible profits, and robust domestic economies. While the Portfolio was underweight in Asia's mature markets (Australia, Hong Kong and Singapore), overall performance was still hurt by select holdings, including News Corp. Ltd. (0.3%).

* Weightings represent percentages of net assets as of July 31, 2002. The Portfolio is actively managed and its composition will vary over time.

[SIDENOTE]
UBS PACE SELECT ADVISORS TRUST - UBS PACE INTERNATIONAL EQUITY INVESTMENTS

INVESTMENT ADVISOR:
Martin Currie Inc. ("Martin Currie")

PORTFOLIO MANAGER:
Team led by James Fairweather

OBJECTIVE:
Capital appreciation

INVESTMENT PROCESS:
The Portfolio invests primarily in stocks of companies that are domiciled in developed foreign countries and principally traded in Japanese, European, Pacific and Australian securities markets or traded in U.S. securities markets. Up to 10% of the Portfolio may be invested in emerging markets. A large part of the Portfolio's investments are usually denominated in foreign currencies. Martin Currie looks for companies that exhibit strong fundamentals and attractive valuations based on estimates of future earnings. In making country allocation decisions, Martin Currie considers such factors as economic and political stability, breadth and liquidity of the market, the nature of local investors, the currency outlook, valuations and the settlement system. Martin Currie generally sells securities when either the country or the issuer no longer meets these selection criteria, or when it identifies more attractive investment opportunities.

The Portfolio's other emerging market investments also added considerable value to performance. Resilient local economies, financial restructuring, and reasonable valuations supported our holdings in Hungary, Russia, Mexico, Brazil, and South Africa.

As July 2002 ended, the international markets were still very volatile, processing uncertain economic news and mixed corporate results. In addition, there were signs that consumer spending--the primary supporter of the economies to date--was slowing on both sides of the Atlantic. We enter the new fiscal year looking for signs of a gentle recovery. To maximize the potential benefits from this recovery, the Portfolio will maintain its increased exposure to cyclical sectors.

PERFORMANCE AT A GLANCE

                                                                                                                  SINCE
AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 7/31/02                 6 MONTHS        1 YEAR        5 YEARS      INCEPTION DEG.
--------------------------------------------------------------------------------------------------------------------------------
Before Deducting                                     Class A*           -7.52%        -19.09%        N/A           -21.42%
Maximum Sales Charge                                 Class B**          -7.97         -19.79         N/A           -22.02
or UBS PACE program fee                              Class C***         -7.89         -19.75         N/A           -22.00
                                                     Class Y+           -7.35         -18.84         N/A           -21.97
                                                     Class P#           -7.44         -18.93       -4.42%            0.87
After Deducting                                      Class A*          -12.58         -23.52         N/A           -24.04
Maximum Sales Charge                                 Class B**         -12.57         -23.80         N/A           -23.89
or UBS PACE program fee                              Class C***         -9.73         -21.38         N/A           -22.45
                                                     Class Y+           -7.35         -18.84         N/A           -21.97
                                                     Class P#           -8.13         -20.14       -5.84            -0.63
MSCI Europe, Australasia, Far East (EAFE) Index++                       -6.36         -16.92       -3.88             0.61
Lipper International Funds Median                                       -7.32         -16.99       -3.75             1.52

Average annual total returns for periods ended June 30, 2002, after deduction of the maximum sales charge or UBS PACE program fee, were as follows: Class A--1-year period, -18.53%; since inception, -20.43%; Class B--1-year period, -18.91%; since inception, -20.25%; Class C--1-year period, -16.21%; since inception, -18.61%; Class Y--1-year period, -13.58%; since inception, -17.77%; and Class P--1-year period, -14.88%; 5-year period, -3.45%; and since inception, 0.80%.

DEG. Inception: since commencement of issuance on August 24, 1995 for Class P shares, November 27, 2000 for Class A, B and C shares, and January 17, 2001 for Class Y shares. Inception returns for the EAFE Index and Lipper Median are shown as of nearest month-end of the inception of the oldest share class: August 31, 1995.

* Maximum sales charge for Class A shares is 5.5% of the public offering price. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum sales charge for Class C is 2%, consisting of a maximum sales charge of 1% imposed on purchases and a maximum contingent deferred sales charge of 1%, which is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

+ The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

# Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees, but are subject to a maximum annual UBS PACE program fee of 1.5% of the value of Class P shares.

++ The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is an index of stocks from 21 countries designed to measure the investment returns of developed economies outside of North America.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gains distributions. Total returns for periods of one year or less have not been annualized.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper Median is the return of the fund that places in the middle of the peer group.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE PORTFOLIO AND THE MSCI EAFE INDEX

[CHART]

                   UBS PACE INTERNATIONAL  UBS PACE INTERNATIONAL
                     EQUITY INVESTMENTS -    EQUITY INVESTMENTS -
                     CLASS P (WITHOUT UBS       CLASS P (WITH UBS    MSCI EUROPE, AUSTRALASIA,
                        PACE PROGRAM FEE)        PACE PROGRAM FEE)      FAR EAST (EAFE) INDEX
                                  $10,000                  $10,000                    $10,000
       August-95                   $9,942                   $9,938                     $9,620
    September-95                  $10,008                   $9,993                     $9,816
      October-95                   $9,875                   $9,847                     $9,558
     November-95                   $9,967                   $9,926                     $9,828
     December-95                  $10,356                  $10,301                    $10,227
      January-96                  $10,691                  $10,621                    $10,282
     February-96                  $10,658                  $10,575                    $10,319
        March-96                  $10,901                  $10,802                    $10,539
        April-96                  $11,118                  $11,004                    $10,847
          May-96                  $11,009                  $10,883                    $10,649
         June-96                  $11,127                  $10,985                    $10,716
         July-96                  $10,708                  $10,558                    $10,404
       August-96                  $10,767                  $10,603                    $10,435
    September-96                  $11,060                  $10,878                    $10,715
      October-96                  $10,884                  $10,691                    $10,606
     November-96                  $11,336                  $11,122                    $11,037
     December-96                  $11,423                  $11,193                    $10,899
      January-97                  $11,236                  $10,996                    $10,527
     February-97                  $11,465                  $11,206                    $10,698
        March-97                  $11,440                  $11,167                    $10,733
        April-97                  $11,542                  $11,253                    $10,795
          May-97                  $12,375                  $12,050                    $11,502
         June-97                  $12,944                  $12,589                    $12,134
         July-97                  $13,310                  $12,928                    $12,335
       August-97                  $12,213                  $11,848                    $11,396
    September-97                  $13,012                  $12,607                    $12,037
      October-97                  $12,018                  $11,629                    $11,116
     November-97                  $12,094                  $11,689                    $10,999
     December-97                  $12,503                  $12,069                    $11,095
      January-98                  $12,706                  $12,249                    $11,609
     February-98                  $13,444                  $12,945                    $12,355
        March-98                  $13,928                  $13,394                    $12,732
        April-98                  $14,112                  $13,554                    $12,834
          May-98                  $14,235                  $13,655                    $12,784
         June-98                  $14,235                  $13,638                    $12,868
         July-98                  $14,543                  $13,916                    $13,004
       August-98                  $12,679                  $12,117                    $11,396
    September-98                  $12,152                  $11,598                    $11,049
      October-98                  $13,163                  $12,548                    $12,206
     November-98                  $13,910                  $13,243                    $12,835
     December-98                  $14,546                  $13,832                    $13,335
      January-99                  $14,619                  $13,883                    $13,293
     February-99                  $14,110                  $13,383                    $12,979
        March-99                  $14,755                  $13,978                    $13,518
        April-99                  $15,155                  $14,338                    $14,073
          May-99                  $14,519                  $13,720                    $13,341
         June-99                  $15,300                  $14,440                    $13,857
         July-99                  $15,609                  $14,713                    $14,273
       August-99                  $15,809                  $14,883                    $14,325
    September-99                  $15,863                  $14,915                    $14,478
      October-99                  $16,445                  $15,443                    $15,023
     November-99                  $17,717                  $16,616                    $15,546
     December-99                  $19,732                  $18,484                    $16,945
      January-00                  $18,531                  $17,337                    $15,871
     February-00                  $19,617                  $18,330                    $16,295
        March-00                  $19,819                  $18,495                    $16,930
        April-00                  $18,445                  $17,191                    $16,039
          May-00                  $17,734                  $16,508                    $15,649
         June-00                  $18,512                  $17,211                    $16,262
         July-00                  $17,936                  $16,654                    $15,582
       August-00                  $18,176                  $16,856                    $15,720
    September-00                  $17,225                  $15,954                    $14,957
      October-00                  $16,418                  $15,188                    $14,605
     November-00                  $15,574                  $14,390                    $14,058
     December-00                  $15,720                  $14,506                    $14,554
      January-01                  $15,845                  $14,603                    $14,547
     February-01                  $14,576                  $13,416                    $13,459
        March-01                  $13,483                  $12,395                    $12,567
        April-01                  $14,357                  $13,182                    $13,449
          May-01                  $13,951                  $12,794                    $12,985
         June-01                  $13,546                  $12,406                    $12,457
         July-01                  $13,098                  $11,981                    $12,231
       August-01                  $12,693                  $11,596                    $11,924
    September-01                  $11,475                  $10,471                    $10,718
      October-01                  $11,715                  $10,676                    $10,992
     November-01                  $11,996                  $10,918                    $11,398
     December-01                  $12,083                  $10,984                    $11,465
      January-02                  $11,472                  $10,415                    $10,857
     February-02                  $11,577                  $10,498                    $10,933
        March-02                  $12,115                  $10,971                    $11,530
        April-02                  $12,115                  $10,958                    $11,614
          May-02                  $12,241                  $11,058                    $11,771
         June-02                  $11,704                  $10,560                    $11,307
         July-02                  $10,619                   $9,569                    $10,191

    The graph depicts the performance of UBS PACE International Equity Investments Class P shares versus the MSCI EAFE Index. The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. It is important to note that UBS PACE International Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

UBS PACE INTERNATIONAL EQUITY INVESTMENTS - PORTFOLIO STATISTICS

Characteristics*                                               7/31/02
----------------------------------------------------------------------
Net Assets (mm)                                                $354.6
Number of Securities                                               97
Equities                                                         97.1%
Cash Equivalents and Other Assets in Excess of Liabilities        2.9%

Regional Allocation*                                           7/31/02
----------------------------------------------------------------------
Europe                                                           61.2%
Asia                                                             26.1
Emerging Markets                                                  7.9
Australia                                                         1.9
Cash Equivalents and Other Assets in Excess of Liabilities        2.9
----------------------------------------------------------------------
Total                                                             100%
----------------------------------------------------------------------

Top Five Countries*                                            7/31/02
----------------------------------------------------------------------
Japan                                                            22.4%
United Kingdom                                                   18.1
France                                                           12.2
Italy                                                             6.9
Netherlands                                                       6.0
----------------------------------------------------------------------
Total                                                            65.6%
----------------------------------------------------------------------

Top Five Sectors*                                              7/31/02
----------------------------------------------------------------------
Financials                                                       25.4%
Consumer Discretionary                                           17.1
Industrials                                                      16.3
Telecommunication Services                                        9.3
Energy                                                            7.3
----------------------------------------------------------------------
Total                                                            75.4%
----------------------------------------------------------------------

Top Ten Stocks*                                                7/31/02
----------------------------------------------------------------------
BP Amoco PLC                                                      3.1%
Vodafone Group PLC                                                2.6
Total FINA                                                        2.4
Royal Bank of Scotland Group PLC                                  2.2
Telefonica S.A.                                                   2.1
Aventis S.A.                                                      2.1
Nestle S.A.                                                       1.9
ENI SpA                                                           1.8
ING Group N.V.                                                    1.7
Abbey National PLC                                                1.7
----------------------------------------------------------------------
Total                                                            21.6%
----------------------------------------------------------------------

* Weightings represent percentages of net assets as of July 31, 2002. The Portfolio is actively managed and its composition will vary over time.

UBS PACE Select Advisors Trust

UBS PACE International Emerging Markets Equity Investments

ADVISOR'S COMMENTS

For the fiscal year ended July 31, 2002, the Portfolio's Class P shares declined 2.9% (before the deduction of the UBS PACE program fee; shares declined 4.3% after the deduction of the fee), compared to the -0.1% return of the MSCI Emerging Markets Free (EMF) Index and the -0.4% return of the Lipper Emerging Markets Funds Median. Returns for all share classes over various time periods are shown in the "Performance at a Glance" table on the following page. Please note that those returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

The emerging markets told a story of extremes this past year. Things started out slowly as the rest of the world came to grips with the dramatic sell-off in the U.S. stock market. However, the prospects for a global economic recovery picked up quickly. Driven by low oil prices, global interest rate cuts and the consequent improvement in liquidity, the emerging markets began a rally in the fourth quarter of 2001 that continued into the first quarter of 2002. Unfortunately, that rally couldn't be sustained. Growing global risk aversion, widespread accounting scandals, and a deteriorating situation in Brazil seemed to be more than the emerging markets could handle, leaving the Index to finish the twelve-month period down 0.1%. Despite this loss, emerging markets significantly outperformed developed markets, as evidenced by the 21.0% drop in the MSCI World Index.

As we reported at the end of January 2002, the Portfolio saw strong contributions during the first six months of the review period from technology holdings in Korea and Taiwan. It was our belief that a global economic recovery was underway and that the prospects for the technology sector would improve quickly. Instead, the global economy fell back in the second quarter of 2002. Gun-shy investors were eager to sell technology stocks at the first signs of deteriorating market conditions. In the end, our holdings in these sectors became the primary detractors from performance during the fiscal year.

The Portfolio's underweighting in some Chinese small-cap stocks also hindered relative performance. These stocks were strong performers for the benchmark, but not appropriate for our Portfolio due to liquidity constraints. Stock selection in the materials sector of South Africa also hurt the Portfolio's performance. We had reduced our exposure in this region earlier in the year when the value of the country's currency fell sharply. Many of our remaining holdings were in the materials sector, which performed poorly over the last six months.

The Portfolio's relatively large exposure to Korea somewhat offset these losses. Korea continues to offer positive domestic growth expectations and strong consumption figures. We also saw contributions from our overweighting in the Russian energy sector, as oil prices stabilized. Our underweighting in Argentina was another positive for the Portfolio, as the country continued to suffer from economic and political instability.

[SIDENOTE]
UBS PACE SELECT ADVISORS TRUST - UBS PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

INVESTMENT ADVISOR:
Schroder Investment Management North America Inc. ("SIMNA")

Note: As of August 2, 2002, Baring International Investment Limited and Gartmore Global Partners assumed management responsibility for the Portfolio.

PORTFOLIO MANAGERS:
Team

OBJECTIVE:
Capital appreciation

INVESTMENT PROCESS:
SIMNA focuses on companies that it believes have a sustainable competitive advantage and growth potential that is undervalued by other investors. SIMNA allocates the Portfolio's assets among emerging market countries based on its assessment of the likelihood that those countries will have favorable long-term business environments. In deciding which securities within a country to buy for the Portfolio, SIMNA analyzes historical growth rates and future growth prospects, management capability and profit margins. SIMNA's evaluation of securities reflects information available from the extensive network of locally based analysts maintained by SIMNA and its affiliates. SIMNA generally sells securities when either the country or the issuer no longer meets these selection criteria, or when it identifies more attractive investment opportunities.

PERFORMANCE AT A GLANCE

                                                                                                                    SINCE
AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 7/31/02                   6 MONTHS        1 YEAR         5 YEARS     INCEPTION DEG.
----------------------------------------------------------------------------------------------------------------------------------
Before Deducting                           Class A*                   -10.42%         -3.37%           N/A         -13.52%
Maximum Sales Charge                       Class B**                  -10.72          -4.01            N/A         -10.40
or UBS PACE program fee                    Class C***                 -10.72          -4.01            N/A         -10.00
                                           Class Y+                   -10.38          -3.12            N/A         -15.73
                                           Class P#                   -10.15          -2.87         -12.63%         -5.71
After Deducting                            Class A*                   -15.32          -8.73            N/A         -16.45
Maximum Sales Charge                       Class B**                  -15.19          -8.81            N/A         -12.65
or UBS PACE program fee                    Class C***                 -12.54          -5.92            N/A         -10.53
                                           Class Y+                   -10.38          -3.12            N/A         -15.73
                                           Class P#                   -10.82          -4.31         -13.93          -7.11
MSCI Emerging Markets Free (EMF) Index++                               -8.79          -0.08         -10.10          -4.44
Lipper Emerging Markets Funds Median                                   -8.03          -0.38          -9.38          -2.62

Average annual total returns for periods ended June 30, 2002, after deduction of the maximum sales charge or UBS PACE program fee, were as follows: Class A-- 1-year period, -10.22%; since inception, -13.13%; Class B--1-year period, -10.52% ; since inception, -8.90%; Class C--1-year period, -7.71% ; since inception, -6.72%; Class Y--1-year period, -4.77%; since inception, -11.95%; and Class P--1-year period, -6.08%; 5-year period, -12.33%; and since inception, -6.17%.

DEG. Inception: since commencement of issuance on August 24, 1995 for Class P shares, December 11, 2000 for Class A shares, December 22, 2000 for Class B shares, December 1, 2000 for Class C shares and February 9, 2001 for Class Y shares. Inception returns for the Index and Lipper Median are shown as of nearest month-end of the inception of the oldest share class: August 31, 1995.

* Maximum sales charge for Class A shares is 5.5% of the public offering price. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum sales charge for Class C shares is 2%, consisting of a maximum sales charge of 1% imposed on purchases and a maximum contingent deferred sales charge of 1.0%, which is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

+ The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

# Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees, but are subject to a maximum annual UBS PACE program fee of 1.5% of the value of Class P shares.

++        The Morgan Stanley Capital International (MSCI) Emerging Markets Free
          (EMF) Index is a market-capitalization-weighted-index composed of companies representative of the market structure of 25 Emerging Market countries in Europe, Latin America, and the Pacific Basin. The MSCI EMF Index excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gains distributions. Total returns for periods of one year or less have not been annualized.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper Median is the return of the fund that places in the middle of the peer group.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE PORTFOLIO AND THE MSCI EMF INDEX

[CHART]

                           UBS PACE INTERNATIONAL         UBS PACE INTERNATIONAL
                          EMERGING MARKETS EQUITY        EMERGING MARKETS EQUITY
                            INVESTMENTS - CLASS P          INVESTMENTS - CLASS P            MSCI EMERGING
                                     (WITHOUT UBS                 (WITH UBS PACE                  MARKETS
                                PACE PROGRAM FEE)                   PROGRAM FEE)         FREE (EMF) INDEX
                                          $10,000                        $10,000                  $10,000
       August-95                          $10,017                        $10,013                   $9,764
    September-95                           $9,900                         $9,884                   $9,718
      October-95                           $9,517                         $9,490                   $9,346
     November-95                           $9,475                         $9,436                   $9,179
     December-95                           $9,814                         $9,761                   $9,587
      January-96                          $10,765                        $10,694                  $10,268
     February-96                          $10,481                        $10,399                  $10,105
        March-96                          $10,623                        $10,527                  $10,183
        April-96                          $10,965                        $10,853                  $10,591
          May-96                          $11,057                        $10,930                  $10,543
         June-96                          $11,074                        $10,933                  $10,609
         July-96                          $10,423                        $10,277                   $9,884
       August-96                          $10,581                        $10,420                  $10,137
    September-96                          $10,581                        $10,407                  $10,225
      October-96                          $10,106                         $9,927                   $9,952
     November-96                          $10,348                        $10,152                  $10,119
     December-96                          $10,649                        $10,435                  $10,165
      January-97                          $11,202                        $10,963                  $10,858
     February-97                          $11,629                        $11,366                  $11,323
        March-97                          $11,478                        $11,205                  $11,026
        April-97                          $11,629                        $11,338                  $11,045
          May-97                          $12,190                        $11,870                  $11,361
         June-97                          $12,826                        $12,474                  $11,969
         July-97                          $13,061                        $12,686                  $12,148
       August-97                          $11,654                        $11,306                  $10,602
    September-97                          $12,190                        $11,811                  $10,896
      October-97                          $10,206                         $9,876                   $9,108
     November-97                          $10,005                         $9,669                   $8,776
     December-97                          $10,147                         $9,795                   $8,987
      January-98                           $9,609                         $9,264                   $8,282
     February-98                          $10,231                         $9,851                   $9,147
        March-98                          $10,601                        $10,195                   $9,544
        April-98                          $10,660                        $10,238                   $9,440
          May-98                           $9,248                         $8,871                   $8,146
         June-98                           $8,399                         $8,046                   $7,292
         July-98                           $8,752                         $8,374                   $7,523
       August-98                           $6,280                         $6,002                   $5,348
    September-98                           $6,591                         $6,291                   $5,687
      October-98                           $7,289                         $6,948                   $6,286
     November-98                           $7,625                         $7,260                   $6,808
     December-98                           $7,668                         $7,291                   $6,710
      January-99                           $7,693                         $7,306                   $6,602
     February-99                           $7,643                         $7,249                   $6,666
        March-99                           $8,524                         $8,075                   $7,544
        April-99                           $9,498                         $8,987                   $8,478
          May-99                           $9,363                         $8,847                   $8,428
         June-99                          $10,523                         $9,932                   $9,385
         July-99                          $10,210                         $9,624                   $9,130
       August-99                          $10,235                         $9,636                   $9,213
    September-99                           $9,761                         $9,177                   $8,901
      October-99                           $9,939                         $9,333                   $9,091
     November-99                          $10,803                        $10,132                   $9,906
     December-99                          $12,410                        $11,625                  $11,166
      January-00                          $12,205                        $11,419                  $11,232
     February-00                          $12,146                        $11,349                  $11,381
        March-00                          $12,316                        $11,494                  $11,436
        April-00                          $10,917                        $10,175                  $10,352
          May-00                          $10,430                         $9,709                   $9,924
         June-00                          $10,831                        $10,070                  $10,274
         July-00                          $10,208                         $9,479                   $9,745
       August-00                          $10,439                         $9,681                   $9,793
    September-00                           $9,389                         $8,696                   $8,938
      October-00                           $8,595                         $7,951                   $8,290
     November-00                           $7,724                         $7,137                   $7,565
     December-00                           $7,887                         $7,277                   $7,748
      January-01                           $8,894                         $8,197                   $8,815
     February-01                           $7,980                         $7,346                   $8,125
        March-01                           $7,101                         $6,528                   $7,327
        April-01                           $7,502                         $6,888                   $7,689
          May-01                           $7,673                         $7,036                   $7,780
         June-01                           $7,511                         $6,879                   $7,621
         July-01                           $6,845                         $6,262                   $7,139
       August-01                           $6,658                         $6,082                   $7,069
    September-01                           $5,667                         $5,171                   $5,975
      October-01                           $6,060                         $5,523                   $6,345
     November-01                           $6,760                         $6,153                   $7,008
     December-01                           $7,229                         $6,572                   $7,564
      January-02                           $7,400                         $6,718                   $7,820
     February-02                           $7,528                         $6,826                   $7,949
        March-02                           $7,938                         $7,189                   $8,427
        April-02                           $7,946                         $7,187                   $8,482
          May-02                           $7,818                         $7,063                   $8,347
         June-02                           $7,161                         $6,461                   $7,720
         July-02                           $6,649                         $5,991                   $7,133

    The graph depicts the performance of UBS PACE International Emerging Markets Equity Investments Class P shares versus the MSCI EMF Index. (The composition of the MSCI EMF Index, like many indices, may change from time to time. At one point, Malaysia was excluded from the Index, but as of July 31, 2001, was included.) The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. It is important to note that UBS PACE International Emerging Markets Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

UBS PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS - PORTFOLIO
STATISTICS

Characteristics*                                                   7/31/02
--------------------------------------------------------------------------
Net Assets (mm)                                                     $77.3
Number of Securities                                                  124
Equities (common and preferred stocks, warrants and rights)          91.9%
Cash Equivalents and Other Assets in Excess of Liabilities            8.1%

Regional Allocation*                                               7/31/02
--------------------------------------------------------------------------
Asia                                                                 53.1%
Latin America                                                        17.3
Europe/Middle East/Africa                                            21.5
Cash Equivalents and Other Assets in Excess of Liabilities            8.1
--------------------------------------------------------------------------
Total                                                               100.0%
--------------------------------------------------------------------------

Top Five Countries*                                                7/31/02
--------------------------------------------------------------------------
Korea                                                                22.6%
Mexico                                                               11.1
South Africa                                                         10.3
Taiwan                                                                9.0
Russia                                                                6.4
--------------------------------------------------------------------------
Total                                                                59.4%
--------------------------------------------------------------------------

Top Ten Stocks*                                                    7/31/02
--------------------------------------------------------------------------
Samsung Electronics                                                   6.7%
Kookmin Bank                                                          3.3
Taiwan Semiconductor                                                  3.1
Telefonos de Mexico                                                   3.0
Sk Telecom                                                            2.4
China Mobil (Hong Kong)                                               2.3
Sasol                                                                 2.2
POSCO                                                                 2.0
Sappi                                                                 1.9
Hyundai Motor                                                         1.8
--------------------------------------------------------------------------
Total                                                                28.7%
--------------------------------------------------------------------------

* Weightings represent percentages of net assets as of July 31, 2002. The Portfolio is actively managed and its composition will vary over time.

UBS PACE Select Advisors Trust

UBS PACE Money Market Investments
Portfolio of Investments - July 31, 2002

 PRINCIPAL
   AMOUNT                                                                     MATURITY             INTEREST
   (000)                                                                        DATES                RATES             VALUE
--------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 41.28%
--------------------------------------------------------------------------------------------------------------------------------
$   7,500 U.S. Treasury Bills                                           08/29/02 to 12/19/02     1.660 to 1.775%@   $  7,480,830
    1,000 U.S. Treasury Notes                                                       12/31/02              5.625        1,015,455
    3,000 Federal Farm Credit Bank                                                  08/01/02              1.750*       2,999,562
    4,000 Federal Home Loan Bank                                                    08/01/02              1.775*       3,999,337
    2,265 Federal Home Loan Bank                                        08/08/02 to 12/18/02     1.750 to 1.770@       2,255,365
   12,500 Federal Home Loan Bank                                        01/28/03 to 08/20/03     2.050 to 2.720       12,499,839
    7,000 Federal National Mortgage Association                                     08/01/02     1.700 to 1.770*       6,999,248
    2,000 Federal National Mortgage Association                                     12/18/02              1.795@       1,986,139
    2,000 Federal National Mortgage Association                         07/17/03 to 08/28/03     2.000 to 2.350        2,000,000
    5,000 Student Loan Marketing Association                            04/02/03 to 07/25/03     2.380 to 2.650        5,000,000
Total U.S. Government and Agency Obligations (cost - $46,235,775)                                                     46,235,775
--------------------------------------------------------------------------------------------------------------------------------
BANK NOTES - 3.57%
--------------------------------------------------------------------------------------------------------------------------------
DOMESTIC - 3.57%
    2,000 LaSalle Bank N.A.                                                         08/02/02              2.060        2,000,000
    2,000 Wells Fargo Bank N.A.                                                     08/01/02              1.805*       2,000,046
Total Bank Notes (cost - $4,000,046)                                                                                   4,000,046
--------------------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT - 12.50%
--------------------------------------------------------------------------------------------------------------------------------
DOMESTIC - 3.57%
    3,000 First Tennessee Bank N.A.                                                 08/01/02              1.770        3,000,000
    1,000 State Street Bank & Trust Co.                                             08/20/02              1.750        1,000,000
                                                                                                                       4,000,000
YANKEE - 8.93%
    1,000 Abbey National PLC                                                        12/31/02              1.910        1,000,040
    2,000 Barclays Bank PLC                                                         08/01/02              1.800*       1,999,675
    3,000 Dexia Bank S.A.                                               08/09/02 to 01/06/03     2.485 to 4.000        3,000,147
    2,000 Royal Bank of Scotland PLC                                    09/06/02 to 12/27/02     2.710 to 3.735        1,999,946
    1,000 Svenska Handelsbanken                                                     08/23/02              3.840        1,000,000
    1,000 Westdeutsche Landesbank Girozentrale                                      05/23/03              2.680          999,761
                                                                                                                       9,999,569
Total Certificates of Deposit (cost - $13,999,569)                                                                    13,999,569
--------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER@ - 45.01%
--------------------------------------------------------------------------------------------------------------------------------
ASSET BACKED-BANKING - 4.97%
    2,851 Atlantis One Funding Corp.                                    08/01/02 to 08/29/02     1.770 to 1.780        2,848,247
    2,723 Stellar Funding Group, Inc.                                   08/02/02 to 09/11/02     1.800 to 1.920        2,718,349
                                                                                                                       5,566,596

ASSET BACKED-FINANCE - 1.78%
    2,000 CC (USA), Inc.                                                            09/06/02              1.820        1,996,360

ASSET BACKED-MISCELLANEOUS - 16.37%
    3,000 Barton Capital Corp.                                                      08/01/02              1.830        3,000,000
    2,160 Falcon Asset Securitization Corp.                                         08/02/02              1.800        2,159,892
    2,000 Galaxy Funding, Inc.                                                      09/12/02              1.810        1,995,777
    3,200 Old Line Funding Corp.                                                    10/03/02              1.750        3,190,200


 PRINCIPAL
   AMOUNT                                                                     MATURITY             INTEREST
   (000)                                                                        DATES                RATES             VALUE
--------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER@ - (CONCLUDED)
--------------------------------------------------------------------------------------------------------------------------------
$   3,000 Pennine Funding                                                           09/03/02              1.800%     $ 2,995,050
    2,000 Variable Funding Capital Corp.                                            10/08/02              1.780        1,993,275
    3,000 Windmill Funding Corp.                                                    08/08/02              1.780        2,998,962
                                                                                                                      18,333,156
BANKING-DOMESTIC - 11.50%
    2,000 ANZ (Delaware), Inc.                                                      08/15/02              1.800        1,998,600
    3,000 CBA (Delaware) Finance, Inc.                                              08/07/02              1.770        2,999,115
    2,000 Danske Corp.                                                              08/15/02              1.800        1,998,600
    3,000 Fortis Funding LLC                                                        08/26/02              1.780        2,996,292
    2,888 Nordea North America, Inc.                                                08/12/02              1.760        2,886,447
                                                                                                                      12,879,054
BANKING-FOREIGN - 1.78%
    2,000 Alliance & Leicester PLC                                                  10/11/02              1.760        1,993,058

FINANCE-NONCAPTIVE DIVERSIFIED - 1.78%
    1,000 CIT Group, Inc.                                                           08/29/02              1.830          998,577
    1,000 GE Capital International Funding, Inc.                                    08/29/02              1.760          998,631
                                                                                                                       1,997,208
INSURANCE-P&C - 0.40%
      444 Marsh & McLennan Cos., Inc.                                               09/06/02              1.760          443,218

METALS & MINING - 1.52%
    1,700 Alcoa, Inc.                                                               08/20/02              1.750        1,698,430

PHARMACEUTICALS - 4.91%
    3,500 Bristol-Myers Squibb Co.                                                  08/05/02              1.750        3,499,319
    2,000 Novartis Finance Corp.                                                    08/02/02              1.750        1,999,903
                                                                                                                       5,499,222
Total Commercial Paper (cost - $50,406,302)                                                                           50,406,302
--------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM CORPORATE OBLIGATIONS - 3.57%
--------------------------------------------------------------------------------------------------------------------------------
ASSET BACKED-FINANCE - 1.78%
    2,000 CC (USA), Inc.                                                            08/01/02              1.830*       2,000,000

FINANCE-NONCAPTIVE DIVERSIFIED - 1.79%
    2,000 GE Capital Corp.                                                          08/09/02              1.870*       2,000,000

Total Short-Term Corporate Obligations (cost - $4,000,000)                                                             4,000,000
--------------------------------------------------------------------------------------------------------------------------------

  NUMBER OF
   SHARES                                                                     MATURITY             INTEREST
   (000)                                                                        DATES                RATES             VALUE
--------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUNDS - 3.76%
--------------------------------------------------------------------------------------------------------------------------------
    3,721 AIM Liquid Assets Portfolio                                         08/01/02               1.790%+        $  3,721,156
       73 AIM Prime Portfolio                                                 08/01/02                1.680+              73,373
      220 BlackRock Provident Institutional TempFund                          08/01/02                1.722+             219,703
      194 Dreyfus Cash Management Fund                                        08/01/02                1.696+             194,462
Total Money Market Funds (cost - $4,208,694)                                                                           4,208,694
--------------------------------------------------------------------------------------------------------------------------------
Total Investments (cost - $122,850,386) - 109.69%                                                                    122,850,386

Liabilities in excess of other assets - (9.69)%                                                                      (10,848,950)

Net Assets (applicable to 112,001,656 shares of beneficial
interest outstanding equivalent to $1.00 per share) - 100.00%                                                       $112,001,436
--------------------------------------------------------------------------------------------------------------------------------

* Variable rate securities - maturity date reflects earlier of reset date or stated maturity date. The interest rates shown are the current rates as of July 31, 2002, and reset periodically.

(C) Interest rates shown are discount rates at date of purchase.

+   Interest rates shown reflect yield at July 31, 2002.

                       Weighted Average Maturity - 79 days.

                  See accompanying notes to financial statements

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments
Portfolio of Investments - July 31, 2002

 PRINCIPAL
  AMOUNT                                                                 MATURITY                 INTEREST
  (000)                                                                    DATES                    RATES           VALUE
------------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 17.02%
------------------------------------------------------------------------------------------------------------------------------------
$  60,500 U.S. Treasury Bonds (2)                                   08/15/13 to 08/15/23      6.250 to 12.000%   $  75,719,869
    9,778 U.S. Treasury Inflation Index Notes (2)###                            01/15/10                4.250       10,792,933
Total U.S. Government Obligations (cost - $84,831,323)                                                              86,512,802
------------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES - 17.66%
------------------------------------------------------------------------------------------------------------------------------------
      755 GNMA                                                                  06/20/22                5.375          767,474
    1,481 GNMA                                                                  05/15/39                7.470        1,671,987
      143 GNMA                                                      08/15/21 to 09/15/23                7.500          151,748
      344 GNMA                                                      12/15/07 to 02/15/23                8.000          369,177
    2,780 GNMA                                                                  04/15/19                8.250        3,008,316
    3,405 GNMA                                                      08/15/09 to 11/20/30                9.000        3,686,284
    2,156 GNMA                                                      02/15/16 to 09/15/20               10.500        2,526,652
      566 GNMA                                                      06/15/11 to 02/15/16               11.000          661,391
    1,343 GNMA                                                      09/15/10 to 05/15/19               11.500        1,587,376
    3,872 GNMA ARM                                                              05/20/30                4.250        3,911,554
    7,845 GNMA ARM                                                  01/20/18 to 02/20/27                5.375        8,059,042
      811 GNMA ARM                                                              06/20/30                5.500          822,539
    5,955 GNMA ARM                                                  05/20/21 to 04/20/27                6.375        6,047,127
    2,508 GNMA ARM                                                              07/20/30                6.500        2,552,933
    3,529 GNMA ARM                                                  11/20/21 to 12/20/27                6.625        3,659,898
    3,097 GNMA ARM                                                  07/20/17 to 09/20/26                6.750        3,206,907
    4,630 GNMA ARM                                                              09/20/30                7.000        4,715,414
       53 GNMA ARM                                                  03/15/10 to 09/15/10               11.500           62,994
    7,000 GNMA I TBA                                                                 TBA                6.000        7,089,687
    2,632 GNMA II                                                   06/20/17 to 09/20/30                9.000        2,831,749
    2,436 GNMA II ARM                                                           05/20/30                4.500        2,468,690
      598 GNMA II ARM                                                           04/20/30                5.000          606,028
      547 GNMA II ARM                                               02/20/28 to 04/20/30                5.250          553,845
      752 GNMA II ARM                                               01/20/25 to 02/20/28                5.375          770,800
   19,695 GNMA II ARM                                               05/20/30 to 08/20/30                6.000       19,977,287
    3,278 GNMA II ARM                                               04/20/18 to 04/20/27                6.375        3,335,830
    3,072 GNMA II ARM                                               07/20/30 to 11/20/31                6.500        3,140,885
      237 GNMA II ARM                                                           10/20/29                6.625          244,895
    1,229 GNMA II ARM                                               07/20/27 to 08/20/27                6.750        1,269,922
Total Government National Mortgage Association Certificates
 (cost - $88,009,036)                                                                                               89,758,431
------------------------------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES - 16.71%
------------------------------------------------------------------------------------------------------------------------------------
 8,953 FHLMC                                                                    12/15/16                5.750        9,388,208
 8,847 FHLMC                                                                    07/01/08                6.000        9,146,744
18,915 FHLMC                                                                    03/18/08                6.220       19,387,554
   657 FHLMC                                                        09/01/04 to 08/01/25                7.000          679,742
   457 FHLMC                                                                    05/01/21                7.450          466,870

 PRINCIPAL
  AMOUNT                                                                 MATURITY                 INTEREST
  (000)                                                                    DATES                    RATES           VALUE
------------------------------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES - (CONCLUDED)
------------------------------------------------------------------------------------------------------------------------------------
$     414 FHLMC                                                        10/01/17 to 11/01                7.500%   $      439,103
      543 FHLMC                                                     03/01/13 to 01/01/23                 8.00           583,888
      829 FHLMC                                                     04/01/04 to 05/01/16                 8.50           869,206
    3,107 FHLMC                                                     07/01/09 to 04/01/25                 9.00         3,366,563
      237 FHLMC                                                                 11/01/16                 9.75           264,786
      378 FHLMC                                                     06/01/04 to 11/01/20                10.50           419,212
    2,565 FHLMC                                                     05/01/11 to 12/01/20                11.00         2,939,495
      716 FHLMC                                                     06/01/04 to 07/01/19                11.50           837,738
    2,839 FHLMC ARM                                                             12/01/29                 5.46         2,955,653
    1,223 FHLMC ARM                                                             11/01/27                 5.48         1,265,580
    2,544 FHLMC ARM                                                             01/01/29                 5.51         2,645,695
    2,548 FHLMC ARM                                                             04/01/29                 5.55         2,634,107
      716 FHLMC ARM                                                             01/01/30                 5.61           744,409
    4,875 FHLMC ARM                                                             11/01/29                 5.64         5,062,897
    6,641 FHLMC ARM                                                 06/01/28 to 07/01/28                 5.64         6,895,961
    1,776 FHLMC ARM                                                             07/01/24                 5.80         1,834,679
    1,073 FHLMC ARM                                                             10/01/23                 5.95         1,111,187
    2,884 FHLMC ARM                                                             10/01/27                 6.04         3,005,914
    3,237 FHLMC ARM                                                             10/01/27                 6.17         3,364,622
    2,917 FHLMC ARM                                                             11/01/25                 6.31         3,039,782
      789 FHLMC ARM                                                             01/01/28                 6.34           814,844
      704 FHLMC ARM                                                             10/01/29                 6.85           737,469
Total Federal Home Loan Mortgage Corporation Certificates
 (cost - $83,105,590)                                                                                                84,901,908
------------------------------------------------------------------------------------------------------------------------------------
FEDERAL HOUSING ADMINISTRATION CERTIFICATES - 4.14%
------------------------------------------------------------------------------------------------------------------------------------
    1,963 FHA Bradford                                                          03/01/41                 8.80        1,963,102
      508 FHA Greystone                                                         12/01/20                7.430#         517,661
      755 FHA Hilltop                                                           08/01/23                 7.00          738,823
      682 FHA Parker                                                            10/01/17                 7.45          687,185
    9,149 FHA Project Notes                                         04/01/19 to 02/01/21       7.350 to 8.430#       9,639,599
    2,530 FHA Reilly                                                07/01/20 to 12/01/23       6.896 to 7.430        2,564,744
    4,955 FHA Wingate St. Francis                                               04/01/31                 8.37        4,954,958
Total Federal Housing Administration Certificates
 (cost - $20,925,211)                                                                                               21,066,072
------------------------------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES - 43.89%
------------------------------------------------------------------------------------------------------------------------------------
23,000 FNMA                                                                     04/15/03                 5.75       23,633,397
24,500 FNMA                                                                     10/15/02                 6.37       24,728,365
 6,604 FNMA                                                         09/01/12 to 10/01/31                 6.50        6,884,279
   544 FNMA                                                                     03/01/04                 7.00          555,208
 2,629 FNMA                                                         05/01/24 to 11/01/26                 7.50        2,785,868
 1,028 FNMA                                                         07/01/25 to 11/01/26                 8.00        1,107,612
 3,261 FNMA                                                         12/01/10 to 06/01/27                 8.50        3,541,626
 1,948 FNMA                                                         02/01/05 to 02/01/26                 9.00        2,107,533
 1,062 FNMA                                                         04/01/10 to 12/01/15                 9.25        1,147,070


 PRINCIPAL
  AMOUNT                                                                 MATURITY                 INTEREST
  (000)                                                                    DATES                    RATES           VALUE
------------------------------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES - (CONCLUDED)
------------------------------------------------------------------------------------------------------------------------------------
$     138 FNMA                                                      03/01/06 to 12/01/09                9.500%    $    148,129
      633 FNMA                                                                  08/01/19               10.000          699,438
      242 FNMA                                                      07/01/10 to 06/01/19               10.250          271,979
      512 FNMA                                                      02/01/12 to 04/01/22               10.500          589,894
      975 FNMA                                                      07/01/13 to 05/01/20               11.000        1,114,358
   16,228 FNMA ARM                                                              10/01/26                3.068       16,064,058
    6,995 FNMA ARM                                                              03/01/07                3.820        7,029,680
      978 FNMA ARM                                                              02/01/29                6.085        1,013,474
      836 FNMA ARM                                                              07/01/30                5.197          866,205
    1,007 FNMA ARM                                                              02/01/30                5.572        1,041,462
    1,272 FNMA ARM                                                              09/01/15                5.666        1,283,455
    1,342 FNMA ARM                                                              05/01/30                5.699        1,381,470
      584 FNMA ARM                                                              02/01/26                5.608          600,961
      947 FNMA ARM                                                              09/01/26                5.720          968,978
      124 FNMA ARM                                                              11/01/23                6.062          128,535
    1,769 FNMA ARM                                                              03/01/25                6.336        1,846,693
      732 FNMA ARM                                                              12/01/27                6.616          763,908
    1,159 FNMA ARM                                                              09/01/29                6.906        1,224,405
    2,921 FNMA ARM                                                              09/01/21                6.930        3,227,238
    4,832 FNMA ARM                                                              07/01/09                7.249        5,460,778
  109,500 FNMA TBA                                                                   TBA                5.500      110,868,750
Total Federal National Mortgage Association Certificates
 (cost - $221,012,657)                                                                                             223,084,806
------------------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS - 20.71%
------------------------------------------------------------------------------------------------------------------------------------
    3,070 Farmer Mac., Series 2002  Class AA1                                   04/25/11               7.720#        3,388,949
      240 FDIC REMIC, Series 1996-C100, Class 1A                                05/25/26                6.750          243,775
      154 FHLMC GNMA REMIC, Series 23, Class KZ                                 11/25/23                6.500          157,420
      206 FHLMC REMIC, Series 0159, Class H                                     09/15/21                4.500          205,491
      174 FHLMC REMIC, Series 0185, Class E                                     08/15/06                9.000          174,641
    1,021 FHLMC REMIC, Series 1003, Class H                                     10/15/20               2.625#        1,030,395
       16 FHLMC REMIC, Series 1322, Class G                                     02/15/07                7.500           15,643
       54 FHLMC REMIC, Series 1347, Class HC                                    12/15/21                4.250           54,082
       51 FHLMC REMIC, Series 1349, Class PS                                    08/15/22                7.500           54,346
    1,272 FHLMC REMIC, Series 1502, Class PX                                    04/15/23                7.000        1,365,043
      669 FHLMC REMIC, Series 1534, Class Z                                     06/15/23                5.000          615,955
    1,874 FHLMC REMIC, Series 1542, Class Z                                     07/15/23                7.000        1,942,160
      206 FHLMC REMIC, Series 1573, Class PZ                                    09/15/23                7.000          226,127
    1,734 FHLMC REMIC, Series 1589, Class Z                                     09/15/23                6.250        1,808,352
    1,750 FHLMC REMIC, Series 1592, Class J                                     12/15/21                6.300        1,872,547
      172 FHLMC REMIC, Series 1658, Class GZ                                    01/15/24                7.000          187,320
    1,138 FHLMC REMIC, Series 1694, Class Z                                     03/15/24                6.500        1,182,633
      126 FHLMC REMIC, Series 1775, Class Z                                     03/15/25                8.500          135,474
    1,540 FHLMC REMIC, Series 1933, Class ZA                                    02/15/27                8.000        1,712,009
      380 FHLMC REMIC, Series 2090, Class CG                                    10/15/28                6.500          382,085
      266 FHLMC REMIC, Series 2156, Class ZB                                    05/15/29                6.000          231,125

 PRINCIPAL
  AMOUNT                                                                                    MATURITY         INTEREST
  (000)                                                                                       DATES           RATES        VALUE
------------------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS - (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
$     941 FHLMC REMIC, Series 2209, Class TA                                                  01/15/27        7.500%    $   947,377
    1,092 FHLMC REMIC, Series 2258, Class F                                                   06/15/29        2.189#      1,094,675
    2,284 FHLMC REMIC, Series 2411, Class FJ                                                  12/15/29        2.210#      2,284,060
       41 FNMA REMIC, Trust 1992-074, Class Z                                                 05/25/22        8.000          44,475
      165 FNMA REMIC, Trust 1992-129, Class L                                                 07/25/22        6.000         170,982
      191 FNMA REMIC, Trust 1992-158, Class ZZ                                                08/25/22        7.750         215,939
    1,439 FNMA REMIC, Trust 1993-037, Class PX                                                03/25/23        7.000       1,548,421
   26,991 FNMA REMIC, Trust 1993-223, Class A                                                 09/25/22        6.300      28,059,606
       47 FNMA REMIC, Trust 1993-240, Class Z                                                 12/25/13        6.250          49,325
       82 FNMA REMIC, Trust 1993-250, Class Z                                                 12/25/23        7.000          88,819
       88 FNMA REMIC, Trust 1994-027, Class CZ                                                02/25/24        6.500          89,200
      567 FNMA REMIC, Trust G92-040, Class ZC                                                 07/25/22        7.000         610,254
      148 FNMA REMIC, Trust G94-006, Class PJ                                                 05/17/24        8.000         168,914
    2,075 FNMA REMIC, Trust Series 1987-002, Class Z                                          11/25/17       11.000       2,433,991
    1,418 FNMA REMIC, Trust Series 1988-007, Class Z                                          04/25/18        9.750       1,596,404
    4,932 FNMA REMIC, Trust Series 1993-163, Class PK                                         10/25/21        6.250       5,109,081
   14,149 FNMA REMIC, Trust Series 1998-036, Class PM                                         11/18/22        6.250      14,542,480
      109 GNMA REMIC, Trust Series 1991-041, Class FD                                         06/16/26        2.340#        109,231
      496 GNMA REMIC, Trust Series 2000-009, Class FH                                         02/16/30        2.340#        497,853
      624 ABN AMRO Mortgage Corp., Series 1998-4, Class A11                                   11/25/28        6.750         606,942
      100 Bank of America Mortgage Securities, Series 1999-5, Class A22                       05/25/29        6.500         105,338
      450 Bank of America Mortgage Securities, Series 1999-8, Class A12                       08/25/29        6.750         479,257
      891 Bear Stearns Mortgage Securities, Inc., Series 1996-4, Class AI-11                  09/25/27        8.125         895,289
    1,750 Chase Mortgage Finance Corp., Series 1998-AS1, Class IA-8                           08/25/28        6.750       1,799,456
    1,500 Conseco Finance Securitizations Corp., Series 2000-4, Class A6                      05/01/32        8.310       1,665,379
    1,000 Countrywide Home Loan, Inc                                                          06/15/04        6.850       1,064,493
    3,000 CS First Boston Mortgage Securities Corp., Series 2001, Class S13                   08/25/31        3.050#      3,060,160
    1,754 CWMBS, Inc., Series 1994-T, Class B1                                                11/25/24        8.250       1,779,521
    1,500 CWMBS, Inc., Series 1998-15, Class A8                                               10/25/28        6.750       1,519,546
      500 FFCA Secured Lending Corp., Series 2000-1, Class B (3)                              07/18/19        8.180         521,500
    1,532 Green Tree Financial Corp., Series 1995-8, Class M1                                 12/15/26        7.300       1,641,214
      264 Green Tree Financial Corp., Series 1998-2, Class A5                                 11/01/16        6.240         270,852
    3,000 Green Tree Financial Corp., Series 1999-3, Class A8                                 02/01/31        7.060       3,077,091
      162 Headlands Mortgage Security, Inc. REMIC, Series 1997-1, Class A, II                 03/15/12        7.750         162,497
      132 Headlands Mortgage Security, Inc. REMIC, Series 1997-2, Class A, II                 05/25/12        7.750         133,475
       87 Headlands Mortgage Security, Inc. REMIC, Series 1997-4, Class A, II                 11/25/12        7.250          87,930
    1,707 Impac Secured Assets CMN Owner Trust, Series 1998-1, Class M2                       07/25/25        7.770       1,812,060
      300 Norwest Integrated Structured Assets, Inc., Series 1998-3, Class 1A-2               12/25/28        7.000         310,269
       34 PNC Mortgage Securities Corp., Series 1998-4, Class 3A-16                           05/25/28        6.750          33,562
      822 PNC Mortgage Securities Corp., Series 2000-8, Class 3A-1                            12/25/30        2.487#        824,564
      159 Prudential Home Mortgage Securities REMIC, Series 1993-29, Class A8                 08/25/08        6.750         159,997
      459 Prudential Securities Trust, Series 18, Class E                                     09/25/20        7.000         461,978
    1,500 Residential Funding Mortgage Securities, Inc., Series 1998-S12, Class A6            05/25/28        6.750       1,532,895
      120 Residential Funding Mortgage Securities, Inc., Series 1998-S20, Class A10           09/25/28        6.500         122,960


 PRINCIPAL
  AMOUNT                                                                                    MATURITY         INTEREST
  (000)                                                                                       DATES           RATES        VALUE
------------------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS - (CONCLUDED)
------------------------------------------------------------------------------------------------------------------------------------
$     871 Ryland Mortgage Acceptance Corp., Series 76, Class B                                08/01/18        9.000%      $ 909,457
      588 Small Business Administration, Series 1995-10, Class B1                             03/01/05        7.750         608,281
      284 Small Business Administration, Series 1997-P10, Class B11                           05/01/07        7.310         311,833
    2,425 Small Business Administration, Series 2000-10, Class B1                             08/01/10        7.449       2,665,925
Total Collateralized Mortgage Obligations (cost - $101,295,268)                                                         105,270,380
------------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 3.12%
------------------------------------------------------------------------------------------------------------------------------------
      532 Bayview Financial Acquisition Trust, Series 2000-A, Class M1 (3)                    02/25/30        2.550#        529,141
    3,115 Bayview Financial Acquisition Trust, Series 2000-C, Class M2                        07/25/30        2.750#      3,107,567
      393 Beneficial Home Equity Loan Trust                                                   04/28/26        2.100#        393,623
    2,000 Conseco Finance Home Loan Trust                                                     06/15/24        9.520       2,176,815
      350 Conseco Finance Securitizations Corp., Series 1999-F, Class M2                      10/15/30        9.300         383,456
    1,800 Conseco Finance Securitizations Corp., Series 1999-H, Class MF2                     12/15/29        9.290       1,960,077
    1,000 Conseco Finance Securitizations Corp., Series 2000-5, Class M1                      02/01/32        8.400       1,110,665
    1,638 Embarcadero Aircraft Securitization Trust, Series 2000-A, Class B (3)               08/15/25        2.940#        245,709
    3,803 GE Capital Mortgage Services, Inc., Series 1999-HE1, Class B1                       04/25/29        7.200       3,945,810
    2,000 NPF XII, Inc., Series 2000-2, Class B (3)                                           10/01/03        2.559#      2,002,500
Total Asset-Backed Securities (cost - $16,386,582)                                                                       15,855,363
------------------------------------------------------------------------------------------------------------------------------------
STRIPPED MORTGAGE-BACKED SECURITIES - 0.93%
------------------------------------------------------------------------------------------------------------------------------------
      795 FHLMC REMIC, Series 0013, Class B (1)+++                                            06/25/23        7.000         375,093
      266 FHLMC REMIC, Series 0015, Class WA (1)+++                                           03/25/22        7.000          29,356
      106 FHLMC REMIC, Series 1554, Class 1 (1)+++                                            08/15/08        6.500*         15,718
    5,000 FHLMC REMIC, Series 1627, Class PN (1)+++                                           09/15/22        6.000         634,759
      652 FHLMC REMIC, Series 2136, Class GD (1)+++                                           03/15/29        7.000          91,049
    1,295 FHLMC REMIC, Series 2143, Class IB (1) +++                                          12/15/24        6.000         173,369
    2,646 FHLMC REMIC, Series 2178, Class PI (1)+++                                           08/15/29        7.500         469,286
        3 FNMA REMIC, Trust 1992-142, Class KB (1)+++                                         08/25/07       11.977          56,822
        4 FNMA REMIC, Trust 1992-157, Class JA (1)+++                                         09/25/07       10.146          55,390
      364 FNMA REMIC, Trust 1992-207, Class U (1)+++                                          10/25/07        7.500          45,489
    1,860 FNMA REMIC, Trust 1993-116, Class H (1)+++                                          07/25/22        7.000         191,828
    2,285 FNMA REMIC, Trust 1993-138, Class JC (1)+++                                         11/25/22        7.000         287,560
       84 FNMA REMIC, Trust 1993-161, Class GC (1)**                                          02/25/23        0.000*         79,920
       86 FNMA REMIC, Trust 1994-007, Class PK (1)+++                                         05/25/08        6.500*          1,152
      526 FNMA REMIC, Trust 1994-030, Class IA (1)+++                                         11/25/22        6.500*         52,652
    1,253 FNMA REMIC, Trust 1998-024, Class OK (1)+++                                         11/18/21        7.000          27,233
    1,388 FNMA REMIC, Trust 1998-044, Class IG (1)+++                                         07/18/16        6.500          29,449
    1,453 FNMA REMIC, Trust Series 1999-034, Class PI (1)+++                                  09/25/21        7.000          29,162
    3,364 GNMA REMIC, Trust Series 1998-001, Class PG (1)+++                                  07/20/24        7.000          64,417
    1,980 Chase Mortgage Finance Corp., Series 1998-S2, Class A4 (1)+++                       07/25/28        6.750         147,281
    3,723 CMC Securities Corp. IV, Series 1994-H2, Class AIO (1)+++                           01/25/10        0.451*         10,470
    8,186 CWMBS, Inc., Series 1998-14, Class A2 (1)+++                                        12/25/13        0.500*         61,397
   42,338 Hilton Hotel Pool Trust, Series 2000-HLTA, Class X (3)+++                           10/03/15        0.629*      1,701,785
   11,500 Option One Mortgage Loan Trust, Series 2000-2, Class S (1)+++                       06/25/30        1.500#         53,907
        8 Residential Funding Mortgage Securities, Inc., Series 1993-S15, Class A9 (1)+++     04/25/08        7.721#         28,689
      284 Residential Funding Mortgage Securities, Inc., Series 1998-S20, Class A19 (1)+++    09/25/28        6.750           9,759
Total Stripped Mortgage-Backed Securities (cost - $5,225,572)                                                             4,722,992
------------------------------------------------------------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                                                    MATURITY      INTEREST
  (000)                                                                                       DATES        RATES           VALUE
------------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM U.S. GOVERNMENT OBLIGATION - 0.02%
------------------------------------------------------------------------------------------------------------------------------------
$     125 U.S. Treasury Bills (cost - $124,308)                                               11/29/02     1.580%@    $     124,308
Total Investments (cost -- $620,915,547) - 124.20%                                                                      631,297,062
Liabilities in excess of other assets - (24.20)%                                                                       (123,018,657)
Net Assets - 100.00%                                                                                                  $ 508,278,405
------------------------------------------------------------------------------------------------------------------------------------

@    Interest rate shown is the discount rate at date of purchase.

# Floating rate securities. The interest rates shown are the current rates as of July 31, 2002.

*    Rate reflects annualized yield at date of purchase.

** Principal Only Security. This security entitles the holder to receive principal payments from an underlying pool of mortgages. High prepayments return principal faster than expected and cause the yield to increase. Low prepayments return principal more slowly than expected and cause the yield to decrease.

+++ Interest Only Security. This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

### Entire or partial amount pledged as collateral for futures and options transactions.

(1)  Illiquid securities representing 0.59% of net assets.

(2)  Security, or portion thereof, was on loan at July 31, 2002.

(3)  Security exempt from registration  under rule 144A of the Securities Act of
     1933.  These   securities  may  be  resold  in  transactions   exempt  from
     registration, normally to qualified institutional buyers.

ARM Adjustable Rate Mortgage - The interest rates shown are the current rates as of July 31, 2002.

REMIC Real Estate Mortgage Investment Conduit.

TBA (To Be Assigned) Securities are purchased on a forward commitment with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

NOTIONAL
 AMOUNT                                                       PAYMENTS              EXPIRATION
 (000)                                                        RECEIVED                 DATES            VALUE
----------------------------------------------------------------------------------------------------------------
WRITTEN OPTIONS
CALL OPTIONS WRITTEN
Interest Rate Swaps
   33,700 5.13%                                            3 Month LIBOR(1)          11/10/03         $  616,676
    3,300 5.97%                                            3 Month LIBOR(1)          10/04/04            135,580
                                                                                                         752,256
----------------------------------------------------------------------------------------------------------------
PUT OPTIONS WRITTEN

Interest Rate Swaps
    3,300 5.97%                                            3 Month LIBOR(1)          10/04/04            136,891
   33,700 6.13%                                            3 Month LIBOR(1)          11/10/03          1,233,993
                                                                                                       1,370,884
Total Written Options (premiums received $2,492,560)                                                   2,123,140
----------------------------------------------------------------------------------------------------------------

(1)  3 Month Libor (London Interbank Offered Rate) at July 31, 2002 was 1.824%

FUTURES CONTRACTS

 NUMBER OF                                                       IN                  EXPIRATION        UNREALIZED
 CONTRACTS       CONTRACTS TO DELIVER                        EXCHANGE FOR               DATES         APPRECIATION
------------------------------------------------------------------------------------------------------------------
       10 5 Year U.S. Treasury Note Futures                   $1,058,438            September 2002        44,844
       73 10 Year U.S. Treasury Bond Futures                   7,624,586            September 2002       449,898
                                                                                                      $  494,742
------------------------------------------------------------------------------------------------------------------

                 See accompanying notes to financial statements

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments
Portfolio of Investments - July 31, 2002

 PRINCIPAL
  AMOUNT                                                                 MATURITY                 INTEREST
  (000)                                                                    DATES                    RATES           VALUE
------------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 19.43%
------------------------------------------------------------------------------------------------------------------------------------
$  53,662 U.S. Treasury Notes (1)                                   07/31/04 to 02/15/12       2.250 to 6.625%    $ 57,731,799
    3,969 U.S. Treasury Bonds                                                   08/15/26                 6.75        4,638,459
Total U.S. Government Obligations (cost - $60,765,724)                                                              62,370,258
------------------------------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN BANK ASSOCIATION CERTIFICATES - 2.61%
------------------------------------------------------------------------------------------------------------------------------------
    8,000 Federal Home Loan Bank (cost - $8,230,899)                            01/05/04                5.375        8,362,544
------------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES - 0.85%
------------------------------------------------------------------------------------------------------------------------------------
      265 GNMA                                                                  12/15/26                7.750          282,305
    1,970 GNMA                                                      06/15/17 to 11/15/17                8.000        2,136,647
       58 GNMA                                                      07/15/04 to 09/15/04                9.500           61,403
      228 GNMA II ARM                                               10/20/27 to 11/20/27                6.625          235,802
Total Government National Mortgage Association Certificates
 (cost - $2,636,427)                                                                                                 2,716,157
------------------------------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES - 7.25%
------------------------------------------------------------------------------------------------------------------------------------
    8,000 FHLMC                                                                 07/15/06                5.500        8,547,848
    7,543 FHLMC                                                     03/01/07 to 05/01/07                6.000        7,820,599
    2,000 FHLMC                                                                 03/15/10                7.000        2,281,832
    4,500 FHLMC TBA                                                                  TBA                6.000        4,627,969
Total Federal Home Loan Mortgage Corporation Certificates
 (cost - $23,123,099)                                                                                               23,278,248
------------------------------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES - 2.35%
------------------------------------------------------------------------------------------------------------------------------------
      293 FNMA                                                                  02/13/04                5.125          305,895
      880 FNMA                                                                  09/01/25                7.000          919,961
    2,171 FNMA                                                      06/01/10 to 07/01/32                7.500        2,293,521
      215 FNMA                                                                  03/01/04                8.000          216,646
    3,588 FNMA                                                                  03/25/23                9.000        3,739,013
       43 FNMA                                                                  09/01/07               13.000           48,869
Total Federal National Mortgage Association Certificates
 (cost - $7,380,118)                                                                                                 7,523,905
------------------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS - 13.06%
------------------------------------------------------------------------------------------------------------------------------------
      203 FDIC REMIC Trust, Series 1996-C1, Class 1A                            05/25/26                6.750          205,871
      109 FHLMC, Series 2210, Class AB                                          10/15/26                7.200          109,344
    4,432 FHLMC, Series 2274, Class TV                                          09/15/28                6.000        4,550,547
    3,094 FNMA REMIC Trust, Series 1992-185, Class K                            04/25/22                7.000        3,182,299
    7,325 GNMA REMIC, Series 2001-2, Class PB                                   07/20/30                7.000        7,830,509
      934 BA Mortgage Securities, Inc., Series 1997-2,
          Class IA5                                                             10/25/27                7.250          946,429
    5,000 CS First Boston Mortgage Securities Corp.,
          Series 1998-C2, Class A2                                              11/11/30                6.300        5,338,388
    1,595 CS First Boston Mortgage Securities Corp.,
          Series 1999-C1, Class A2                                              09/15/41                7.290        1,791,385
      386 DLJ Mortgage Acceptance Corp., Series 1997-CF1,
          Class A1A (2)                                                         05/15/06                7.400          405,022
      518 Enterprise Mortgage Acceptance Co., Series 1998-1,
          Class A1 (2)                                                          01/15/25                6.110          520,426
    3,806 FMAC Loan Receivables Trust, Series 1998-A,
          Class A2                                                              09/15/20                6.500        3,234,818
    1,232 GMAC Commercial Mortgage Security, Inc.,
          Series 1997-C2, Class A1                                              04/16/29                6.451        1,283,993
    3,799 Impac Secured Assets Corp., Series 2000-5, Class A2                   08/25/26                6.730        3,815,203
        8 LB Commercial Conduit Mortgage Trust,
          Series 1995-C2, Class A                                               08/25/04                7.222            8,098
    1,600 Salomon Brothers Commercial Mortgage Trust,
          Series 2000-C3, Class A2                                              12/18/33                6.592        1,729,186
    6,433 Saxon Asset Securities Trust, Series 1998-4,
          Class MF1                                                             01/25/30                6.870        6,714,750
      249 Structured Asset Securities Corp., Series 1995-C4,
          Class A2 ARM                                                          06/25/26                2.387          248,623
Total Collateralized Mortgage Obligations (cost - $40,834,325)                                                      41,914,891
------------------------------------------------------------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                                 MATURITY                 INTEREST
  (000)                                                                    DATES                    RATES            VALUE
------------------------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES - 33.53%
------------------------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE - 2.99%
$   3,401 Air 2 US, Series C (2)                                                10/01/20               10.127%     $ 2,640,974
    6,416 BAE Systems, Series B (2)                                             12/15/11                7.156        6,965,572
                                                                                                                     9,606,546
AIRLINES - 2.57%
      143 Continental Airlines, Series 1997-4, Class 4C                         01/02/09                6.800          127,732
    3,270 Continental Airlines, Series 2000-2, Class A-1                        10/02/22                7.707        3,198,590
    4,726 Northwest Airlines, Series 2000-1, Class G                            10/01/19                8.072        4,911,369
                                                                                                                     8,237,691
AUTOMOTIVE - 6.44%
   12,610 Ford Motor Credit Co.                                     10/28/09 to 10/25/11       7.250 to 7.375       12,456,975
    1,225 Ford Motor Credit Co. MTN                                             12/30/14                9.140        1,286,139
    7,000 General Motors Acceptance Corp.                                       09/15/11                6.875        6,917,946
                                                                                                                    20,661,060
ENERGY - 2.49%
    1,090 Noram Energy Corp.                                                    11/01/03                6.375          752,100
    6,600 NRG Energy, Inc. (2)                                                  03/15/05                8.700        1,188,000
    1,600 Progress Energy, Inc.                                                 03/01/11                7.100        1,629,330
    8,500 Williams Cos., Inc.                                                   03/15/04                9.250        4,420,000
                                                                                                                     7,989,430
FINANCIAL SERVICES - 7.33%
    2,930 Citigroup, Inc.                                                       01/15/06                6.375        3,152,648
    1,000 CS First Boston, Inc.                                                 01/15/12                6.500          992,367
    6,256 General Electric Capital Corp.                            06/15/07 to 11/15/10       5.000 to 6.875        6,553,940
    2,000 Household Netherlands BV                                              12/01/03                6.200        2,074,640
    2,775 J.P. Morgan Chase & Co.                                               05/30/07                5.250        2,815,165
    2,390 Morgan Stanley Witter & Co.                               04/01/07 to 04/15/11       5.800 to 6.750        2,487,358
    2,150 Qwest Capital Funding, Inc.                                           08/03/09                7.000          838,500
    4,500 Zions Bancorporation                                                  10/15/11                6.500        4,602,388
                                                                                                                    23,517,006
FOOD & BEVERAGE - 1.77%
    1,600 General Mills, Inc.                                                   02/15/07                5.125        1,630,034
    4,000 Kraft Foods, Inc.                                                     11/01/11                5.625        4,038,344
                                                                                                                     5,668,378
FOREST PRODUCTS - 0.52%
    1,600 Weyerhaeuser Co.                                                      03/15/12                6.750        1,663,742

INSURANCE - 3.47%
      700 Ace Ina Holding, Inc.                                                 08/15/06                8.300          778,378
      910 CNA Financial Corp.                                                   04/15/05                6.500          889,910
    4,500 Lumbermans Mutual Casualty (2)                                        07/01/26                9.150        3,933,652
    3,300 Principal Financial Group (2)                                         08/15/09                8.200        3,756,321
    2,000 Zurich Capital Trust (2)                                              06/01/37                8.376        1,789,472
                                                                                                                    11,147,733
------------------------------------------------------------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                                 MATURITY                 INTEREST
  (000)                                                                    DATES                    RATES            VALUE
------------------------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES - (CONCLUDED)
------------------------------------------------------------------------------------------------------------------------------------
MEDIA - 0.52%
$   2,000 AOL Time Warner, Inc.                                                 05/01/12                6.875%    $  1,668,360

METALS & MINING - 0.06%
      200 BHP Finance USA Ltd.                                                  12/01/02                7.875          203,299

RAILROADS - 0.14%
      297 Consolidated Rail Corp.                                               04/01/05                7.070          322,349
      121 CSX Transportation, Inc., Series A                                    03/01/06                8.410          137,973
                                                                                                                       460,322
REAL ESTATE INVESTMENT TRUSTS - 1.75%
      750 Corporate Property Investment Trust (2)                               08/15/04                7.750          807,767
      410 Health Care Property Investments, Inc.                                02/15/06                6.500          433,504
    1,000 Highwoods Properties, Inc.                                            06/15/04                7.190        1,044,015
    1,600 HRPT Properties Trust, Class A                                        12/18/02                6.750        1,618,059
      250 Kimco Realty Corp.                                                    11/14/05                6.830          268,322
      950 New Plan Realty Trust Corp.                                           04/06/05                7.750        1,035,619
      400 Rouse Co.                                                             01/15/03                8.500          407,579
                                                                                                                     5,614,865
RETAIL - 0.03%
      100 Wal-Mart Stores, Inc.                                                 06/29/11                8.875          101,836

TELECOMMUNICATIONS - 3.01%
    1,600 Citizens Communications Co.                                           06/01/06                7.600        1,252,557
    2,000 Citizens Communications Co. (2)                                       08/15/08                7.625        1,611,292
    1,320 MCI WorldCom, Inc.                                        04/01/04 to 05/15/06       7.550 to 8.000          168,300
    3,565 Metronet Communications Corp.                             09/15/06 to 08/15/07      7.650 to 12.000          419,000
    2,605 Qwest Communications International, Inc., Series B                    11/01/08                7.250          963,850
    2,000 U.S. West Capital Funding                                             07/15/08                6.375          750,000
    3,000 Verizon, Inc.                                                         11/15/11                5.650        2,686,410
   14,150 Worldcom, Inc.                                            05/15/03 to 04/01/07       6.500 to 7.875        1,804,125
                                                                                                                     9,655,534
UTILITIES - 0.44%
      780 Southern Investments PLC                                              12/01/06                6.800          813,680
      550 Virginia Electric & Power Co                                          03/01/25                8.250          615,897
                                                                                                                     1,429,577
Total Corporate Notes (cost - $137,270,431)                                                                        107,625,379
------------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 13.55%
------------------------------------------------------------------------------------------------------------------------------------
      720 Aames Mortgage Trust, Series 1996-D, Class A1G                        03/15/29                7.320          724,826
       18 Amresco Residential Securities Mortgage Loan Trust,
          Series 1996-3, Class A6                                               11/25/24                7.875           18,183
    2,500 Capital Auto Receivables Asset Trust, Series 2002-3,
          Class A3                                                              10/16/06                3.580        2,499,634
   10,500 Conseco Finance, Series 2001-A, Class IIA2                            03/15/32                6.520       10,915,631
    5,000 Conseco Finance, Series 2001-D, Class A4                              11/15/32                5.530        5,187,487
    6,500 Green Tree Financial Corp., Series 1998-3, Class B1                   03/01/30                7.290        4,472,812
      130 Ikon Receivables LLC, Series 1999-1, Class A3                         05/15/05                5.990          129,744
    1,500 Master Financial Asset Securitization Trust,
          Series 1997-1, Class A8                                               01/20/29                7.500        1,622,280
------------------------------------------------------------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                                 MATURITY                 INTEREST
  (000)                                                                    DATES                    RATES            VALUE
------------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - (CONCLUDED)
------------------------------------------------------------------------------------------------------------------------------------
$   3,250 MBNA Master Credit Card Trust, Series 2000-L, Class A                 04/15/10                6.500%     $ 3,575,510
    3,904 Mid-State Trust, Series-4, Class A                                    04/01/30                8.330        4,328,054
    3,839 Polaris Trust, Series 2001-1, Class A1 +(2)                           07/15/09               9.370#        2,859,817
      600 UCFC Loan Trust, Series 1996-B1, Class A7                             11/15/27                8.200          624,905
    6,200 UCFC Loan Trust, Series 1998-D, Class BF1                             04/15/30                8.965        6,542,515
Total Asset-Backed Securities (cost - $42,437,387)                                                                  43,501,398
------------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 0.01%
------------------------------------------------------------------------------------------------------------------------------------
       23 Repurchase  Agreement  dated  07/31/02 with State Street Bank &
          Trust Co., collateralized by $25,000 U.S. Treasury Bills, 0.000%, due 01/16/03; (value - $24,800); proceeds: $23,001
          (cost - $23,000)                                                      08/01/02                1.740           23,000
Total Investments (cost - $322,701,410) - 92.64%                                                                   297,315,780
Other assets in excess of liabilities - 7.36%                                                                       23,628,843
Net Assets - 100.00%                                                                                              $320,944,623
------------------------------------------------------------------------------------------------------------------------------------

(1)  Security, or portion thereof, was on loan at July 31, 2002.

(2)  Security exempt from registration  under rule 144A of the Securities Act of
     1933.  These   securities  may  be  resold  in  transactions   exempt  from
     registration, normally to qualified institutional buyers.

* Floating rate security. The interest rate shown is the current rate as of July 31, 2002.

#    Rate reflects annualized yield at date of purchase.

+ Principal Only Security. This security entitles the holder to receive principal payments from an underlying pool of assets. High prepayments return principal faster than expected and cause the yield to increase. Low prepayments return principal more slowly than expected and cause the yield to decrease.

ARM Adjustable Rate Mortgage - The interest rate shown is the current rate as of July 31, 2002.

MTN  Medium Term Notes.

REMIC Real Estate Mortgage Investment Conduit.

TBA (To Be Assigned) Securities are purchased on a forward commitment with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

                 See accompanying notes to financial statements

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments
Portfolio of Investments - July 31, 2002

PRINCIPAL
 AMOUNT                                                                               MATURITY          INTEREST
 (000)                                                                                  DATE              RATE            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 9.07%
-----------------------------------------------------------------------------------------------------------------------------------
$  15,200 U.S. Treasury Bonds                                               11/15/16 to 08/15/17    7.500 to 8.875%    $ 19,397,334
    7,017 U.S. Treasury Inflation Index Notes##                                         01/15/09             3.875        7,570,226
Total U.S. Government Obligations (cost - $27,168,355)                                                                   26,967,560
-----------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES - 12.29%
-----------------------------------------------------------------------------------------------------------------------------------
    1,986 GNMA I                                                            06/15/17 to 11/15/17             8.000        2,152,815
   32,800 GNMA I TBA                                                                         TBA    6.000 to 6.500       33,683,375
      210 GNMA II ARM                                                                   01/20/26             5.375          215,768
      325 GNMA II ARM                                                                   05/20/26             5.375          330,146
       75 GNMA II ARM                                                                   11/20/23             6.625           77,991
       89 GNMA II ARM                                                                   07/20/25             6.750           91,752
Total Government National Mortgage Association Certificates
  (cost - $36,530,569)                                                                                                   36,551,847
-----------------------------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES - 3.49%
-----------------------------------------------------------------------------------------------------------------------------------
    4,558 FHLMC                                                                         01/15/32             2.339        4,547,655
    3,995 FHLMC                                                                         01/01/30             5.500        3,966,709
    1,650 FHLMC ARM                                                                     05/01/25             7.645        1,851,786
Total Federal Home Loan Mortgage Corporation Certificates
  (cost - $9,857,409)                                                                                                    10,366,150
-----------------------------------------------------------------------------------------------------------------------------------
FEDERAL HOUSING ADMINISTRATION CERTIFICATES - 0.95%
-----------------------------------------------------------------------------------------------------------------------------------
    2,763 FHA Project Notes (cost - $2,847,570)                             08/01/20 to 07/01/25             7.430        2,816,819
-----------------------------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES - 5.51%
-----------------------------------------------------------------------------------------------------------------------------------
    8,957 FNMA                                                              05/15/31 to 08/01/40    3.953 to 6.500        9,037,217
      351 FNMA ARM                                                                      10/25/30             2.287          353,601
      237 FNMA ARM                                                                      04/01/27             5.654          245,200
    1,342 FNMA ARM                                                                      05/01/30             5.699        1,381,471
      406 FNMA ARM                                                                      05/01/27             5.817          422,137
    3,819 FNMA ARM                                                                      12/01/09             6.970        4,171,928
      790 FNMA ARM COFI                                                                 11/01/26             3.458          788,188
Total Federal National Mortgage Association Certificates
  (cost - $15,409,601)                                                                                                   16,399,742
-----------------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS - 46.03%
-----------------------------------------------------------------------------------------------------------------------------------
    1,000 FHLMC REMIC, Series 1278, Class K                                             05/15/22            7.000         1,071,941
       48 FHLMC REMIC, Series 1366, Class H                                             08/15/07            6.000            50,093
       29 FHLMC REMIC, Series 1367, Class KA                                            09/15/22            6.500            30,540
    1,415 FHLMC REMIC, Series 1502, Class PX-Z                                          04/15/23            7.000         1,518,534
    1,007 FHLMC REMIC, Series 1503, Class PZ                                            05/15/23            7.000         1,108,895
      535 FHLMC REMIC, Series 1534, Class Z                                             06/15/23            5.000           492,764
      901 FHLMC REMIC, Series 1548, Class Z                                             07/15/23            7.000           984,298
    1,314 FHLMC REMIC, Series 1562, Class Z                                             07/15/23            7.000         1,445,576
      212 FHLMC REMIC, Series 1601, Class PB                                            11/15/23            6.500           218,257
      136 FHLMC REMIC, Series 1611, Class I                                             02/15/23            6.000           144,947
      898 FHLMC REMIC, Series 1628, Class KZ                                            12/15/23            6.250           926,688

PRINCIPAL
 AMOUNT                                                                              MATURITY          INTEREST
 (000)                                                                                 DATE              RATE            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS - (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
$     347 FHLMC REMIC, Series 1694, Class Z                                             03/15/24             6.500%    $    360,320
    2,935 FHLMC REMIC, Series 1870, Class Z                                             01/15/24             6.500        2,983,858
    2,606 FHLMC REMIC, Series 2061, Class ZB                                            06/15/28             6.500        2,708,417
    3,751 FHLMC REMIC, Series 2106, Class ZB                                            12/15/28             6.250        3,579,934
    4,422 FHLMC REMIC, Series 2472, Class ZC*                                           07/15/32             6.000        3,938,344
      512 FHLMC REMIC, Series G15, Class PZ                                             07/25/23             7.000          518,209
      351 FHLMC REMIC, Series G23, Class KZ                                             11/25/23             6.500          357,773
    1,754 FHLMC REMIC, Series G24, Class ZA                                             11/25/23             6.500        1,781,468
    2,193 FNMA REMIC, Trust Series 1998-66, Class FG                                    12/25/28             2.137#       2,175,426
      134 FNMA REMIC, Trust Series 1991-065, Class Z                                    06/25/21             6.500          141,654
       75 FNMA REMIC, Trust Series 1992-118, Class K                                    09/25/08             7.500           78,412
      160 FNMA REMIC, Trust Series 1992-129, Class L                                    07/25/22             6.000          165,801
      284 FNMA REMIC, Trust Series 1992-G40, Class ZC                                   07/25/22             7.000          306,017
      100 FNMA REMIC, Trust Series 1993-037, Class PX                                   03/25/23             7.000          107,357
      404 FNMA REMIC, Trust Series 1993-060, Class Z                                    05/25/23             7.000          433,781
      877 FNMA REMIC, Trust Series 1993-065, Class ZZ                                   06/25/13             7.000          957,379
      160 FNMA REMIC, Trust Series 1993-070, Class Z                                    05/25/23             6.900          173,358
      462 FNMA REMIC, Trust Series 1993-096, Class Z                                    06/25/23             7.000          507,676
      279 FNMA REMIC, Trust Series 1993-122, Class L                                    01/25/23             6.500          290,471
       76 FNMA REMIC, Trust Series 1993-149, Class L                                    08/25/23             6.000           80,044
      172 FNMA REMIC, Trust Series 1993-160, Class ZB                                   09/25/23             6.500          178,046
      169 FNMA REMIC, Trust Series 1993-163, Class ZA                                   09/25/23             7.000          184,245
       76 FNMA REMIC, Trust Series 1993-199, Class Z                                    10/25/23             7.000           77,175
       39 FNMA REMIC, Trust Series 1993-G10, Class G                                    05/25/22             5.000           39,352
      174 FNMA REMIC, Trust Series 1993-G40, Class Z                                    12/25/23             6.500          177,527
      339 FNMA REMIC, Trust Series 1994-023, Class PX                                   08/25/23             6.000          337,664
    3,880 FNMA REMIC, Trust Series 1998-063, Class ZA                                   11/25/28             6.000        3,854,553
    4,000 FNMA REMIC, Trust Series 1998-M, Class B                                      09/25/07             6.270        4,237,582
    1,925 FNMA REMIC, Trust Series 1998-M7, Class Z                                     05/25/36             6.390        1,881,361
    6,240 FNMA REMIC, Trust Series 1999-010, Class MZ                                   09/17/38             6.500        6,564,681
    2,500 FNMA REMIC, Trust Series 1999-W4, Class A9                                    02/25/29             6.250        2,535,645
    1,922 GNMA REMIC, Trust Series 2000-009, Class FG                                   02/16/30             2.440#       1,926,399
      595 GNMA REMIC, Trust Series 2000-009, Class FH                                   02/16/30             2.340#         597,424
    2,123 GNMA REMIC, Trust Series 2001-037, Class Z                                    07/20/31             6.000        1,963,884
    5,065 GNMA REMIC, Trust Series 2002-031, Class FW                                   06/16/31             2.240#       5,041,418
    2,746 Small Business Administration, Series 1999-20K                                11/01/19             7.060        3,013,549
    2,823 Small Business Administration, Series 2000-20K                                11/01/20             7.220        3,116,179
    7,930 Small Business Administration, Series 2001-P10B                               08/01/11             6.344        8,273,733
    2,000 BA Mortgage Securities, Inc., Series 1998-4, Class 1A-12                      08/25/08             6.750        2,120,445
      970 Bank America Mortgage Securities, Inc., Series 2002-G,
          Class 1A-3                                                                    07/20/32             6.374#         994,367

PRINCIPAL
 AMOUNT                                                                              MATURITY          INTEREST
 (000)                                                                                 DATE              RATE            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS - (CONCLUDED)
-----------------------------------------------------------------------------------------------------------------------------------
$     205 Bear Stearns, Series 2001-6, Class IIA                                        09/25/31             6.628%#   $    209,690
    3,008 Bear Stearns, Series 2002-2, Class 3-A*                                       06/25/31             6.870#       3,082,416
    6,530 Bear Stearns, Series 2002-6, Class A2                                         06/25/32             5.847#       6,645,186
    8,416 Bear Stearns, Series 2002-7, Class 5A-2*                                      08/25/32             5.995#       8,625,037
      132 Bear Stearns Mortgage Securities, Inc. REMIC, Series 1994-1,
          Class 3A                                                                      05/25/23             6.849#         132,865
      236 Bear Stearns Mortgage Securities, Inc. REMIC, Series 2000-1,
          Class 1A                                                                      12/25/30             7.465#         237,643
      491 Bear Stearns Mortgage Securities, Inc. REMIC, Series 2000-1,
          Class 2A                                                                      12/25/30             7.494#         495,329
    2,726 Bear Stearns Mortgage Securities, Inc. REMIC, Series 2001-9,
          Class 1A                                                                      01/25/32             6.264#       2,800,539
       77 California Federal Bank REMIC, Series 1990-BN1, Class A                       08/25/30             5.433#          77,788
      237 Capital Asset Research Funding, Series 1998-A, Class A (2)                    12/15/05             5.905#         240,237
      397 CS First Boston Mortgage Securities Corp., Series 2000-HE1,
          Class A2                                                                      12/15/30             2.100#         397,117
    2,731 GMAC Mortgage Corp. Loan Trust, Series 2000-J3, Class A2                      10/25/30             7.750        2,741,363
    1,990 Housing Security, Inc., Series 1992-8, Class B                                06/25/24             5.943#       1,967,882
    1,179 HPSC Equipment Receivables LLC, Series 2000-1A, Class A (2)                   10/22/07             2.200#       1,176,233
    2,957 Irwin Home Equity, Series 2002-1, Class 2A-1*                                 06/25/29             2.127#       2,957,219
      669 J.P. Morgan Commercial Mortgage Finance Corp., Series 2000-FL1,
          Class A (2)                                                                   04/15/10             2.120#         669,004
    1,732 Keycorp Student Loan Trust, Series 1996-A, Class A2                           08/27/25             2.438#       1,733,397
    1,768 LTC Commercial Mortgage Certificates, Series 1998-1, Class A (2)              05/28/30             6.029#       1,843,402
      141 Norwest Asset Securities Corp., Series 1998-17, Class A2                      08/25/28             6.250          141,102
    1,836 Oakwood Mortgage Investors, Inc., Series 1999-B, Class A2                     12/15/13             6.190        1,876,602
      158 PNC Mortgage Securities Corp., Series 2000-8, Class 4A-1                      12/25/30             2.169#         158,238
      150 Residential Funding Mortgage Securities I, Inc., Series 1993-S30,
          Class A9                                                                      08/25/23             7.500          161,718
      164 Salomon Brothers Mortgage Securities, Inc. VII, Series 1999-NC4,
          Class A                                                                       09/25/29             2.300#         163,958
      163 Salomon Brothers Mortgage Securities, Inc. VII, Series 2000-BOA1,
          Class A                                                                       08/25/30             7.600          164,546
    3,511 Salomon Brothers Mortgage Securities, Inc. VII REMIC, Series 1993-3,
          Class A7-MZ                                                                   08/25/23             7.200        3,574,890
    2,000 Sovereign Dealer Floor Plan Master LLC, Series 2000-1A, Class A (2)           10/15/07             2.090#       2,005,312
    6,000 Structured Asset Mortgage Investments, Inc., Series 2002-AR1,
          Class 4A                                                                      04/25/32             6.334        6,000,000
    4,067 Structured Asset Securities Corp., Series 1997-4, Class 2A-9                  12/25/27             7.000        4,177,545
    2,000 Washington Mutual Mortgage Securities Corp., Series 2002-AR2,
          Class 1A-1                                                                    07/25/32             6.309#       2,056,367
    3,549 Wells Fargo Mortgage-Backed Securities Trust, Series 2001-25,
          Class IIA                                                                     10/25/31             6.572#       3,626,195
Total Collateralized Mortgage Obligations (cost - $130,480,228)                                                         136,892,281
-----------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 3.60%
-----------------------------------------------------------------------------------------------------------------------------------
      741 Airplanes Pass-Through Trust, Series 1, Class D                               03/15/19            10.875           37,039
        5 American Residential Mortgage Loan Trust, Series 1998-001, Class 1            05/25/29             2.017#           4,660
    3,200 Bayview Financial Acquisition Trust, 2000-D, Class A (2)                      11/25/30             2.227#       3,209,501
      394 C-Bass Trust, Series 2000-CB4, Class A1-A                                     02/25/30             2.157#         393,507
    1,440 Delta Funding Home Equity Loan Trust, Series 1999-003, Class A1-A             09/15/29             2.270#       1,444,511
      565 Keystone Owner Trust, Series 1998-P2, Class A4 (2)                            12/25/18             6.840          577,759
    2,798 Metropolitan Asset Funding, Inc., Series 2000-A, Class A3 (2)                 12/25/23             8.115        2,952,764
    1,428 Mid-State Trust, Series 4, Class A                                            04/01/30             8.330        1,583,434
      501 SLMA Student Loan Trust, Series 1998-1, Class A1                              01/25/07             2.491#         501,939
Total Asset-Backed Securities (cost - $11,177,561)                                                                       10,705,114
-----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                              MATURITY          INTEREST
 (000)                                                                                 DATE              RATE            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
STRIPPED MORTGAGE-BACKED SECURITIES+ - 0.05%
-----------------------------------------------------------------------------------------------------------------------------------
$       5 FHLMC, Series 1625, Class GA++                                                01/15/08             6.000%(1) $         19
      642 FHLMC REMIC, Trust Series 1680, Class PE++                                    01/15/23             6.500           68,872
      221 FNMA REMIC, Trust Series 1993-040, Class P++                                  04/25/08             7.000           22,714
      702 FNMA REMIC, Trust Series 1993-201, Class JB++                                 09/25/21             6.500(1)        53,636
      689 FNMA REMIC, Trust Series 1993-201, Class JC++                                 05/25/19             6.500(1)        12,064
Total Stripped Mortgage-Backed Securities (cost - $158,816)                                                                 157,305
-----------------------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES - 22.11%
-----------------------------------------------------------------------------------------------------------------------------------
AIRLINE - 0.09%
-----------------------------------------------------------------------------------------------------------------------------------
      500 United Air Lines, Inc.                                                        11/27/12            10.360          251,575

AUTOMOTIVE - 1.62%
-----------------------------------------------------------------------------------------------------------------------------------
    1,800 DaimlerChrysler NA Holdings Corp.                                             08/16/04             2.220#       1,770,874
    3,400 Ford Motor Co.                                                                07/16/31             7.450        3,047,400
                                                                                                                          4,818,274
ENERGY - 2.12%
-----------------------------------------------------------------------------------------------------------------------------------
    2,000 El Paso Natural Gas Co. (2)                                                   06/15/32             8.375        1,776,520
    2,600 Kinder Morgan Energy Partners L.P.                                            03/15/12             7.125        2,758,420
    2,200 NRG Energy, Inc.                                                              11/01/03             8.000          462,000
    3,000 Williams Cos., Inc. (2)                                           03/15/12 to 03/15/32    8.125 to 8.750        1,320,000
                                                                                                                          6,316,940
FINANCIAL SERVICES - 5.98%
-----------------------------------------------------------------------------------------------------------------------------------
    1,400 Devon Financing Corp. (2)                                                     09/30/31             7.875        1,532,622
    3,000 Ford Motor Credit Co.                                                         10/25/11             7.250        2,951,490
    5,500 Ford Motor Credit Co., MTN                                        06/30/05 to 07/18/05    2.295 to 2.305#       5,089,940
    3,600 General Motors Acceptance Corp.                                               05/16/03             2.400#       3,570,455
    4,000 Infrastructure Finance Corp.                                                  03/26/09             2.340#       3,960,000
      700 PEMEX Master Trust (2)                                                        11/15/11             8.000          679,000
                                                                                                                         17,783,507
MEDIA - 1.05%
-----------------------------------------------------------------------------------------------------------------------------------
    1,400 AOL Time Warner, Inc. (3)                                                     05/01/12             6.875        1,167,852
    2,000 Cox Enterprises, Inc. (2)                                                     02/15/07             8.000        1,965,894
                                                                                                                          3,133,746
MEDICAL PROVIDERS - 0.14%
-----------------------------------------------------------------------------------------------------------------------------------
      400 HCA, Inc.                                                                     09/19/02             3.379#         400,098

SECURITIES & ASSET MANAGEMENT - 0.40%
-----------------------------------------------------------------------------------------------------------------------------------
    1,200 Morgan Stanley & Co.                                                          04/22/04             2.110#       1,198,228

PRINCIPAL
 AMOUNT                                                                              MATURITY          INTEREST
 (000)                                                                                 DATE              RATE            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES - (CONCLUDED)
-----------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 8.87%
-----------------------------------------------------------------------------------------------------------------------------------
$   4,500 British Telecommunications PLC                                    12/15/03 to 12/15/05    3.182 to 7.875%    $  4,786,465
    6,700 Deutsche Telekom International Finance BV                                     06/15/30             8.750#       6,558,027
    4,300 France Telecom SA (2)                                             03/01/11 to 03/01/31    7.750 to 8.500        4,295,391
    2,800 Qwest Corp. (2)                                                               03/15/12             8.875        2,212,000
    3,000 Sprint Capital Corp. MTN                                                      03/15/32             8.750        2,206,218
    3,000 Verizon New York, Inc.                                                        04/01/32             7.375        2,634,330
    4,100 Verizon Wireless, Inc. (2)                                                    12/15/06             5.375        3,680,980
                                                                                                                         26,373,411
UTILITIES - 1.01%
-----------------------------------------------------------------------------------------------------------------------------------
    1,663 Niagara Mohawk Power Co.                                                      10/01/02             7.250        1,675,300
    1,400 PSEG Power LLC (2)                                                            04/15/11             7.750        1,318,702
                                                                                                                          2,994,002
YANKEE - 0.83%
-----------------------------------------------------------------------------------------------------------------------------------
    2,500 Compagnie Financiere de CIC et de l'Union Europeenne                          10/29/49             3.310#       2,479,750
Total Corporate Notes (cost - $69,088,649)                                                                               65,749,531
-----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL GOVERNMENT OBLIGATIONS - 5.37%
-----------------------------------------------------------------------------------------------------------------------------------
    4,495 Federal Republic of Brazil                                        04/15/06 to 04/15/14    3.063 to 8.000        2,742,535
EUR 5,550 Federal Republic of Germany                                       02/17/06 to 01/04/30    4.750 to 6.500        5,662,215
    2,250 Federal Republic of Peru+(2)                                                  02/21/12             9.125        1,816,875
GBP 1,265 United Kingdom Treasury Bonds                                                 12/07/03             6.500        2,041,786
    1,000 United Mexican States                                                         12/31/19             6.250          923,100
    3,000 United Mexican States                                                         08/15/31             8.300        2,778,000
Total International Government Obligations (cost - $17,566,111)                                                          15,964,511
-----------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM U.S. GOVERNMENT OBLIGATION - 0.56%
-----------------------------------------------------------------------------------------------------------------------------------
    1,685 U.S. Treasury Bills (cost - $1,682,393)                           08/15/02 to 11/29/02             1.580@       1,682,393
-----------------------------------------------------------------------------------------------------------------------------------

CONTRACTS/
 NOTIONAL
 AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
OPTIONS - 0.06%
-----------------------------------------------------------------------------------------------------------------------------------
CALL OPTIONS PURCHASED - 0.00%
-----------------------------------------------------------------------------------------------------------------------------------
EUR        211 Federal Republic of Germany, Put, expires 12/02                                                                    0

PUT OPTIONS PURCHASED - 0.06%
-----------------------------------------------------------------------------------------------------------------------------------
EUR 11,300,000 Interest Rate Swaps, 5.300%, expires 12/12 (4)                                                               186,590
Total Options (cost - $128,028)                                                                                             186,590
-----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                                  MATURITY        INTEREST
 (000)                                                                                     DATE            RATE            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 3.08%
-----------------------------------------------------------------------------------------------------------------------------------
$   9,148 Repurchase Agreement dated 07/31/02 with State Street
          Bank & Trust Co., collateralized by $7,060,000
          U.S. Treasury Bonds, 7.875%, due 02/15/21;
          (value - $9,336,850); proceeds: $9,148,442
          (cost - $9,148,000)                                                           08/01/02             1.740%    $  9,148,000
-----------------------------------------------------------------------------------------------------------------------------------
Total Investments (cost - $331,243,290) - 112.17%                                                                       333,587,843
Liabilities in excess of other assets - (12.17)%                                                                        (36,201,879)
Net Assets - 100.00%                                                                                                   $297,385,964
-----------------------------------------------------------------------------------------------------------------------------------

+     Illiquid Securities representing 0.66% of net assets.

++ Interest Only Security. This security entitles the holder to receive interest payments from underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

# Floating rate securities. The interest rates shown are the current rates as of July 31, 2002.

## Entire or partial amount pledged as collateral for futures and options transactions.

* Security is being valued by a valuation committee under the direction of the board of trustees.

@     Interest rate shown is the discount rate at date of purchase.

(1)   Annualized yield at date of purchase.

(2) Security exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(3)   Security, or portion thereof, was on loan at July 31, 2002.

(4)   3 month LIBOR (London Interbank Offered Rate) at July 31, 2002 was 1.824%.

ARM Adjustable Rate Mortgage - The interest rates shown are the current as of July 31, 2002.

COFI  Cost of Funds Index.

MTN   Medium Term Note.

REMIC Real Estate Investment Conduit.

TBA (To Be Assigned) - Securities are purchased on a forward commitment with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

EUR   Euro Dollars.

GBP   British Pounds.

NOTIONAL
 AMOUNT                                                                    PAYMENTS              EXPIRATION
 (000)                                                                     RECEIVED                 DATES                 VALUE
-----------------------------------------------------------------------------------------------------------------------------------
WRITTEN OPTIONS

CALL OPTIONS WRITTEN
Interest Rate Swaps
   44,000 5.300%                                                       3 Month LIBOR(1)            12/11/12             $   903,320
    8,200 6.650%                                                       3 Month LIBOR(1)            01/11/12                 255,151
                                                                                                                          1,158,471
-----------------------------------------------------------------------------------------------------------------------------------
PUT OPTIONS WRITTEN
Interest Rate Swaps
    8,200 6.650%                                                       3 Month LIBOR(1)            01/11/12                 507,605
Total Written Options (premiums received - $1,311,010)                                                                    1,666,076
-----------------------------------------------------------------------------------------------------------------------------------
FUTURES CONTRACTS
                                                                                                                       UNREALIZED
 NUMBER OF                                                                  IN               EXPIRATION               APPRECIATION
 CONTRACTS                            CONTRACTS TO DELIVER             EXCHANGE FOR             DATES                (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------------------------
      104 90 Day Euro Dollar Future                                    $24,242,282         September 2003                $  259,417
      127 Euro Bonds 5 Year Future                                      13,124,076         September 2002                   252,236
      211 Euro Bonds 10 Year Future                                     22,306,379         September 2002                   273,188
      127 U.S. Treasury Note 5 Year Future                              13,738,437         September 2002                  (273,235)
       13 U.S. Treasury Note 10 Year Interest Rate Swap Future           1,331,789         September 2002                    52,711
      712 U.S. Treasury Bond 10 Year Future                             75,456,750         September 2002                 3,297,126
      121 U.S. Treasury Bond 20 Year Future                             12,239,906         September 2002                   578,531
                                                                                                                         $4,439,974
-----------------------------------------------------------------------------------------------------------------------------------
FORWARD FOREIGN CURRENCY CONTRACTS
                                                                                                                       UNREALIZED
                                                                       CONTRACTS TO         IN           MATURITY     APPRECIATION
                                                                          DELIVER      EXCHANGE FOR        DATES     (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------------------------
Euro Dollar                                                              3,637,000     USD 3,606,813     08/14/02          $ 46,654
Euro Dollar                                                              2,982,000     USD 2,945,351     08/14/02            26,354
Euro Dollar                                                              2,962,000     USD 2,925,597     08/14/02            26,177
Great British Pounds                                                     1,608,000     USD 2,512,227     08/30/02             3,917
U.S. Dollar                                                              1,350,000     EUR 1,311,512     08/14/02             9,966
U.S. Dollar                                                              2,900,000     EUR 2,843,131     08/14/02            (4,401)
                                                                                                                           $108,667
-----------------------------------------------------------------------------------------------------------------------------------

(1) 3 Month Libor (London Interbank Offered Rate) at July 31, 2002 was 1.824%

CURRENCY TYPE ABBREVIATIONS:
EUR   Euro Dollars.
USD   U.S. Dollars.


See accompanying notes to financial statements

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments
Portfolio of Investments - July 31, 2002

PRINCIPAL
 AMOUNT                                                                               MATURITY          INTEREST
 (000)                                                                                  DATE              RATE            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES - 100.00%
-----------------------------------------------------------------------------------------------------------------------------------
ALABAMA - 0.41%
-----------------------------------------------------------------------------------------------------------------------------------
$      70 Birmingham Medical Clinic Board Revenue Baptist Medical Centers
          (Escrow to Maturity)                                                           07/01/05            7.300%       $  76,917
    1,000 Courtland Industrial Development Board Industrial Development
          Revenue Refunding Champion International Corp. Series A                        12/01/13             7.200       1,031,930
                                                                                                                          1,108,847
-----------------------------------------------------------------------------------------------------------------------------------
ALASKA - 1.57%
-----------------------------------------------------------------------------------------------------------------------------------
    2,055 Alaska Student Loan Corp. Revenue, Series A (AMBAC Insured)*       07/01/06 to 07/01/09    5.350 to 5.550       2,220,851
    2,000 Northern Tobacco Securitization Corp. Revenue Alaska Tobacco
          Settlement                                                                     06/01/22             6.200       2,034,500
                                                                                                                          4,255,351
-----------------------------------------------------------------------------------------------------------------------------------
ARIZONA - 0.69%
-----------------------------------------------------------------------------------------------------------------------------------
    1,000 Arizona Transportation Board Highway Revenue Series B                          07/01/06             8.000       1,195,700
       55 Pima County Hospital Revenue St. Joseph Hospital Project
          (Escrow to Maturity)                                                           01/01/09             7.500          63,007
      570 Show Low Industrial Development Authority Revenue Navapache
          Regional Medical Center Series A (ACA Insured)                                 12/01/06             5.125         612,323
                                                                                                                          1,871,030
-----------------------------------------------------------------------------------------------------------------------------------
ARKANSAS - 0.04%
-----------------------------------------------------------------------------------------------------------------------------------
       30 Arkansas State Development Finance Authority (MBIA Insured)                    10/01/16             5.100          30,162
       30 Pulaski County Residential Housing Single-Family
          (Escrow to Maturity)                                                           06/01/10             7.250          34,498
       50 Springdale Residential Housing Mortgage Series A
          (FNMA Collateralized)                                                          09/01/11             7.650          55,269
                                                                                                                            119,929
-----------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA - 3.63%
-----------------------------------------------------------------------------------------------------------------------------------
      130 California Pollution Control Financing Kaiser Steel Corp. Project
          (Escrow to Maturity)                                                           10/01/08             7.250         147,555
    1,000 California Statewide Communities Development Authority Revenue Kaiser
          Permanent Series D                                                             11/01/36             4.350       1,028,030
      135 Inglewood Residential Rehabilitation (Escrow to Maturity)                      08/01/10             7.500         158,355
    1,100 Irvine Ranch California Water District Consolidated Improvement
          Districts                                                                      06/01/15             1.360       1,100,000
      185 Los Angeles Community Redevelopment Agency Refunding Monterey Hills
          Redevelopment Project B                                                        12/01/22             8.650         193,157
      160 Los Angeles Multi-Family Revenue Housing Earthquake Rehabilitation
          Project Series C (FNMA Collateralized)*                                        07/01/07             5.150         163,544
    4,500 Los Angeles Water & Power Revenue Power Systems Series A-1                     07/01/06             5.500       5,020,200
      900 Sacramento Utility District Electric Revenue White Rock Project
          (Escrow to Maturity)                                               03/01/10 to 05/01/10    6.750 to 6.800       1,036,864
      970 Vista Multi-Family Housing Pepperwood Apartments
          (Mandatory Put 06/01/05 @ $100) (FNMA Collateralized)                          06/01/25             5.700       1,008,344
                                                                                                                          9,856,049
-----------------------------------------------------------------------------------------------------------------------------------
COLORADO - 2.90%
-----------------------------------------------------------------------------------------------------------------------------------
    3,980 Colorado Department Transportation Revenue Anticipation
          Notes Series A (MBIA Insured)                                      06/15/06 to 06/15/07             5.500       4,420,013
       85 Colorado Housing & Finance Authority Single-Family Program
          Subordinated*                                                                  11/01/04             5.750          85,472
    2,000 Colorado Springs Utilities Revenue (Escrow to Maturity)                        11/15/10             5.800       2,246,820
    1,000 Northwest Parkway Public Highway Authority Revenue Senior Series A
          (FSA Insured)                                                                  06/15/09             5.500       1,121,180
                                                                                                                          7,873,485
-----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                               MATURITY          INTEREST
 (000)                                                                                  DATE              RATE            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES - (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRICT OF COLUMBIA - 0.76%
-----------------------------------------------------------------------------------------------------------------------------------
$     395 District of Columbia Housing Finance Authority Certificates
          of Participation (Asset Guaranty Insured)                                      06/01/08             4.850%     $  403,030
      515 District of Columbia Prerefunded 2001 Series A (MBIA Insured)                  06/01/08             5.250         570,749
      985 District of Columbia Unrefunded Balance 2001 Series A
          (MBIA Insured)                                                                 06/01/08             5.250       1,082,279
                                                                                                                          2,056,058
-----------------------------------------------------------------------------------------------------------------------------------
FLORIDA - 6.51%
-----------------------------------------------------------------------------------------------------------------------------------
      250 Alachua County Health Facilities Authority Shands Hospital at
          The University of Florida (MBIA Insured)                                       12/01/05             6.100         253,775
    2,665 Bay County Housing & Finance Authority Single-Family Mortgage
          Revenue Series A (FNMA/GNMA Collateralized)                                    12/01/20             4.550       2,703,136
    1,000 Florida State Board of Education Capital Outlay Public Education
          Series B                                                                       06/01/06             6.000       1,124,140
    2,900 Florida State Division Board of Finance Department General Services
          Revenues Department of Environmental Preservation Series 2000-A
          (AMBAC Insured)                                                                07/01/06             5.500       3,196,931
    3,505 Hialeah Housing Authority Municipal Housing Revenue
          (Escrow to Maturity)                                                           11/01/21             9.500       4,540,552
    2,625 Lakeland Electric & Water Revenue Refunding First Lien Series B
          (FSA Insured)                                                                  10/01/07             6.550       3,070,673
    1,915 Leon County Educational Facilities Authority Certificates of
          Participation                                                                  09/01/14             9.000       2,663,037
      110 Palm Beach County Solid Waste Authority Revenue (Escrow to Maturity)
          (MBIA Insured)                                                                 12/01/04            10.000         121,885
                                                                                                                         17,674,129
-----------------------------------------------------------------------------------------------------------------------------------
GEORGIA - 8.94%
-----------------------------------------------------------------------------------------------------------------------------------
    5,000 Conyers Water & Sewage Revenue Series A (AMBAC Insured)                        07/01/15             6.600       5,534,600
    1,150 Downtown Smyrna Development Authority Revenue (MBIA Insured)                   02/01/16             6.700       1,291,657
    7,380 Georgia State Series D                                             08/01/08 to 10/01/10    6.000 to 7.400       8,787,186
      100 Gwinnett County Water & Sewer Authority Revenue
          (Escrow to Maturity)                                                           10/01/04             9.600         109,031
    5,000 Hall County School District (AMBAC Insured)                                    12/01/14             6.700       5,657,800
    1,090 Metropolitan Atlanta Rapid Transportation Authority Sales
          Tax Revenue Refunding Series N                                                 07/01/07             6.000       1,233,095
    1,500 Metropolitan Atlanta Rapid Transportation Authority Sales Tax
          Revenue Refunding Second Indenture Series A (MBIA Insured)                     07/01/05             6.250       1,667,085
                                                                                                                         24,280,454
-----------------------------------------------------------------------------------------------------------------------------------
HAWAII - 0.40%
-----------------------------------------------------------------------------------------------------------------------------------
    1,000 Hawaii State Department Budget & Finance Special Purpose Revenue
          Hawaiian Electric Co., Inc. Series A (MBIA Insured)                            05/01/26             6.200       1,078,650
-----------------------------------------------------------------------------------------------------------------------------------
IDAHO - 0.94%
-----------------------------------------------------------------------------------------------------------------------------------
    1,200 Idaho Housing & Finance Association Single-Family Mortgage
          Series G-2, Class III                                                          07/01/19             5.950       1,275,720
      720 Idaho Housing & Finance Association Single-Family Mortgage
          Revenue Series D-3*                                                            07/01/13             5.150         735,941
      535 Idaho Housing Agency Single-Family Mortgage Series B (FHA/VA Insured)          07/01/24             7.500         546,267
                                                                                                                          2,557,928
-----------------------------------------------------------------------------------------------------------------------------------
ILLINOIS - 8.03%
-----------------------------------------------------------------------------------------------------------------------------------
      275 Belleville St. Clair County (Escrow to Maturity)                               11/01/09             7.250         320,807
    1,000 Granite City Madison County Disposal Revenue Waste Management,
          Inc. Project                                                                   05/01/27             5.000       1,006,560
      350 Greater Peoria Airport Authority (AMBAC Insured)*                              12/01/07             6.700         375,183
    3,060 Hodgkins Illinois Enviromental Improvement Revenue MBM Project     11/01/04 to 11/01/05             5.500       3,261,464
    1,625 Illinois Development Finance Authority Revenue Refunding
          Community Rehabilitation Providers Series A                                    07/01/09             5.900       1,685,612
-----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                               MATURITY          INTEREST
 (000)                                                                                  DATE              RATE            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES - (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
ILLINOIS - (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
$     660 Illinois Educational Facilities Authority Revenue Evangelical
          Series A (Escrow to Maturity)                                                  04/15/17             6.750%   $    798,507
    2,000 Illinois Educational Facilities Authority Revenues University of
          Chicago Series B                                                               07/01/25             4.400       2,081,340
    5,990 Illinois Health Facilities Authority Revenue Advocate Network
          Health Care                                                                    11/15/10             6.000       6,715,449
      540 Illinois Health Facilities Authority Revenue Ravenswood Hospital
          Medical Center (Escrow to Maturity)                                            08/01/06             7.250         594,297
    1,850 Illinois Housing Development Authority Revenue Homeowner Mortgage
          Series A, Subseries A-3                                                        02/01/22             4.750       1,924,185
    1,170 Northern Illinois University Revenues                                          04/01/13            10.400       1,598,852
    1,000 Regional Transportation Authority Series D (FGIC Insured)                      06/01/14             7.100       1,115,840
      285 St. Clair County Certificates of Participation Series A
          (FSA Insured)                                                                  10/01/08             5.000         308,022
                                                                                                                         21,786,118
-----------------------------------------------------------------------------------------------------------------------------------
INDIANA - 4.29%
-----------------------------------------------------------------------------------------------------------------------------------
      400 Indiana Health Facility Finance Authority Hospital Revenue Clarian
          Health Partners Series B                                                       03/01/30             1.470         400,000
    3,000 Indiana Health Facility Finance Authority Hospital Revenue Refunding
          Methodist Hospital of Indiana Series A (Escrow to Maturity)                    09/01/15             5.750       3,069,960
    1,345 Indiana Health Facility Finance Authority Revenue Health Systems Sisters
          of St. Francis                                                                 11/01/08             5.500       1,475,761
    5,000 Indianapolis Airport Authority Revenue Special Facilities Federal
          Express Corp. Project                                                          01/15/17             7.100       5,343,000
      400 Indianapolis Economic Development Revenue Knob In The Woods Project
          (Mandatory Put 12/01/04 @ $100) (FNMA Collateralized)*                         12/01/24             6.375         424,596
      825 Wawasee Community School Corp. Revenue In New Element & Remodeling
          Building Corp. First Mortgage                                                  07/15/13             5.750         927,432
                                                                                                                         11,640,749
-----------------------------------------------------------------------------------------------------------------------------------
KANSAS - 2.74%
-----------------------------------------------------------------------------------------------------------------------------------
      500 Burlington Pollution Control Revenue Refunding Kansas Gas &
          Electric Co. Project (MBIA Insured)                                            06/01/31             7.000         520,700
    4,800 Kansas State Department Transportation Highway Revenue                         03/01/13             5.375       4,967,904
    1,900 Kansas State Department Transportation Highway Revenue Series B-1              09/01/20             1.520       1,900,000
       45 Wichita Hospital Revenue St. Francis Hospital & Nursing Series A
          (Escrow to Maturity)                                                           10/01/07             6.750          49,726
                                                                                                                          7,438,330
-----------------------------------------------------------------------------------------------------------------------------------
KENTUCKY - 1.36%
-----------------------------------------------------------------------------------------------------------------------------------
    3,315 Kentucky State Property & Buildings Refunding Project No. 69
          Series C (FSA Insured)                                                         08/01/07             5.500       3,697,949
-----------------------------------------------------------------------------------------------------------------------------------
LOUISIANA - 1.26%
-----------------------------------------------------------------------------------------------------------------------------------
    2,000 De Soto Parish Pollution Control Revenue Refunding Southwestern
          Electric Power Co. Project (MBIA/IBC Insured)                                  01/01/19             7.600       2,086,020
      340 East Baton Rouge Parish Womans Hospital Foundation
          (Escrow to Maturity)                                                           10/01/08             7.200         385,723
       55 East Baton Rouge Single-Family Mortgage Series C
          (GNMA/FNMA Collateralized)                                                     04/01/32             7.000          56,097
      420 Jefferson Parish Home Mortgage Authority Single-Family Housing
          Revenue Refunding Series D-1 (Mandatory Put 06/01/02 @ $100)
          (FNMA/GNMA Collateralized)                                                     06/01/10             5.600         435,036
       90 Jefferson Parish Home Mortgage Authority Single-Family Housing
          Revenue Refunding Series G-1 (GNMA Collateralized)                             12/01/10             5.125          95,376
      322 Louisiana State Health Education Authority Alton Ochsner Medical
          Foundation (Escrow to Maturity)                                                05/01/05             8.750         357,346
                                                                                                                          3,415,598
-----------------------------------------------------------------------------------------------------------------------------------
MAINE - 0.45%
-----------------------------------------------------------------------------------------------------------------------------------
    1,185 Maine State Housing Authority Mortgage Purchase Series D-1                     11/15/16             5.050       1,217,505
-----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                               MATURITY          INTEREST
 (000)                                                                                  DATE              RATE            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES - (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
MASSACHUSETTS - 0.61%
-----------------------------------------------------------------------------------------------------------------------------------
$     600 Massachusetts State Development Finance Agency Biomedical Research
          Series C                                                                       08/01/02             5.500%    $   600,000
    1,000 Massachusetts State Health & Educational Facilities Authority
          Revenue Caritas Christi Obligation Series B                                    07/01/05             5.500       1,056,100
                                                                                                                          1,656,100
-----------------------------------------------------------------------------------------------------------------------------------
MICHIGAN - 2.92%
-----------------------------------------------------------------------------------------------------------------------------------
    5,020 Michigan Municipal Bond Authority Revenue Refunding Local Government
          Qualified Schools Series A                                                     05/01/05             6.375       5,180,439
    2,270 Michigan State Building Authority Revenue State Police
          Communications III                                                             10/01/08             5.500       2,545,147
       35 Michigan State Hospital Finance Authority Revenue St. Joseph's
          Mercy Hospital (Escrow to Maturity)                                            07/01/03             9.250          37,227
      140 Michigan State Strategic Limited Obligation (Escrow to Maturity)               08/15/05             7.875         152,474
                                                                                                                          7,915,287
-----------------------------------------------------------------------------------------------------------------------------------
MINNESOTA - 1.84%
-----------------------------------------------------------------------------------------------------------------------------------
      315 Coon Rapids Hospital Revenue Health Central, Inc.
          (Escrow to Maturity)                                                           08/01/08             7.625         357,903
       82 Eden Prairie Multi-Family Housing (GNMA Collateralized)                        01/20/06             5.500          84,129
    4,200 Minnesota State General Obligation Bonds                           10/01/07 to 08/01/09    5.000 to 5.300       4,483,768
       55 Moorhead Residential Mortgage (Escrow to Maturity)                             08/01/11             7.100          64,620
                                                                                                                          4,990,420
-----------------------------------------------------------------------------------------------------------------------------------
MISSOURI - 1.26%
-----------------------------------------------------------------------------------------------------------------------------------
    3,000 St. Louis Airport Revenue Airport Development Program
              Series A (MBIA Insured)                                                    07/01/09             5.500       3,357,840
       65 St. Louis County Single-Family Housing (AMBAC Insured)                         10/01/16             9.250          67,469
                                                                                                                          3,425,309
-----------------------------------------------------------------------------------------------------------------------------------
NEBRASKA - 0.44%
-----------------------------------------------------------------------------------------------------------------------------------
      250 Nebraska Investment Finance Authority Multi-Family Housing
          Series A (FNMA Collateralized)*                                               12/01/15              6.000         258,135
      915 Nebraska Investment Finance Authority Single-Family Housing
          Revenue Series A (GNMA/FNMA Collateralized)                                   03/01/21              5.200         939,357
                                                                                                                          1,197,492
-----------------------------------------------------------------------------------------------------------------------------------
NEVADA - 1.55%
-----------------------------------------------------------------------------------------------------------------------------------
    3,000 Clark County Industrial Development Revenue Refunding
          Nevada Power Co. Project Series C (AMBAC/TCRs Insured)                         10/01/22             7.200       3,088,800
    1,000 Truckee Meadows Water Authority Revenue Series A (FSA Insured)                 07/01/07             5.500       1,113,460
                                                                                                                          4,202,260
-----------------------------------------------------------------------------------------------------------------------------------
NEW JERSEY - 4.18%
-----------------------------------------------------------------------------------------------------------------------------------
    1,740 New Jersey State Housing & Mortgage Finance Agency
          Revenue Home Buyer Series G (MBIA Insured)                                    04/01/15              4.625       1,811,288
    5,000 New Jersey State Turnpike Authority Revenue Series C
          (MBIA/ IBC Insured)                                                           01/01/16              6.500       6,135,400
    3,000 New Jersey State Transportation Trust Fund Authority
          Transportation Systems Series C (FSA Insured)                                 12/15/10              5.500       3,390,210
                                                                                                                         11,336,898
-----------------------------------------------------------------------------------------------------------------------------------
NEW YORK - 6.58%
-----------------------------------------------------------------------------------------------------------------------------------
    1,000 Nassau Health Care Corp. Health Systems Revenue
          (FSA Insured)                                                                  08/01/11             6.000       1,147,480
    3,000 New York City Series A                                                         08/01/06             5.000       3,216,150
    2,500 New York City Series G                                                         08/01/07             5.250       2,709,575
    1,300 New York City Subseries B-2                                         5/15/18 to 08/15/18             1.420       1,300,000
-----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                               MATURITY          INTEREST
 (000)                                                                                  DATE              RATE            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES - (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
NEW YORK - (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
$   2,000 New York City Transitional Finance Authority Revenue Refunded
          Future Tax Secured Series A                                                    11/01/26             5.500%  $   2,215,240
    2,180 New York City Unrefunded Balance Series D (AMBAC/TCRs Insured)                 02/15/06             6.500       2,400,878
      795 New York State Energy Research & Development Authority Electric
          Facilities Revenue Unrefunded Balance Series B                     09/01/19 to 02/01/22             7.150         813,523
    2,400 New York State Environmental Facilities Corp. Pollution Control
          Revenue Unrefunded Balance Series E                                            06/15/14             6.875       2,636,832
    1,365 New York State Mortgage Agency Revenue Homeowner Mortgage Series 63            10/01/18             5.150       1,435,652
                                                                                                                         17,875,330
-----------------------------------------------------------------------------------------------------------------------------------
NORTH CAROLINA - 1.17%
-----------------------------------------------------------------------------------------------------------------------------------
    2,650 North Carolina Municipal Power Agency No. 1 Catawba Electric
          Revenue Series A (MBIA Insured)                                                01/01/09             5.750       2,980,216
      200 University of North Carolina Hospital Chapel Hill Revenue Series A             02/15/31             1.520         200,000
                                                                                                                          3,180,216
-----------------------------------------------------------------------------------------------------------------------------------
NORTH DAKOTA - 0.19%
-----------------------------------------------------------------------------------------------------------------------------------
      200 Grand Forks Health Care Facilities Revenue United Hospital
          Group Project Series A                                                         12/01/25             1.470         200,000
      290 North Dakota State Housing Finance Agency Revenue Housing Finance
          Home Mortgage Series D                                                         07/01/16             6.300         307,322
                                                                                                                            507,322
-----------------------------------------------------------------------------------------------------------------------------------
OHIO - 6.04%
-----------------------------------------------------------------------------------------------------------------------------------
    1,145 Butler County Transportation Improvement District Series A
          (FSA Insured)                                                                  04/01/11             6.000       1,302,735
    2,490 Cleveland Parking Facilities Revenue Refunding (MBIA Insured)                  09/15/07             6.000       2,844,925
    4,750 Columbus Ohio Series 1                                                         11/15/09             5.500       5,372,582
      120 Dayton Hospital Revenue Good Samaritan (Escrow to Maturity)                    12/01/05             6.000         127,571
    4,000 Hamilton County Sales Tax Subordinated Series B (AMBAC Insured)                12/01/09             5.500       4,518,800
    2,000 Ohio State Higher Education Capital Facility Series A                          02/01/07             5.500       2,220,220
                                                                                                                         16,386,833
-----------------------------------------------------------------------------------------------------------------------------------
OKLAHOMA - 1.77%
-----------------------------------------------------------------------------------------------------------------------------------
      335 Comanche County Hospital Authority Revenue Series A
         (Connie Lee Insured)                                                            07/01/06             5.100         348,356
    2,090 Oklahoma Housing Finance Agency Single-Family Revenue
          Mortgage Homeownership Loan Series A-1                                         09/01/12             4.400       2,117,839
    2,000 Oklahoma Transportation Authority Turnpike Systems Revenue
          Refunding Series A (AMBAC Insured)                                             01/01/07             5.250       2,198,700
      150 Tulsa Metropolitan Utility Authority Revenue                                   02/01/03             7.000         153,827
                                                                                                                          4,818,722
-----------------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA - 0.41%
-----------------------------------------------------------------------------------------------------------------------------------
      400 Blair County Hospital Authority Revenue Hospital Altoona
          Hospital Project A (AMBAC Insured)                                             07/01/06             5.375         438,880
       40 Chester County Hospital Authority Revenue (Escrow to Maturity)                 07/01/09             7.500          46,368
       65 Lancaster Sewer Authority (Escrow to Maturity)                                 04/01/12             6.000          73,283
      400 Luzerne County Industrial Development Authority Pennsylvania
          Gas & Water Series B*                                                          12/01/22             7.125         410,660
      125 Philadelphia Hospital & Higher Education Health Systems
          Jefferson Health Systems A (MBIA Insured)                                      05/15/07             5.250         137,074
                                                                                                                          1,106,265
-----------------------------------------------------------------------------------------------------------------------------------
RHODE ISLAND - 0.17%
-----------------------------------------------------------------------------------------------------------------------------------
      435 Rhode Island Housing & Mortgage Finance Corp.
          Homeownership Opportunity-9-D*                                                 10/01/12             5.150         448,968
-----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                               MATURITY          INTEREST
 (000)                                                                                  DATE              RATE            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES - (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
SOUTH CAROLINA - 2.25%
-----------------------------------------------------------------------------------------------------------------------------------
$     195 Charleston County Hospital Facility Roper Hospital
          (Escrow to Maturity)                                                           10/01/11             7.000%   $    227,727
    5,070 South Carolina Transportation Infrastructure Bank Revenue
          Series A (MBIA Insured)                                                        10/01/09             6.000       5,880,946
                                                                                                                          6,108,673
-----------------------------------------------------------------------------------------------------------------------------------
SOUTH DAKOTA - 2.82%
-----------------------------------------------------------------------------------------------------------------------------------
    3,040 Sioux Falls Sales Tax Revenue Series B (AMBAC Insured)                         11/15/06             5.500       3,384,766
    3,030 South Dakota Health & Educational Facilities Authority
          Revenue Refunding Prairie Lakes Healthcare (ACA/CBI Insured)                   04/01/13             5.450       3,172,289
      655 South Dakota Housing Development Authority Revenue Homeownership
          Mortgage Series A                                                              05/01/06             5.500         705,952
      360 South Dakota State Health & Educational Revenue St. Lukes Hospital
          Project (Escrow to Maturity)                                                   10/01/07             6.800         397,955
                                                                                                                          7,660,962
-----------------------------------------------------------------------------------------------------------------------------------
TENNESSEE - 4.41%
-----------------------------------------------------------------------------------------------------------------------------------
      180 Knox County Health Educational & Hospital Facility St. Mary's
          Medical Center (Escrow to Maturity)                                            08/01/03             7.250         185,058
      115 La Follette Housing Development Corp. (FHA/MBIA Insured)                       01/01/05             5.400         116,866
    7,300 Metropolitan Government Nashville & Davidson County Water Sewer
          Revenue Cab Converter Refunding (FGIC/TCRs)                                    01/01/12             7.700       9,283,483
      165 Metropolitan Government Nashville Health & Education Southern
          Advantist Hospital Health Systems (Escrow to Maturity)                         10/01/09             8.700         199,690
    2,000 Tennessee State Refunding Series B                                             05/01/05             6.000       2,199,220
                                                                                                                         11,984,317
-----------------------------------------------------------------------------------------------------------------------------------
TEXAS - 7.03%
-----------------------------------------------------------------------------------------------------------------------------------
    3,400 Austin Texas Utility Systems Revenue Refunding (AMBAC Insured)                 11/15/09             6.750       4,078,606
    5,000 Brazos River Authority Pollution Control Revenue Refunding TXU
          Electric Co. Project Series A                                                  10/01/30             4.950       5,073,950
    2,480 Fort Bend Independent School District (PSF/GTD Insured)                        08/15/07             7.000       2,930,864
      660 Harlington Housing Finance Corp. Single-Family Mortgage Revenue
          Series A (GNMA/FNMA Collateralized)                                            09/01/22             5.250         695,779
      710 Harris County Toll Road Unrefunded Balance Series A (AMBAC Insured)            08/15/17             6.500         727,090
      215 Houston Texas Airport Systems Revenue (Escrow to Maturity)                     07/01/10             7.600         254,983
      505 McKinney Independent School District School Building Revenue
          (PSF/GTD Insured)                                                              02/15/04             6.000         537,007
    1,285 Mission Consolidated Independent School District Revenue                       02/15/04             6.500       1,375,541
    1,005 South Plains Finance Corp. Refunding Mortgage Series C
          (FNMA/ GNMA Collateralized)                                                    03/01/21             7.400       1,141,670
    1,500 Southeast Housing Finance Corp. Series B
          (Pre-refunded to 12/01/02 @ $36.127)                                           12/01/16             7.625#        539,355
      355 Texas State Prerefunded Water Development Board                                08/01/18             5.750         391,231
      180 Texas State Public Property Finance Corp. Revenue Mental
          Health Retardation                                                             09/01/03             5.400         180,506
    1,085 Texas State Water Development Board Unrefunded Balance                         08/01/18             5.750       1,164,509
                                                                                                                         19,091,091
-----------------------------------------------------------------------------------------------------------------------------------
UTAH - 1.33%
-----------------------------------------------------------------------------------------------------------------------------------
       40 Salt Lake County Water Conservation (Escrow to Maturity)
          (MBIA Insured)                                                                 10/01/02            10.875          40,624
    1,000 Utah Associated Municipal Power Systems Revenue San Juan Project
          (MBIA Insured)                                                                 06/01/22             6.375       1,103,010
      140 Utah State Housing Finance Agency Single-Family Mortgage Senior Issue
          Series D-2 (FHA/VA Insured)                                                    01/01/11             6.450         144,647
    1,900 Utah State Housing Finance Agency Single-Family Mortgage Series G-3,
          Class III                                                                      07/01/15             5.700       2,020,023
      220 Utah State Housing Finance Agency Single-Family Mortgage Subseries A-1
          (AMBAC Insured)                                                                07/01/08             5.900         236,474
       35 Utah State Housing Finance Agency Single-Family Mortgage Subseries G
          (AMBAC Insured)                                                                07/01/07             5.650          37,600
       20 Utah State Housing Finance Agency Single-Family Mortgage Subseries H-1
          (AMBAC Insured)                                                                07/01/07             5.650          21,486
                                                                                                                          3,603,864
-----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                               MATURITY          INTEREST
 (000)                                                                                  DATE              RATE            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES - (CONCLUDED)
-----------------------------------------------------------------------------------------------------------------------------------
VIRGINIA - 0.83%
-----------------------------------------------------------------------------------------------------------------------------------
$   1,000 Amelia County Industrial Development Authority Solid Waste
          Disposal Revenue Refunding Waste Management Project                            04/01/27             4.900%   $  1,016,440
    1,150 Virginia Public Building Authority Revenue Refunding
          (Escrow to Maturity)                                                           03/01/04             6.250       1,231,512
                                                                                                                          2,247,952
-----------------------------------------------------------------------------------------------------------------------------------
WASHINGTON - 4.63%
-----------------------------------------------------------------------------------------------------------------------------------
    3,605 Energy Northwest Electric Revenue Refunding Project No. 3
          Series A (FSA Insured)                                                         07/01/10             5.500       4,010,058
       20 Washington State Prerefunded Series 93-A                                       10/01/12             5.750          22,886
    6,000 Washington State Public Power Supply Systems Nuclear Project
          Number 1 Revenue Refunding Series A                                            07/01/08             6.000       6,832,980
    1,480 Washington State Unrefunded Balance Series 93-A (FSA Insured)                  10/01/12             5.750       1,702,533
                                                                                                                         12,568,457
-----------------------------------------------------------------------------------------------------------------------------------
WEST VIRGINIA - 1.15%
-----------------------------------------------------------------------------------------------------------------------------------
    2,675 Kanawha County Residential Mortgage Revenue (Escrow to Maturity)               09/01/10             7.375       3,128,413
-----------------------------------------------------------------------------------------------------------------------------------
WISCONSIN - 1.50%
-----------------------------------------------------------------------------------------------------------------------------------
    3,000 Badger Tobacco Asset Securitization Corp. Asset-Backed                         06/01/27             6.125       2,945,280
    1,000 Wisconsin Housing & Economic Development Authority Housing
          Revenue Series B                                                               11/01/03             5.100       1,036,610
      100 Wisconsin Housing & Economic Development Homeownership Revenue
          Series G*                                                                      03/01/04             5.250         104,420
                                                                                                                          4,086,310
-----------------------------------------------------------------------------------------------------------------------------------
Total Municipal Bonds and Notes (cost - $259,148,371)                                                                   271,455,620
-----------------------------------------------------------------------------------------------------------------------------------
 NUMBER OF
  SHARES
   (000)
-----------------------------------------------------------------------------------------------------------------------------------
TAX-FREE MONEY MARKET FUND - 0.01%
-----------------------------------------------------------------------------------------------------------------------------------
       38 Seven Seas Money Market Fund (cost - $37,989)                                  08/01/02             1.070+         37,989
Total Investments (cost - $259,186,360) - 100.01%                                                                       271,493,609
Liabilities in excess of other assets - (0.01)%                                                                             (28,810)
Net Assets - 100.00%                                                                                                   $271,464,799
-----------------------------------------------------------------------------------------------------------------------------------

#        Zero coupon bond; rate represents annualized yield at date of purchase.  FSA     Financial Security Assurance.
*        Security subject to Alternative Minimum Tax.                             GNMA    Government National Mortgage Association.
+        Interest rate shown reflects yield at July 31, 2002.                     GTD     Guaranteed.
ACA      American Capital Access.                                                 IBC     Insured Bond Certificate.
AMBAC    American Municipal Bond Assurance Corporation.                           MBIA    Municipal Bond Investors Assurance.
CBI      Certificates of Bond Insurance.                                          PSF     Permanent School Fund.
FGIC     Federal Guaranty Insurance Corporation.                                  TCRs    Transferable Custodial Receipts.
FHA      Federal Housing Authority.                                               VA      Veterans Association.
FNMA     Federal National Mortgage Association.


See accompanying notes to financial statements

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments
Portfolio of Investments - July 31, 2002

PRINCIPAL
 AMOUNT                                                                               MATURITY          INTEREST
 (000)*                                                                                 DATE              RATE            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
LONG-TERM GLOBAL DEBT SECURITIES - 95.84%
-----------------------------------------------------------------------------------------------------------------------------------
AUSTRALIA - 0.37%
-----------------------------------------------------------------------------------------------------------------------------------
USD     360 National Australia Bank Ltd.                                                 05/19/10             8.600%   $    429,530
USD     700 Telstra Corp. Ltd.                                                           04/01/12             6.375         733,960
                                                                                                                          1,163,490
-----------------------------------------------------------------------------------------------------------------------------------
AUSTRIA - 0.49%
-----------------------------------------------------------------------------------------------------------------------------------
USD   1,500 Oesterreichische Kontrollbank AG                                             03/20/07             5.125       1,569,814
-----------------------------------------------------------------------------------------------------------------------------------
BELGIUM - 0.39%
-----------------------------------------------------------------------------------------------------------------------------------
      1,177 Kingdom of Belgium                                                           09/28/10             5.750       1,223,677
-----------------------------------------------------------------------------------------------------------------------------------
CANADA - 0.68%
-----------------------------------------------------------------------------------------------------------------------------------
USD     610 CP Railway Ltd.                                                              10/15/11             6.250         644,279
      2,300 Government of Canada                                             06/01/10 to 06/01/11    5.500 to 6.000       1,509,712
                                                                                                                          2,153,991
-----------------------------------------------------------------------------------------------------------------------------------
DENMARK - 0.50%
-----------------------------------------------------------------------------------------------------------------------------------
     11,311 Kingdom of Denmark                                               11/15/07 to 11/15/11    6.000 to 7.000       1,599,687
-----------------------------------------------------------------------------------------------------------------------------------
FINLAND - 0.46%
-----------------------------------------------------------------------------------------------------------------------------------
      1,480 Nordea Bank Finland PLC                                                      03/26/14             5.750       1,475,174
-----------------------------------------------------------------------------------------------------------------------------------
FRANCE - 2.14%
-----------------------------------------------------------------------------------------------------------------------------------
        520 BNP Paribas SA                                                               01/23/14             5.250+        506,149
      5,990 Republic of France                                               07/12/04 to 10/25/32    3.500 to 5.750       6,307,492
                                                                                                                          6,813,641
-----------------------------------------------------------------------------------------------------------------------------------
GERMANY - 11.06%
-----------------------------------------------------------------------------------------------------------------------------------
        600 Bayer AG                                                                     04/10/07             5.375         595,164
        800 Bundesrepublik Deutschland                                                   07/04/11             5.000         796,059
     33,493 Federal Republic of Germany                                      08/18/06 to 01/04/31    3.750 to 5.625      33,403,027
        380 Volkswagen Financial Services AG                                             01/25/12             5.375         364,319
                                                                                                                         35,158,569
-----------------------------------------------------------------------------------------------------------------------------------
ITALY - 6.49%
-----------------------------------------------------------------------------------------------------------------------------------
     16,600 Republic of Italy                                                07/01/05 to 05/01/31    4.000 to 6.000      16,617,943
USD   1,500 Republic of Italy                                                            10/25/06             4.375       1,531,650
      1,020 Sanpaolo IMI SpA                                                             04/06/10             6.375       1,054,390
        800 Telecom Italia SpA                                                           02/01/12             6.250         768,359
        670 UniCredito Italiano SpA                                          03/16/11 to 02/28/12    6.000 to 6.100         674,358
                                                                                                                         20,646,700
-----------------------------------------------------------------------------------------------------------------------------------
JAPAN - 7.55%
-----------------------------------------------------------------------------------------------------------------------------------
    100,000 Export-Import Bank of Japan                                                  10/01/03             4.375         877,046
  1,815,100 Government of Japan                                              06/20/06 to 12/21/20    0.400 to 2.500      15,669,722
    310,000 Japan Finance Corp. for Municipal Entities                                   02/21/12             1.550       2,658,400
    570,000 Japan Government Bond                                                        06/20/11             1.200       4,788,562
                                                                                                                         23,993,730
-----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                               MATURITY          INTEREST
 (000)*                                                                                 DATE              RATE            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
KOREA - 1.30%
-----------------------------------------------------------------------------------------------------------------------------------
  4,770,000 Republic of Korea                                                01/09/05 to 01/16/07    5.640 to 6.900%   $  4,134,795
-----------------------------------------------------------------------------------------------------------------------------------
LUXEMBOURG - 0.38%
-----------------------------------------------------------------------------------------------------------------------------------
      1,200 Sogerim SA                                                                   04/20/11             7.000       1,219,771
-----------------------------------------------------------------------------------------------------------------------------------
MALAYSIA - 0.99%
-----------------------------------------------------------------------------------------------------------------------------------
        400 Petronas Capital Ltd.                                                        05/22/09             6.375         384,944
USD   1,215 Petronas Capital Ltd. (1)                                                    05/22/12             7.000       1,260,138
USD   1,385 Republic of Malaysia                                                         07/15/11             7.500       1,513,071
                                                                                                                          3,158,153
-----------------------------------------------------------------------------------------------------------------------------------
MEXICO - 0.13%
-----------------------------------------------------------------------------------------------------------------------------------
USD     380 United Mexican States                                                        03/12/08             8.625         400,900
-----------------------------------------------------------------------------------------------------------------------------------
NETHERLANDS - 3.85%
-----------------------------------------------------------------------------------------------------------------------------------
     11,206 Government of the Netherlands                                    07/15/08 to 01/15/28    5.250 to 5.500      11,384,047
USD     800 Imperial Tobacco Overseas BV                                                 04/01/09             7.125         845,210
                                                                                                                         12,229,257
-----------------------------------------------------------------------------------------------------------------------------------
NEW ZEALAND - 0.14%
-----------------------------------------------------------------------------------------------------------------------------------
EUR     440 Fonterra Co-Operative Group Ltd.                                             05/21/07             5.250         438,651
-----------------------------------------------------------------------------------------------------------------------------------
NORWAY - 0.20%
-----------------------------------------------------------------------------------------------------------------------------------
EUR     630 Norsk Hydro ASA                                                              01/15/10             6.250         646,613
-----------------------------------------------------------------------------------------------------------------------------------
SOUTH KOREA - 0.23%
-----------------------------------------------------------------------------------------------------------------------------------
    810,000 Republic of South Korea                                                      04/10/07             7.170         718,982
-----------------------------------------------------------------------------------------------------------------------------------
SPAIN - 4.27%
-----------------------------------------------------------------------------------------------------------------------------------
      1,000 Caja de Ahorros y Monte de Pieded de Madrid, SA                              07/31/11             5.250+        992,429
     12,637 Kingdom of Spain                                                 07/30/05 to 07/30/17    4.950 to 5.500      12,589,988
                                                                                                                         13,582,417
-----------------------------------------------------------------------------------------------------------------------------------
SUPRANATIONAL - 1.04%
-----------------------------------------------------------------------------------------------------------------------------------
USD   1,050 European Investment Bank                                                     03/01/07             4.625       1,082,497
GBP   1,300 European Investment Bank                                                     12/07/06             7.625       2,238,854
                                                                                                                          3,321,351
-----------------------------------------------------------------------------------------------------------------------------------
SWEDEN - 4.00%
-----------------------------------------------------------------------------------------------------------------------------------
EUR     900 Assa Abloy AB                                                                12/04/06             5.125         886,831
     84,200 Kingdom of Sweden                                                08/15/07 to 03/15/11    5.250 to 8.000       9,279,385
EUR   1,300 Nordbanken AB                                                                12/13/10             5.491+      1,327,844
EUR   1,200 Svenska Handelsbanken AB                                                     03/07/11             5.500       1,205,701
                                                                                                                         12,699,761
-----------------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM - 7.02%
-----------------------------------------------------------------------------------------------------------------------------------
EUR   1,200 Bank of Scotland                                                             12/05/13             5.125+      1,164,793
EUR   1,950 Barclays Bank PLC                                                            03/08/11             5.750       1,954,720
EUR   2,570 British Telecom PLC                                                          02/15/11             6.875       2,624,930
EUR   1,170 J Sainsbury PLC                                                              07/11/08             5.625       1,168,649
EUR   1,000 Marks & Spenser PLC                                                          11/07/06             5.125         990,128
EUR   1,000 NGG Finance PLC                                                              08/23/11             6.125         962,398
EUR     820 TI Group PLC                                                                 07/18/05             6.375         835,034

PRINCIPAL
 AMOUNT                                                                               MATURITY          INTEREST
 (000)*                                                                                 DATE              RATE            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM - (CONCLUDED)
-----------------------------------------------------------------------------------------------------------------------------------
      6,730 United Kingdom Treasury Bonds                                    12/07/05 to 12/07/06    7.500 to 8.500%   $ 11,768,881
EUR     870 United Utilities Water PLC                                                   03/18/09             4.875         832,460
                                                                                                                         22,301,993
-----------------------------------------------------------------------------------------------------------------------------------
UNITED STATES - 42.16%
-----------------------------------------------------------------------------------------------------------------------------------
        480 ABSC Long Beach Home Equity Loan Trust,
            Series 2000-LB1, Class AV                                                    08/21/30             2.100+        480,801
EUR     900 Ahold Finance U.S.A., Inc.                                                   03/14/12             5.875         854,663
      1,070 American Electric Power, Inc.                                                05/15/06             6.125       1,014,360
      1,240 Bank of America Corp.                                            02/01/07 to 04/15/12    5.250 to 6.250       1,289,806
        330 Bank of New York                                                             07/01/07             5.200         345,142
      2,430 Bank One Corp.                                                   02/01/06 to 11/15/11    5.900 to 6.875       2,641,599
      2,167 Bayview Financial Acquisition Asset Trust Series 2001-BA,
            Class M2                                                                     07/25/31             2.570+      2,160,518
EUR     900 BMW US Capital Corp.                                                         01/28/09             5.125         880,510
      4,000 Centex Home Equity Loan Trust, Series 2001-B, Class A3                       11/25/27             5.770       4,179,721
      2,799 Chase Funding Mortgage Loan                                                  12/26/24             6.860       2,888,212
      1,590 Cingular Wireless (1)                                            12/15/11 to 12/15/31    6.500 to 7.125       1,273,788
      3,000 Citibank Credit Card Master Trust I, Series 1999-7, Class A                  11/15/06             6.650       3,244,996
      3,430 Citigroup, Inc.                                                              01/18/11             6.500       3,610,418
        647 Countrywide Funding Corp. ,Series 1994-7, Class A12                          03/25/24             3.037+        660,092
      3,350 Countrywide Home Loans, Inc.                                     02/01/07 to 05/15/07    5.500 to 5.625       3,466,416
        800 CRH America, Inc.                                                            03/15/12             6.950         853,633
      1,870 CS First Boston, Inc.                                                        01/15/12             6.500       1,855,726
        240 Delhaize America, Inc.                                                       04/15/06             7.375         251,029
      1,150 Discover Card Master Trust I, Series 2001-5, Class A                         11/16/06             5.300       1,201,921
      4,250 EQCC Home Equity Loan Trust, Series 1999-03, Class A3F                       11/25/24             7.067       4,431,612
      2,647 Federal Home Loan Bank                                           04/15/05 to 04/01/32    4.625 to 7.000       2,758,282
      3,740 Federal Home Loan Mortgage Corp.                                 01/15/12 to 03/15/29    5.750 to 7.500       3,885,665
        730 Federal Home Loan Mortgage Corp., Series 2396, Class FM                      12/15/31             2.290+        728,882
     10,000 Federal Home Loan Mortgage Corp. TBA                                              TBA             6.500      10,284,375
      5,000 Federal National Mortgage Association TBA                                         TBA    6.000 to 7.000       5,070,625
        469 Federal National Mortgage Association                                        02/01/31             7.500         494,420
        805 Federal National Mortgage Association                                        05/18/27             2.340+        807,859
        720 Ford Credit Auto Owner Trust, Series 2002-A, Class A2B                       05/15/04             1.940+        719,631
      1,200 Ford Motor Credit Co.                                                        02/01/06             6.875       1,211,482
      3,657 General Motors Acceptance Corp.                                  11/10/03 to 02/01/07    5.250 to 6.125       3,715,214
EUR     280 General Motors Acceptance Corp.                                              10/16/06             6.000         273,149
        360 General Motors Corp.                                                         05/01/28             6.750         307,371
        210 Goldman Sachs Group, Inc.                                                    01/15/12             6.600         218,526
      3,671 Government National Mortgage Association                         12/16/22 to 01/20/32    2.390 to 7.500       3,788,298
     14,000 Government National Mortgage Association I TBA                                    TBA             6.000      14,131,250
      5,000 Government National Mortgage Association II TBA                                   TBA             7.500       5,304,687
      6,158 Honda Auto Receivables Owner Trust, Series 2001-3, Class A2                  02/18/04             2.760       6,174,425
        610 J.P. Morgan Chase & Co.                                          02/01/11 to 03/15/12    6.625 to 6.750         637,691
        699 J.P. Morgan Chase & Co. (1)                                                  02/14/15             2.190+        698,767


PRINCIPAL
 AMOUNT                                                                               MATURITY          INTEREST
 (000)*                                                                                 DATE              RATE            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
UNITED STATES - (CONCLUDED)
-----------------------------------------------------------------------------------------------------------------------------------
        290 John Hancock Financial Services, Inc.                                        12/01/08             5.625%  $     303,082
        460 KeySpan Corp.                                                                11/15/10             7.625         514,096
      1,500 Kraft Foods, Inc.                                                            11/01/06             4.625       1,525,596
        250 MBNA Corp.                                                                   01/17/07             6.250         261,655
         20 Mellon Funding Corp.                                                         05/14/11             6.400          21,267
      1,290 Morgan Stanley & Co.                                             04/01/07 to 04/01/32    5.800 to 7.250       1,332,581
EUR     500 Morgan Stanley & Co.                                                         04/01/09             5.750         483,770
      4,782 Option One Trust                                                             02/25/32             2.130+      4,784,125
        730 PNC Funding Corp.                                                            08/01/06             5.750         768,130
      1,600 Powergen US Funding LLC                                                      10/15/04             4.500       1,631,157
        440 PPL Energy Supply LLC (1)                                                    11/01/11             6.400         361,650
      1,090 Progress Energy, Inc.                                            03/01/04 to 03/01/11    6.550 to 7.100       1,111,980
      1,209 Structured Asset Securities Corp.                                            04/25/29             2.160+      1,210,301
      1,500 SunTrust Bank                                                                04/01/11             6.375       1,592,452
        260 Union Pacific Corp.                                                          01/15/12             6.125         267,591
      7,390 U.S. Treasury Bonds #                                            05/15/30 to 02/15/31    5.375 to 6.250       7,917,993
      1,250 U.S. Treasury Notes                                              11/15/05 to 02/15/12    4.375 to 5.750       1,314,863
      1,570 US Bank, N.A.                                                                08/01/11             6.375       1,675,551
        270 USA Education, Inc.                                                          04/10/07             5.625         285,526
      1,780 Verizon Wireless, Inc.                                                       12/15/06             5.375       1,598,084
        160 Virginia Electric & Power Co.                                                02/01/07             5.375         166,057
      1,500 Wal-Mart Stores, Inc.                                                        06/15/05             4.150       1,548,100
      3,940 Wells Fargo Bank N.A.                                                        02/01/11             6.450       4,208,948
        340 Weyerhaeuser Co.                                                 03/15/12 to 03/15/32    6.750 to 7.375         351,424
                                                                                                                        134,031,541
-----------------------------------------------------------------------------------------------------------------------------------
Total Long-Term Global Debt Securities (cost - $289,067,213)                                                            304,682,658
-----------------------------------------------------------------------------------------------------------------------------------
  NUMBER OF
  WARRANTS
    (000)
-----------------------------------------------------------------------------------------------------------------------------------
WARRANTS - 0.00%
-----------------------------------------------------------------------------------------------------------------------------------
VENEZUELA - 0.00%
-----------------------------------------------------------------------------------------------------------------------------------
USD       4 Republic of Venezuela, expires 04/15/20** (cost - $0)                                                                 0
-----------------------------------------------------------------------------------------------------------------------------------
  NUMBER OF
   RIGHTS
    (000)
-----------------------------------------------------------------------------------------------------------------------------------
RIGHTS - 0.00%
-----------------------------------------------------------------------------------------------------------------------------------
MEXICO - 0.00%
-----------------------------------------------------------------------------------------------------------------------------------
USD   2,349 United Mexican States, expires 06/30/03 (cost - $0)                                                               4,463
-----------------------------------------------------------------------------------------------------------------------------------
  PRINCIPAL
   AMOUNT
   (000)*
-----------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM GLOBAL DEBT SECURITIES - 2.98%
-----------------------------------------------------------------------------------------------------------------------------------
HUNGARY - 0.98%
-----------------------------------------------------------------------------------------------------------------------------------
    779,200 Government of Hungary                                            09/24/02 to 06/12/03   9.500 to 12.500       3,120,963
-----------------------------------------------------------------------------------------------------------------------------------
JAPAN - 0.26%
-----------------------------------------------------------------------------------------------------------------------------------
    100,000 Primus Financial Services                                                    12/16/02             0.790         830,061
-----------------------------------------------------------------------------------------------------------------------------------

                                       79

PRINCIPAL
 AMOUNT                                                                               MATURITY          INTEREST
 (000)*                                                                                  DATE              RATE            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
UNITED STATES - 1.74%
-----------------------------------------------------------------------------------------------------------------------------------
JPY 107,000 BMW US Capital Corp.                                                         12/20/02             0.700%   $    897,358
      1,930 General Motors Acceptance Corp. MTN                                          03/12/03             5.800       1,958,755
EUR   1,000 International Business Machines Corp.                                        09/26/02             3.588+        979,446
JPY 200,000 Toyota Motor Credit Corp.                                                    05/23/03             0.625       1,676,577
                                                                                                                          5,512,136
-----------------------------------------------------------------------------------------------------------------------------------
Total Short-Term Global Debt Securities (cost - $9,495,029)                                                               9,463,160
-----------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 0.10%
-----------------------------------------------------------------------------------------------------------------------------------
UNITED STATES - 0.10%
-----------------------------------------------------------------------------------------------------------------------------------
         28 Federal National Mortgage Association                                        08/15/02             6.750          28,053
        300 U.S. Treasury Bills#                                                         08/22/02             1.695@        299,703
                                                                                                                            327,756
-----------------------------------------------------------------------------------------------------------------------------------
Total Short-Term U.S. Goverment and Agency Obligations (cost - $327,788)                                                    327,756
-----------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 9.83%
-----------------------------------------------------------------------------------------------------------------------------------
     14,481 Repurchase Agreement dated 07/31/02 with Societe Generale, collateralized by $11,428,000 U.S. Treasury Bonds, 13.750%
            due 08/15/04; (value - $14,770,890); proceeds: $14,481,716                   08/01/02             1.780      14,481,000
     16,776 Repurchase Agreement dated 07/31/02 with State Street
            Bank & Trust Co., collateralized by $12,942,039
           U.S. Treasury Bonds, 7.875% due 02/15/21;
           (value - $17,115,847); proceeds: $16,776,811                                  08/01/02             1.740      16,776,000
Total Repurchase Agreements (cost - $31,257,000)                                                                         31,257,000
-----------------------------------------------------------------------------------------------------------------------------------
Total Investments (cost - $330,147,030) - 108.75%                                                                       345,735,037
Liabilities in excess of other assets - (8.75)%                                                                         (27,827,278)
Net Assets - 100.00%                                                                                                   $317,907,759
-----------------------------------------------------------------------------------------------------------------------------------

Note: The Portfolio of Investments is listed by the issuer's country of origin.

*     In local currency unless otherwise indicated.

** Security is being valued by a valuation committee under the direction of the board of trustees.

+ Floating rate security. The interest rate shown is the current rate as of July 31, 2002.

# Entire or partial principal amount pledged as collateral for futures transactions.

@     Interest rate shown is discount rate at date of purchase.

(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

GBP   British Pounds.

EUR   Euro Dollars.

JPY   Japanese Yen.

USD   U.S. Dollars.

MTN   Medium Term Notes.

TBA (To Be Assigned) Security is purchased on a forward commitment with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     UNREALIZED
NUMBER OF                                                                                  IN         EXPIRATION    APPRECIATION
 CONTRACTS                    CONTRACTS TO RECEIVE/DELIVER                            EXCHANGE FOR       DATE      (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------------------------
      39  Euro 5 Year Note                                                             $4,001,120  September 2002    $  (105,815)
      11  Japan 10 Year Bond                                                           12,707,531  September 2002         91,767
       8  Long Gilt Future                                                              1,380,882  September 2002         45,629
      42  U.S. 2 Year Treasury Note                                                     8,732,156  September 2002        214,500
     250  U.S. 5 Year Treasury Note                                                    26,584,664  September 2002        997,367
     501  U.S. 10 Year Treasury Note                                                   52,924,062  September 2002     (2,491,235)
      19  U.S. 20 Year Treasury Bond                                                    1,995,906  September 2002         16,906
                                                                                                                     $(1,230,881)
-----------------------------------------------------------------------------------------------------------------------------------

UBS PACE Select Advisors Trust
UBS PACE Global Fixed Income Investments

FORWARD FOREIGN CURRENCY CONTRACTS

                                                                                                                   UNREALIZED
                                                   CONTRACTS TO             IN                                     APPRECIATION
                                                     DELIVER           EXCHANGE FOR               MATURITY DATES  (DEPRECIATION)
                                                   -------------   --------------------           --------------  --------------
Australian Dollar                                   1,500,000      USD          851,805              08/28/02     $    37,639
Australian Dollar                                   3,950,000      USD        2,222,744              08/28/02          78,772
British Pound                                       3,080,000      EUR        4,791,388              08/28/02        (117,884)
British Pound                                         500,000      JPY       89,740,000              08/28/02         (29,587)
British Pound                                         580,000      JPY      105,995,000              08/28/02         (18,460)
British Pound                                         558,233      USD          807,763              08/28/02         (63,123)
British Pound                                         690,000      USD        1,002,177              08/28/02         (74,277)
British Pound                                       7,932,302      USD       12,453,715              09/26/02          98,077
Canadian Dollar                                       420,000      USD          276,443              08/28/02          11,553
Canadian Dollar                                     2,980,000      USD        1,962,786              08/28/02          83,329
Canadian Dollar                                     3,112,701      USD        2,030,000              08/28/02          66,851
Canadian Dollar                                     3,370,336      USD        2,170,000              08/28/02          44,363
Canadian Dollar                                     3,425,305      USD        2,220,000              11/20/02          65,359
Danish Krone                                        9,682,132      USD        1,162,223              08/28/02        (112,718)
Euro Dollar                                           504,373      GBP          324,977              09/26/02          13,379
Euro Dollar                                         4,695,488      GBP        3,040,000              08/28/02         149,295
Euro Dollar                                           670,000      USD          670,710              11/20/02          17,671
Euro Dollar                                           750,000      USD          702,788              08/28/02         (30,897)
Euro Dollar                                           808,535      USD          763,459              08/28/02         (27,486)
Euro Dollar                                         1,150,000      USD        1,125,586              08/28/02             603
Euro Dollar                                         1,300,000      USD        1,273,253              08/28/02           1,533
Euro Dollar                                         1,690,000      USD        1,582,979              08/28/02         (70,256)
Euro Dollar                                         1,972,790      USD        1,964,899              08/28/02          35,026
Euro Dollar                                         2,130,000      USD        2,131,448              11/20/02          55,367
Euro Dollar                                         2,350,000      USD        2,345,300              11/20/02          54,788
Euro Dollar                                         2,413,712      USD        2,440,987              09/26/02          82,571
Euro Dollar                                         2,678,943      USD        2,705,733              11/20/02          94,604
Euro Dollar                                         2,858,868      USD        2,594,137              08/28/02        (202,538)
Euro Dollar                                         3,300,000      USD        3,233,769              08/28/02           5,559
Euro Dollar                                         3,343,779      USD        3,340,435              09/26/02          73,260
Euro Dollar                                         3,720,214      USD        3,372,374              08/28/02        (266,909)
Euro Dollar                                         4,590,000      USD        4,435,822              08/28/02         (54,325)
Euro Dollar                                         5,651,975      USD        5,615,237              09/26/02          92,745
Japanese Yen                                      259,515,780      EUR        2,220,000              08/28/02           1,501
Japanese Yen                                      384,136,570      EUR        3,297,310              09/26/02           5,128
Japanese Yen                                       33,998,150      USD          290,000              11/20/02           4,505
Japanese Yen                                       72,736,060      USD          580,000              08/28/02         (28,256)
Japanese Yen                                       92,330,460      USD          790,000              11/20/02          14,667
Japanese Yen                                      168,608,551      USD        1,466,161              11/20/02          50,293
Japanese Yen                                      260,000,000      USD        2,191,504              08/28/02          17,250
Japanese Yen                                      312,121,500      USD        2,490,000              08/28/02        (120,120)
Japanese Yen                                      345,000,000      USD        2,767,794              08/28/02        (117,273)
Japanese Yen                                      353,823,200      USD        3,020,000              11/20/02          48,817
Japanese Yen                                      578,375,000      USD        5,000,000              09/26/02         156,864
Norwegian Krone                                     7,200,000      EUR          967,391              08/28/02           5,431

                                                                                                                   UNREALIZED
                                                 CONTRACTS TO            IN                                       APPRECIATION
                                                   DELIVER          EXCHANGE FOR               MATURITY DATES    (DEPRECIATION)
                                                 ------------    --------------------          --------------  ----------------
Swedish Krona                                    10,400,000      EUR        1,139,102              08/28/02    $     23,500
Swedish Krona                                    51,771,726      EUR        5,539,097              09/26/02          (7,560)
Swedish Krona                                    41,909,280      GBP        2,800,000              08/28/02         (27,508)
Swedish Krona                                    25,419,086      USD        2,750,686              09/26/02          89,670
Swiss Franc                                       9,052,412      USD        5,480,000              08/28/02        (629,422)
United States Dollar                                832,226      AUD        1,550,000              08/28/02           9,079
United States Dollar                              2,502,819      AUD        4,698,365              08/28/02          47,348
United States Dollar                                 20,438      CAD           31,467              09/26/02            (607)
United States Dollar                                413,320      CAD          650,000              08/28/02          (3,372)
United States Dollar                                840,000      CAD        1,318,162              08/28/02          (8,648)
United States Dollar                              1,550,000      CAD        2,456,029              08/28/02          (1,006)
United States Dollar                              1,708,758      CAD        2,660,000              08/28/02         (31,151)
United States Dollar                              1,990,000      CAD        3,060,341              08/28/02         (59,873)
United States Dollar                              2,070,000      CAD        3,147,994              08/28/02         (84,591)
United States Dollar                              1,270,000      CHF        2,090,515              08/28/02         140,877
United States Dollar                              4,350,460      CHF        6,955,516              08/28/02         343,778
United States Dollar                                485,042      EUR          526,076              08/28/02          29,589
United States Dollar                                749,305      EUR          791,241              08/28/02          24,723
United States Dollar                                822,483      EUR          900,000              08/28/02          57,938
United States Dollar                                885,339      EUR          903,591              08/28/02          (1,405)
United States Dollar                              2,094,400      EUR        2,200,000              08/28/02          57,740
United States Dollar                              2,310,262      EUR        2,350,000              08/28/02         (11,384)
United States Dollar                              2,335,585      EUR        2,450,000              08/28/02          61,117
United States Dollar                              2,587,193      EUR        2,845,023              08/28/02         195,938
United States Dollar                              3,573,477      EUR        3,790,000              08/28/02         134,073
United States Dollar                              3,694,354      EUR        3,692,508              11/20/02         (95,319)
United States Dollar                              4,102,715      EUR        4,169,426              08/28/02         (23,993)
United States Dollar                              9,970,000      EUR       10,005,419              09/26/02        (193,798)
United States Dollar                                843,654      GBP          580,000              08/28/02          61,191
United States Dollar                              1,721,679      GBP        1,180,000              08/28/02         119,212
United States Dollar                                320,000      JPY       39,603,200              08/28/02          11,182
United States Dollar                                690,000      JPY       85,425,450              08/28/02          24,372
United States Dollar                                724,597      JPY       90,000,000              08/28/02          28,029
United States Dollar                              1,087,938      JPY      134,999,999              08/28/02          41,002
United States Dollar                              1,121,026      JPY      131,059,191              11/20/02         (20,474)
United States Dollar                              1,730,000      JPY      207,015,260              08/28/02           1,168
United States Dollar                              1,918,233      JPY      230,000,000              08/28/02           5,145
United States Dollar                              2,180,000      JPY      253,483,860              11/20/02         (51,403)
United States Dollar                              2,220,000      JPY      257,553,300              11/20/02         (57,230)
United States Dollar                              2,310,000      JPY      291,940,110              08/28/02         131,353
United States Dollar                             21,983,435      JPY    2,809,658,919              08/28/02       1,512,376
United States Dollar                             32,197,589      JPY    3,707,230,435              09/26/02      (1,154,374)
United States Dollar                                730,000      KRW      862,860,000              11/20/02          (3,673)
United States Dollar                                  9,058      NOK           69,240              08/28/02             (10)
United States Dollar                                840,000      NOK        7,130,760              08/28/02          91,866

                                                                                                               UNREALIZED
                                                CONTRACTS TO                   IN                             APPRECIATION
                                                   DELIVER                EXCHANGE FOR        MATURITY DATES (DEPRECIATION)
                                                ------------        -----------------------   -------------- --------------
United States Dollar                               740,000          SEK           7,662,108      08/28/02    $   63,653
United States Dollar                             4,900,351          SEK          50,749,995      08/28/02       422,647
                                                                                                             --------------
                                                                                                             $ 1,394,456
                                                                                                             ==============

CURRENCY TYPE ABBREVIATIONS:

AUD    Australian Dollar.
CAD    Canadian Dollar.
CHF    Swiss Franc.
EUR    Euro Dollars.
GBP    British Pounds.
JPY    Japanese Yen.
KRW    South Korean Won.
NOK    Norwegian Krone.
SEK    Swedish Krona.
USD    U.S. Dollars.

INVESTMENTS BY TYPE OF ISSUER

                                               PERCENT OF PORTFOLIO ASSETS
                                               ----------------------------
                                               LONG-TERM         SHORT-TERM
                                               ---------         ----------
Government and other public issuers              55.46%              1.00%
Repurchase agreements                               --               9.04
Bank and other financial institutions            25.48               1.55
Industrial                                        7.19               0.28
                                               ---------         ----------
                                                 88.13%             11.87%
                                               =========         ==========

                 See accompanying notes to financial statements

UBS PACE Select Advisors Trust
UBS PACE Large Co Value Equity Investments
Portfolio of Investments - July 31, 2002

                                                         NUMBER OF
                                                          SHARES             VALUE
-------------------------------------------------------------------------------------
COMMON STOCKS - 98.60%
-------------------------------------------------------------------------------------
Aerospace & Defense - 3.57%
-------------------------------------------------------------------------------------
Boeing Co.                                                139,900         $ 5,808,648
General Dynamics Corp.                                     37,300           3,018,316
Honeywell International, Inc.                             215,400           6,970,344
Lockheed Martin Corp.                                      50,300           3,224,733
United Technologies Corp.                                 155,499          10,807,180
                                                                           29,829,221
-------------------------------------------------------------------------------------
Auto Components - 0.93%
-------------------------------------------------------------------------------------
ArvinMeritor, Inc.                                        167,000           3,533,720
Lear Corp.*                                                97,800           4,215,180
                                                                            7,748,900
-------------------------------------------------------------------------------------
Automobiles - 1.80%
-------------------------------------------------------------------------------------
General Motors Corp. (1)                                  323,700          15,068,235
-------------------------------------------------------------------------------------
Banks - 12.98%
-------------------------------------------------------------------------------------
Bank of America Corp.                                     277,800          18,473,700
Bank One Corp.                                            432,350          16,822,738
FleetBoston Financial Corp.*                               81,800           1,897,760
Golden West Financial Corp.                                51,900           3,412,425
Greater Bay Bancorp (1)                                   132,100           3,204,746
GreenPoint Financial Corp.                                 83,800           4,047,540
KeyCorp                                                   203,000           5,330,780
National City Corp.                                       195,500           6,040,950
U.S. Bancorp, Inc.*                                       404,900           8,660,811
Union Planters Corp.                                      117,100           3,587,944
Wachovia Corp.                                            203,000           7,267,400
Washington Mutual, Inc.                                   358,600          13,415,226
Webster Financial Corp.                                    60,000           2,219,400
Wells Fargo & Co.                                         277,350          14,106,021
                                                                          108,487,441
-------------------------------------------------------------------------------------
Beverages - 0.75%
-------------------------------------------------------------------------------------
Diageo PLC, ADR                                           129,850           6,283,442
-------------------------------------------------------------------------------------
Chemicals - 1.77%
-------------------------------------------------------------------------------------
Dow Chemical Co.                                          158,000           4,561,460
E.I. du Pont de Nemours & Co.                             182,000           7,627,620
Lubrizol Corp.                                             86,200           2,623,928
                                                                           14,813,008
-------------------------------------------------------------------------------------
Commercial Services & Supplies - 2.09%
-------------------------------------------------------------------------------------
Cendant Corp. (1)*                                        617,800           8,537,996
First Data Corp.                                           43,200           1,509,840
R.R. Donnelley & Sons Co.                                 113,600           3,156,944
SPX Corp.*                                                 40,700           4,253,150
                                                                           17,457,930
-------------------------------------------------------------------------------------
Communications Equipment - 0.50%
-------------------------------------------------------------------------------------
Motorola, Inc.                                            255,000         $ 2,958,000
Scientific-Atlanta, Inc. (1)                               94,900           1,200,485
                                                                            4,158,485
-------------------------------------------------------------------------------------
Computers & Peripherals - 2.91%
-------------------------------------------------------------------------------------
Apple Computer*                                           227,900           3,477,754
Hewlett-Packard Co.                                       796,722          11,273,616
International Business Machines Corp.                     135,650           9,549,760
                                                                           24,301,130
-------------------------------------------------------------------------------------
Containers & Packaging - 0.82%
-------------------------------------------------------------------------------------
Pactiv Corp.*                                             228,000           4,142,760
Sonoco Products Co.                                       112,000           2,721,600
                                                                            6,864,360
-------------------------------------------------------------------------------------
Diversified Financials - 9.47%
-------------------------------------------------------------------------------------
American Express Co.                                      152,381           5,372,954
Bear Stearns Cos., Inc.                                    54,000           3,251,880
Capital One Financial Corp.                               128,700           4,014,229
Citigroup, Inc.                                           786,960          26,394,638
Fannie Mae                                                172,125          12,890,441
Freddie Mac                                                50,800           3,147,060
Goldman Sachs Group, Inc.                                  45,850           3,353,928
Household International, Inc.                             175,050           7,469,384
J.P. Morgan Chase & Co.                                   139,000           3,469,440
Lehman Brothers Holdings, Inc.                             27,000           1,531,170
Merrill Lynch & Co., Inc.                                  78,200           2,787,830
Moody's Corp.                                              69,500           3,447,200
Morgan Stanley & Co.                                       49,500           1,997,325
                                                                           79,127,479
-------------------------------------------------------------------------------------
Diversified Telecommunication Services - 5.01%
-------------------------------------------------------------------------------------
AT&T Corp.                                                768,700           7,825,366
BellSouth Corp.                                           362,700           9,738,495
SBC Communications, Inc.                                  230,000           6,361,800
Sprint Corp. - Fon Group                                   83,300             778,855
Verizon Communications                                    519,789          17,153,037
                                                                           41,857,553
-------------------------------------------------------------------------------------
Electric Utilities - 3.06%
-------------------------------------------------------------------------------------
American Electric Power Co., Inc.                          97,900           3,221,889
Edison International, Inc.                                284,200           3,723,020
Entergy Corp.                                             180,100           7,299,453
Exelon Corp.                                              116,700           5,724,135
Progress Energy, Inc.                                     119,431           5,583,399
                                                                           25,551,896
-------------------------------------------------------------------------------------
Electronic Equipment & Instruments - 0.23%
-------------------------------------------------------------------------------------
Fisher Scientific International, Inc.*                     56,000           1,526,000


                                                         NUMBER OF
                                                          SHARES             VALUE
-------------------------------------------------------------------------------------
Electronic Equipment & Instruments (continued)
-------------------------------------------------------------------------------------
Solectron Corp.*                                          105,800          $  423,200
                                                                            1,949,200
-------------------------------------------------------------------------------------
Energy Equipment & Services - 0.54%
-------------------------------------------------------------------------------------
Nabors Industries, Inc.*                                  147,600           4,504,752
-------------------------------------------------------------------------------------
Food & Drug Retailing - 1.02%
-------------------------------------------------------------------------------------
Albertson's, Inc.                                         188,300           5,306,294
SUPERVALU, Inc.                                           152,800           3,184,352
                                                                            8,490,646
-------------------------------------------------------------------------------------
Food Products - 2.33%
-------------------------------------------------------------------------------------
Archer-Daniels-Midland Co.                                154,000           1,801,800
ConAgra Foods, Inc.                                       383,100           9,619,641
Dole Food Co., Inc.                                        88,700           2,655,678
Heinz, H.J. & Co.                                         139,450           5,361,853
                                                                           19,438,972
-------------------------------------------------------------------------------------
Health Care Equipment & Supplies - 1.04%
-------------------------------------------------------------------------------------
Baxter International, Inc.                                 69,000           2,753,790
Guidant Corp.                                             109,450           3,808,860
St. Jude Medical, Inc.*                                    56,000           2,128,000
                                                                            8,690,650
-------------------------------------------------------------------------------------
Health Care Providers & Services - 4.40%
-------------------------------------------------------------------------------------
Anthem, Inc.*                                              55,500           3,767,340
CIGNA Corp.                                                38,350           3,451,500
DaVita, Inc. (1)*                                         159,800           3,771,280
HCA, Inc.                                                  97,350           4,575,450
Henry Schein, Inc.                                         97,900           4,205,784
Tenet Healthcare Corp.*                                    72,950           3,476,067
UnitedHealth Group, Inc.                                   38,600           3,383,676
Wellpoint Health Networks, Inc.*                          141,400          10,110,100
                                                                           36,741,197
-------------------------------------------------------------------------------------
Hotels, Restaurants & Leisure - 1.33%
-------------------------------------------------------------------------------------
McDonald's Corp.                                          230,000           5,692,500
MGM Mirage                                                153,800           5,383,000
                                                                           11,075,500
-------------------------------------------------------------------------------------
Household Durables - 1.57%
-------------------------------------------------------------------------------------
Fortune Brands, Inc.                                       94,000           4,916,200
Koninklijke (Royal) Philips Electronics N.V., ADR (1)     245,174           5,526,222
Lennar Corp. (1)                                           53,300           2,704,975
                                                                           13,147,397
-------------------------------------------------------------------------------------
Household Products - 1.86%
-------------------------------------------------------------------------------------
Kimberly Clark Corp.                                      102,650           6,266,783
Procter & Gamble Co.                                      104,200           9,272,758
                                                                           15,539,541
-------------------------------------------------------------------------------------
Industrial Conglomerates - 1.13%
-------------------------------------------------------------------------------------
3M Co.                                                     44,600         $ 5,612,018
General Electric Co.                                      118,300           3,809,260
                                                                            9,421,278
-------------------------------------------------------------------------------------
Insurance - 8.14%
-------------------------------------------------------------------------------------
AFLAC, Inc.                                               162,800           5,113,548
Allstate Corp.                                            159,400           6,058,794
American International Group, Inc.                         60,900           3,892,728
Hartford Financial Services Group, Inc.                    93,350           4,723,510
Loews Corp.                                               116,650           5,533,876
MetLife, Inc. (1)                                         418,850          11,807,381
MGIC Investment Corp.                                      68,300           4,302,900
Old Republic International Corp.                          129,100           4,064,068
PMI Group, Inc.                                           140,100           4,976,352
Progressive Corp.                                         103,200           5,278,680
Prudential Financial, Inc.*                               152,000           5,014,480
StanCorp Financial Group, Inc.                             87,100           4,858,438
Travelers Property Casualty Corp.                         145,600           2,373,280
                                                                           67,998,035
-------------------------------------------------------------------------------------
IT Consulting & Services - 0.61%
-------------------------------------------------------------------------------------
Accenture Ltd., Class A*                                   52,700             869,550
Electronic Data Systems Corp.                             114,050           4,193,619
                                                                            5,063,169
-------------------------------------------------------------------------------------
Leisure Equipment & Products - 0.32%
-------------------------------------------------------------------------------------
Eastman Kodak Co.                                          87,300           2,687,094
-------------------------------------------------------------------------------------
Machinery - 1.51%
-------------------------------------------------------------------------------------
Caterpillar, Inc.                                         148,650           6,644,655
Dover Corp.                                                85,900           2,521,165
Pentair, Inc.                                              85,700           3,485,419
                                                                           12,651,239
-------------------------------------------------------------------------------------
Media - 3.68%
-------------------------------------------------------------------------------------
Clear Channel Communications, Inc. (1)                    110,000           2,865,500
Gannett Co., Inc.                                         125,469           9,022,476
Liberty Media Corp.*                                      480,250           3,774,765
McGraw-Hill Cos., Inc.                                     64,800           4,053,240
New York Times Co.                                         43,100           1,950,275
News Corp. Ltd., ADR                                      182,543           3,103,231
Viacom, Inc., Class B*                                     35,100           1,366,443
Walt Disney Co.                                           262,100           4,647,033
                                                                           30,782,963
-------------------------------------------------------------------------------------
Metals & Mining - 0.59%
-------------------------------------------------------------------------------------
Alcoa, Inc.                                               181,894           4,920,233
-------------------------------------------------------------------------------------
Multi-Line Retail - 2.61%
-------------------------------------------------------------------------------------
Federated Department Stores, Inc.*                        115,900           4,358,999

                                                         NUMBER OF
                                                          SHARES             VALUE
-------------------------------------------------------------------------------------
Multi-Line Retail (continued)
-------------------------------------------------------------------------------------
Sears, Roebuck & Co.                                      262,550        $ 12,384,483
Target Corp.                                              152,425           5,083,374
                                                                           21,826,856
-------------------------------------------------------------------------------------
Oil & Gas - 10.18%
-------------------------------------------------------------------------------------
Anadarko Petroleum Corp. (1)                              115,100           5,006,850
Apache Corp.                                              164,520           8,472,780
ChevronTexaco Corp.                                       132,800           9,960,000
Conoco, Inc.                                              400,075           9,649,809
Encana Corp.                                               96,620           2,736,278
ExxonMobil Corp.                                          903,867          33,226,152
Marathon Oil Corp.                                        165,100           4,002,024
Occidental Petroleum Corp.                                139,500           3,779,055
Phillips Petroleum Co.                                    104,600           5,413,050
Sunoco, Inc.                                               79,000           2,807,660
                                                                           85,053,658
-------------------------------------------------------------------------------------
Paper & Forest Products - 1.06%
-------------------------------------------------------------------------------------
MeadWestvaco Corp.                                        196,100           5,214,299
Weyerhaeuser Co.                                           61,300           3,601,375
                                                                            8,815,674
-------------------------------------------------------------------------------------
Pharmaceuticals - 2.68%
-------------------------------------------------------------------------------------
Abbott Laboratories                                         5,800             240,178
Bristol-Myers Squibb Co.                                   84,670           1,983,818
Johnson & Johnson                                          42,700           2,263,100
Merck & Co., Inc.                                         110,500           5,480,800
Mylan Laboratories, Inc.                                   90,500           2,935,820
Pfizer, Inc.                                              103,000           3,332,050
Schering-Plough Corp.                                     241,750           6,164,625
                                                                           22,400,391
-------------------------------------------------------------------------------------
Real Estate - 0.82%
-------------------------------------------------------------------------------------
Kimco Realty Corp.                                         85,500         $ 2,747,970
Simon Property Group, Inc.                                 57,000           2,051,430
Vornado Realty Trust                                       47,900           2,086,045
                                                                            6,885,445
-------------------------------------------------------------------------------------
Road & Rail - 1.34%
-------------------------------------------------------------------------------------
Burlington Northern Santa Fe, Inc.                        183,600           5,401,512
Union Pacific Corp. (1)                                    99,300           5,825,931
                                                                           11,227,443
-------------------------------------------------------------------------------------
Semiconductor Equipment & Products - 0.35%
-------------------------------------------------------------------------------------
Intel Corp.                                               157,700           2,963,183
-------------------------------------------------------------------------------------
Software - 0.34%
-------------------------------------------------------------------------------------
Symantec Corp.*                                            85,200           2,857,608
-------------------------------------------------------------------------------------
Specialty Retail - 1.36%
-------------------------------------------------------------------------------------
AutoNation, Inc.*                                         139,900           1,887,251
AutoZone, Inc.*                                            57,200           4,218,500
Blockbuster, Inc.                                          71,000           1,640,100
Sherwin-Williams Co.                                      126,800           3,642,964
                                                                           11,388,815
-------------------------------------------------------------------------------------
Textiles & Apparel - 0.53%
-------------------------------------------------------------------------------------
Limited Brands                                            244,800           4,399,056
-------------------------------------------------------------------------------------
Tobacco - 1.15%
-------------------------------------------------------------------------------------
Philip Morris Cos., Inc.                                  209,200           9,633,660
-------------------------------------------------------------------------------------
Trading Companies & Distributors - 0.22%
W.W. Grainger, Inc.                                        38,000           1,863,520
Total Common Stocks (cost - $855,859,980)                                 823,966,255
-------------------------------------------------------------------------------------


PRINCIPAL
AMOUNT                                                        MATURITY                 INTEREST
(000)                                                          DATES                     RATES                 VALUE
-------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 1.47%
-------------------------------------------------------------------------------------------------------------------------
$     7,453      Repurchase Agreement dated 07/31/02
                 with Societe Generale, collateralized
                 by $5,882,000 U.S. Treasury Bonds,
                 13.750%, due 08/15/04; (value -
                 $7,602,485); proceeds: $7,453,369            08/01/02                   1.780%            $    7,453,000

      4,850      Repurchase Agreement dated 07/31/02
                 with State Street Bank & Trust Co.,
                 collateralized by $3,741,589 U.S.
                 Treasury Bonds, 7.875%, due 02/15/21;
                 (value - $4,948,251); proceeds:
                 $4,850,234                                   08/01/02                   1.740                  4,850,000

Total Repurchase Agreements (cost - $12,303,000)                                                               12,303,000
-------------------------------------------------------------------------------------------------------------------------
Total Investments (cost - $868,162,980) - 100.07%                                                             836,269,255
Liabilities in excess of other assets - (0.07)%                                                                  (606,172)
Net Assets - 100.00%                                                                                         $835,663,083
-------------------------------------------------------------------------------------------------------------------------

*       Non-income producing security.

ADR     American Depositary Receipt.

(1)     Security, or portion thereof, was on loan at July 31, 2002.

                     See accompanying notes to financial statements

UBS PACE Select Advisors Trust
UBS PACE Large Co Growth Equity Investments
Portfolio of Investments - July 31, 2002

                                                         NUMBER OF
                                                          SHARES             VALUE
-------------------------------------------------------------------------------------
COMMON STOCKS - 98.73%
-------------------------------------------------------------------------------------
Aerospace & Defense - 1.05%
-------------------------------------------------------------------------------------
United Technologies Corp.                                  69,700         $ 4,844,150
-------------------------------------------------------------------------------------
Auto Components - 0.14%
-------------------------------------------------------------------------------------
ArvinMeritor, Inc.                                         30,500             645,380
-------------------------------------------------------------------------------------
Banks - 1.38%
-------------------------------------------------------------------------------------
Bank One Corp.                                            164,800           6,412,368
-------------------------------------------------------------------------------------
Beverages - 1.02%
-------------------------------------------------------------------------------------
Coca-Cola Co.                                              40,500           2,022,570
Pepsi Bottling Group, Inc.                                 66,700           1,648,824
PepsiCo, Inc.                                              24,300           1,043,442
                                                                            4,714,836
-------------------------------------------------------------------------------------
Biotechnology - 2.16%
-------------------------------------------------------------------------------------
Amgen, Inc. (1)*                                          167,160           7,629,182
Chiron Corp.*                                              43,300           1,460,942
Genentech, Inc.*                                           26,300             913,925
                                                                           10,004,049
-------------------------------------------------------------------------------------
Commercial Services & Supplies - 2.75%
-------------------------------------------------------------------------------------
Cendant Corp.*                                             89,500           1,236,890
Concord EFS, Inc.*                                        140,950           2,748,525
First Data Corp.                                          107,100           3,743,145
Fiserv, Inc.*                                              95,200           3,275,832
Pittston Brink's Group                                     19,900             452,327
SPX Corp.*                                                 12,500           1,306,250
                                                                           12,762,969
-------------------------------------------------------------------------------------
Communications Equipment - 3.07%
-------------------------------------------------------------------------------------
Cisco Systems, Inc.*                                    1,012,800          13,358,832
Scientific-Atlanta, Inc.                                   67,200             850,080
                                                                           14,208,912
-------------------------------------------------------------------------------------
Computers & Peripherals - 3.17%
-------------------------------------------------------------------------------------
Dell Computer Corp.*                                      527,210          13,143,345
International Business Machines Corp.                      21,900           1,541,760
                                                                           14,685,105
-------------------------------------------------------------------------------------
Diversified Financials - 10.09%
-------------------------------------------------------------------------------------
Citigroup, Inc.                                           370,649          12,431,568
E*TRADE Group, Inc.*                                      172,000             679,400
Fannie Mae                                                 94,000           7,039,660
Freddie Mac                                                53,000           3,283,350
Household International, Inc.                              33,100           1,412,377
J.P. Morgan Chase & Co.                                   109,400           2,730,624
MBNA Corp.                                                625,170          12,122,046
Merrill Lynch & Co., Inc.                                  42,700           1,522,255
Diversified Financials - (concluded)
-------------------------------------------------------------------------------------
Morgan Stanley & Co.                                      136,400         $ 5,503,740
                                                                           46,725,020
-------------------------------------------------------------------------------------
Electrical Equipment - 0.40%
-------------------------------------------------------------------------------------
Energizer Holdings, Inc.*                                  68,200           1,831,170
-------------------------------------------------------------------------------------
Electronic Equipment & Instruments - 0.34%
-------------------------------------------------------------------------------------
Solectron Corp.*                                          396,500           1,586,000
-------------------------------------------------------------------------------------
Energy Equipment & Services - 1.29%
-------------------------------------------------------------------------------------
Baker Hughes, Inc.                                        113,500           3,041,800
BJ Services Co. (1)*                                       47,100           1,502,019
Noble Corp.*                                               44,700           1,448,280
                                                                            5,992,099
-------------------------------------------------------------------------------------
Food & Drug Retailing - 0.69%
-------------------------------------------------------------------------------------
Walgreen Co.                                               41,310           1,459,482
Kroger Co.                                                 89,500           1,743,460
                                                                            3,202,942
-------------------------------------------------------------------------------------
Food Products - 0.23%
-------------------------------------------------------------------------------------
Smithfield Foods, Inc. (1)*                                58,800           1,081,332
-------------------------------------------------------------------------------------
Health Care Equipment & Supplies - 1.85%
-------------------------------------------------------------------------------------
Medtronic, Inc.                                           146,750           5,928,700
St. Jude Medical, Inc.                                     69,800           2,652,400
                                                                            8,581,100
-------------------------------------------------------------------------------------
Health Care Providers & Services - 8.10%
-------------------------------------------------------------------------------------
AmerisourceBergen Corp.                                    38,400           2,572,416
Cardinal Health, Inc.                                     164,650           9,483,840
Health Management Associates, Inc., Class A*              270,400           5,470,192
McKesson Corp.                                             37,100           1,221,332
Oxford Health Plans, Inc.*                                 44,600           1,918,692
Tenet Healthcare Corp.*                                   168,590           8,033,314
UnitedHealth Group, Inc.                                   40,400           3,541,464
WebMD Corp.*                                              104,100             509,049
Wellpoint Health Networks, Inc.*                           67,100           4,797,650
                                                                           37,547,949
-------------------------------------------------------------------------------------
Household Durables - 0.52%
-------------------------------------------------------------------------------------
NVR, Inc.*                                                  8,400           2,423,400
-------------------------------------------------------------------------------------
Household Products - 2.45%
-------------------------------------------------------------------------------------
Colgate-Palmolive Co.                                      99,220           5,094,947
Dial Corp.                                                 29,500             590,590
Procter & Gamble Co.                                       63,580           5,657,984
                                                                           11,343,521
-------------------------------------------------------------------------------------
Industrial Conglomerates - 5.19%
-------------------------------------------------------------------------------------
General Electric Co.                                      747,190          24,059,518
-------------------------------------------------------------------------------------

                                                         NUMBER OF
                                                          SHARES             VALUE
-------------------------------------------------------------------------------------
Insurance - 4.18%
-------------------------------------------------------------------------------------
AFLAC, Inc.                                               108,100         $ 3,395,421
American International Group, Inc.                        202,100          12,918,232
Progressive Corp.                                          59,600           3,048,540
                                                                           19,362,193
-------------------------------------------------------------------------------------
Internet Software & Services - 0.82%
-------------------------------------------------------------------------------------
Network Associates, Inc.*                                 133,000           1,615,950
Overture Services, Inc. (1)*                               95,300           2,177,605
                                                                            3,793,555
-------------------------------------------------------------------------------------
IT Consulting & Services - 0.34%
-------------------------------------------------------------------------------------
Affiliated Computer Services, Inc.*                        33,770           1,586,515
-------------------------------------------------------------------------------------
Leisure Equipment & Products - 3.56%
-------------------------------------------------------------------------------------
GTECH Holdings Corp.*                                     117,000           2,334,150
Harley-Davidson, Inc.                                     299,100          14,165,376
                                                                           16,499,526
-------------------------------------------------------------------------------------
Machinery - 1.39%
-------------------------------------------------------------------------------------
Danaher Corp.                                             104,000           6,453,200
-------------------------------------------------------------------------------------
Media - 4.08%
-------------------------------------------------------------------------------------
AOL Time Warner, Inc.*                                    168,200           1,934,300
Comcast Corp., Class A*                                   336,500           7,032,850
Cox Communications, Inc., Class A*                        111,900           3,094,035
Viacom, Inc., Class B*                                    175,170           6,819,368
                                                                           18,880,553
-------------------------------------------------------------------------------------
Miscellaneous - 0.00%
-------------------------------------------------------------------------------------
Capesuccess LLC (2)*+                                      49,905                   0
Immedient Corp. (2)*+                                      13,056                   0
                                                                                    0
-------------------------------------------------------------------------------------
Multi-line Retail - 6.00%
-------------------------------------------------------------------------------------
Kohl's Corp.*                                             207,880          13,720,080
Wal-Mart Stores, Inc.                                     285,940          14,062,529
                                                                           27,782,609
-------------------------------------------------------------------------------------
Personal Products - 0.82%
-------------------------------------------------------------------------------------
Avon Products, Inc                                         81,850           3,786,381
-------------------------------------------------------------------------------------
Pharmaceuticals - 12.89%
-------------------------------------------------------------------------------------
Forest Laboratories, Inc.*                                 45,600           3,532,632
Johnson & Johnson                                         322,800          17,108,400
Merck & Co., Inc.                                          28,700           1,423,520
Mylan Laboratories, Inc.                                   94,200           3,055,848
Pfizer, Inc. (1)                                          896,230          28,993,041
Wyeth (1)                                                 140,100           5,589,990
                                                                           59,703,431
-------------------------------------------------------------------------------------
Semiconductor Equipment & Products - 6.42%
-------------------------------------------------------------------------------------
Altera Corp.*                                             278,150         $ 3,290,515
Applied Materials, Inc.*                                  168,210           2,501,283
Flextronics International Ltd.*                           424,800           3,364,416
Intel Corp.                                               560,450          10,530,855
KLA-Tencor Corp.*                                          25,100             988,689
Maxim Integrated Products, Inc.*                           80,600           2,835,508
Micron Technology, Inc.*                                   64,200           1,251,258
QLogic Corp.*                                              43,300           1,764,475
Texas Instruments, Inc.                                   138,000           3,194,700
                                                                           29,721,699
-------------------------------------------------------------------------------------
Software - 6.71%
-------------------------------------------------------------------------------------
Microsoft Corp.*                                          483,350          23,191,133
PeopleSoft, Inc.*                                          84,300           1,515,714
Symantec Corp.*                                            97,300           3,263,442
VERITAS Software Co.*                                     184,100           3,098,403
                                                                           31,068,692
-------------------------------------------------------------------------------------
Specialty Retail - 4.42%
-------------------------------------------------------------------------------------
AutoZone, Inc.*                                            33,400           2,463,250
Bed, Bath & Beyond, Inc.*                                  41,000           1,271,000
Best Buy Co., Inc.*                                        30,050             988,645
Home Depot, Inc.                                          381,600          11,783,808
Staples, Inc.*                                            136,000           2,269,840
Tiffany & Co.                                              69,300           1,707,552
                                                                           20,484,095
-------------------------------------------------------------------------------------
Textiles & Apparel - 0.68%
-------------------------------------------------------------------------------------
Jones Apparel Group, Inc.*                                 38,200           1,299,946
Limited Brands                                            102,300           1,838,331
                                                                            3,138,277
-------------------------------------------------------------------------------------
Tobacco - 0.53%
-------------------------------------------------------------------------------------
Philip Morris Cos., Inc.                                   53,700           2,472,885
Total Common Stocks (cost - $534,956,098)                                 457,385,431
-------------------------------------------------------------------------------------


PRINCIPAL
AMOUNT                                                        MATURITY                 INTEREST
(000)                                                          DATES                     RATES                 VALUE
-------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 0.81%
-------------------------------------------------------------------------------------------------------------------------
$     3,778    Repurchase Agreement dated 07/31/02
               with Societe Generale, collateralized
               by $2,982,000 U.S. Treasury Bonds,
               13.750%, due 08/15/04; (value -
               $3,854,235); proceeds: $3,778,187
               (cost - $3,778,000)                            08/01/02                   1.780%            $    3,778,000
-------------------------------------------------------------------------------------------------------------------------
Total Investments (cost - $538,734,098) - 99.54%                                                              461,163,431
Other assets in excess of liabilities - 0.46%                                                                   2,108,920
Net Assets - 100.00%                                                                                         $463,272,351
-------------------------------------------------------------------------------------------------------------------------

*       Non-Income producing security.

+ Security is being valued by a valuation committee under the direction of the board of trustees.

(1)    Security, or portion thereof, was on loan at July 31, 2002.

(2) Illiquid security, valued by a valuation committee under the direction of the board of trustees.


                 See accompanying notes to financial statements

UBS PACE Select Advisors Trust
UBS PACE Small/Medium Co Value Equity Investments
Portfolio of Investments - July 31, 2002

                                                         NUMBER OF
                                                          SHARES             VALUE
-------------------------------------------------------------------------------------
COMMON STOCKS - 98.24%
-------------------------------------------------------------------------------------
Aerospace & Defense - 3.18%
-------------------------------------------------------------------------------------
B.F. Goodrich Co. (1)                                     137,850         $ 3,075,433
BE Aerospace, Inc.*                                       195,500           2,052,750
Precision Castparts Corp.                                 110,000           2,882,000
                                                                            8,010,183
-------------------------------------------------------------------------------------
Banks - 6.16%
-------------------------------------------------------------------------------------
Colonial BancGroup, Inc.                                  217,500           3,129,825
Compass Bancshares, Inc.                                  150,000           4,828,500
Regions Financial Corp.                                    50,000           1,761,500
Sovereign Bancorp, Inc. (1)                               399,150           5,783,683
                                                                           15,503,508
-------------------------------------------------------------------------------------
Chemicals - 3.08%
-------------------------------------------------------------------------------------
Cabot Corp.                                               100,000           2,472,000
Engelhard Corp.                                           160,000           4,000,000
IMC Global, Inc.                                          118,250           1,283,013
                                                                            7,755,013
-------------------------------------------------------------------------------------
Commercial Services & Supplies - 13.61%
-------------------------------------------------------------------------------------
Avery Dennison Corp.                                       32,600           2,028,046
Cendant Corp.*                                            262,400           3,626,368
Certegy, Inc.*                                             49,150           1,608,188
Dun & Bradstreet Corp.*                                   114,600           3,707,310
Equifax, Inc.                                             180,500           3,826,600
H&R Block, Inc.                                            46,800           2,259,504
Herman Miller, Inc.                                       190,100           3,222,195
John H. Harland Co.                                       141,200           3,429,748
Pitney Bowes, Inc.                                         51,400           2,004,600
ServiceMaster Co.                                         295,300           3,602,660
Valassis Communications, Inc.*                            117,100           4,297,570
Waste Management, Inc.*                                    27,300             646,191
                                                                           34,258,980
-------------------------------------------------------------------------------------
Communications Equipment - 0.89%
-------------------------------------------------------------------------------------
Adaptec, Inc.*                                            378,950           2,235,805
-------------------------------------------------------------------------------------
Construction & Engineering - 0.40%
-------------------------------------------------------------------------------------
McDermott International, Inc.*                            213,600           1,001,784
-------------------------------------------------------------------------------------
Containers & Packaging - 0.80%
-------------------------------------------------------------------------------------
Pactiv Corp.*                                             110,400           2,005,968
-------------------------------------------------------------------------------------
Divesified Financials - 2.39%
-------------------------------------------------------------------------------------
Franklin Resources, Inc.                                   39,400           1,352,602
MBNA Corp.                                                129,750           2,515,853
T. Rowe Price & Associates, Inc.                           79,700           2,154,291
                                                                            6,022,746
-------------------------------------------------------------------------------------
Diversified Telecommunication Services - 1.95%
-------------------------------------------------------------------------------------
CenturyTel, Inc. (1)                                      184,200         $ 4,899,720
-------------------------------------------------------------------------------------
Electrical Equipment - 3.99%
-------------------------------------------------------------------------------------
Brady Corp., Class A                                       69,200           1,903,000
Energizer Holdings, Inc.*                                 127,600           3,426,060
Littelfuse, Inc. (1)*                                      27,100             571,810
Paxar Corp.*                                              256,500           4,142,475
                                                                           10,043,345
-------------------------------------------------------------------------------------
Electronic Equipment & Instruments - 2.32%
-------------------------------------------------------------------------------------
Solectron Corp.*                                          521,400           2,085,600
Symbol Technologies, Inc.                                 409,300           3,741,002
                                                                            5,826,602
-------------------------------------------------------------------------------------
Energy Equipment & Services - 4.43%
-------------------------------------------------------------------------------------
Input/Output, Inc.*                                       259,450           1,842,095
Superior Energy Services, Inc.*                           452,150           3,689,544
Universal Compression Holdings, Inc.*                     141,250           2,391,362
Veritas DGC, Inc. (1)*                                    261,900           3,226,608
                                                                           11,149,609
-------------------------------------------------------------------------------------
Food & Drug Retailing - 2.60%
-------------------------------------------------------------------------------------
Casey's General Stores, Inc.                              301,800           3,455,610
Fleming Cos., Inc. (1)                                    163,300           2,245,375
Kroger Co.*                                                19,500             379,860
Safeway, Inc.*                                             16,200             450,684
                                                                            6,531,529
-------------------------------------------------------------------------------------
Food Products - 1.77%
-------------------------------------------------------------------------------------
Creative Bakeries, Inc. (2)*                              882,000              88,200
McCormick & Co., Inc.                                     191,400           4,354,350
                                                                            4,442,550
-------------------------------------------------------------------------------------
Health Care Equipment & Supplies - 4.68%
-------------------------------------------------------------------------------------
Apogent Technologies, Inc.*                               210,100           4,075,940
Bausch & Lomb, Inc. (1)                                    73,800           2,441,304
Invacare Corp.                                             59,800           2,000,310
Sybron Dental Specialties, Inc.*                          249,199           3,266,999
                                                                           11,784,553
-------------------------------------------------------------------------------------
Health Care Providers & Services - 2.70%
-------------------------------------------------------------------------------------
Beverly Enterprises, Inc.*                                650,500           2,062,085
HEALTHSOUTH Corp.*                                        330,250           3,385,063
MS Health, Inc.                                            84,900           1,343,118
                                                                            6,790,266
-------------------------------------------------------------------------------------
Hotels, Restaurants & Leisure - 1.73%
-------------------------------------------------------------------------------------
Hilton Hotels Corp.                                       126,000           1,539,720
Six Flags, Inc.*                                          187,950           2,823,009
                                                                            4,362,729
-------------------------------------------------------------------------------------

                                                         NUMBER OF
                                                          SHARES             VALUE
-------------------------------------------------------------------------------------
Household Durables - 5.03%
-------------------------------------------------------------------------------------
American Greetings Corp., Class A (1)                     193,700         $ 3,112,759
Black & Decker Corp.                                      109,200           4,968,600
Fortune Brands, Inc.*                                      33,100           1,731,130
Leggett & Platt, Inc.                                     127,000           2,856,230
                                                                           12,668,719
-------------------------------------------------------------------------------------
Household Products - 0.85%
-------------------------------------------------------------------------------------
Clorox Co.                                                 55,700           2,144,450
-------------------------------------------------------------------------------------
Insurance - 5.01%
-------------------------------------------------------------------------------------
HCC Insurance Holdings, Inc.                               86,700           1,955,085
Horace Mann Educators Corp.                               108,100           1,843,105
Market Corp.*                                              19,000           3,847,500
MBIA, Inc.                                                 61,200           3,034,908
XL Capital Ltd., Class A                                   25,900           1,919,190
                                                                           12,599,788
-------------------------------------------------------------------------------------
IT Consulting & Services - 1.79%
-------------------------------------------------------------------------------------
SunGard Data Systems, Inc.*                               104,000           2,438,800
Unisys Corp.*                                             275,450           2,071,384
                                                                            4,510,184
-------------------------------------------------------------------------------------
Leisure Equipment & Products - 1.27%
-------------------------------------------------------------------------------------
Hasbro, Inc.                                              261,600           3,204,600
-------------------------------------------------------------------------------------
Machinery - 6.88%
-------------------------------------------------------------------------------------
AGCO Corp.*                                               133,650           2,396,345
EnPro Industries, Inc. (1)*                                27,570             154,116
Harsco Corp.                                               55,500           1,629,480
IDEX Corp.                                                 63,400           1,974,910
JLG Industries, Inc.                                      174,450           1,570,050
Joy Global, Inc.*                                         220,200           3,168,678
Stewart & Stevenson Services, Inc.                        114,400           1,616,472
Terex Corp.*                                              245,300           4,790,709
                                                                           17,300,760
-------------------------------------------------------------------------------------
Media - 7.68%
-------------------------------------------------------------------------------------
Grey Global Group, Inc.                                     2,915           1,967,625
Harte-Hanks Co.                                           162,450           3,146,656
Interpublic Group Cos., Inc.                               98,200           2,053,362
Lee Enterprises, Inc. (1)                                 157,800           5,246,850
McClatchy Co., Class A                                     89,500           4,985,150
Tribune Co.                                                48,500           1,935,150
                                                                           19,334,793
-------------------------------------------------------------------------------------
Metals & Mining - 1.13%
-------------------------------------------------------------------------------------
Arch Coal, Inc.                                           100,000         $ 1,652,000
Massey Energy Co.                                         163,100           1,197,154
                                                                            2,849,154
-------------------------------------------------------------------------------------
Multi-Line Retail - 1.00%
-------------------------------------------------------------------------------------
Neiman Marcus Group, Inc., Class A*                        88,500           2,504,550
-------------------------------------------------------------------------------------
Multi-Utilities - 1.17%
-------------------------------------------------------------------------------------
Avista Corp.                                              240,700           2,948,575
-------------------------------------------------------------------------------------
Paper & Forest Products - 1.37%
-------------------------------------------------------------------------------------
Louisiana-Pacific Corp.                                   436,450           3,456,684
-------------------------------------------------------------------------------------
Real Estate - 2.67%
-------------------------------------------------------------------------------------
Bedford Property Investors, Inc.                           48,000           1,223,520
Rouse Co.                                                 174,100           5,484,150
                                                                            6,707,670
-------------------------------------------------------------------------------------
Software - 1.17%
-------------------------------------------------------------------------------------
CareCentric, Inc.*                                          1,482                 741
Systems & Computer Technology Corp.*                      348,300           2,946,618
                                                                            2,947,359
-------------------------------------------------------------------------------------
Specialty Retail - 3.28%
-------------------------------------------------------------------------------------
Charming Shoppes, Inc.*                                   543,350           3,955,588
Office Depot, Inc.*                                       145,500           1,888,590
Toys R Us, Inc.*                                          179,200           2,415,616
                                                                            8,259,794
-------------------------------------------------------------------------------------
Textiles & Apparel - 1.26%
-------------------------------------------------------------------------------------
Jones Apparel Group, Inc.*                                 93,200           3,171,596
Total Common Stocks (cost - $234,645,286)                                 247,233,566
-------------------------------------------------------------------------------------
                                                         NUMBER OF
                                                         WARRANTS
-------------------------------------------------------------------------------------
Warrants - 0.00%
-------------------------------------------------------------------------------------
Diversified Financials - 0.00%
-------------------------------------------------------------------------------------
Imperial Credit Industries,
Inc., expiring 01/31/08* (cost - $0)                        4,914                 642
-------------------------------------------------------------------------------------


PRINCIPAL
AMOUNT                                                        MATURITY                 INTEREST
(000)                                                          DATES                     RATES                 VALUE
-------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 0.97%
-------------------------------------------------------------------------------------------------------------------------
$    2,441     Repurchase Agreement dated 07/31/02
               with State Street Bank & Trust Co.,
               collateralized by $1,883,138 U.S.
               Treasury Bonds, 7.875%, due 02/15/21;
               (value - $2,490,450); proceeds:
               $2,441,118 (cost - $2,441,000)                 08/01/02                   1.740%               $ 2,441,000
-------------------------------------------------------------------------------------------------------------------------
Total Investments (cost - $237,086,286) - 99.21%                                                              249,675,208
Other assets in excess of liabilities - 0.79%                                                                   1,987,660
Net Assets - 100.00%                                                                                         $251,662,868
-------------------------------------------------------------------------------------------------------------------------

*       Non-Income producing security.

(1)     Security, or portion thereof, was on loan at July 31, 2002.

(2)     Illiquid security representing 0.04% of net assets.

                    See accompanying notes to financial statements

                                                         NUMBER OF
                                                          SHARES             VALUE
-------------------------------------------------------------------------------------
COMMON STOCKS - 97.56%
-------------------------------------------------------------------------------------
Auto Components - 2.45%
-------------------------------------------------------------------------------------
Gentex Corp.*                                             214,200         $ 6,252,498
-------------------------------------------------------------------------------------
Banks - 8.51%
-------------------------------------------------------------------------------------
City National Corp.                                       120,700           6,258,295
Cullen/Frost Bankers, Inc.                                136,000           4,977,600
Downey Financial Corp.                                     79,500           3,384,315
Sovereign Bancorp, Inc. (1)                               128,000           1,854,720
Webster Financial Corp.                                   141,600           5,237,784
                                                                           21,712,714
-------------------------------------------------------------------------------------
Biotechnology - 5.93%
-------------------------------------------------------------------------------------
Cubist Pharmaceuticals, Inc. (1)*                         320,900           2,894,518
CV Therapeutics, Inc. (1)*                                106,300           2,657,500
Exelixis, Inc.*                                           222,200           1,553,178
Neurocrine Biosciences, Inc. (1)*                         218,500           8,021,135
                                                                           15,126,331
-------------------------------------------------------------------------------------
Commercial Services & Supplies - 4.03%
-------------------------------------------------------------------------------------
Bright Horizons Family Solutions*                         122,000           3,342,800
Corporate Executive Board Co.*                             26,300             794,523
Resources Connection, Inc.*                               134,100           2,470,122
West Corp.*                                               203,800           3,668,400
                                                                           10,275,845
-------------------------------------------------------------------------------------
Communications Equipment - 3.86%
-------------------------------------------------------------------------------------
Advanced Fibre Communications, Inc. (1)*                  367,400           6,330,302
CIENA Corp.*                                              211,770             853,433
Finisar Corp. (1)*                                        241,600             403,472
Tekelec*                                                  336,800           2,270,032
                                                                            9,857,239
-------------------------------------------------------------------------------------
Diversified Financials - 2.29%
-------------------------------------------------------------------------------------
Doral Financial Corp.                                     152,300           5,839,182
-------------------------------------------------------------------------------------
Electronic Equipment & Instruments - 0.61%
-------------------------------------------------------------------------------------
Fisher Scientific International, Inc.*                     32,600             888,350
Roper Industries, Inc.                                     22,500             669,375
                                                                            1,557,725
-------------------------------------------------------------------------------------
Energy Equipment & Services - 1.58%
-------------------------------------------------------------------------------------
Rowens Cos., Inc.                                          57,700           1,129,189
Pride International, Inc. (1)*                            215,600           2,899,820
                                                                            4,029,009
-------------------------------------------------------------------------------------
Food & Drug Retailing - 0.48%
-------------------------------------------------------------------------------------
Duane Reade, Inc. (1)*                                     82,600           1,222,480
-------------------------------------------------------------------------------------
Food Products - 2.21%
-------------------------------------------------------------------------------------
American Italian Pasta Co.*                               111,100           4,592,874
Peet's Coffee & Tea, Inc.*                                 71,600           1,035,336
                                                                            5,628,210
-------------------------------------------------------------------------------------
Health Care Equipment & Supplies - 1.41%
-------------------------------------------------------------------------------------
Inhale Therapeutic Systems, Inc. (1)*                     479,900         $ 3,599,250
-------------------------------------------------------------------------------------
Health Care Providers & Services - 0.86%
-------------------------------------------------------------------------------------
First Horizon Pharmaceutical Corp.*                       255,600           1,201,320
Triad Hospitals, Inc.*                                     25,000             999,500
                                                                            2,200,820
-------------------------------------------------------------------------------------
Hotels, Restaurants & Leisure - 13.50%
-------------------------------------------------------------------------------------
California Pizza Kitchen, Inc.*                            46,700           1,022,263
CEC Entertainment, Inc.*                                   87,600           3,302,520
Cheesecake Factory, Inc.*                                 201,137           7,289,205
Extended Stay America, Inc. (1)*                          314,300           4,400,200
Krispy Kreme Doughnuts, Inc. (1)*                         210,700           7,448,245
Ruby Tuesday, Inc.                                        131,500           2,537,950
Sonic Corp.*                                              300,762           8,445,397
                                                                           34,445,780
-------------------------------------------------------------------------------------
Household Durables - 4.95%
-------------------------------------------------------------------------------------
D.R. Horton, Inc.                                         294,450           6,536,790
KB HOME                                                   106,100           4,902,881
WCI Communities, Inc.*                                     64,300           1,195,980
                                                                           12,635,651
-------------------------------------------------------------------------------------
Insurance - 11.26%
-------------------------------------------------------------------------------------
Everest Re Group Ltd.                                     139,900           7,659,525
HCC Insurance Holdings, Inc.                               74,600           1,682,230
Hilb, Rogal & Hamilton Co.                                 21,800             938,490
PartnerRe Ltd. (1)                                        125,400           6,056,820
Radian Group, Inc.                                         96,200           4,405,960
RenaissanceRe Holdings Ltd.                               104,900           4,091,100
W.R. Berkley Corp.                                        110,400           3,898,224
                                                                           28,732,349
-------------------------------------------------------------------------------------
Internet Software & Services - 0.63%
-------------------------------------------------------------------------------------
WebEx Communications, Inc. (1)*                           119,100           1,610,232
-------------------------------------------------------------------------------------
IT Consulting & Services - 0.35%
-------------------------------------------------------------------------------------
Priority Healthcare Corp.*                                 42,000             879,480
-------------------------------------------------------------------------------------
Machinery - 0.80%
-------------------------------------------------------------------------------------
CoorsTek, Inc.*                                            94,800           2,039,148
-------------------------------------------------------------------------------------
Media - 8.09%
-------------------------------------------------------------------------------------
Cumulus Media, Inc., Class A*                             242,400           3,233,616
Getty Images, Inc.*                                       167,100           2,752,471
Lin TV Corp., Class A*                                    255,600           5,382,936
Mediacom Communications Corp., Class A (1)*               397,600           2,186,800
Radio One, Inc., Class A*                                 197,100           2,966,355
Westwood One, Inc.*                                       129,500           4,111,625
                                                                           20,633,803
-------------------------------------------------------------------------------------

                                                         NUMBER OF
                                                          SHARES             VALUE
-------------------------------------------------------------------------------------
Multi-Line Retail - 5.28%
-------------------------------------------------------------------------------------
Dollar Tree Stores, Inc.*                                 327,175        $ 10,206,715
MSC Industrial Direct Co., Inc., Class A*                 200,600           3,251,726
                                                                           13,458,441
-------------------------------------------------------------------------------------
Pharmaceuticals - 3.06%
-------------------------------------------------------------------------------------
Cima Labs, Inc.*                                          107,900           2,147,210
Inspire Pharmaceuticals, Inc.*                            160,900            561,541
Trimeris, Inc. (1)*                                       108,700           5,083,899
                                                                            7,792,650
-------------------------------------------------------------------------------------
Road & Rail - 1.13%
-------------------------------------------------------------------------------------
Arkansas Best Corp.*                                      133,500           2,871,585
-------------------------------------------------------------------------------------
Semiconductor Equipment & Products - 1.77%
-------------------------------------------------------------------------------------
Applied Micro Circuits Corp.*                             159,900             737,139
Micrel, Inc.*                                             243,100           2,788,357
Vitesse Semiconductor Corp.*                              408,700             989,054
                                                                            4,514,550
-------------------------------------------------------------------------------------
Software - 3.99%
-------------------------------------------------------------------------------------
Cerner Corp. (1)*                                          53,100           2,304,540
Jack Henry & Associates, Inc.                             296,200           4,226,774
NetIQ Corp.*                                               62,100           1,230,201
Quest Software, Inc. (1)*                                 250,900           2,428,712
                                                                           10,190,227
-------------------------------------------------------------------------------------
Specialty Retail - 6.61%
-------------------------------------------------------------------------------------
Bed, Bath & Beyond, Inc.*                                  90,000         $ 2,790,000
Cost Plus, Inc.*                                          183,700           4,480,443
GameStop Corp.*                                            39,700             694,750
Linens `n Things, Inc.*                                    54,100           1,317,335
Lowe's Cos., Inc.                                          30,000           1,135,500
Rent-A-Center, Inc.*                                       59,600           3,189,196
Too, Inc.*                                                119,000           2,976,190
Tweeter Home Entertainment Group, Inc.*                    45,300             278,595
                                                                           16,862,009
-------------------------------------------------------------------------------------
Textiles & Apparel - 1.92%
-------------------------------------------------------------------------------------
Coach, Inc. (1)*                                          215,200           4,906,560
-------------------------------------------------------------------------------------
Total Common Stocks (cost - $279,501,631)                                 248,873,768
-------------------------------------------------------------------------------------


PRINCIPAL
AMOUNT                                                        MATURITY                 INTEREST
(000)                                                          DATE                      RATE                  VALUE
-------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 1.77%
-------------------------------------------------------------------------------------------------------------------------
$  4,521       Repurchase Agreement dated 07/31/02
               with State Street Bank & Trust Co.,
               collateralized by $3,487,778 U.S.
               Treasury Bonds, 7.875%, due 02/15/21;
               (value - $4,612,586); proceeds:
               $4,521,219 (cost - $4,521,000)                08/01/02                   1.740%                 4,521,000
-------------------------------------------------------------------------------------------------------------------------
Total Investments (cost - $284,022,631) - 99.33%                                                             253,394,768
Other assets in excess of liabilities - 0.67%                                                                  1,718,191
Net Assets - 100.00%                                                                                        $255,112,959
-------------------------------------------------------------------------------------------------------------------------

*       Non-Income producing security.

(1)     Security, or portion thereof, was on loan at July 31, 2002.



                  See accompanying notes to financial statements

UBS PACE Select Advisors Trust
UBS PACE International Equity Investments
Portfolio of Investments - July 31, 2002

                                                         NUMBER OF
                                                          SHARES             VALUE
-------------------------------------------------------------------------------------
COMMON STOCKS - 97.10%
-------------------------------------------------------------------------------------
AUSTRALIA - 1.92%
-------------------------------------------------------------------------------------
Banks - 0.78%
-------------------------------------------------------------------------------------
Westpac Banking Corp. Ltd.*                               335,000         $ 2,779,926
Media - 0.34%
-------------------------------------------------------------------------------------
News Corp. Ltd.                                           245,000           1,223,847
Metals & Mining - 0.80%
-------------------------------------------------------------------------------------
BHP Billiton Ltd.                                         544,092           2,821,524
Total Australia Common Stocks                                               6,825,297
-------------------------------------------------------------------------------------
BRAZIL - 0.19%
-------------------------------------------------------------------------------------
Paper & Forest Products - 0.19%
-------------------------------------------------------------------------------------
Aracruz Celulose S.A., ADR                                 35,000             656,250
-------------------------------------------------------------------------------------
FINLAND - 1.11%
-------------------------------------------------------------------------------------
Paper & Forest Products - 1.11%
-------------------------------------------------------------------------------------
UPM-Kymmene OYJ                                           120,621           3,934,338
-------------------------------------------------------------------------------------
FRANCE - 12.19%
-------------------------------------------------------------------------------------
Automobiles - 1.25%
-------------------------------------------------------------------------------------
PSA Peugeot Citroen                                        91,635           4,430,380
Banks - 1.67%
-------------------------------------------------------------------------------------
BNP Paribas S.A.*                                         129,125           5,929,286
Construction & Engineering - 1.17%
-------------------------------------------------------------------------------------
Vinci S.A.                                                 71,291           4,154,858
Household Durables - 1.08%
-------------------------------------------------------------------------------------
Thomson Multimedia*                                       163,229           3,825,996
Multi-Utilities - 1.19%
-------------------------------------------------------------------------------------
Suez Lyonnaise des Eaux S.A.                              193,414           4,205,768
Oil & Gas - 2.42%
-------------------------------------------------------------------------------------
Total FINA S.A., Series B                                  59,452           8,589,402
Pharmaceuticals - 3.41%
-------------------------------------------------------------------------------------
Aventis S.A.                                              111,215           7,298,652
Sanofi-Synthelabo S.A.                                     81,172           4,786,380
                                                                           12,085,032
-------------------------------------------------------------------------------------
Total France Common Stocks                                                 43,220,722
-------------------------------------------------------------------------------------
GERMANY - 1.16%
-------------------------------------------------------------------------------------
Banks - 1.16%
-------------------------------------------------------------------------------------
Deutsche Bank AG*                                          72,032           4,100,677
-------------------------------------------------------------------------------------
HONG KONG - 3.70%
-------------------------------------------------------------------------------------
Airlines - 1.33%
-------------------------------------------------------------------------------------
Cathay Pacific Airways Ltd.                             3,070,000           4,723,107
Banks - 1.21%
-------------------------------------------------------------------------------------
Hang Seng Bank Ltd.*                                      387,000           4,291,759
Industrial Conglomerates - 1.16%
-------------------------------------------------------------------------------------
Hutchison Whampoa Ltd.                                    560,300           4,094,526
Total Hong Kong Common Stocks                                              13,109,392
-------------------------------------------------------------------------------------
HUNGARY - 0.48%
-------------------------------------------------------------------------------------
Banks - 0.48%
-------------------------------------------------------------------------------------
OTP Bank Rt., ADR+                                        108,000         $ 1,715,904
-------------------------------------------------------------------------------------
INDONESIA - 0.94%
-------------------------------------------------------------------------------------
Automobiles - 0.21%
-------------------------------------------------------------------------------------
PT Astra International TBK*                             1,800,000             739,699
Diversified Telecommunication Services - 0.58%
-------------------------------------------------------------------------------------
PT Telekomunikasi Indonesia, Series B                   5,087,000           2,062,411
Tobacco - 0.15%
-------------------------------------------------------------------------------------
PT Hanjaya Mandala Sampoerna TBK*                       1,200,000             522,919
Total Indonesia Common Stocks                                               3,325,029
-------------------------------------------------------------------------------------
IRELAND - 1.19%
-------------------------------------------------------------------------------------
Banks - 1.19%
-------------------------------------------------------------------------------------
Bank of Ireland*                                          376,359           4,231,516
-------------------------------------------------------------------------------------
ITALY - 6.90%
-------------------------------------------------------------------------------------
Banks - 1.26%
-------------------------------------------------------------------------------------
UniCredito Italiano SpA                                 1,152,200           4,457,891
Diversified Telecommunication Services - 1.47%
-------------------------------------------------------------------------------------
Telecom Italia SpA                                        984,196           5,205,708
Insurance - 1.05%
-------------------------------------------------------------------------------------
Riunione Adriatica di Sicurta SpA                         332,994           3,721,573
Oil & Gas - 1.80%
-------------------------------------------------------------------------------------
ENI SpA (1)                                               423,578           6,393,527
Transportation Infrastructure - 1.32%
-------------------------------------------------------------------------------------
Autostrade - Concessioni e Costruzioni
  Autostrade SpA                                          578,397           4,690,950
Total Italy Common Stocks                                                  24,469,649
-------------------------------------------------------------------------------------
JAPAN - 22.41%
-------------------------------------------------------------------------------------
Air Freight & Couriers - 0.88%
-------------------------------------------------------------------------------------
Yamato Transport Co. Ltd.*                                177,000           3,118,487
Automobiles - 1.82%
-------------------------------------------------------------------------------------
Honda Motor Co. Ltd.                                       96,000           3,991,984
Toyota Motor Corp.                                        103,000           2,464,053
                                                                            6,456,037
-------------------------------------------------------------------------------------
Auto Components - 1.66%
-------------------------------------------------------------------------------------
Bridgestone Corp. (1)                                     143,000           2,017,953
Denso Corp.                                               246,600           3,856,728
                                                                            5,874,681
-------------------------------------------------------------------------------------
Chemicals - 1.04%
-------------------------------------------------------------------------------------
Shin Etsu Chemical Co. Ltd.                               105,900           3,678,557
Commercial Services & Supplies - 2.00%
-------------------------------------------------------------------------------------
Secom Co. Ltd.                                             82,000           3,916,500
Toppan Printing Co.                                       364,000           3,194,422
                                                                            7,110,922
-------------------------------------------------------------------------------------

                                                         NUMBER OF
                                                          SHARES             VALUE
-------------------------------------------------------------------------------------
JAPAN - (CONCLUDED)
-------------------------------------------------------------------------------------
Diversified Financials - 2.04%
-------------------------------------------------------------------------------------
Aiful Corp. (1)                                            42,400         $ 2,697,795
Credit Saison Co. Ltd.                                     97,000           2,275,969
Nomura Securities Co. Ltd.                                168,000           2,245,892
                                                                            7,219,656
-------------------------------------------------------------------------------------
Diversified Telecommunication Services - 0.61%
-------------------------------------------------------------------------------------
Nippon Telephone & Telegraph Corp. (NTT)                      526           2,152,138
Electrical Equipment - 0.80%
-------------------------------------------------------------------------------------
Mabuchi Motor Co. Ltd.                                     30,400           2,830,327
Electronic Equipment & Instruments - 0.77%
-------------------------------------------------------------------------------------
TDK Corp.*                                                 60,900           2,745,992
Hotels, Restaurants & Leisure - 0.63%
-------------------------------------------------------------------------------------
Namco Ltd.                                                135,000           2,234,218
Household Durables - 0.82%
-------------------------------------------------------------------------------------
Sony Corp.                                                 64,400           2,909,185
Household Products - 1.09%
-------------------------------------------------------------------------------------
Kao Corp.                                                 172,000           3,877,755
Insurance - 0.61%
-------------------------------------------------------------------------------------
Millea Holdings, Inc.*                                        277           2,174,182
Leisure Equipment & Products - 0.66%
-------------------------------------------------------------------------------------
Fuji Photo Film Co. Ltd.                                   76,000           2,354,375
Multi-line Retail - 2.48%
-------------------------------------------------------------------------------------
Aeon Co. Ltd.                                              96,000           2,653,307
Ito-Yokado Co. Ltd.                                        60,000           2,760,521
Marui Co. Ltd.                                            293,000           3,373,806
                                                                            8,787,634
-------------------------------------------------------------------------------------
Office Electronics - 1.29%
-------------------------------------------------------------------------------------
Canon, Inc.                                               135,000           4,576,653
Pharmaceuticals - 1.52%
-------------------------------------------------------------------------------------
Taisho Pharmaceutical Co.                                  92,000           1,405,811
Yamanouchi Pharmaceutical Co.                             159,000           3,982,966
                                                                            5,388,777
-------------------------------------------------------------------------------------
Semiconductor Equipment & Products - 0.68%
-------------------------------------------------------------------------------------
Rohm Co. Ltd.                                              18,400           2,409,085
Software - 0.24%
-------------------------------------------------------------------------------------
Sorun Corp.                                               106,600             858,960
Trading Companies & Distributors - 0.77%
-------------------------------------------------------------------------------------
Sumitomo Corp.*                                           505,000           2,719,815
Total Japan Common Stocks                                                  79,477,436
-------------------------------------------------------------------------------------
KOREA - 2.76%
-------------------------------------------------------------------------------------
Airlines - 0.80%
-------------------------------------------------------------------------------------
Korean Air Co. Ltd.*                                      184,250           2,838,827
Banks - 0.47%
-------------------------------------------------------------------------------------
Kookmin Bank*                                              23,450           1,094,864
Kookmin Bank, ADR                                          12,204             567,242
                                                                            1,662,106
-------------------------------------------------------------------------------------
KOREA - (CONCLUDED)
-------------------------------------------------------------------------------------
Diversified Telecommunication Services - 0.65%
-------------------------------------------------------------------------------------
KT Corp., ADR (1)                                         113,000         $ 2,307,460
Metals & Mining - 0.55%
-------------------------------------------------------------------------------------
Pohang Iron & Steel Co. Ltd., ADR*                         19,700           1,956,621
Semiconductor Equipment & Products - 0.29%
-------------------------------------------------------------------------------------
Samsung Electronics Co. Ltd.*                               3,680           1,038,710
Total Korea Common Stocks                                                   9,803,724
-------------------------------------------------------------------------------------
MALAYSIA - 0.97%
-------------------------------------------------------------------------------------
Banks - 0.53%
-------------------------------------------------------------------------------------
Commerce Asset-Holding Berhad*                            400,000             857,895
Malayan Banking Berhad*                                   450,000           1,030,263
                                                                            1,888,158
-------------------------------------------------------------------------------------
Hotels, Restaurants & Leisure - 0.44%
-------------------------------------------------------------------------------------
Resorts World Berhad*                                     570,000           1,560,000
Total Malaysia Common Stocks                                                3,448,158
-------------------------------------------------------------------------------------
MEXICO - 0.61%
-------------------------------------------------------------------------------------
Banks - 0.61%
-------------------------------------------------------------------------------------
Grupo Financiero BBVA Bancomer
  S.A. de C.V., Series B (1)*                           2,700,000           2,162,534
-------------------------------------------------------------------------------------
NETHERLANDS - 6.03%
-------------------------------------------------------------------------------------
Air Freight & Couriers - 0.74%
-------------------------------------------------------------------------------------
TPG N.V.                                                  142,228           2,630,217
Diversified Financials - 1.72%
-------------------------------------------------------------------------------------
ING Group N.V.                                            281,085           6,084,633
Food & Drug Retailing - 1.54%
-------------------------------------------------------------------------------------
Koninklijke Ahold N.V.                                    326,447           5,455,018
Media - 1.01%
-------------------------------------------------------------------------------------
VNU N.V.                                                  159,085           3,601,087
Semiconductor Equipment & Products - 1.02%
-------------------------------------------------------------------------------------
ASML Holding N.V.*                                        295,110           3,613,253
Total Netherlands Common Stocks                                            21,384,208
-------------------------------------------------------------------------------------
PORTUGAL - 1.26%
-------------------------------------------------------------------------------------
Diversified Telecommunication Services - 1.26%
-------------------------------------------------------------------------------------
Portugal Telecom, SGPS, S.A.                              733,853           4,456,616
-------------------------------------------------------------------------------------
RUSSIA - 0.31%
-------------------------------------------------------------------------------------
Industrial Conglomerates - 0.31%
-------------------------------------------------------------------------------------
YUKOS, ADR*                                                 8,200           1,088,550
-------------------------------------------------------------------------------------
SOUTH AFRICA - 1.22%
-------------------------------------------------------------------------------------
Metals & Mining - 0.78%
-------------------------------------------------------------------------------------
Anglo American PLC*                                       104,000           1,291,640
Gold Fields Ltd.*                                         140,000           1,498,208
                                                                            2,789,848
-------------------------------------------------------------------------------------
Paper & Forest Products - 0.44%
-------------------------------------------------------------------------------------
Sappi Ltd.*                                               130,000           1,563,497
Total South Africa Common Stocks                                            4,353,345
-------------------------------------------------------------------------------------

                                                         NUMBER OF
                                                          SHARES             VALUE
-------------------------------------------------------------------------------------
SPAIN - 4.65%
-------------------------------------------------------------------------------------
Banks - 2.54%
-------------------------------------------------------------------------------------
Banco Bilbao Vizcaya Argenta                              561,099         $ 5,303,606
Banco Santander Central Hispano S.A.*                     604,231           3,716,782
                                                                            9,020,388
-------------------------------------------------------------------------------------
Diversified Telecommunication Services - 2.11%
-------------------------------------------------------------------------------------
Telefonica S.A.*                                          846,796           7,464,931
-------------------------------------------------------------------------------------
Total Spain Common Stocks                                                  16,485,319
-------------------------------------------------------------------------------------
SWEDEN - 5.01%
-------------------------------------------------------------------------------------
Building Products - 1.48%
-------------------------------------------------------------------------------------
Assa Abloy AB, Series B*                                  454,000           5,248,831
Household Durables - 1.35%
-------------------------------------------------------------------------------------
Electrolux AB, Series B                                   259,000           4,777,392
-------------------------------------------------------------------------------------
Machinery - 2.18%
-------------------------------------------------------------------------------------
Atlas Copco AB*                                           157,900           3,335,740
SKF AB, Series B (1)                                      168,500           4,409,743
                                                                            7,745,483
-------------------------------------------------------------------------------------
Total Sweden Common Stocks                                                 17,771,706
-------------------------------------------------------------------------------------
SWITZERLAND - 3.22%
-------------------------------------------------------------------------------------
Banks - 1.29%
-------------------------------------------------------------------------------------
Credit Suisse Group S.A.*                                 190,000           4,548,366
Food Products - 1.93%
-------------------------------------------------------------------------------------
Nestle S.A.                                                31,900           6,851,310
Total Switzerland Common Stocks                                            11,399,676
-------------------------------------------------------------------------------------
THAILAND - 0.74%
-------------------------------------------------------------------------------------
Banks - 0.74%
-------------------------------------------------------------------------------------
Bangkok Bank Public Co. Ltd. (1)*                       1,200,000           1,941,933
Siam Commercial Bank Public Co. Ltd.*                   1,100,500             674,390
                                                                            2,616,323
-------------------------------------------------------------------------------------
UNITED KINGDOM - 18.13%
-------------------------------------------------------------------------------------
Aerospace & Defense - 1.36%
-------------------------------------------------------------------------------------
BAE SYSTEMS PLC*                                        1,035,000         $ 4,819,678
Banks - 5.14%
-------------------------------------------------------------------------------------
Abbey National PLC*                                       495,000           6,025,652
Barclays PLC*                                             578,000           4,416,702
Royal Bank of Scotland Group PLC                          296,000           7,770,741
                                                                           18,213,095
-------------------------------------------------------------------------------------
Beverages - 1.67%
-------------------------------------------------------------------------------------
Diageo PLC                                                489,000           5,929,690
Insurance - 0.92%
-------------------------------------------------------------------------------------
Aviva PLC*                                                490,000           3,254,217
Internet & Catalog Retail - 0.87%
-------------------------------------------------------------------------------------
GUS PLC                                                   407,000           3,094,131
Media - 2.43%
-------------------------------------------------------------------------------------
British Sky Broadcasting Group PLC*                       461,639           4,321,064
WPP Group PLC                                             567,000           4,297,207
                                                                            8,618,271
-------------------------------------------------------------------------------------
Oil & Gas - 3.12%
-------------------------------------------------------------------------------------
BP Amoco PLC                                            1,423,832          11,057,999
Wireless Telecommunication Services - 2.62%
-------------------------------------------------------------------------------------
Vodafone Group PLC                                      6,131,578           9,294,059
Total United Kingdom Common Stocks                                         64,281,140
-------------------------------------------------------------------------------------
Total Common Stocks (cost - $388,785,825)                                 344,317,509
-------------------------------------------------------------------------------------


PRINCIPAL
AMOUNT                                                        MATURITY                 INTEREST
(000)                                                          DATE                      RATE                  VALUE
-------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 1.59%
-------------------------------------------------------------------------------------------------------------------------
$     5,641   Repurchase Agreement dated 07/31/02
              with State Street Bank & Trust Co.,
              collateralized by $4,351,815 U.S.
              Treasury Bonds 7.875%, due 02/15/21;
              (value - $5,755,275); proceeds:
              $5,641,273 (cost - $5,641,000)                 08/01/02                   1.740%                $ 5,641,000
-------------------------------------------------------------------------------------------------------------------------
Total Investments (cost - $394,426,825) - 98.69%                                                              349,958,509
Other assets in excess of liabilities - 1.31%                                                                   4,643,557
Net Assets - 100.00%                                                                                         $354,602,066
-------------------------------------------------------------------------------------------------------------------------

*       Non-Income producing security.

+ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified Institutional buyers.

ADR     American Depositary Receipt.

(1)     Security, or portion thereof, was on loan at July 31, 2002.

                       See accompanying notes to financial statements

UBS PACE Select Advisors Trust

UBS PACE International Emerging Markets Equity Investments
Portfolio of Investments - July 31, 2002

                                                         NUMBER OF
                                                          SHARES             VALUE
-------------------------------------------------------------------------------------
COMMON STOCKS - 87.55%
-------------------------------------------------------------------------------------
BRAZIL - 2.19%
-------------------------------------------------------------------------------------
Beverages - 0.08%
-------------------------------------------------------------------------------------
Companhia de Bebidas das Americas (AmBev), ADR              4,800           $  58,464
-------------------------------------------------------------------------------------
Diversified Telecommunication Services - 0.31%
-------------------------------------------------------------------------------------
Brasil Telecom Participacoes S.A., ADR                     10,108             237,538
Brasil Telecom S.A.                                       186,521                 469
                                                                              238,007
-------------------------------------------------------------------------------------
Food & Drug Retailing - 0.65%
-------------------------------------------------------------------------------------
Pao de Acucar CBD, ADR                                     41,860             501,483
-------------------------------------------------------------------------------------
Metals & Mining - 0.69%
-------------------------------------------------------------------------------------
Companhia Vale do Rio Doce, ADR                             7,228             161,184
Companhia Vale do Rio Doce "A"                             16,900             371,214
                                                                              532,398
-------------------------------------------------------------------------------------
Oil & Gas - 0.24%
-------------------------------------------------------------------------------------
Petroleo Brasileiro S.A. - Petrobras, ADR                  15,516             185,416
-------------------------------------------------------------------------------------
Water Utilities - 0.22%
-------------------------------------------------------------------------------------
Companhia de Saneamento Basico do
  Estado de Sao Paulo                                   7,500,000             172,348
Total Brazil Common Stocks                                                  1,688,116
-------------------------------------------------------------------------------------
CHILE - 0.65%
-------------------------------------------------------------------------------------
Banks - 0.65%
-------------------------------------------------------------------------------------
Banco Santiago S.A., ADR                                   30,300             502,071
-------------------------------------------------------------------------------------
CHINA - 1.30%
-------------------------------------------------------------------------------------
Metals & Mining - 0.23%
-------------------------------------------------------------------------------------
Angang New Steel Co. Ltd., Class H                      1,290,000             173,655
-------------------------------------------------------------------------------------
Oil & Gas - 1.07%
-------------------------------------------------------------------------------------
PetroChina Co. Ltd., Class H                            3,926,000             830,505
Total China Common Stocks                                                   1,004,160
-------------------------------------------------------------------------------------
CZECH REPUBLIC - 0.64%
-------------------------------------------------------------------------------------
Banks - 0.64%
-------------------------------------------------------------------------------------
Komercni Banka A.S.                                         9,360             496,535
Komercni Banka A.S., GDR                                        2                  35
                                                                              496,570
-------------------------------------------------------------------------------------
HONG KONG - 3.75%
-------------------------------------------------------------------------------------
Industrial Conglomerates - 0.88%
-------------------------------------------------------------------------------------
China Merchant Holdings International Co. Ltd.            414,000             302,540
Shanghai Industrial Holdings Ltd.                         220,000             376,541
                                                                              679,081
-------------------------------------------------------------------------------------
Transportation Infrastructure - 0.59%
-------------------------------------------------------------------------------------
Cosco Pacific Ltd.                                        562,000             457,529
-------------------------------------------------------------------------------------
HONG KONG - (CONCLUDED)
-------------------------------------------------------------------------------------
Wireless Telecommunication Services - 2.28%
-------------------------------------------------------------------------------------
China Mobile (Hong Kong) Ltd.*                            635,000         $ 1,766,614
Total Hong Kong Common Stocks                                               2,903,224
-------------------------------------------------------------------------------------
HUNGARY - 0.11%
-------------------------------------------------------------------------------------
Pharmaceuticals - 0.11%
-------------------------------------------------------------------------------------
Gedeon Richter Ltd., GDS                                    1,560              81,510
-------------------------------------------------------------------------------------
INDIA - 5.94%
-------------------------------------------------------------------------------------
Automobiles - 0.22%
-------------------------------------------------------------------------------------
Bajaj Auto Ltd.                                            19,500             168,741
-------------------------------------------------------------------------------------
Banks - 0.37%
-------------------------------------------------------------------------------------
State Bank of India                                        60,200             287,138
-------------------------------------------------------------------------------------
Chemicals - 0.65%
-------------------------------------------------------------------------------------
Reliance Industries Ltd.                                  100,325             505,235
-------------------------------------------------------------------------------------
Diversified Financials - 0.42%
-------------------------------------------------------------------------------------
Housing Development Finance Corp. Ltd.                     25,000             325,092
-------------------------------------------------------------------------------------
Household Products - 0.41%
-------------------------------------------------------------------------------------
Hindustan Lever Ltd.                                       88,800             312,187
-------------------------------------------------------------------------------------
Industrial Conglomerates - 0.00%
-------------------------------------------------------------------------------------
Gesco Corp. Ltd.                                                2                   1
-------------------------------------------------------------------------------------
IT Consulting & Services - 1.82%
-------------------------------------------------------------------------------------
Infosys Technologies                                       15,900             994,518
Satyam Computer Services Ltd.                              97,400             415,412
                                                                            1,409,930
-------------------------------------------------------------------------------------
Marine - 0.00%
-------------------------------------------------------------------------------------
Great Eastern Shipping Co.                                     90                  51
-------------------------------------------------------------------------------------
Pharmaceuticals - 1.51%
-------------------------------------------------------------------------------------
Dr. Reddy's Laboratories Ltd.                              26,500             464,458
Ranbaxy Laboratories Ltd.                                  40,300             704,836
                                                                            1,169,294
-------------------------------------------------------------------------------------
Tobacco - 0.54%
-------------------------------------------------------------------------------------
ITC Ltd.                                                   32,000             415,329
Total India Common Stocks                                                   4,592,998
-------------------------------------------------------------------------------------
INDONESIA - 1.67%
-------------------------------------------------------------------------------------
Diversified Telecommunication Services - 1.44%
-------------------------------------------------------------------------------------
PT Telekomunikasi Indonesia, Series B                   2,752,660           1,116,005
-------------------------------------------------------------------------------------
Tobacco - 0.23%
-------------------------------------------------------------------------------------
PT Hanjaya Mandala Sampoerna TBK                          400,500             174,524
Total Indonesia Common Stocks                                               1,290,529
-------------------------------------------------------------------------------------
ISRAEL - 1.48%
-------------------------------------------------------------------------------------
Internet Software & Services - 1.48%
-------------------------------------------------------------------------------------
Check Point Software Technologies Ltd.*                    68,015           1,141,292
-------------------------------------------------------------------------------------

                                                         NUMBER OF
                                                          SHARES             VALUE
-------------------------------------------------------------------------------------
KOREA - 21.19%
-------------------------------------------------------------------------------------
Automobiles - 1.83%
-------------------------------------------------------------------------------------
Hyundai Motor Co. Ltd.                                     47,140         $ 1,414,600
-------------------------------------------------------------------------------------
Banks - 5.61%
-------------------------------------------------------------------------------------
Kookmin Bank                                               42,738           1,995,407
Kookmin Bank, ADR                                          12,651             588,019
Koram Bank*                                                82,140             704,256
Shinhan Financial Group Co. Ltd.                           73,410           1,046,934
                                                                            4,334,616
-------------------------------------------------------------------------------------
Chemicals - 0.62%
-------------------------------------------------------------------------------------
LG Chemicals Ltd.                                          13,000             480,051
-------------------------------------------------------------------------------------
Diversified Financials - 0.09%
-------------------------------------------------------------------------------------
Korea Exchange Bank Credit Services Co. Ltd.                3,680              69,664
-------------------------------------------------------------------------------------
Electronic Equipment & Instruments - 0.44%
-------------------------------------------------------------------------------------
Samsung Electro Mechanics Co. Ltd.                          7,800             341,002
-------------------------------------------------------------------------------------
Metals & Mining - 1.96%
-------------------------------------------------------------------------------------
Pohang Iron & Stell Co. Ltd. (POSCO)                        8,500             844,227
Pohang Iron & Steel Col Ltd. (POSCO), ADR                  27,420             672,887
                                                                            1,517,114
-------------------------------------------------------------------------------------
Multi-line Retail - 1.13%
-------------------------------------------------------------------------------------
Hyundai Department Store Co. Ltd.                          12,600             395,756
Shinsegae Co. Ltd.                                          2,900             475,127
                                                                              870,883
-------------------------------------------------------------------------------------
Road & Rail - 0.42%
-------------------------------------------------------------------------------------
Hanjin Transportation Co. Ltd.                             23,500             328,162
-------------------------------------------------------------------------------------
Semiconductor Equipment & Products - 6.69%
-------------------------------------------------------------------------------------
Samsung Electronics Co.                                    18,328           5,173,226
-------------------------------------------------------------------------------------
Wireless Telecommunication Services - 2.40%
-------------------------------------------------------------------------------------
SK Telecom Co. Ltd.                                         9,480           1,858,981
Total Korea Common Stocks                                                  16,388,299
-------------------------------------------------------------------------------------
MALAYSIA - 5.75%
-------------------------------------------------------------------------------------
Banks - 1.89%
-------------------------------------------------------------------------------------
Commerce Asset-Holdings Berhad                            277,000             594,092
Hong Leong Bank Berhad                                    301,000             431,698
Public Bank Berhad                                        576,250             438,253
                                                                            1,464,043
-------------------------------------------------------------------------------------
Construction & Engineering - 0.44%
-------------------------------------------------------------------------------------
Road Builder (M) Holdings Berhad                          235,000             340,131
-------------------------------------------------------------------------------------
Hotels, Restaurants & Leisure - 2.28%
-------------------------------------------------------------------------------------
Genting Berhad                                            155,000             571,053
Resorts World Berhad                                      436,000           1,193,263
                                                                            1,764,316
-------------------------------------------------------------------------------------
MALAYSIA - (CONCLUDED)
-------------------------------------------------------------------------------------
Transportation Infrastructure - 0.60%
-------------------------------------------------------------------------------------
PLUS Expressways Berhad                                   730,000          $  461,053
-------------------------------------------------------------------------------------
Wireless Telecommunication Services - 0.54%
-------------------------------------------------------------------------------------
Maxis Communications Berhad                               279,000             414,829
Total Malaysia Common Stocks                                                4,444,372
-------------------------------------------------------------------------------------
MEXICO - 11.10%
-------------------------------------------------------------------------------------
Banks - 2.21%
-------------------------------------------------------------------------------------
Grupo Financiero Banorte S.A. de C.V., Series O*          125,000             302,265
Grupo Financiero BBVA Bancomer S.A.
  de C.V. (GFB), Series B(1)*                           1,756,899           1,407,168
                                                                            1,709,433
-------------------------------------------------------------------------------------
Beverages - 1.44%
-------------------------------------------------------------------------------------
Coca-Cola Femsa, S.A. de C.V., ADR                         16,730             372,577
Grupo Modelo S.A. de C.V., Series C                       322,450             740,243
                                                                            1,112,820
-------------------------------------------------------------------------------------
Construction Materials - 0.17%
-------------------------------------------------------------------------------------
Apasco S.A. de C.V.                                        21,191             133,836
-------------------------------------------------------------------------------------
Diversified Telecommunication Services - 3.04%
-------------------------------------------------------------------------------------
Telefonos de Mexico S.A. de C.V., ADR(1)                   81,311           2,349,888
-------------------------------------------------------------------------------------
Energy Equipment & Services - 0.17%
-------------------------------------------------------------------------------------
Tubos de Acero de Mexico S.A. (TAMSA), ADR                 14,137             131,474
-------------------------------------------------------------------------------------
Household Durables - 0.30%
-------------------------------------------------------------------------------------
Consorico ARA, S.A. de C.V.*                              157,400             231,258
-------------------------------------------------------------------------------------
Industrial Conglomerates - 0.68%
-------------------------------------------------------------------------------------
Alfa, S.A. de C.V., Series A                              286,000             528,171
-------------------------------------------------------------------------------------
Media - 1.31%
-------------------------------------------------------------------------------------
Grupo Televisa S.A. de C.V., GDS*                          33,400           1,010,350
Multi-line Retail - 1.04%
-------------------------------------------------------------------------------------
Wal-Mart de Mexico S.A. de C.V., Series C(1)              344,626             805,217
-------------------------------------------------------------------------------------
Wireless Telecommunication Services - 0.74%
-------------------------------------------------------------------------------------
America Movil S.A. de C.V., ADR, Series L                  33,160             416,158
America Telecom S.A. de C.V., Series A1*                  264,465             155,155
                                                                              571,313
-------------------------------------------------------------------------------------
Total Mexico Common Stocks                                                  8,583,760
-------------------------------------------------------------------------------------
PERU - 0.42%
-------------------------------------------------------------------------------------
Metals & Mining - 0.42%
-------------------------------------------------------------------------------------
Compania de Minas Buenaventura S.A., ADS                   15,672             322,843
-------------------------------------------------------------------------------------
RUSSIA - 6.35%
-------------------------------------------------------------------------------------
Electric Utilities - 0.63%
-------------------------------------------------------------------------------------
RAO Unified Energy System (UES), GDR                       56,090             487,983
-------------------------------------------------------------------------------------

                                                         NUMBER OF
                                                          SHARES             VALUE
-------------------------------------------------------------------------------------
RUSSIA - (CONCLUDED)
-------------------------------------------------------------------------------------
Industrial Conglomerates - 2.35%
-------------------------------------------------------------------------------------
Gazprom, ADR*                                              98,300         $ 1,341,795
YUKOS, ADR                                                  3,600             477,900
                                                                            1,819,695
-------------------------------------------------------------------------------------
Oil & Gas - 2.64%
-------------------------------------------------------------------------------------
Lukoil Holding, ADR                                        16,505             920,979
Surgutneftegaz, ADR                                        67,290           1,123,743
                                                                            2,044,722
-------------------------------------------------------------------------------------
Wireless Telecommunication Services - 0.73%
-------------------------------------------------------------------------------------
AO VimpelCom, ADR*                                         11,300             260,013
Mobile Telesystems, ADR                                    11,700             305,370
                                                                              565,383
-------------------------------------------------------------------------------------
Total Russia Common Stocks                                                  4,917,783
-------------------------------------------------------------------------------------
SOUTH AFRICA - 10.33%
-------------------------------------------------------------------------------------
Banks - 1.02%
-------------------------------------------------------------------------------------
ABSA Group Ltd.                                           287,300             789,789
-------------------------------------------------------------------------------------
Diversified Financials - 0.62%
-------------------------------------------------------------------------------------
African Bank Investments Ltd.                             841,700             480,122
-------------------------------------------------------------------------------------
Industrial Conglomerates - 0.57%
-------------------------------------------------------------------------------------
Barloworld Ltd.                                            75,000             441,805
-------------------------------------------------------------------------------------
Insurance - 0.53%
-------------------------------------------------------------------------------------
Old Mutual PLC                                            324,900             408,617
-------------------------------------------------------------------------------------
Media - 0.55%
-------------------------------------------------------------------------------------
Naspers Ltd.                                              245,100             423,520
-------------------------------------------------------------------------------------
Metals & Mining - 2.44%
-------------------------------------------------------------------------------------
Anglo American Platinum                                    42,860           1,321,294
Anglo American PLC                                         45,600             566,335
                                                                            1,887,629
-------------------------------------------------------------------------------------
Oil & Gas - 2.20%
-------------------------------------------------------------------------------------
Sasol Ltd.                                                169,635           1,698,765
-------------------------------------------------------------------------------------
Paper & Forest Products - 1.85%
-------------------------------------------------------------------------------------
Sappi                                                     118,700           1,427,593
-------------------------------------------------------------------------------------
Wireless Telecommunication Services - 0.55%
-------------------------------------------------------------------------------------
M-Cell Ltd.                                               403,300             427,631
Total South Africa Common Stocks                                            7,985,471
-------------------------------------------------------------------------------------
TAIWAN - 9.02%
-------------------------------------------------------------------------------------
Banks - 1.64%
-------------------------------------------------------------------------------------
Chinatrust Financial Holding Co. Ltd.*                    555,000             481,242
SinoPac Holdings Co.*                                   1,812,148             788,360
                                                                            1,269,602
-------------------------------------------------------------------------------------
Computers & Peripherals - 0.31%
-------------------------------------------------------------------------------------
Compeq Manufacturing Co. Ltd.                             255,150             241,009
-------------------------------------------------------------------------------------
TAIWAN - (CONCLUDED)
-------------------------------------------------------------------------------------
Electronic Equipment & Instruments - 0.61%
-------------------------------------------------------------------------------------
Hon Hai Precision Industry Co. Ltd.                       113,850          $  468,156
-------------------------------------------------------------------------------------
Marine - 0.86%
-------------------------------------------------------------------------------------
Evergreen Marine Corp., GDR                             1,396,680             665,878
-------------------------------------------------------------------------------------
Semiconductor Equipment & Products - 5.60%
Advanced Semiconductor Engineering, Inc.                  865,000             502,607
Siliconware Precision Industries Co.                      588,000             334,649
Taiwan Semiconductor Manufacturing Co.                  1,593,944           2,398,515
Taiwan Semiconductor Manufacturing Co., ADR                11,000             100,320
Unimicron Technology Corp.                                 63,000              49,559
United Microelectronics Corp.                             985,180             948,192
                                                                            4,333,842
-------------------------------------------------------------------------------------
Total Taiwan Common Stocks                                                  6,978,487
-------------------------------------------------------------------------------------
THAILAND - 3.04%
-------------------------------------------------------------------------------------
Banks - 0.87%
-------------------------------------------------------------------------------------
Siam Commercial Bank Public Co. Ltd.*                     467,600             286,547
Thai Farmers Bank Public Co. Ltd.(1)*                     552,000             384,246
                                                                              670,793
-------------------------------------------------------------------------------------
Construction Materials - 0.63%
-------------------------------------------------------------------------------------
Siam Cement Co.                                            18,500             484,293
-------------------------------------------------------------------------------------
Household Durables - 0.71%
-------------------------------------------------------------------------------------
Land & Houses Public Co. Ltd.(1)*                         330,000             549,738
-------------------------------------------------------------------------------------
Wireless Telecommunication Services - 0.83%
-------------------------------------------------------------------------------------
Advanced Information Service Public Co. Ltd.              671,800             643,502
Total Thailand Common Stocks                                                2,348,326
-------------------------------------------------------------------------------------
TURKEY - 2.62%
-------------------------------------------------------------------------------------
Banks - 0.84%
-------------------------------------------------------------------------------------
Turkiye Garanti Bankasi A.S.                          198,526,300             208,086
Turkiye Is Bankasi (Isbank)                            87,624,874             194,038
Yapi Ve Kredi Bankasi A.S.                            253,416,758             250,656
                                                                              652,780
-------------------------------------------------------------------------------------
Beverages - 0.41%
-------------------------------------------------------------------------------------
Anadolu Efes Biracilik ve Malt Sanayii A.S., ADR       17,792,000             315,191
-------------------------------------------------------------------------------------
Diversified Financials - 0.70%
-------------------------------------------------------------------------------------
Haci Omer Sabanci Holding A.S.                        122,230,663             317,585
Koc Holding A.S.                                       19,915,600             220,507
                                                                              538,092
-------------------------------------------------------------------------------------
Wireless Telecommunication Services - 0.67%
-------------------------------------------------------------------------------------
Turkcell Iletisim                                      89,293,672             522,016
Total Turkey Common Stocks                                                  2,028,079
-------------------------------------------------------------------------------------
Total Common Stocks (cost - $69,814,427)                                   67,697,890
-------------------------------------------------------------------------------------

                                                         NUMBER OF
                                                          SHARES             VALUE
-------------------------------------------------------------------------------------
PREFERRED STOCKS - 4.32%
-------------------------------------------------------------------------------------
BRAZIL - 2.90%
-------------------------------------------------------------------------------------
Aerospace & Defense - 0.70%
-------------------------------------------------------------------------------------
Empresa Brasileira de Aeronautica S.A., ADR                31,800          $  543,780
-------------------------------------------------------------------------------------
Banks - 0.37%
-------------------------------------------------------------------------------------
Banco Bradesco S.A                                     47,064,119             117,660
Banco Itau S.A                                          4,842,200             171,436
                                                                              289,096
-------------------------------------------------------------------------------------
Beverages - 0.52%
-------------------------------------------------------------------------------------
Companhia de Bebidas das Americas (AmBev)               3,280,300             400,083
-------------------------------------------------------------------------------------
Diversified Telecommunication Services - 0.26%
-------------------------------------------------------------------------------------
Brasil Telecom Participacoes S.A                       42,973,000             202,445
Telecomunicacoes de Sao Paulo S.A                               1                   0
                                                                              202,445
-------------------------------------------------------------------------------------
Electric Utilities - 0.01%
-------------------------------------------------------------------------------------
Eletropaulo Electricidade Sao Paulo                       987,030               7,477
-------------------------------------------------------------------------------------
BRAZIL - (CONCLUDED)
-------------------------------------------------------------------------------------
Metals & Mining - 0.23%
-------------------------------------------------------------------------------------
Gerdau S.A                                             21,362,001          $  179,663
-------------------------------------------------------------------------------------
Oil & Gas - 0.81%
-------------------------------------------------------------------------------------
Petroleo Brasileiro S.A.-Petrobras                         52,690             622,991
Total Brazil Preferred Stocks                                               2,245,535
-------------------------------------------------------------------------------------
KOREA - 1.42%
-------------------------------------------------------------------------------------
Household Durables - 1.42%
-------------------------------------------------------------------------------------
LG Electronics, Inc.*                                      70,200           1,099,482
Total Preferred Stocks (cost - $4,903,981)                                  3,345,017
-------------------------------------------------------------------------------------
                                                         NUMBER OF
                                                         WARRANTS
-------------------------------------------------------------------------------------

WARRANTS - 0.00%
-------------------------------------------------------------------------------------
BRAZIL - 0.00%
-------------------------------------------------------------------------------------
Metals & Mining - 0.00%
-------------------------------------------------------------------------------------
Companhia Vale do Rio Doce (CVRD)
  expiring 12/12/09*+  (cost - $0)                         20,100                   0
-------------------------------------------------------------------------------------


PRINCIPAL
AMOUNT                                                        MATURITY                 INTEREST
(000)                                                          DATE                      RATE                  VALUE
-------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 0.48%
-------------------------------------------------------------------------------------------------------------------------
$       374    Repurchase Agreement dated 07/31/02
               with State Street Bank & Trust Co.,
               collateralized by $288,527 U.S.
               Treasury Bonds, 7.875%, due 02/15/21;
               (value - $381,576); proceeds:
               $374,018 (cost - $374,000)                    08/01/02                   1.740%                    374,000
-------------------------------------------------------------------------------------------------------------------------
Total Investments (cost - $75,092,408) - 92.36%                                                                71,416,907
Other assets in excess of liabilities - 7.64%                                                                   5,910,485
Net Assets - 100.00%                                                                                          $77,327,392
-------------------------------------------------------------------------------------------------------------------------

*       Non-Income producing security.

+ Security is being valued by a valuation committee under the direction of the board of trustees.

ADR     American Depositary Receipt.

ADS     American Depositary Shares.

GDR     Global Depositary Receipt.

GDS     Global Depositary Shares.

(1)     Security, or portion thereof, was on loan at July 31, 2002

                  See accompanying notes to financial statements

                 (This page has been left blank intentionally)

UBS PACE Select Advisors Trust
Statements of Assets and Liabilities
July 31, 2002

                                                                                                              UBS PACE
                                                                                                             GOVERNMENT
                                                                                              UBS PACE       SECURITIES
                                                                                            MONEY MARKET    FIXED INCOME
                                                                                             INVESTMENTS     INVESTMENTS
----------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities, at value (cost - $122,850,386; $620,915,547;
   $322,701,410; $331,243,290; $259,186,360; $330,147,030; $868,162,980; $538,734,098;
   $237,086,286; $284,022,631; $394,426,825; $75,092,408, respectively)*                   $ 122,850,386    $ 631,297,062
Investments of cash collateral received for securities loaned, at value
   (cost - $0; $45,407,000; $11,335,582; $1,080,000; $0; $0; $21,775,600;
   $7,374,000; $18,138,120; $35,149,006; $15,286,609; $2,622,500, respectively)                     --         45,407,000
Cash (including cash denominated in foreign currencies, at value)                                   --               --
Receivable from investment manager and administrator                                              46,374             --
Receivable for investments sold                                                                     --        107,040,234
Receivable for shares of beneficial interest sold                                                776,202          673,204
Dividends and interest receivable                                                                322,532        7,273,665
Unrealized appreciation of forward foreign currency contracts                                       --               --
Variation margin receivable                                                                         --             70,906
Other assets                                                                                     101,445          332,614
----------------------------------------------------------------------------------------------------------------------------
Total assets                                                                                 124,096,939      792,094,685
----------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Payable for investments purchased                                                             10,992,798      234,274,564
Payable for shares of beneficial interest repurchased                                            995,976        1,012,165
Dividends payable to shareholders                                                                 73,630             --
Payable for cash collateral for securities loaned                                                   --         45,407,000
Outstanding options written, at value (premium received - $0; $2,492,560; $0;
   $1,311,010; $0; $0; $0; $0; $0; $0; $0; $0, respectively)                                        --          2,123,140
Payable for interest rate swaps, net (proceeds - $0; $977,075; $0; $586,750; $0;
   $0; $0; $0; $0; $0; $0; $0, respectively)                                                        --            520,353
Payable to affiliates                                                                               --            290,773
Payable to custodian                                                                                --             45,013
Unrealized depreciation of forward foreign currency contracts                                       --               --
Variation margin payable                                                                            --               --
Accrued expenses and other liabilities                                                            33,099          143,272
----------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                             12,095,503      283,816,280
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS
Beneficial interest shares of $0.001 par value (unlimited amount authorized)                 112,001,656      509,110,458
Accumulated undistributed (distributions in excess of) net investment income (loss)                 --               --
Accumulated net realized gains (losses) from investments, futures, swaps,
   options written, forward foreign currency contracts and foreign currency transactions            (220)     (12,534,452)
Net unrealized appreciation (depreciation) of investments, other assets and liabilities,
   futures, swaps, options written and forward foreign currency contracts                           --         11,702,399
----------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                 $ 112,001,436    $ 508,278,405
----------------------------------------------------------------------------------------------------------------------------

                                                                                              UBS PACE         UBS PACE
                                                                                            INTERMEDIATE      STRATEGIC
                                                                                            FIXED INCOME     FIXED INCOME
                                                                                            INVESTMENTS      INVESTMENTS
----------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities, at value (cost - $122,850,386; $620,915,547;
   $322,701,410; $331,243,290; $259,186,360; $330,147,030; $868,162,980; $538,734,098;
   $237,086,286; $284,022,631; $394,426,825; $75,092,408, respectively)*                   $ 297,315,780    $ 333,587,843
Investments of cash collateral received for securities loaned, at value
   (cost - $0; $45,407,000; $11,335,582; $1,080,000; $0; $0; $21,775,600;
   $7,374,000; $18,138,120; $35,149,006; $15,286,609; $2,622,500, respectively)               11,335,582        1,080,000
Cash (including cash denominated in foreign currencies, at value)                              4,377,210        6,799,241
Receivable from investment manager and administrator                                                --               --
Receivable for investments sold                                                              103,122,837       10,412,182
Receivable for shares of beneficial interest sold                                                827,150          591,325
Dividends and interest receivable                                                              4,616,192        2,844,413
Unrealized appreciation of forward foreign currency contracts                                       --            113,068
Variation margin receivable                                                                         --            868,552
Other assets                                                                                     266,147          181,177
----------------------------------------------------------------------------------------------------------------------------
Total assets                                                                                 421,860,898      356,477,801
----------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Payable for investments purchased                                                             88,589,939       53,586,128
Payable for shares of beneficial interest repurchased                                            715,350          349,172
Dividends payable to shareholders                                                                   --               --
Payable for cash collateral for securities loaned                                             11,335,582        1,080,000
Outstanding options written, at value (premium received - $0; $2,492,560; $0;
   $1,311,010; $0; $0; $0; $0; $0; $0; $0; $0, respectively)                                        --          1,666,076
Payable for interest rate swaps, net (proceeds - $0; $977,075; $0; $586,750; $0;
   $0; $0; $0; $0; $0; $0; $0, respectively)                                                        --          2,121,035
Payable to affiliates                                                                            169,124          169,382
Payable to custodian                                                                                --               --
Unrealized depreciation of forward foreign currency contracts                                       --              4,401
Variation margin payable                                                                            --               --
Accrued expenses and other liabilities                                                           106,280          115,643
----------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                            100,916,275       59,091,837
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS
Beneficial interest shares of $0.001 par value (unlimited amount authorized)                 374,524,806      312,485,291
Accumulated undistributed (distributions in excess of) net investment income (loss)                 --            416,002
Accumulated net realized gains (losses) from investments, futures, swaps,
   options written, forward foreign currency contracts and foreign currency transactions     (28,194,553)     (20,435,882)
Net unrealized appreciation (depreciation) of investments, other assets and liabilities,
   futures, swaps, options written and forward foreign currency contracts                    (25,385,630)       4,920,553
----------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                 $ 320,944,623    $ 297,385,964
----------------------------------------------------------------------------------------------------------------------------

* Includes $0; $43,485,242; $10,880,298; $990,000; $0; $0; $21,266,566;
  $7,332,584; $18,007,395; $32,610,062; $14,568,363; $2,488,558, respectively, of investments in securities on loan, at value.

                                                                                             UBS PACE          UBS PACE
                                                                                             MUNICIPAL       GLOBAL FIXED
                                                                                           FIXED INCOME         INCOME
                                                                                            INVESTMENTS      INVESTMENTS
----------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities, at value (cost - $122,850,386; $620,915,547;
   $322,701,410; $331,243,290; $259,186,360; $330,147,030; $868,162,980; $538,734,098;
   $237,086,286; $284,022,631; $394,426,825; $75,092,408, respectively)*                   $ 271,493,609    $ 345,735,037
Investments of cash collateral received for securities loaned, at value
   (cost - $0; $45,407,000; $11,335,582; $1,080,000; $0; $0; $21,775,600;
   $7,374,000; $18,138,120; $35,149,006; $15,286,609; $2,622,500, respectively)                     --               --
Cash (including cash denominated in foreign currencies, at value)                                   --          2,229,832
Receivable from investment manager and administrator                                                --               --
Receivable for investments sold                                                                  741,373        4,400,416
Receivable for shares of beneficial interest sold                                                202,949          371,689
Dividends and interest receivable                                                              3,406,632        4,079,281
Unrealized appreciation of forward foreign currency contracts                                       --          5,195,366
Variation margin receivable                                                                         --               --
Other assets                                                                                     223,115          188,991
----------------------------------------------------------------------------------------------------------------------------
Total assets                                                                                 276,067,678      362,200,612
----------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Payable for investments purchased                                                              3,210,540       39,391,791
Payable for shares of beneficial interest repurchased                                          1,165,688          564,673
Dividends payable to shareholders                                                                   --               --
Payable for cash collateral for securities loaned                                                   --               --
Outstanding options written, at value (premium received - $0; $2,492,560; $0;
   $1,311,010; $0; $0; $0; $0; $0; $0; $0; $0, respectively)                                        --               --
Payable for interest rate swaps, net (proceeds - $0; $977,075; $0; $586,750; $0;
   $0; $0; $0; $0; $0; $0; $0, respectively)                                                        --               --
Payable to affiliates                                                                            154,069          202,985
Payable to custodian                                                                                --               --
Unrealized depreciation of forward foreign currency contracts                                       --          3,800,910
Variation margin payable                                                                            --            188,983
Accrued expenses and other liabilities                                                            72,582          143,511
----------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                              4,602,879       44,292,853
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS
Beneficial interest shares of $0.001 par value (unlimited amount authorized)                 265,685,300      325,191,338
Accumulated undistributed (distributions in excess of) net investment income (loss)                 --         (2,050,365)
Accumulated net realized gains (losses) from investments, futures, swaps,
   options written, forward foreign currency contracts and foreign currency transactions      (6,527,750)     (21,097,236)
Net unrealized appreciation (depreciation) of investments, other assets and liabilities,
   futures, swaps, options written and forward foreign currency contracts                     12,307,249       15,864,022
----------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                 $ 271,464,799    $ 317,907,759
----------------------------------------------------------------------------------------------------------------------------

                                                                                              UBS PACE         UBS PACE
                                                                                              LARGE CO         LARGE CO
                                                                                            VALUE EQUITY    GROWTH EQUITY
                                                                                            INVESTMENTS      INVESTMENTS
----------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities, at value (cost - $122,850,386; $620,915,547;
   $322,701,410; $331,243,290; $259,186,360; $330,147,030; $868,162,980; $538,734,098;
   $237,086,286; $284,022,631; $394,426,825; $75,092,408, respectively)*                   $ 836,269,255    $ 461,163,431
Investments of cash collateral received for securities loaned, at value
   (cost - $0; $45,407,000; $11,335,582; $1,080,000; $0; $0; $21,775,600;
   $7,374,000; $18,138,120; $35,149,006; $15,286,609; $2,622,500, respectively)               21,775,600        7,374,000
Cash (including cash denominated in foreign currencies, at value)                                  1,598          371,741
Receivable from investment manager and administrator                                                --               --
Receivable for investments sold                                                               10,506,248        1,682,811
Receivable for shares of beneficial interest sold                                              1,029,683        1,008,262
Dividends and interest receivable                                                              1,243,355           83,744
Unrealized appreciation of forward foreign currency contracts                                       --               --
Variation margin receivable                                                                         --               --
Other assets                                                                                     448,194          339,072
----------------------------------------------------------------------------------------------------------------------------
Total assets                                                                                 871,273,933      472,023,061
----------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Payable for investments purchased                                                             11,019,500             --
Payable for shares of beneficial interest repurchased                                          1,950,118          896,205
Dividends payable to shareholders                                                                   --               --
Payable for cash collateral for securities loaned                                             21,775,600        7,374,000
Outstanding options written, at value (premium received - $0; $2,492,560; $0;
   $1,311,010; $0; $0; $0; $0; $0; $0; $0; $0, respectively)                                        --               --
Payable for interest rate swaps, net (proceeds - $0; $977,075; $0; $586,750; $0;
   $0; $0; $0; $0; $0; $0; $0, respectively)                                                        --               --
Payable to affiliates                                                                            622,985          277,905
Payable to custodian                                                                                --               --
Unrealized depreciation of forward foreign currency contracts                                       --               --
Variation margin payable                                                                            --               --
Accrued expenses and other liabilities                                                           242,647          202,600
----------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                             35,610,850        8,750,710
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS
Beneficial interest shares of $0.001 par value (unlimited amount authorized)                 962,702,035      712,884,624
Accumulated undistributed (distributions in excess of) net investment income (loss)            3,837,866             --
Accumulated net realized gains (losses) from investments, futures, swaps,
   options written, forward foreign currency contracts and foreign currency transactions     (98,983,093)    (172,041,606)
Net unrealized appreciation (depreciation) of investments, other assets and liabilities,
   futures, swaps, options written and forward foreign currency contracts                    (31,893,725)     (77,570,667)
----------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                 $ 835,663,083    $ 463,272,351
----------------------------------------------------------------------------------------------------------------------------

                                                                                             UBS PACE          UBS PACE
                                                                                          SMALL/MEDIUM CO  SMALL/MEDIUM CO
                                                                                           VALUE EQUITY     GROWTH EQUITY
                                                                                            INVESTMENTS      INVESTMENTS
----------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities, at value (cost - $122,850,386; $620,915,547;
   $322,701,410; $331,243,290; $259,186,360; $330,147,030; $868,162,980; $538,734,098;
   $237,086,286; $284,022,631; $394,426,825; $75,092,408, respectively)*                   $ 249,675,208   $ 253,394,768
Investments of cash collateral received for securities loaned, at value
   (cost - $0; $45,407,000; $11,335,582; $1,080,000; $0; $0; $21,775,600;
   $7,374,000; $18,138,120; $35,149,006; $15,286,609; $2,622,500, respectively)               18,138,120      35,149,006
Cash (including cash denominated in foreign currencies, at value)                              1,754,594               9
Receivable from investment manager and administrator                                                --              --
Receivable for investments sold                                                                  715,407       2,748,314
Receivable for shares of beneficial interest sold                                                349,390         302,915
Dividends and interest receivable                                                                 91,316           6,977
Unrealized appreciation of forward foreign currency contracts                                       --              --
Variation margin receivable                                                                         --              --
Other assets                                                                                     286,561         175,291
----------------------------------------------------------------------------------------------------------------------------
Total assets                                                                                 271,010,596     291,777,280
----------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Payable for investments purchased                                                                   --           690,531
Payable for shares of beneficial interest repurchased                                            906,539         528,375
Dividends payable to shareholders                                                                   --              --
Payable for cash collateral for securities loaned                                             18,138,120      35,149,006
Outstanding options written, at value (premium received - $0; $2,492,560; $0;
   $1,311,010; $0; $0; $0; $0; $0; $0; $0; $0, respectively)                                        --              --
Payable for interest rate swaps, net (proceeds - $0; $977,075; $0; $586,750; $0;
   $0; $0; $0; $0; $0; $0; $0, respectively)                                                        --              --
Payable to affiliates                                                                            177,334         157,999
Payable to custodian                                                                                --              --
Unrealized depreciation of forward foreign currency contracts                                       --              --
Variation margin payable                                                                            --              --
Accrued expenses and other liabilities                                                           125,735         138,410
----------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                             19,347,728      36,664,321
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS
Beneficial interest shares of $0.001 par value (unlimited amount authorized)                 216,661,124     307,260,509
Accumulated undistributed (distributions in excess of) net investment income (loss)                 --              --
Accumulated net realized gains (losses) from investments, futures, swaps,
   options written, forward foreign currency contracts and foreign currency transactions      22,412,822     (21,519,687)
Net unrealized appreciation (depreciation) of investments, other assets and liabilities,
   futures, swaps, options written and forward foreign currency contracts                     12,588,922     (30,627,863)
----------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                 $ 251,662,868   $ 255,112,959
----------------------------------------------------------------------------------------------------------------------------

                                                                                             UBS PACE        INTERNATIONAL
                                                                                           INTERNATIONAL   EMERGING MARKETS
                                                                                              EQUITY            EQUITY
                                                                                            INVESTMENTS       INVESTMENTS
----------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities, at value (cost - $122,850,386; $620,915,547;
   $322,701,410; $331,243,290; $259,186,360; $330,147,030; $868,162,980; $538,734,098;
   $237,086,286; $284,022,631; $394,426,825; $75,092,408, respectively)*                   $ 349,958,509    $  71,416,907
Investments of cash collateral received for securities loaned, at value
   (cost - $0; $45,407,000; $11,335,582; $1,080,000; $0; $0; $21,775,600;
   $7,374,000; $18,138,120; $35,149,006; $15,286,609; $2,622,500, respectively)               15,286,315        2,622,500
Cash (including cash denominated in foreign currencies, at value)                              1,576,078        1,506,055
Receivable from investment manager and administrator                                                --
Receivable for investments sold                                                                4,585,546        4,402,046
Receivable for shares of beneficial interest sold                                              1,000,779          128,457
Dividends and interest receivable                                                                698,669          112,853
Unrealized appreciation of forward foreign currency contracts                                       --               --
Other assets                                                                                     347,154          149,521
----------------------------------------------------------------------------------------------------------------------------
Total assets                                                                                 373,453,050       80,338,339
----------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Payable for investments purchased                                                              2,377,983           80,810
Payable for shares of beneficial interest repurchased                                            534,007          158,509
Dividends payable to shareholders                                                                   --               --
Payable for cash collateral for securities loaned                                             15,286,315        2,622,500
Outstanding options written, at value (premium received - $0; $2,492,560; $0;
   $1,311,010; $0; $0; $0; $0; $0; $0; $0; $0, respectively)                                        --               --
Payable for interest rate swaps, net (proceeds - $0; $977,075; $0; $586,750; $0;
   $0; $0; $0; $0; $0; $0; $0, respectively)                                                        --               --
Payable to affiliates                                                                            287,011           34,621
Payable to custodian                                                                                --               --
Unrealized depreciation of forward foreign currency contracts                                       --               --
Variation margin payable                                                                            --               --
Accrued expenses and other liabilities                                                           365,668          114,507
----------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                             18,850,984        3,010,947
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS
Beneficial interest shares of $0.001 par value (unlimited amount authorized)                 517,789,575      142,587,120
Accumulated undistributed (distributions in excess of) net investment income (loss)              136,325         (186,436)
Accumulated net realized gains (losses) from investments, futures, swaps,
   options written, forward foreign currency contracts and foreign currency transactions    (118,827,704)     (61,319,030)
Net unrealized appreciation (depreciation) of investments, other assets and liabilities,
   futures, swaps, options written and forward foreign currency contracts                    (44,496,130)      (3,754,262)
----------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                 $ 354,602,066    $  77,327,392
----------------------------------------------------------------------------------------------------------------------------




                 See accompanying notes to financial statements

                                                                                            UBS PACE
                                                                                           GOVERNMENT     UBS PACE       UBS PACE
                                                                              UBS PACE     SECURITIES   INTERMEDIATE     STRATEGIC
                                                                           MONEY MARKET   FIXED INCOME  FIXED INCOME   FIXED INCOME
                                                                            INVESTMENTS   INVESTMENTS    INVESTMENTS    INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------------
CLASS A:
Net assets                                                                $         --   $213,834,945   $129,519,694   $ 26,242,277
Shares outstanding                                                                  --     16,348,203     11,631,780      1,994,165
------------------------------------------------------------------------------------------------------------------------------------
Net asset value per share                                                 $         --   $      13.08   $      11.13   $      13.16
------------------------------------------------------------------------------------------------------------------------------------
Maximum offering price per share                                          $         --   $      13.70   $      11.65   $      13.78
------------------------------------------------------------------------------------------------------------------------------------
CLASS B:
Net assets                                                                $         --   $ 16,966,220   $ 11,625,999   $ 16,336,882
Shares outstanding                                                                  --      1,297,393      1,043,071      1,241,982
------------------------------------------------------------------------------------------------------------------------------------
Net asset value and offering price per share                              $         --   $      13.08   $      11.15   $      13.15
------------------------------------------------------------------------------------------------------------------------------------
CLASS C:
Net assets                                                                $         --   $ 56,849,091   $ 15,507,475   $ 13,325,410
Shares outstanding                                                                  --      4,344,549      1,391,133      1,012,731
------------------------------------------------------------------------------------------------------------------------------------
Net asset value per share                                                 $         --   $      13.09   $      11.15   $      13.16
------------------------------------------------------------------------------------------------------------------------------------
Maximum offering price per share                                          $         --   $      13.22   $      11.26   $      13.29
------------------------------------------------------------------------------------------------------------------------------------
CLASS Y:
Net assets                                                                $         --   $ 19,250,379   $  2,589,243   $    341,885
Shares outstanding                                                                  --      1,472,839        232,344         25,984
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, offering price and redemption value per share            $         --   $      13.07   $      11.14   $      13.16
------------------------------------------------------------------------------------------------------------------------------------
CLASS P:
Net assets                                                                $112,001,436   $201,377,770   $161,702,212   $241,139,510
Shares outstanding                                                         112,001,656     15,389,942     14,511,552     18,327,415
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, offering price and redemption value per share            $       1.00   $      13.09   $      11.14   $      13.16
------------------------------------------------------------------------------------------------------------------------------------


                                                                            UBS PACE       UBS PACE       UBS PACE      UBS PACE
                                                                            MUNICIPAL    GLOBAL FIXED     LARGE CO      LARGE CO
                                                                          FIXED INCOME      INCOME      VALUE EQUITY  GROWTH EQUITY
                                                                           INVESTMENTS    INVESTMENTS    INVESTMENTS   INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------------
CLASS A:
Net assets                                                                $167,685,021   $177,870,277   $325,251,859   $115,624,747
Shares outstanding                                                          13,204,788     16,299,226     21,939,215     10,065,936
------------------------------------------------------------------------------------------------------------------------------------
Net asset value per share                                                 $      12.70   $      10.91   $      14.83   $      11.49
------------------------------------------------------------------------------------------------------------------------------------
Maximum offering price per share                                          $      13.30   $      11.42   $      15.69   $      12.16
------------------------------------------------------------------------------------------------------------------------------------
CLASS B:
Net assets                                                                $ 10,949,014   $  1,863,023   $ 77,722,260   $ 12,853,119
Shares outstanding                                                             862,166        170,489      5,270,604      1,131,862
------------------------------------------------------------------------------------------------------------------------------------
Net asset value and offering price per share                              $      12.70   $      10.93   $      14.75   $      11.36
------------------------------------------------------------------------------------------------------------------------------------
CLASS C:
Net assets                                                                $ 30,775,852   $ 13,025,277   $ 52,911,577   $ 13,845,296
Shares outstanding                                                           2,423,781      1,193,803      3,587,599      1,218,792
------------------------------------------------------------------------------------------------------------------------------------
Net asset value per share                                                 $      12.70   $      10.91   $      14.75   $      11.36
------------------------------------------------------------------------------------------------------------------------------------
Maximum offering price per share                                          $      12.83   $      11.02   $      14.90   $      11.47
------------------------------------------------------------------------------------------------------------------------------------
CLASS Y:
Net assets                                                                $    316,351   $ 10,359,405   $ 41,045,615   $ 20,990,272
Shares outstanding                                                              24,909        949,554      2,763,933      1,819,406
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, offering price and redemption value per share            $      12.70   $      10.91   $      14.85   $      11.54
------------------------------------------------------------------------------------------------------------------------------------
CLASS P:
Net assets                                                                $ 61,738,561   $114,789,777   $338,731,772   $299,958,917
Shares outstanding                                                           4,861,642     10,517,636     22,821,799     26,022,632
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, offering price and redemption value per share            $      12.70   $      10.91   $      14.84   $      11.53
------------------------------------------------------------------------------------------------------------------------------------


                                                                          UBS PACE      UBS PACE        UBS PACE     INTERNATIONAL
                                                                     SMALL/MEDIUM CO SMALL/MEDIUM CO INTERNATIONAL EMERGING MARKETS
                                                                       VALUE EQUITY   GROWTH EQUITY     EQUITY         EQUITY
                                                                        INVESTMENTS    INVESTMENTS    INVESTMENTS    INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------------
CLASS A:
Net assets                                                             $ 44,463,785   $ 61,534,516   $ 94,784,775   $  5,565,853
Shares outstanding                                                        2,762,396      5,678,724      9,403,080        718,654
------------------------------------------------------------------------------------------------------------------------------------
Net asset value per share                                              $      16.10   $      10.84   $      10.08   $       7.74
------------------------------------------------------------------------------------------------------------------------------------
Maximum offering price per share                                       $      17.04   $      11.47   $      10.67   $       8.19
------------------------------------------------------------------------------------------------------------------------------------
CLASS B:
Net assets                                                             $ 12,953,018   $  6,795,282   $  2,022,883   $  5,426,228
Shares outstanding                                                          812,228        634,453        201,323        708,582
------------------------------------------------------------------------------------------------------------------------------------
Net asset value and offering price per share                           $      15.95   $      10.71   $      10.05   $       7.66
------------------------------------------------------------------------------------------------------------------------------------
CLASS C:
Net assets                                                             $ 13,449,802   $  9,379,598   $  8,971,479   $  3,496,839
Shares outstanding                                                          843,253        875,372        893,243        456,622
------------------------------------------------------------------------------------------------------------------------------------
Net asset value per share                                              $      15.95   $      10.71   $      10.04   $       7.66
------------------------------------------------------------------------------------------------------------------------------------
Maximum offering price per share                                       $      16.11   $      10.82   $      10.14   $       7.74
------------------------------------------------------------------------------------------------------------------------------------
CLASS Y:
Net assets                                                             $  1,480,764   $    284,508   $ 45,674,462   $    462,709
Shares outstanding                                                           91,813         26,166      4,526,287         59,533
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, offering price and redemption value per share         $      16.13   $      10.87   $      10.09   $       7.77
------------------------------------------------------------------------------------------------------------------------------------
CLASS P:
Net assets                                                             $179,315,499   $177,119,055   $203,148,467   $ 62,375,763
Shares outstanding                                                       11,110,669     16,275,342     20,147,000      8,010,700
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, offering price and redemption value per share         $      16.14   $      10.88   $      10.08   $       7.79
------------------------------------------------------------------------------------------------------------------------------------

                 See accompanying notes to financial statements

UBS PACE Select Advisors Trust
Statements of Operations
For the Year Ended July 31, 2002

                                                                                                   UBS PACE
                                                                                                  GOVERNMENT         UBS PACE
                                                                                 UBS PACE         SECURITIES       INTERMEDIATE
                                                                              MONEY MARKET       FIXED INCOME      FIXED INCOME
                                                                               INVESTMENTS        INVESTMENTS       INVESTMENTS
----------------------------------------------------------------------------------------------------------------------------------
Investment income:
   Interest (net of foreign withholding taxes, $0; $0; $5,780; $13,618;
   $0; $17,894; $0; $0; $0; $0; $0; $6, respectively)                            $2,331,637        $33,249,037       $ 23,616,385
   Dividends (net of foreign withholding taxes, $0; $0; $0; $0; $0;
   $0; $31,513; $11,910; $0; $7,923; $761,686; $172,192, respectively)               --                 --                 --
----------------------------------------------------------------------------------------------------------------------------------
                                                                                  2,331,637         33,249,037         23,616,385
----------------------------------------------------------------------------------------------------------------------------------
Expenses:
   Investment management and administration fees                                    322,441          3,945,841          1,988,404
   Service fees - Class A                                                            --                538,426            375,644
   Service and distribution fees - Class B                                           --                138,368            132,212
   Service and distribution fees - Class C                                           --                431,777            137,076
   Transfer agency and related services fees                                        675,412            514,179            342,678
   Reports and notices to shareholders                                              124,733            139,422             76,124
   Professional fees                                                                 76,492             79,111             77,034
   Federal and state registration fees                                               65,717             57,902             66,101
   Trustees' fees                                                                    16,779             13,277             10,581
   Custody and accounting                                                             9,213            338,215            198,840
   Insurance expense                                                                  8,490             16,575              4,456
   Interest expense                                                                  --                 --                 --
   Other expenses                                                                    15,692              6,229              4,991
----------------------------------------------------------------------------------------------------------------------------------
                                                                                  1,314,969          6,219,322          3,414,141
----------------------------------------------------------------------------------------------------------------------------------
Less: Fee waivers and reimbursements from investment manager and
   administrator                                                                   (854,351)        (1,151,305)          (410,361)
----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                        460,618          5,068,017          3,003,780
----------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                      1,871,019         28,181,020         20,612,605
----------------------------------------------------------------------------------------------------------------------------------
Realized and unrealized gains (losses) from investment activities:
   Net realized gains (losses) from:

    Investments                                                                           1         12,620,867         (2,812,453)
    Futures                                                                          --                887,602             --
    Options written                                                                                      3,760             --
    Swaps                                                                            --                    --              --
    Forward foreign currency contracts and foreign currency transactions             --                    --                  (3)
----------------------------------------------------------------------------------------------------------------------------------
   Net change in unrealized appreciation/depreciation of:
    Investments                                                                      --             (3,511,629)       (30,692,704)
    Futures                                                                          --                494,742             --
    Options written                                                                  --                369,420             --
    Swaps                                                                            --                456,722             --
    Other assets, liabilities and forward foreign currency contracts                 --                  --                     5
----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains (losses) from investment activities                     1         11,321,484        (33,505,155)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                  $1,871,020        $39,502,504       $(12,892,550)
----------------------------------------------------------------------------------------------------------------------------------

                                                                                UBS PACE          UBS PACE          UBS PACE
                                                                                STRATEGIC        MUNICIPAL        GLOBAL FIXED
                                                                              FIXED INCOME      FIXED INCOME         INCOME
                                                                               INVESTMENTS      INVESTMENTS        INVESTMENTS
---------------------------------------------------------------------------------------------------------------------------------
Investment income:
   Interest (net of foreign withholding taxes, $0; $0; $5,780; $13,618;
   $0; $17,894; $0; $0; $0; $0; $0; $6, respectively)                            $15,706,505     $13,142,510       $13,971,056
   Dividends (net of foreign withholding taxes, $0; $0; $0; $0; $0;
   $0; $31,513; $11,910; $0; $7,923; $761,686; $172,192, respectively)                --              --                22,811
----------------------------------------------------------------------------------------------------------------------------------
                                                                                  15,706,505      13,142,510        13,993,867
----------------------------------------------------------------------------------------------------------------------------------
Expenses:
   Investment management and administration fees                                   1,982,085       1,612,281         2,413,107
   Service fees - Class A                                                             68,640         429,797           450,287
   Service and distribution fees - Class B                                           160,115         110,204            18,303
   Service and distribution fees - Class C                                           110,476         237,302            98,543
   Transfer agency and related services fees                                         328,333         132,593           488,962
   Reports and notices to shareholders                                                63,031          45,943            89,908
   Professional fees                                                                  72,944          64,707            71,565
   Federal and state registration fees                                                57,414         114,401            86,250
   Trustees' fees                                                                     16,825           9,059             9,456
   Custody and accounting                                                            169,893         161,228           452,458
   Insurance expense                                                                  18,063           3,645             4,771
   Interest expense                                                                   --              --                --
   Other expenses                                                                     13,686          52,333            11,338
----------------------------------------------------------------------------------------------------------------------------------
                                                                                   3,061,505       2,973,493         4,194,948
----------------------------------------------------------------------------------------------------------------------------------
Less: Fee waivers and reimbursements from investment manager and
   administrator                                                                    (292,922)       (502,950)         (678,327)
----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                       2,768,583       2,470,543         3,516,621
----------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                      12,937,922      10,671,967        10,477,246
----------------------------------------------------------------------------------------------------------------------------------
Realized and unrealized gains (losses) from investment activities:
   Net realized gains (losses) from:
    Investments                                                                    3,082,302         635,081         3,778,494
    Futures                                                                        5,154,782          --            (1,527,069)
    Options written                                                                   (3,145)         --                --
    Swaps                                                                          1,524,516          --                --
    Forward foreign currency contracts and foreign currency transactions             711,910          --            (6,877,022)
----------------------------------------------------------------------------------------------------------------------------------
   Net change in unrealized appreciation/depreciation of:
    Investments                                                                   (5,593,297)      3,297,220        21,845,542
    Futures                                                                        2,925,180          --              (569,553)
    Options written                                                                 (355,066)         --                --
    Swaps                                                                         (1,832,227)         --                --
    Other assets, liabilities and forward foreign currency contracts                (260,101)                        3,051,714
----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains (losses) from investment activities              5,354,854       3,932,301        19,702,106
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                  $18,292,776     $14,604,268       $30,179,352
----------------------------------------------------------------------------------------------------------------------------------


                                                                                UBS PACE           UBS PACE           UBS PACE
                                                                                LARGE CO           LARGE CO        SMALL/MEDIUM CO
                                                                              VALUE EQUITY       GROWTH EQUITY      VALUE EQUITY
                                                                               INVESTMENTS        INVESTMENTS        INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------------
Investment income:
   Interest (net of foreign withholding taxes, $0; $0; $5,780; $13,618;
   $0; $17,894; $0; $0; $0; $0; $0; $6, respectively)                          $   389,948        $    97,794          $   291,765
   Dividends (net of foreign withholding taxes, $0; $0; $0; $0; $0;
   $0; $31,513; $11,910; $0; $7,923; $761,686; $172,192, respectively)          17,244,657          3,318,008            3,141,309
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                17,634,605          3,415,802            3,433,074
-----------------------------------------------------------------------------------------------------------------------------------

Expenses:
   Investment management and administration fees                                 7,633,503          4,367,220            2,459,146
   Service fees - Class A                                                          985,843            412,151              138,360
   Service and distribution fees - Class B                                       1,028,036            207,094              134,341
   Service and distribution fees - Class C                                         655,867            200,099              145,702
   Transfer agency and related services fees                                     1,045,318            647,637              421,146
   Reports and notices to shareholders                                             176,740            178,426               85,522
   Professional fees                                                               129,352            126,385               73,619
   Federal and state registration fees                                             128,401             99,032               59,499
   Trustees' fees                                                                   37,805             26,617                8,975
   Custody and accounting                                                          572,513            327,541              184,436
   Insurance expense                                                                72,905              7,943                4,203
   Interest expense                                                                 --                    887               --
   Other expenses                                                                   20,015              5,300               95,407
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                12,486,298          6,606,332            3,810,356
-----------------------------------------------------------------------------------------------------------------------------------

Less: Fee waivers and reimbursements from investment manager and
   administrator                                                                (1,262,204)          (874,035)            (261,881)
-----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                    11,224,094          5,732,297            3,548,475
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                     6,410,511         (2,316,495)            (115,401)
-----------------------------------------------------------------------------------------------------------------------------------
Realized and unrealized gains (losses) from investment activities:
   Net realized gains (losses) from:

    Investments                                                                (59,429,288)       (86,014,042)          34,535,210
    Futures                                                                         --                 --                  --
    Options written                                                                 --                 --                  --
    Swaps                                                                           --                 --                  --
    Forward foreign currency contracts and foreign currency transactions            (4,431)            --                  --
-----------------------------------------------------------------------------------------------------------------------------------
   Net change in unrealized appreciation/depreciation of:
    Investments                                                                (98,961,614)      (118,312,587)         (46,309,372)
    Futures                                                                         --                 --                  --
    Options written                                                                 --                 --                  --
    Swaps                                                                           --                 --                  --
    Other assets, liabilities and forward foreign currency contracts                --                 --                  --
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains (losses) from investment activities         (158,395,333)      (204,326,629)         (11,774,162)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations              $(151,984,822)     $(206,643,124)        $(11,889,563)
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       UBS PACE
                                                                              UBS PACE          UBS PACE            INTERNATIONAL
                                                                           SMALL/MEDIUM CO    INTERNATIONAL       EMERGING MARKETS
                                                                            GROWTH EQUITY        EQUITY                EQUITY
                                                                             INVESTMENTS       INVESTMENTS          INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------------
Investment income:
   Interest (net of foreign withholding taxes, $0; $0; $5,780; $13,618;
   $0; $17,894; $0; $0; $0; $0; $0; $6, respectively)                          $   475,461       $   465,719           $    97,688
   Dividends (net of foreign withholding taxes, $0; $0; $0; $0; $0;
   $0; $31,513; $11,910; $0; $7,923; $761,686; $172,192, respectively)             881,204         6,201,025             1,320,618
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 1,356,665         6,666,744             1,418,306
-----------------------------------------------------------------------------------------------------------------------------------

Expenses:
   Investment management and administration fees                                 2,565,332         3,364,107               958,083
   Service fees - Class A                                                          196,494           293,964                19,165
   Service and distribution fees - Class B                                         107,269            28,787                66,252
   Service and distribution fees - Class C                                         119,023           109,689                40,149
   Transfer agency and related services fees                                       482,673           541,728               320,518
   Reports and notices to shareholders                                             112,301           167,048                84,790
   Professional fees                                                                87,249           127,869                94,456
   Federal and state registration fees                                              85,930            98,179                53,188
   Trustees' fees                                                                   11,214            34,925                19,780
   Custody and accounting                                                          192,400           560,685               304,844
   Insurance expense                                                                12,779             4,920                21,672
   Interest expense                                                                 --                 2,739                --
   Other expenses                                                                    3,737            75,224                16,976
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 3,976,401         5,409,864             1,999,873
-----------------------------------------------------------------------------------------------------------------------------------
Less: Fee waivers and reimbursements from investment manager and
   administrator                                                                  (325,629)         (190,207)             (541,461)
-----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                     3,650,772         5,219,657             1,458,412
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                    (2,294,107)        1,447,087               (40,106)
-----------------------------------------------------------------------------------------------------------------------------------
Realized and unrealized gains (losses) from investment activities:
   Net realized gains (losses) from:
    Investments                                                                 (2,083,924)      (84,021,710)           (6,894,160)
    Futures                                                                        --                 --                    --
    Options written                                                                --                 --                    --
    Swaps                                                                          --                 --                    --
    Forward foreign currency contracts and foreign currency transactions           --             (7,016,463)           (5,478,063)
-----------------------------------------------------------------------------------------------------------------------------------
   Net change in unrealized appreciation/depreciation of:
    Investments                                                                (64,946,513)       12,939,419             9,993,553
    Futures                                                                        --                 --                    --
    Options written                                                                --                 --                    --
    Swaps                                                                          --                 --                    --
    Other assets, liabilities and forward foreign currency contracts               --                 (5,062)              (55,842)
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains (losses) from investment activities          (67,030,437)      (78,103,816)           (2,434,512)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations               $(69,324,544)     $(76,656,729)          $(2,474,618)
-----------------------------------------------------------------------------------------------------------------------------------

                 See accompanying notes to financial statements

UBS PACE Select Advisors Trust
Statements of Changes in Net Assets

                                                                                              UBS PACE
                                                                                            MONEY MARKET
                                                                                            INVESTMENTS
                                                                                 --------------------------------
                                                                                   FOR THE YEARS ENDED JULY 31,
------------------------------------------------------------------------------------------------------------------
                                                                                      2002               2001
------------------------------------------------------------------------------------------------------------------
From operations:
   Net investment income                                                         $   1,871,019       $  3,941,424
   Net realized gains (losses) from:
    Investments, futures, options written and swaps                                          1                342
    Forward foreign currency contracts and foreign currency transactions               --                  --
   Net change in unrealized appreciation/depreciation of:
    Investments, futures, options written and swaps                                    --                  --
    Other assets, liabilities and forward foreign currency contracts                   --                  --
------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from operations                   1,871,020          3,941,766
------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders from:
   Net investment income--Class A                                                      --                  --
   Net investment income--Class B                                                      --                  --
   Net investment income--Class C                                                      --                  --
   Net investment income--Class Y                                                      --                  --
   Net investment income--Class P                                                  (1,871,019)         (3,941,424)
   Net realized gains from investment activities--Class A                              --                  --
   Net realized gains from investment activities--Class B                              --                  --
   Net realized gains from investment activities--Class C                              --                  --
   Net realized gains from investment activities--Class Y                              --                  --
   Net realized gains from investment activities--Class P                              --                  --
   Paid in capital                                                                     --                  --
------------------------------------------------------------------------------------------------------------------
                                                                                    (1,871,019)        (3,941,424)
------------------------------------------------------------------------------------------------------------------
From beneficial interest transactions:
   Net proceeds from the sale of shares                                            144,373,991         98,573,006
   Cost of shares repurchased                                                     (110,892,711)       (91,327,283)
   Proceeds from dividends reinvested                                                1,862,780          3,890,553
   Shares issued in connection with fund mergers                                       --                  --
------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets from beneficial interest transactions      35,344,060         11,136,276
------------------------------------------------------------------------------------------------------------------
   Contribution to capital from sub-advisor                                            --                  --
------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                                            35,344,061         11,136,618
------------------------------------------------------------------------------------------------------------------
Net Assets:
   Beginning of year                                                                76,657,375         65,520,757
   End of year                                                                   $ 112,001,436       $ 76,657,375
------------------------------------------------------------------------------------------------------------------
   Accumulated undistributed net investment income                               $     --            $     --
------------------------------------------------------------------------------------------------------------------

                                                                                             UBS PACE
                                                                                       GOVERNMENT SECURITIES
                                                                                     FIXED INCOME INVESTMENTS
                                                                                 --------------------------------
                                                                                   FOR THE YEARS ENDED JULY 31,
------------------------------------------------------------------------------------------------------------------
                                                                                      2002              2001
------------------------------------------------------------------------------------------------------------------
From operations:
   Net investment income                                                         $  28,181,020      $  26,071,874
   Net realized gains (losses) from:
    Investments, futures, options written and swaps                                 13,512,229         10,007,414
    Forward foreign currency contracts and foreign currency transactions                --                --
   Net change in unrealized appreciation/depreciation of:
    Investments, futures, options written and swaps                                 (2,190,745)         9,677,871
    Other assets, liabilities and forward foreign currency contracts                    --                --
------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from operations                  39,502,504         45,757,159
------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders from:
   Net investment income--Class A                                                  (10,713,530)        (6,803,275)
   Net investment income--Class B                                                     (582,318)          (326,521)
   Net investment income--Class C                                                   (2,559,891)        (1,629,374)
   Net investment income--Class Y                                                   (4,193,464)        (4,115,394)
   Net investment income--Class P                                                  (10,252,868)       (14,426,947)
   Net realized gains from investment activities--Class A                             (815,272)           --
   Net realized gains from investment activities--Class B                              (51,315)           --
   Net realized gains from investment activities--Class C                             (220,474)           --
   Net realized gains from investment activities--Class Y                             (527,155)           --
   Net realized gains from investment activities--Class P                             (755,348)           --
   Paid in capital                                                                       --               --
------------------------------------------------------------------------------------------------------------------
                                                                                   (30,671,635)       (27,301,511)
------------------------------------------------------------------------------------------------------------------
From beneficial interest transactions:
   Net proceeds from the sale of shares                                            167,304,335        236,805,805
   Cost of shares repurchased                                                     (317,982,017)      (281,096,273)
   Proceeds from dividends reinvested                                               25,172,293         23,922,471
   Shares issued in connection with fund mergers                                         --           427,947,253
------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets from beneficial interest transactions    (125,505,389)       407,579,256
------------------------------------------------------------------------------------------------------------------
   Contribution to capital from sub-advisor                                              --               --
------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                                          (116,674,520)       426,034,904
------------------------------------------------------------------------------------------------------------------
Net Assets:
   Beginning of year                                                               624,952,925        198,918,021
   End of year                                                                   $ 508,278,405      $ 624,952,925
------------------------------------------------------------------------------------------------------------------
   Accumulated undistributed net investment income                               $     --           $     --
------------------------------------------------------------------------------------------------------------------

                                                                                              UBS PACE
                                                                                    INTERMEDIATE FIXED INCOME
                                                                                             INVESTMENTS
                                                                                --------------------------------
                                                                                 FOR THE YEARS ENDED JULY 31,
-----------------------------------------------------------------------------------------------------------------
                                                                                    2002               2001
-----------------------------------------------------------------------------------------------------------------
From operations:
   Net investment income                                                        $  20,612,605      $  13,537,956
   Net realized gains (losses) from:
    Investments, futures, options written and swaps                                (2,812,453)         1,979,886
    Forward foreign currency contracts and foreign currency transactions                   (3)           --
   Net change in unrealized appreciation/depreciation of:
    Investments, futures, options written and swaps                               (30,692,704)         7,051,854
    Other assets, liabilities and forward foreign currency contracts                        5                 (5)
-----------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from operations                (12,892,550)        22,569,691
-----------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders from:
   Net investment income--Class A                                                  (9,221,180)        (4,637,665)
   Net investment income--Class B                                                    (704,600)          (392,491)
   Net investment income--Class C                                                  (1,022,516)          (517,622)
   Net investment income--Class Y                                                    (201,174)          (103,076)
   Net investment income--Class P                                                  (9,536,711)        (8,569,251)
   Net realized gains from investment activities--Class A                            --                  --
   Net realized gains from investment activities--Class B                            --                  --
   Net realized gains from investment activities--Class C                            --                  --
   Net realized gains from investment activities--Class Y                            --                  --
   Net realized gains from investment activities--Class P                            --                  --
   Paid in capital                                                                   --                  --
-----------------------------------------------------------------------------------------------------------------
                                                                                  (20,686,181)       (14,220,105)
-----------------------------------------------------------------------------------------------------------------
From beneficial interest transactions:
   Net proceeds from the sale of shares                                           125,494,263        146,674,280
   Cost of shares repurchased                                                    (110,931,378)      (183,787,495)
   Proceeds from dividends reinvested                                              16,590,754         11,856,341
   Shares issued in connection with fund mergers                                      --             206,174,644
-----------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets from beneficial interest transactions     31,153,639        180,917,770
-----------------------------------------------------------------------------------------------------------------
   Contribution to capital from sub-advisor                                          --                  --
-----------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                                           (2,425,092)       189,267,356
-----------------------------------------------------------------------------------------------------------------
Net Assets:
   Beginning of year                                                              323,369,715        134,102,359
   End of year                                                                  $ 320,944,623      $ 323,369,715
-----------------------------------------------------------------------------------------------------------------
   Accumulated undistributed net investment income                              $     --           $     --
-----------------------------------------------------------------------------------------------------------------

                                                                                          UBS PACE
                                                                                   STRATEGIC FIXED INCOME
                                                                                        INVESTMENTS
                                                                                -------------------------------
                                                                                  FOR THE YEARS ENDED JULY 31,
-----------------------------------------------------------------------------------------------------------------
                                                                                   2002               2001
-----------------------------------------------------------------------------------------------------------------
From operations:
   Net investment income                                                        $ 12,937,922      $  15,430,556
   Net realized gains (losses) from:
    Investments, futures, options written and swaps                                9,758,455            324,561
    Forward foreign currency contracts and foreign currency transactions             711,910           (989,473)
   Net change in unrealized appreciation/depreciation of:
    Investments, futures, options written and swaps                               (4,855,410)        14,679,968
    Other assets, liabilities and forward foreign currency contracts                (260,101)           430,469
-----------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from operations                18,292,776         29,876,081
-----------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders from:
   Net investment income--Class A                                                 (1,209,880)          (813,413)
   Net investment income--Class B                                                   (584,524)          (386,914)
   Net investment income--Class C                                                   (577,221)          (414,536)
   Net investment income--Class Y                                                    (24,242)           (16,368)
   Net investment income--Class P                                                (10,595,492)       (14,679,785)
   Net realized gains from investment activities--Class A                           --                  --
   Net realized gains from investment activities--Class B                           --                  --
   Net realized gains from investment activities--Class C                           --                  --
   Net realized gains from investment activities--Class Y                           --                  --
   Net realized gains from investment activities--Class P                           --                  --
   Paid in capital                                                                  --                  --
-----------------------------------------------------------------------------------------------------------------
                                                                                 (12,991,359)       (16,311,016)
-----------------------------------------------------------------------------------------------------------------
From beneficial interest transactions:
   Net proceeds from the sale of shares                                           93,859,069         47,195,730
   Cost of shares repurchased                                                    (88,621,384)      (103,456,158)
   Proceeds from dividends reinvested                                             12,070,150         15,576,871
   Shares issued in connection with fund mergers                                    --               66,851,983
-----------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets from beneficial interest transactions    17,307,835         26,168,426
-----------------------------------------------------------------------------------------------------------------
   Contribution to capital from sub-advisor                                         --                  295,496
-----------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                                          22,609,252         40,028,987
-----------------------------------------------------------------------------------------------------------------
Net Assets:
   Beginning of year                                                             274,776,712        234,747,725
   End of year                                                                  $297,385,964      $ 274,776,712
-----------------------------------------------------------------------------------------------------------------
   Accumulated undistributed net investment income                              $    416,002      $      --
-----------------------------------------------------------------------------------------------------------------

                                                                                          UBS PACE
                                                                                     MUNICIPAL FIXED INCOME
                                                                                        INVESTMENTS
                                                                                -------------------------------
                                                                                 FOR THE YEARS ENDED JULY 31,
-----------------------------------------------------------------------------------------------------------------
                                                                                    2002               2001
-----------------------------------------------------------------------------------------------------------------
From operations:
   Net investment income                                                        $ 10,671,967        $ 6,268,091
   Net realized gains (losses) from:
    Investments, futures, options written and swaps                                  635,081          1,444,214
    Forward foreign currency contracts and foreign currency transactions             --                  --
   Net change in unrealized appreciation/depreciation of:
    Investments, futures, options written and swaps                                3,297,220          2,084,079
    Other assets, liabilities and forward foreign currency contracts                 --                    --
-----------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from operations                14,604,268          9,796,384
-----------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders from:
   Net investment income--Class A                                                 (6,923,468)        (3,258,317)
   Net investment income--Class B                                                   (358,928)          (225,549)
   Net investment income--Class C                                                 (1,111,889)          (519,719)
   Net investment income--Class Y                                                    (15,726)            (7,667)
   Net investment income--Class P                                                 (2,302,014)        (2,480,140)
   Net realized gains from investment activities--Class A                            --                  --
   Net realized gains from investment activities--Class B                            --                  --
   Net realized gains from investment activities--Class C                            --                  --
   Net realized gains from investment activities--Class Y                            --                  --
   Net realized gains from investment activities--Class P                            --                  --
   Paid in capital                                                                   --                  --
-----------------------------------------------------------------------------------------------------------------
                                                                                 (10,712,025)        (6,491,392)
-----------------------------------------------------------------------------------------------------------------
From beneficial interest transactions:
   Net proceeds from the sale of shares                                           36,365,340         35,506,781
   Cost of shares repurchased                                                    (50,970,519)       (59,204,613)
   Proceeds from dividends reinvested                                              7,776,939          5,001,052
   Shares issued in connection with fund mergers                                    --              236,198,303
-----------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets from beneficial interest transactions    (6,828,240)       217,501,523
-----------------------------------------------------------------------------------------------------------------
   Contribution to capital from sub-advisor                                         --                   --
-----------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                                          (2,935,997)       220,806,515
-----------------------------------------------------------------------------------------------------------------
Net Assets:
   Beginning of year                                                             274,400,796         53,594,281
   End of year                                                                  $271,464,799       $274,400,796
-----------------------------------------------------------------------------------------------------------------
   Accumulated undistributed net investment income                              $     --           $     --
-----------------------------------------------------------------------------------------------------------------

                                                                                           UBS PACE
                                                                                      GLOBAL FIXED INCOME
                                                                                          INVESTMENTS
                                                                                --------------------------------
                                                                                 FOR THE YEARS ENDED JULY 31,
----------------------------------------------------------------------------------------------------------------
                                                                                    2002              2001
----------------------------------------------------------------------------------------------------------------
From operations:
   Net investment income                                                        $ 10,477,246        $ 9,021,250
   Net realized gains (losses) from:
    Investments, futures, options written and swaps                                2,251,425          2,113,283
    Forward foreign currency contracts and foreign currency transactions          (6,877,022)       (15,378,121)
   Net change in unrealized appreciation/depreciation of:
    Investments, futures, options written and swaps                               21,275,989          1,514,409
    Other assets, liabilities and forward foreign currency contracts               3,051,714         (1,524,751)
----------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from operations                30,179,352         (4,253,930)
----------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders from:
   Net investment income--Class A                                                    --                 --
   Net investment income--Class B                                                    --                 --
   Net investment income--Class C                                                    --                 --
   Net investment income--Class Y                                                    --                 --
   Net investment income--Class P                                                    --                 --
   Net realized gains from investment activities--Class A                            --                 --
   Net realized gains from investment activities--Class B                            --                 --
   Net realized gains from investment activities--Class C                            --                 --
   Net realized gains from investment activities--Class Y                            --                 --
   Net realized gains from investment activities--Class P                            --                 --
   Paid in capital                                                               (11,305,232)        (9,117,729)
----------------------------------------------------------------------------------------------------------------
                                                                                 (11,305,232)        (9,117,729)
----------------------------------------------------------------------------------------------------------------
From beneficial interest transactions:
   Net proceeds from the sale of shares                                           47,769,733         25,344,900
   Cost of shares repurchased                                                    (63,413,444)       (57,651,961)
   Proceeds from dividends reinvested                                              8,916,073          7,506,398
   Shares issued in connection with fund mergers                                    --              243,102,617
----------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets from beneficial interest transactions    (6,727,638)       218,301,954
----------------------------------------------------------------------------------------------------------------
   Contribution to capital from sub-advisor                                         --                   --
----------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                                          12,146,482        204,930,295
----------------------------------------------------------------------------------------------------------------
Net Assets:
   Beginning of year                                                             305,761,277        100,830,982
   End of year                                                                  $317,907,759       $305,761,277
----------------------------------------------------------------------------------------------------------------
   Accumulated undistributed net investment income                              $    --            $     --
----------------------------------------------------------------------------------------------------------------

                 See accompanying notes to financial statements

UBS PACE Select Advisors Trust
Statements of Changes in Net Assets (concluded)

                                                                                              UBS PACE
                                                                                          LARGE CO VALUE
                                                                                        EQUITY INVESTMENTS
                                                                                 --------------------------------
                                                                                   FOR THE YEARS ENDED JULY 31,
------------------------------------------------------------------------------------------------------------------
                                                                                      2002               2001
------------------------------------------------------------------------------------------------------------------
From operations:
   Net investment income (loss)                                                   $  6,410,511       $  4,585,885
   Net realized gains (losses) from:
    Investments and futures                                                        (59,429,288)       (20,826,592)
    Forward foreign currency contracts and foreign currency transactions                (4,431)             2,686
   Net change in unrealized appreciation/depreciation of:
    Investments and futures                                                        (98,961,614)        55,702,261
    Other assets, liabilities and forward foreign currency contracts                --                   --
------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from operations                (151,984,822)        39,464,240
------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders from:
   Net investment income - Class A                                                  (2,415,830)          --
   Net investment income - Class B                                                     --                --
   Net investment income - Class C                                                     --                --
   Net investment income - Class Y                                                    (330,121)          --
   Net investment income - Class P                                                  (2,793,384)        (3,348,036)
   Net realized gains from investment activities - Class A                             --                --
   Net realized gains from investment activities - Class B                             --                --
   Net realized gains from investment activities - Class C                             --                --
   Net realized gains from investment activities - Class Y                             --                --
   Net realized gains from investment activities - Class P                             --                --
------------------------------------------------------------------------------------------------------------------
                                                                                    (5,539,335)        (3,348,036)
------------------------------------------------------------------------------------------------------------------
From beneficial interest transactions:
   Net proceeds from the sale of shares                                            163,080,428        162,802,960
   Cost of shares repurchased                                                     (219,036,779)      (233,076,308)
   Proceeds from dividends reinvested                                                5,300,070          3,302,990
   Shares issued in connection with fund mergers                                        --              739,403,265
------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets from beneficial interest transactions     (50,656,281)       672,432,907
------------------------------------------------------------------------------------------------------------------
   Contribution to capital from sub-advisor                                             --               --
------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                                          (208,180,438)       708,549,111
------------------------------------------------------------------------------------------------------------------
Net Assets:
   Beginning of year                                                             1,043,843,521        335,294,410
   End of year                                                                  $  835,663,083     $1,043,843,521
------------------------------------------------------------------------------------------------------------------
   Accumulated undistributed net investment income                              $    3,837,866     $    2,956,799
------------------------------------------------------------------------------------------------------------------

                                                                                            UBS PACE
                                                                                         LARGE CO GROWTH
                                                                                       EQUITY INVESTMENTS
                                                                                --------------------------------
                                                                                  FOR THE YEARS ENDED JULY 31,
------------------------------------------------------------------------------------------------------------------
                                                                                     2002              2001
------------------------------------------------------------------------------------------------------------------
From operations:
   Net investment income (loss)                                                  $ (2,316,495)    $   (2,197,580)
   Net realized gains (losses) from:
    Investments and futures                                                       (86,014,042)       (78,339,751)
    Forward foreign currency contracts and foreign currency transactions              --                 --
   Net change in unrealized appreciation/depreciation of:
    Investments and futures                                                      (118,312,587)       (93,359,892)
    Other assets, liabilities and forward foreign currency contracts
------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from operations               (206,643,124)      (173,897,223)
------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders from:
   Net investment income - Class A                                                    --                 --
   Net investment income - Class B                                                    --                 --
   Net investment income - Class C                                                    --                 --
   Net investment income - Class Y                                                    --                 --
   Net investment income - Class P                                                    --                 --
   Net realized gains from investment activities - Class A                            --                 --
   Net realized gains from investment activities - Class B                            --                 --
   Net realized gains from investment activities - Class C                            --                 --
   Net realized gains from investment activities - Class Y                            --                 --
   Net realized gains from investment activities - Class P                            --             (49,053,172)
------------------------------------------------------------------------------------------------------------------
                                                                                      --             (49,053,172)
------------------------------------------------------------------------------------------------------------------
From beneficial interest transactions:
   Net proceeds from the sale of shares                                           180,387,773        227,414,067
   Cost of shares repurchased                                                    (136,030,107)      (205,043,112)
   Proceeds from dividends reinvested                                                 --              48,373,474
   Shares issued in connection with fund mergers                                      --             340,957,666
------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets from beneficial interest transactions     44,357,666        411,702,095
------------------------------------------------------------------------------------------------------------------
   Contribution to capital from sub-advisor                                           --                 --
------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                                         (162,285,458)       188,751,700
------------------------------------------------------------------------------------------------------------------
Net Assets:
   Beginning of year                                                              625,557,809        436,806,109
   End of year                                                                  $ 463,272,351      $ 625,557,809
------------------------------------------------------------------------------------------------------------------
   Accumulated undistributed net investment income                              $     --           $     --
------------------------------------------------------------------------------------------------------------------

                                                                                              UBS PACE
                                                                                         SMALL/MEDIUM CO VALUE
                                                                                           EQUITY INVESTMENTS
                                                                                --------------------------------
                                                                                 FOR THE YEARS ENDED JULY 31,
------------------------------------------------------------------------------------------------------------------
                                                                                    2002               2001
------------------------------------------------------------------------------------------------------------------
From operations:
   Net investment income (loss)                                                   $  (115,401)      $  2,232,093
   Net realized gains (losses) from:
    Investments and futures                                                        34,535,210         (5,402,303)
    Forward foreign currency contracts and foreign currency transactions               --                --
   Net change in unrealized appreciation/depreciation of:
    Investments and futures                                                       (46,309,372)        63,662,703
    Other assets, liabilities and forward foreign currency contracts                 --                  --
------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from operations                (11,889,563)        60,492,493
------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders from:
   Net investment income - Class A                                                   (130,373)           --
   Net investment income - Class B                                                     --                --
   Net investment income - Class C                                                     --                --
   Net investment income - Class Y                                                     (7,351)           --
   Net investment income - Class P                                                   (904,284)        (2,609,034)
   Net realized gains from investment activities - Class A                            (78,290)           --
   Net realized gains from investment activities - Class B                            (17,000)           --
   Net realized gains from investment activities - Class C                            (18,909)           --
   Net realized gains from investment activities - Class Y                             (2,522)           --
   Net realized gains from investment activities - Class P                           (308,844)           --
------------------------------------------------------------------------------------------------------------------
                                                                                   (1,467,573)        (2,609,034)
------------------------------------------------------------------------------------------------------------------
From beneficial interest transactions:
   Net proceeds from the sale of shares                                            86,935,994         60,012,494
   Cost of shares repurchased                                                    (121,841,665)      (108,255,756)
   Proceeds from dividends reinvested                                               1,407,369          2,586,923
   Shares issued in connection with fund mergers                                     --               72,542,317
------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets from beneficial interest transactions    (33,498,302)        26,885,978
------------------------------------------------------------------------------------------------------------------
   Contribution to capital from sub-advisor                                            --                --
------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                                          (46,855,438)        84,769,437
------------------------------------------------------------------------------------------------------------------
Net Assets:
   Beginning of year                                                              298,518,306        213,748,869
   End of year                                                                  $ 251,662,868      $ 298,518,306
------------------------------------------------------------------------------------------------------------------
   Accumulated undistributed net investment income                              $     --           $     692,025
------------------------------------------------------------------------------------------------------------------


                                                                                           UBS PACE
                                                                                    SMALL/MEDIUM CO GROWTH
                                                                                       EQUITY INVESTMENTS
                                                                                 -------------------------------
                                                                                   FOR THE YEARS ENDED JULY 31,
------------------------------------------------------------------------------------------------------------------
                                                                                    2002               2001
------------------------------------------------------------------------------------------------------------------
From operations:
   Net investment income (loss)                                                 $  (2,294,107)      $ (1,753,436)
   Net realized gains (losses) from:
    Investments and futures                                                        (2,083,924)       (11,341,423)
    Forward foreign currency contracts and foreign currency transactions               --                    214
   Net change in unrealized appreciation/depreciation of:
    Investments and futures                                                       (64,946,513)       (96,959,700)
    Other assets, liabilities and forward foreign currency contracts                   --                --
------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from operations                (69,324,544)      (110,054,345)
------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders from:
   Net investment income - Class A                                                     --                --
   Net investment income - Class B                                                     --                --
   Net investment income - Class C                                                     --                --
   Net investment income - Class Y                                                     --                --
   Net investment income - Class P                                                     --                --
   Net realized gains from investment activities - Class A                             --                --
   Net realized gains from investment activities - Class B                             --                --
   Net realized gains from investment activities - Class C                             --                --
   Net realized gains from investment activities - Class Y                             --                --
   Net realized gains from investment activities - Class P                             --            (88,042,617)
------------------------------------------------------------------------------------------------------------------
                                                                                       --            (88,042,617)
------------------------------------------------------------------------------------------------------------------
From beneficial interest transactions:
   Net proceeds from the sale of shares                                            84,108,977        120,997,410
   Cost of shares repurchased                                                    (123,865,315)      (111,716,200)
   Proceeds from dividends reinvested                                                --               87,137,949
   Shares issued in connection with fund mergers                                     --              146,300,173
------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets from beneficial interest transactions    (39,756,338)       242,719,332
------------------------------------------------------------------------------------------------------------------
   Contribution to capital from sub-advisor                                          --                  --
------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                                         (109,080,882)        44,622,370
------------------------------------------------------------------------------------------------------------------
Net Assets:
   Beginning of year                                                              364,193,841        319,571,471
   End of year                                                                  $ 255,112,959      $ 364,193,841
------------------------------------------------------------------------------------------------------------------
   Accumulated undistributed net investment income                              $     --           $     --
------------------------------------------------------------------------------------------------------------------


                                                                                           UBS PACE
                                                                                        INTERNATIONAL
                                                                                     EQUITY INVESTMENTS
                                                                                 -------------------------------
                                                                                  FOR THE YEARS ENDED JULY 31,
------------------------------------------------------------------------------------------------------------------
                                                                                     2002               2001
------------------------------------------------------------------------------------------------------------------
From operations:
   Net investment income (loss)                                                 $   1,447,087       $  1,827,802
   Net realized gains (losses) from:
    Investments and futures                                                       (84,021,710)       (16,348,781)
    Forward foreign currency contracts and foreign currency transactions           (7,016,463)         2,284,268
   Net change in unrealized appreciation/depreciation of:
    Investments and futures                                                        12,939,419        (85,068,083)
    Other assets, liabilities and forward foreign currency contracts                   (5,062)            25,264
------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from operations                (76,656,729)       (97,279,530)
------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders from:
   Net investment income - Class A                                                 (1,148,437)           --
   Net investment income - Class B                                                    --                 --
   Net investment income - Class C                                                    (16,338)           --
   Net investment income - Class Y                                                   (504,990)           --
   Net investment income - Class P                                                 (2,261,373)          (495,130)
   Net realized gains from investment activities - Class A                            --                 --
   Net realized gains from investment activities - Class B                            --                 --
   Net realized gains from investment activities - Class C                            --                 --
   Net realized gains from investment activities - Class Y                            --                 --
   Net realized gains from investment activities - Class P                            --             (16,406,729)
------------------------------------------------------------------------------------------------------------------
                                                                                   (3,931,138)       (16,901,859)
------------------------------------------------------------------------------------------------------------------
From beneficial interest transactions:
   Net proceeds from the sale of shares                                           322,448,892        606,536,530
   Cost of shares repurchased                                                    (296,207,437)      (585,985,353)
   Proceeds from dividends reinvested                                               3,794,394         16,604,127
   Shares issued in connection with fund mergers                                      --             235,594,979
------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets from beneficial interest transactions     30,035,849        272,750,283
------------------------------------------------------------------------------------------------------------------
   Contribution to capital from sub-advisor                                           --                 133,232
------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                                          (50,552,018)       158,702,126
------------------------------------------------------------------------------------------------------------------
Net Assets:
   Beginning of year                                                              405,154,084        246,451,958
   End of year                                                                  $ 354,602,066      $ 405,154,084
------------------------------------------------------------------------------------------------------------------
   Accumulated undistributed net investment income                              $     136,325      $   3,930,844
------------------------------------------------------------------------------------------------------------------


                                                                                           UBS PACE
                                                                                     INTERNATIONAL EMERGING
                                                                                   MARKETS EQUITY INVESTMENTS
                                                                                --------------------------------
                                                                                 FOR THE YEARS ENDED JULY 31,
----------------------------------------------------------------------------------------------------------------
                                                                                    2002              2001
----------------------------------------------------------------------------------------------------------------
From operations:
   Net investment income (loss)                                                 $    (40,106)       $   222,108
   Net realized gains (losses) from:
    Investments and futures                                                       (6,894,160)       (17,320,901)
    Forward foreign currency contracts and foreign currency transactions          (5,478,063)          (680,102)
   Net change in unrealized appreciation/depreciation of:
    Investments and futures                                                        9,993,553        (16,984,865)
    Other assets, liabilities and forward foreign currency contracts                 (55,842)            20,107
----------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from operations                (2,474,618)       (34,743,653)
----------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders from:
   Net investment income - Class A                                                   --                 --
   Net investment income - Class B                                                   --                 --
   Net investment income - Class C                                                   --                 --
   Net investment income - Class Y                                                   --                 --
   Net investment income - Class P                                                   --                 --
   Net realized gains from investment activities - Class A                           --                 --
   Net realized gains from investment activities - Class B                           --                 --
   Net realized gains from investment activities - Class C                           --                 --
   Net realized gains from investment activities - Class Y                           --                 --
   Net realized gains from investment activities - Class P                           --                 --
----------------------------------------------------------------------------------------------------------------
                                                                                     --                 --
----------------------------------------------------------------------------------------------------------------
From beneficial interest transactions:
   Net proceeds from the sale of shares                                           38,697,900         42,994,558
   Cost of shares repurchased                                                    (44,781,514)       (31,808,331)
   Proceeds from dividends reinvested                                                --                 --
   Shares issued in connection with fund mergers                                     --              27,264,537
----------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets from beneficial interest transactions    (6,083,614)        38,450,764
----------------------------------------------------------------------------------------------------------------
   Contribution to capital from sub-advisor                                          --                 --
----------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                                          (8,558,232)         3,707,111
----------------------------------------------------------------------------------------------------------------
Net Assets:
   Beginning of year                                                              85,885,624         82,178,513
   End of year                                                                  $ 77,327,392       $ 85,885,624
----------------------------------------------------------------------------------------------------------------
   Accumulated undistributed net investment income                              $    --            $    --
----------------------------------------------------------------------------------------------------------------

                 See accompanying notes to financial statements

UBS PACE Select Advisors Trust

Notes to the Financial Statements

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

UBS PACE Select Advisors Trust (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company currently composed of twelve separate investment portfolios and was organized as a Delaware business trust under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995 and thereafter. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $0.001 per share.

The Trust has twelve Portfolios available for investment, each having its own investment objectives and policies: UBS PACE Money Market Investments, UBS PACE Government Securities Fixed Income Investments, UBS PACE Intermediate Fixed Income Investments, UBS PACE Strategic Fixed Income Investments, UBS PACE Municipal Fixed Income Investments, UBS PACE Global Fixed Income Investments, UBS PACE Large Co Value Equity Investments, UBS PACE Large Co Growth Equity Investments, UBS PACE Small/Medium Co Value Equity Investments, UBS PACE Small/Medium Co Growth Equity Investments, UBS PACE International Equity Investments and UBS PACE International Emerging Markets Equity Investments (collectively, the "Portfolios").

The Portfolios are diversified with the exception of UBS PACE Intermediate Fixed Income Investments and UBS PACE Global Fixed Income Investments. With the exception of UBS PACE Money Market Investments (which currently offers Class P shares only), each Portfolio currently offers Class A, Class B, Class C, Class Y and Class P shares. Each class represents interests in the same assets of the applicable Portfolio and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares within a certain number of years after issuance which varies depending upon the amount invested. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class Y and Class P shares have no service or distribution plan. The Portfolios' Class P shares currently are available only to participants in the UBS PACE(SM) Select Advisors Program and the UBS PACE(SM) Multi Advisor Program.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires the Trust's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

VALUATION OF INVESTMENTS - Each Portfolio (except UBS PACE Money Market Investments) calculates its net asset value based on the current market value for its portfolio securities. The Portfolios normally obtain market values for their securities from independent pricing sources. Independent pricing sources may use last reported sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (US) Inc. ("UBS Global AM," formerly known as Brinson Advisors, Inc.), the investment manager and administrator of the Portfolios, or by the relevant Portfolio investment advisor, where applicable. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees (the "Board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments of the UBS PACE Money Market Investments are valued using the amortized cost method of valuation. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Portfolios' custodian.

Foreign currency exchange rates are generally determined prior to the close of the New York Stock Exchange ("NYSE"). Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Portfolios' net asset value. If events materially affecting the value of such securities or currency exchange rates occur during such time periods, the securities will be valued at their fair value as determined in good faith by or under the direction of the Board.

REPURCHASE AGREEMENTS - The Portfolios' custodian or a tri-party custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolios have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligations. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Each Portfolio (with the exception of UBS PACE Municipal Fixed Income Investments) may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global AM.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME - Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income is recorded on the ex-dividend date ("ex-date") (except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Portfolio, using reasonable diligence, becomes aware of such dividends). Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

FOREIGN CURRENCY TRANSLATION - The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations.

The Portfolios do not generally isolate the effects of fluctuations in foreign exchange rates from the effects of fluctuations in the market prices of securities. However, the Portfolios do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as realized foreign currency gain or loss for both financial reporting and income tax purposes. Net realized foreign currency gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

FORWARD FOREIGN CURRENCY CONTRACTS - Certain Portfolios may enter into forward foreign currency contracts ("forward contracts") in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Portfolios may also engage in cross-hedging by using forward contracts in one currency to hedge fluctuations in the value of securities denominated in a different currency if the applicable investment advisor anticipates that there is a correlation between the two currencies. Forward contracts may also be used to shift a Portfolio's exposure to foreign currency fluctuations from one country to another.

The Portfolios have no specific limitation on the percentage of assets which may be committed to such contracts; however, the value of all forward contracts will not exceed the total market value of a Portfolio's total assets. The Portfolios may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Portfolios to deliver an amount of foreign currency in excess of the value of the positions being hedged by such contracts or (2) the Portfolios maintain cash or liquid securities in a segregated account in an amount not less than the value of a Portfolio's total assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.


Fluctuations in the value of open forward contracts are recorded for book purposes as unrealized gains or losses by the Portfolios. Realized gains and losses include net gains or losses recognized by the Portfolios on contracts which have matured.


OPTION WRITING - Certain Portfolios may write (sell) put and call options on securities or derivative instruments in order to gain exposure to or protect against changes in the markets. When a Portfolio writes a call or a put option, an amount equal to the premium received by the Portfolio is included in the Portfolio's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Portfolio has written either expires on its stipulated expiration date or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Portfolio has written is exercised, the Portfolio realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Portfolio has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Portfolio purchases upon exercise of the option.

Written option activity for the year ended July 31, 2002, for UBS PACE Government Securities Fixed Income Investments and UBS PACE Strategic Fixed Income Investments was as follows:

                                                               UBS PACE GOVERNMENT                UBS PACE STRATEGIC
                                                             SECURITIES FIXED INCOME                 FIXED INCOME
                                                                   INVESTMENTS                        INVESTMENTS
---------------------------------------------------------------------------------------------------------------------------
                                                                             AMOUNTS OF                         AMOUNTS OF
                                                           NUMBER OF          PREMIUMS        NUMBER OF          PREMIUMS
                                                            OPTIONS           RECEIVED         OPTIONS           RECEIVED
---------------------------------------------------------------------------------------------------------------------------
Options outstanding at July 31, 2001                              --                --               --                 --
Options written                                               83,400        $2,869,970           67,500         $1,327,261
Options terminated in closing purchase transactions           (9,400)         (377,410)              --                 --
Options expired prior to exercise                                 --                --           (7,100)           (16,251)
Options outstanding at July 31, 2002                          74,000        $2,492,560           60,400         $1,311,010
---------------------------------------------------------------------------------------------------------------------------

FUTURES CONTRACTS - Certain Portfolios may use financial futures contracts for hedging purposes and to adjust exposure to U.S. and foreign equity markets in connection with a reallocation of the Portfolios' assets or to manage the average duration of a Portfolio. However, imperfect correlations between futures contracts and the related securities or markets, or market disruptions, do not normally permit full control of these risks at all times. Using financial futures contracts involves various market risks. The maximum amount at risk from the purchase of a futures contract is the contract value.

Upon entering into a financial futures contract, a Portfolio is required to pledge to a broker an amount of cash and/or government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin"; initial margin balance at July 31, 2002 for UBS PACE Global Fixed Income Investments amounts to $833,563 and is included in cash on the statements of assets and liabilities. Subsequent payments, known as "variation margin", are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized gain or loss.

REVERSE REPURCHASE AGREEMENTS - Certain Portfolios may enter into reverse repurchase agreements with qualified third party broker-dealers as determined by, and under the direction of, the Board. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Portfolio enters into reverse repurchase agreements, the Portfolio establishes and maintains a segregated account with the Portfolio's custodian containing liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement. The Portfolios did not enter into any reverse repurchase agreements during the year ended July 31, 2002.

INTEREST RATE SWAP AGREEMENTS - Certain Portfolios may enter into interest rate swap agreements to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Portfolio. Therefore, the Portfolio considers the creditworthiness of the counterparty to a swap contract in evaluating potential credit risk.

The Portfolio records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swaps.

For the year ended July 31, 2002, UBS PACE Government Securities Fixed Income Investments and UBS PACE Strategic Fixed Income Investments had outstanding interest rate swap contracts with the following terms:

UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS

                                                              RATE TYPE
                                              ------------------------------------------
NOTIONAL
 AMOUNT              TERMINATION              PAYMENTS MADE            PAYMENTS RECEIVED     UNREALIZED
 (000)                  DATE                   BY THE FUND                BY THE FUND       APPRECIATION
---------------------------------------------------------------------------------------------------------
 32,300               12/18/22                   6.000%                      1.824%+         $456,722
---------------------------------------------------------------------------------------------------------

UBS PACE STRATEGIC FIXED INCOME INVESTMENTS

                                                                          RATE TYPE
                                                         ----------------------------------------
 NOTIONAL                                                                                                  UNREALIZED
  AMOUNT                 TERMINATION                     PAYMENTS MADE          PAYMENTS RECEIVED         APPRECIATION
  (000)                     DATE                          BY THE FUND              BY THE FUND           (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------------
  1,700                    06/15/31                         6.000%                    1.824%+             $  (162,632)
    400                    06/15/06                         4.075++                   5.500                     8,182
  2,500                    12/17/31                         6.000                     1.824+                 (156,163)
 33,000                    12/18/22                         6.000                     1.824+                 (663,630)
  9,200                    12/18/07                         6.000                     1.824+                 (253,791)
 11,700                    12/18/07                         6.000                     1.824+                 (280,051)
  2,000                    12/18/22                         6.000                     1.824+                  (26,200)
-----------------------------------------------------------------------------------------------------------------------
                                                                                                          $(1,534,285)
-----------------------------------------------------------------------------------------------------------------------

+    Rate based on 3 Month LIBOR (London Interbank Offered Rate).
++   Rate based on 6 Month LIBOR (GBP on Interbank Offered Rate).

DIVIDENDS AND DISTRIBUTIONS - Dividends and distributions to shareholders are recorded on the ex-date. The amounts of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CHANGE IN ACCOUNTING PRINCIPLE

As required, effective August 1, 2001, the UBS PACE Global Fixed Income Investments Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. This change will have no impact on the net assets of the UBS PACE Global Fixed Income Investments Portfolio. Prior to August 1, 2001, the UBS PACE Global Fixed Income Investments Portfolio did not amortize premiums on debt securities.

The cumulative effect of this accounting change resulted in a $1,017,435 decrease in the cost of investments and a corresponding $1,017,435 increase in net unrealized appreciation, based on investments owned by the UBS PACE Global Fixed Income Investments Portfolio on August 1, 2001.

The effect of this change for the year ended July 31, 2002 was to decrease net investment income by $792,436, decrease net unrealized appreciation by $410,771 and increase net realized gain on investment transactions by $1,203,207. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect the change in accounting principle.

CONCENTRATION OF RISK

Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the UBS PACE Global Fixed Income Investments, UBS PACE International Equity Investments and UBS PACE International Emerging Markets Equity Investments Portfolios are authorized to invest.

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of larger capitalization companies or the market averages in general and therefore may involve greater risk than investing in larger capitalization companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. These risks are greater with respect to the securities in which the UBS PACE Small/Medium Co Value Equity Investments and UBS PACE Small/Medium Co Growth Equity Investments Portfolios tend to invest.

The ability of the issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

INVESTMENT MANAGER AND ADMINISTRATOR

The Trust has entered into an Investment Management and Administration Contract ("Management Contract") with UBS Global AM. In accordance with the Management Contract, each Portfolio pays UBS Global AM investment management and administration fees, which are accrued daily and paid monthly, in accordance with the following schedule:

                                                                                   ANNUAL RATE
                                                                               AS A PERCENTAGE OF
                                                                                EACH PORTFOLIO'S
                      PORTFOLIO                                             AVERAGE DAILY NET ASSETS
----------------------------------------------------------------------------------------------------
UBS PACE Money Market Investments                                                      0.35%
UBS PACE Government Securities Fixed Income Investments                                0.70%
UBS PACE Intermediate Fixed Income Investments                                         0.60%
UBS PACE Strategic Fixed Income Investments                                            0.70%
UBS PACE Municipal Fixed Income Investments                                            0.60%
UBS PACE Global Fixed Income Investments                                               0.80%
UBS PACE Large Co Value Equity Investments                                             0.80%
UBS PACE Large Co Growth Equity Investments                                            0.80%
UBS PACE Small/Medium Co Value Equity Investments                                      0.80%
UBS PACE Small/Medium Co Growth Equity Investments                                     0.80%
UBS PACE International Equity Investments                                              0.90%
UBS PACE International Emerging Markets Equity Investments                             1.10%
----------------------------------------------------------------------------------------------------

Under separate Sub-Advisory Agreements, with the exception of UBS PACE Money Market Investments, UBS Global AM (not the Portfolios) pays each investment advisor a fee from the investment management and administration fees which UBS Global AM receives, which is accrued daily and paid monthly, in accordance with the following schedule:

                                                                                                                ANNUAL RATE
                                                                                                            AS A PERCENTAGE OF
                                                                                                             EACH PORTFOLIO'S
                 PORTFOLIO                                  INVESTMENT ADVISOR                            AVERAGE DAILY NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------
UBS PACE Government Securities Fixed              Pacific Investment Management Company LLC                       0.225%
  Income Investments
UBS PACE Intermediate Fixed Income Investments    BlackRock Financial Management, Inc.                   0.200% up to $120 million
                                                    (effective July 29, 2002)                            0.100% above $120 million
                                                  Metropolitan West Asset Management, LLC                0.200% up to $200 million
                                                    (period from October 10, 2000 to July 28, 2002)      0.120% above $200 million
UBS PACE Strategic Fixed Income Investments       Pacific Investment Management Company LLC                       0.250%
UBS PACE Municipal Fixed Income Investments       Standish Mellon Asset Management Company LLC           0.200% up to $60 million
                                                                                                         0.150% above $60 million
UBS PACE Global Fixed Income Investments          Rogge Global Partners plc                                       0.250%
                                                  Fischer Francis Trees & Watts, Inc. (and affiliates)   0.250% up to $400 million
                                                                                                         0.200% above $400 million
UBS PACE Large Co Value Equity Investments        Institutional Capital Corp.                                     0.300%
                                                  Westwood Management Corp.                                       0.300%
                                                  SSgA Funds Management, Inc.                                     0.150%
UBS PACE Large Co Growth Equity Investments       Alliance Capital Management L.P.                                0.300%
                                                  SSgA Funds Management, Inc.                                     0.150%
UBS PACE Small/Medium Co Value Equity             ICM Asset Management, Inc.                                      0.300%
  Investments                                     Ariel Capital Management, Inc.                                  0.300%
UBS PACE Small/Medium Co Growth                   Delaware Management Company                                     0.400%
  Equity Investments
UBS PACE International Equity                     Martin Currie Inc.                                     0.350% up to $150 million
  Investments                                                                                            0.300% above $150 million
                                                                                                            up to $250 million
                                                                                                         0.250% above $250 million
                                                                                                            up to $350 million
                                                                                                         0.200% above $350 million
UBS PACE International Emerging Markets           Schroder Investment Management North                            0.500%
  Equity Investments                                America Inc.
----------------------------------------------------------------------------------------------------------------------------------

Effective August 2, 2002, UBS PACE International Emerging Markets Equity Investments transferred its investment advisory functions from Schroder Investment Management North America Inc. to Baring International Investment Limited and Gartmore Global Partners for a sub-advisory fee, paid by UBS Global AM (not the Portfolio), accrued daily and paid monthly, at an annual rate of 0.50% and 0.50%, respectively.

Additionally, on September 16, 2002, UBS PACE Large Co Growth Equity Investments transferred a portion of its sub-advisory functions from Alliance Capital Management L.P. to GE Asset Management, Inc. and Marsico Capital Management, LLC for a sub-advisory fee, paid by UBS Global AM (not the Portfolio), accrued daily and paid monthly at an annual rate of 0.30% and 0.30%, respectively, SSgA Funds Management, Inc. will remain as an investment advisor of the Portfolio.

At July 31, 2002, certain Portfolios owed UBS Global AM for investment management and administration fees as follows:

                                                                                    AMOUNTS
                     PORTFOLIO                                                       OWED
-------------------------------------------------------------------------------------------
UBS PACE Government Securities Fixed Income Investments                            $297,920
UBS PACE Intermediate Fixed Income Investments                                      167,044
UBS PACE Strategic Fixed Income Investments                                         176,409
UBS PACE Municipal Fixed Income Investments                                         137,512
UBS PACE Global Fixed Income Investments                                            216,633
UBS PACE Large Co Value Equity Investments                                          569,204
UBS PACE Large Co Growth Equity Investments                                         312,634
UBS PACE Small/Medium Co Value Equity Investments                                   179,973
UBS PACE Small/Medium Co Growth Equity Investments                                  174,888
UBS PACE International Equity Investments                                           281,363
UBS PACE International Emerging Markets Equity Investments                           77,943
-------------------------------------------------------------------------------------------

For the year ended July 31, 2002, UBS Global AM had the following fee waivers and reimbursements which are subject to repayment by the Portfolios through July 31, 2002:

                                                                                        FEE
                                                                                      WAIVERS
                                                                                        AND
                     PORTFOLIO                                                    REIMBURSEMENTS
------------------------------------------------------------------------------------------------
UBS PACE Money Market Investments                                                   $  854,351
UBS PACE Government Securities Fixed Income Investments                              1,151,305
UBS PACE Intermediate Fixed Income Investments                                         410,361
UBS PACE Strategic Fixed Income Investments                                            292,922
UBS PACE Municipal Fixed Income Investments                                            502,950
UBS PACE Global Fixed Income Investments                                               678,327
UBS PACE Large Co Value Equity Investments                                           1,262,204
UBS PACE Large Co Growth Equity Investments                                            874,035
UBS PACE Small/Medium Co Value Equity Investments                                      261,881
UBS PACE Small/Medium Co Growth Equity Investments                                     325,629
UBS PACE International Equity Investments                                              190,207
UBS PACE International Emerging Markets Equity Investments                             541,461
------------------------------------------------------------------------------------------------

UBS Global AM agreed to waive all or a portion of its investment management and administration fees and to reimburse certain operating expenses for the year ended July 31, 2002, which will lower the overall expenses of certain Portfolios. Each Portfolio will reimburse UBS Global AM for any such payments during a three-year period to the extent that operating expenses are otherwise below the expense caps.

At July 31, 2002, UBS Global AM owed certain Portfolios for fee waivers and reimbursements as follows:

                                                                                      AMOUNTS
                     PORTFOLIO                                                          DUE
---------------------------------------------------------------------------------------------
UBS PACE Government Securities Fixed Income Investments                              $102,616
UBS PACE Intermediate Fixed Income Investments                                         47,776
UBS PACE Strategic Fixed Income Investments                                            34,746
UBS PACE Municipal Fixed Income Investments                                            48,014
UBS PACE Global Fixed Income Investments                                               61,768
UBS PACE Large Co Value Equity Investments                                            129,544
UBS PACE Large Co Growth Equity Investments                                            82,507
UBS PACE Small/Medium Co Value Equity Investments                                      38,035
UBS PACE Small/Medium Co Growth Equity Investments                                     46,085
UBS PACE International Equity Investments                                              29,100
UBS PACE International Emerging Markets Equity Investments                             53,854
---------------------------------------------------------------------------------------------

During the year ended July 31, 2002, the Portfolios did not pay any brokerage commissions to UBS PaineWebber, Inc. ("UBS PaineWebber(SM)*"), an indirect wholly owned subsidiary of UBS AG, or any other affiliated broker-dealer for transactions executed on behalf of the Portfolios.

SERVICE AND DISTRIBUTION PLANS

UBS Global AM is the principal underwriter of each Portfolios' shares. Under separate plans of service and/or distribution pertaining to Class A, Class B and Class C shares, certain Portfolios pay UBS Global AM monthly service fees at the annual rate of 0.25% of the average daily net assets of Class A, Class B and Class C shares and monthly distribution fees (1) at the annual rate of 0.75% of the average daily net assets on Class B and Class C shares for UBS PACE Large Co Value Equity Investments, UBS PACE Large Co Growth Equity Investments, UBS PACE Small/Medium Co Value Equity Investments, UBS PACE Small/Medium Co Growth Equity Investments, UBS PACE International Equity Investments and UBS PACE International Emerging Markets Equity Investments Portfolios and (2) at the annual rate of 0.75% and 0.50% of the average daily net assets of Class B and Class C shares, respectively, for UBS PACE Government Securities Fixed Income Investments, UBS PACE Intermediate Fixed Income Investments, UBS PACE Strategic Fixed Income Investments, UBS PACE Municipal Fixed Income Investments and UBS PACE Global Fixed Income Investments Portfolios.

UBS Global AM also receives the proceeds of the initial sales charges paid upon the purchase of Class A and Class C shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A, Class B and Class C shares.

-------------
* UBS PaineWebber is a service mark of UBS AG.

At July 31, 2002, certain Portfolios owed UBS Global AM service and distribution fees, and for the year ended July 31, 2002, certain Portfolios were informed by UBS Global AM that it had earned sales charges as follows:

                                                                                   SERVICE AND     SALES CHARGES
                                                                                DISTRIBUTION FEES  EARNED FOR THE
                                                                                  OWED MANAGER       YEAR ENDED
                                                                                   AT JULY 31,        JULY 31,
                     PORTFOLIO                                                        2002            2002
----------------------------------------------------------------------------------------------------------------
UBS PACE Government Securities Fixed Income Investments                            $ 94,262           $137,114
UBS PACE Intermediate Fixed Income Investments                                       48,554             96,436
UBS PACE Strategic Fixed Income Investments                                          27,692             65,057
UBS PACE Municipal Fixed Income Investments                                          64,571            137,651
UBS PACE Global Fixed Income Investments                                             48,081             20,004
UBS PACE Large Co Value Equity Investments                                          181,558            376,746
UBS PACE Large Co Growth Equity Investments                                          47,367             89,608
UBS PACE Small/Medium Co Value Equity Investments                                    33,959             62,809
UBS PACE Small/Medium Co Growth Equity Investments                                   27,177             46,543
UBS PACE International Equity Investments                                            30,647             33,718
UBS PACE International Emerging Markets Equity Investments                            9,513             25,463
----------------------------------------------------------------------------------------------------------------

TRANSFER AGENCY AND RELATED SERVICES FEES

UBS PaineWebber provides transfer agency and related services to each Portfolio pursuant to a delegation of authority from PFPC, Inc., ("PFPC") each Portfolio's transfer agent, and is compensated for these services by PFPC, not the Portfolios.

For the year ended July 31, 2002, UBS PaineWebber received from PFPC, not the Portfolios, an approximate percentage of the total transfer agency and related services fees paid by a Portfolio to PFPC as follows:

                     PORTFOLIO
----------------------------------------------------------------------------
UBS PACE Government Securities Fixed Income Investments                  53%
UBS PACE Intermediate Fixed Income Investments                           50%
UBS PACE Strategic Fixed Income Investments                              52%
UBS PACE Municipal Fixed Income Investments                              50%
UBS PACE Global Fixed Income Investments                                 52%
UBS PACE Large Co Value Equity Investments                               53%
UBS PACE Large Co Growth Equity Investments                              56%
UBS PACE Small/Medium Co Value Equity Investments                        58%
UBS PACE Small/Medium Co Growth Equity Investments                       58%
UBS PACE International Equity Investments                                57%
UBS PACE International Emerging Markets Equity Investments               58%
----------------------------------------------------------------------------

SECURITIES LENDING

Each Portfolio may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolios will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Portfolios may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Portfolios receive compensation, which is included in interest income, for lending their securities from interest or dividends earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees.

UBS PaineWebber, which is the Portfolios' lending agent, received compensation from certain Portfolios for the year ended July 31, 2002 as follows:

                     PORTFOLIO                                      COMPENSATION
--------------------------------------------------------------------------------
UBS PACE Government Securities Fixed Income Investments               $33,795
UBS PACE Intermediate Fixed Income Investments                         11,266
UBS PACE Strategic Fixed Income Investments                             3,715
UBS PACE Global Fixed Income Investments                               26,618
UBS PACE Large Co Value Equity Investments                             46,548
UBS PACE Large Co Growth Equity Investments                            20,886
UBS PACE Small/Medium Co Value Equity Investments                      21,438
UBS PACE Small/Medium Co Growth Equity Investments                     54,794
UBS PACE International Equity Investments                              99,494
UBS PACE International Emerging Markets Equity Investments             15,580
--------------------------------------------------------------------------------

For the year ended July 31, 2002, certain Portfolios earned compensation from securities lending transactions net of fees, rebates and expenses as follows:

                     PORTFOLIO                                      COMPENSATION
--------------------------------------------------------------------------------
UBS PACE Government Securities Fixed Income Investments               $101,494
UBS PACE Intermediate Fixed Income Investments                          33,076
UBS PACE Strategic Fixed Income Investments                             10,973
UBS PACE Global Fixed Income Investments                                77,928
UBS PACE Large Co Value Equity Investments                             135,155
UBS PACE Large Co Growth Equity Investments                             60,302
UBS PACE Small/Medium Co Value Equity Investments                       62,771
UBS PACE Small/Medium Co Growth Equity Investments                     161,191
UBS PACE International Equity Investments                              294,586
UBS PACE International Emerging Markets Equity nvestments               45,857
--------------------------------------------------------------------------------

At July 31, 2002, certain Portfolios owed UBS PaineWebber for security lending fees as follows:

                                                                       AMOUNTS
                     PORTFOLIO                                          OWED
------------------------------------------------------------------------------
UBS PACE Government Securities Fixed Income Investments                $1,207
UBS PACE Intermediate Fixed Income Investments                          1,302
UBS PACE Strategic Fixed Income Investments                                27
UBS PACE Global Fixed Income Investments                                   39
UBS PACE Large Co Value Equity Investments                              1,767
UBS PACE Large Co Growth Equity Investments                               411
UBS PACE Small/Medium Co Value Equity Investments                       1,437
UBS PACE Small/Medium Co Growth Equity Investments                      2,019
UBS PACE International Equity Investments                               4,101
UBS PACE International Emerging Markets Equity Investments              1,019
------------------------------------------------------------------------------

At July 31, 2002, the Portfolios invested the cash collateral received in the following money market funds:

 NUMBER OF
  SHARES                                                                                                                  VALUE
---------------------------------------------------------------------------------------------------------------------------------
UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS:
 9,001,372   AIM Liquid Assets Portfolio                                                                              $ 9,001,372
    15,293   BlackRock Provident Institutional TempFund                                                                    15,293
    11,736   Dreyfus Cash Management Fund                                                                                  11,736
       126   Scudder Institutional Fund, Inc                                                                                  126
36,378,473   UBS Private Money Market Fund LLC                                                                         36,378,473
                                                                                                                     ------------
             Total investments of cash collateral received for securities loaned (cost-$45,407,000)                   $45,407,000
---------------------------------------------------------------------------------------------------------------------------------

UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS:
 2,733,723   AIM Liquid Assets Portfolio                                                                              $ 2,733,723
        45   AIM Prime Money Market Portfolio                                                                                  45
    10,253   BlackRock Provident Institutional TempFund                                                                    10,253
     4,363   Dreyfus Cash Management Fund                                                                                   4,363
   102,342   Federated Government Obligation Fund                                                                         102,342
        42   Scudder Institutional Fund, Inc                                                                                   42
 8,484,814   UBS Private Money Market Fund LLC                                                                          8,484,814
                                                                                                                      -----------
             Total investments of cash collateral received for securities loaned (cost-$11,335,582)                   $11,335,582
---------------------------------------------------------------------------------------------------------------------------------

UBS PACE STRATEGIC FIXED INCOME INVESTMENTS:
 1,080,000   UBS Private Money Market Fund LLC (cost-$1,080,000)                                                      $ 1,080,000
---------------------------------------------------------------------------------------------------------------------------------

UBS PACE LARGE CO VALUE EQUITY INVESTMENTS:
18,390,665   AIM Liquid Assets Portfolio                                                                              $18,390,665
        21   AIM Prime Money Market Portfolio                                                                                  21
       600   BlackRock Provident Institutional TempFund                                                                       600
     4,614   Dreyfus Cash Management Fund                                                                                   4,614
    22,356   Federated Government Obligation Fund                                                                          22,356
       449   Scudder Institutional Fund, Inc                                                                                  449
 3,356,895   UBS Private Money Market Fund LLC                                                                          3,356,895
                                                                                                                      -----------
             Total investments of cash collateral received for securities loaned (cost-$21,775,600)                   $21,775,600
---------------------------------------------------------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                                                                                   VALUE
---------------------------------------------------------------------------------------------------------------------------------
UBS PACE LARGE CO GROWTH EQUITY INVESTMENTS:
 4,061,157   AIM Liquid Assets Portfolio                                                                              $ 4,061,157
    15,316   BlackRock Provident Institutional TempFund                                                                    15,316
   173,769   Dreyfus Cash Management Fund                                                                                 173,769
        25   Scudder Institutional Fund, Inc                                                                                   25
 3,123,733   UBS Private Money Market Fund LLC                                                                          3,123,733
                                                                                                                      -----------
             Total investments of cash collateral received for securities loaned (cost-$7,374,000)                    $ 7,374,000
---------------------------------------------------------------------------------------------------------------------------------

UBS PACE SMALL/MEDIUM CO VALUE EQUITY INVESTMENTS:
 8,565,829   AIM Liquid Assets Portfolio                                                                              $ 8,565,829
        11   AIM Prime Money Market Portfolio                                                                                  11
 1,039,623   BlackRock Provident Institutional TempFund                                                                 1,039,623
        98   Dreyfus Cash Management Fund                                                                                      98
    16,767   Federated Government Obligation Fund                                                                          16,767
        46   Scudder Institutional Fund, Inc                                                                                   46
 8,515,746   UBS Private Money Market Fund LLC                                                                          8,515,746
                                                                                                                      -----------
             Total investments of cash collateral received for securities loaned (cost-$18,138,120)                   $18,138,120
---------------------------------------------------------------------------------------------------------------------------------

UBS PACE SMALL/MEDIUM CO GROWTH EQUITY INVESTMENTS:
10,442,967   AIM Liquid Assets Portfolio                                                                              $10,442,967
         5   AIM Prime Money Market Portfolio                                                                                   5
    75,243   BlackRock Provident Institutional TempFund                                                                    75,243
       527   Dreyfus Cash Management Fund                                                                                     527
10,000,000   Federated Government Obligation Fund                                                                      10,000,000
        47   Scudder Institutional Fund, Inc                                                                                   47
14,630,217   UBS Private Money Market Fund LLC                                                                         14,630,217
                                                                                                                      -----------
             Total investments of cash collateral received for securities loaned (cost-$35,149,006)                   $35,149,006
---------------------------------------------------------------------------------------------------------------------------------

UBS PACE INTERNATIONAL EQUITY INVESTMENTS:
12,204,100   AIM Liquid Assets Portfolio                                                                              $12,204,100
        37   AIM Prime Money Market Portfolio                                                                                  37
   576,121   BlackRock Provident Institutional TempFund                                                                   576,121
    71,954   Dreyfus Cash Management Fund                                                                                  71,954
     7,452   Federated Government Obligation Fund                                                                           7,452
       132   Scudder Institutional Fund, Inc                                                                                  132
 2,426,813   UBS Private Money Market Fund LLC                                                                          2,426,813
                                                                                                                      -----------
             Total investments of cash collateral received for securities loaned (cost-$15,286,609)                   $15,286,609
---------------------------------------------------------------------------------------------------------------------------------

UBS PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS:
    75,323   AIM Liquid Assets Portfolio                                                                               $   75,323
         3   AIM Prime Money Market Portfolio                                                                                   3
    99,911   BlackRock Provident Institutional TempFund                                                                    99,911
     8,590   Dreyfus Cash Management Fund                                                                                   8,590
 2,438,673   UBS Private Money Market Fund LLC                                                                          2,438,673
                                                                                                                      -----------
             Total investments of cash collateral received for securities loaned (cost-$2,622,500)                    $ 2,622,500
---------------------------------------------------------------------------------------------------------------------------------

BANK LINE OF CREDIT

Each of the Portfolios, with the exception of UBS PACE Money Market Investments, may participate with other funds managed, advised or sub-advised by UBS Global AM in a $300 million committed credit facility ("Facility") with UBS AG, Stamford Branch, to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Portfolios at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Portfolios have agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the Facility. Interest is charged to the Portfolios at rates based on prevailing market rates in effect at the time of borrowings. For the year ended July 31, 2002, UBS PACE Large Co Growth Equity Investments and UBS PACE International Equity Investments were the only Portfolios to borrow under the Facility. The Portfolios had average daily amounts of borrowing outstanding under the Facility of $3,864,500 and $6,968,200, for four and three days respectively, with related weighted average annualized interest rates of 2.02% and 2.83%, respectively.

FEDERAL TAX STATUS

For federal income tax purposes, at July 31, 2002, the components of net unrealized appreciation (depreciation) of investments were as follows:

                                                                                                                NET
                                                                                                            UNREALIZED
                                                                         GROSS              GROSS          APPRECIATION
                     PORTFOLIO                                       APPRECIATION       DEPRECIATION      (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------
UBS PACE Government Securities Fixed Income Investments              $13,136,040       $  (2,715,730)     $ 10,420,310
UBS PACE Intermediate Fixed Income Investments                         6,472,637         (31,880,774)      (25,408,137)
UBS PACE Strategic Fixed Income Investments                            6,412,915          (7,736,562)       (1,323,647)
UBS PACE Municipal Fixed Income Investments                           12,587,643            (305,841)       12,281,802
UBS PACE Global Fixed Income Investments                              17,161,210          (1,591,635)       15,569,575
UBS PACE Large Co Value Equity Investments                            58,757,115        (100,461,106)      (41,703,991)
UBS PACE Large Co Growth Equity Investments                           27,162,398        (111,917,260)      (84,754,862)
UBS PACE Small/Medium Co Value Equity Investments                     35,456,341         (23,753,738)       11,702,603
UBS PACE Small/Medium Co Growth Equity Investments                    33,233,066         (69,364,566)      (36,131,500)
UBS PACE International Equity Investments                              8,694,645         (55,339,093)      (46,644,448)
UBS PACE International Emerging Markets Equity Investments             7,276,524         (14,177,501)       (6,900,977)
------------------------------------------------------------------------------------------------------------------------

For the year ended July 31, 2002, aggregate purchases and sales of portfolio securities, excluding short-term securities, were as follows:

                     PORTFOLIO                                         PURCHASES             SALES
-----------------------------------------------------------------------------------------------------
UBS PACE Government Securities Fixed Income Investments             $2,647,668,731     $3,027,950,195
UBS PACE Intermediate Fixed Income Investments                         397,252,844        374,005,021
UBS PACE Strategic Fixed Income Investments                          1,144,017,825      1,112,466,896
UBS PACE Municipal Fixed Income Investments                             53,277,267         58,071,614
UBS PACE Global Fixed Income Investments                               984,936,858      1,010,784,190
UBS PACE Large Co Value Equity Investments                             744,848,071        791,736,021
UBS PACE Large Co Growth Equity Investments                            337,716,184        305,776,421
UBS PACE Small/Medium Co Value Equity Investments                      129,206,760        158,072,419
UBS PACE Small/Medium Co Growth Equity Investments                     146,498,047        176,166,585
UBS PACE International Equity Investments                              420,676,914        392,740,927
UBS PACE International Emerging Markets Equity Investments             106,118,273        115,940,167
-----------------------------------------------------------------------------------------------------

Each of the Portfolios intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Portfolio intends not to be subject to a federal excise tax.

At July 31, 2002, the following Portfolios had net capital loss carryforwards available as reductions, to the extent provided in the regulations, of future net realized capital gains. These losses expire as follows:

                        UBS PACE
                       GOVERNMENT    UBS PACE     UBS PACE       UBS PACE     UBS PACE
           UBS PACE    SECURITIES  INTERMEDIATE   STRATEGIC      MUNICIPAL     GLOBAL
FISCAL      MONEY        FIXED        FIXED         FIXED          FIXED        FIXED
YEAR       MARKET       INCOME       INCOME        INCOME         INCOME       INCOME
ENDING   INVESTMENTS  INVESTMENTS  INVESTMENTS   INVESTMENTS    INVESTMENTS  INVESTMENTS
-----------------------------------------------------------------------------------------
2003          --            --            --            --            --     $15,753,815
2004          --            --            --            --            --            --
2005          --            --            --            --            --            --
2006          --     $ 1,589,964   $ 1,199,794   $ 1,409,606          --            --
2007         $220      9,662,399    19,336,984    12,477,372          --       4,356,224
2008          --            --       3,620,638       413,371   $ 6,502,303     1,235,103
2009          --            --            --            --            --          20,824
2010          --            --            --            --            --            --
         --------------------------------------------------------------------------------
TOTAL        $220    $11,252,363   $24,157,416   $14,300,349   $ 6,502,303   $21,365,966
-----------------------------------------------------------------------------------------

                                                                  UBS PACE
                        UBS PACE     UBS PACE                   INTERNATIONAL
           UBS PACE     LARGE CO      SMALL/       UBS PACE       EMERGING
FISCAL     LARGE CO      GROWTH      MEDIUM CO   INTERNATIONAL     MARKETS
YEAR     VALUE EQUITY    EQUITY    GROWTH EQUITY    EQUITY         EQUITY
ENDING    INVESTMENTS  INVESTMENTS  INVESTMENTS   INVESTMENTS    INVESTMENTS
-------------------------------------------------------------------------------
2003           --            --            --            --     $ 5,437,965
2004           --            --            --            --            --
2005           --            --            --            --      24,763,816
2006           --            --            --            --         308,374
2007           --            --            --            --          16,232
2008           --            --            --     $ 9,995,177       246,412
2009    $17,549,388          --            --            --       3,280,571
2010     35,942,379   $89,314,031   $15,743,758    46,322,650    20,071,109
       --------------------------------------------------------------------
TOTAL    53,491,767   $89,314,031   $15,743,758   $56,317,827   $54,124,479
-------------------------------------------------------------------------------

Except for UBS PACE Large Co Value Equity Investments, the capital loss carryforwards for the other Portfolios include capital losses from the acquisition of certain UBS PaineWebber funds. These losses may be subject to annual limitations imposed by the Internal Revenue Code.

In accordance with U.S. Treasury regulations, the following Portfolios have elected to defer realized capital losses and foreign currency losses arising after October 31, 2001. Such losses are treated for tax purposes as arising on August 1, 2002:

                                                                                            FOREIGN
                                                                             CAPITAL       CURRENCY
                     PORTFOLIO                                               LOSSES         LOSSES
----------------------------------------------------------------------------------------------------
UBS PACE Intermediate Fixed Income Investments                            $ 4,014,630            --
UBS PACE Global Fixed Income Investments                                      945,358      $541,830
UBS PACE Large Co Value Equity Investments                                 35,681,060         2,435
UBS PACE Large Co Growth Equity Investments                                75,543,380            --
UBS PACE Small/Medium Co Growth Equity Investments                            272,292            --
UBS PACE International Equity Investments                                  60,361,559            --
UBS PACE International Emerging Markets Equity  Investments                 4,047,836       186,436
----------------------------------------------------------------------------------------------------

The tax character of distributions paid during the years ended July 31, 2002 and July 31, 2001 were as follows:

                                                                                   2002
                                                           -------------------------------------------------------
                                                            TAX-EXEMPT     ORDINARY    LONG TERM      TAX RETURN
PORTFOLIO                                                     INCOME        INCOME    CAPITAL GAINS   OF CAPITAL
------------------------------------------------------------------------------------------------------------------
UBS PACE Money Market Investments                                  --    $ 1,907,665         --             --
UBS PACE Government Securities Fixed Income Investments            --     30,671,635         --             --
UBS PACE Intermediate Fixed Income Investments                     --     20,686,181         --             --
UBS PACE Strategic Fixed Income Investments                        --     12,991,359         --             --
UBS PACE Municipal Fixed Income Investments               $10,712,025             --         --             --
UBS PACE Global Fixed Income Investments                           --             --         --    $11,305,232
UBS PACE Large Co Value Equity Investments                         --      5,539,335         --             --
UBS PACE Large Co Growth Equity Investments                        --             --         --             --
UBS PACE Small/Medium Co Value Equity Investments                  --        692,025   $775,548             --
UBS PACE Small/Medium Co Growth Equity Investments                 --             --         --             --
UBS PACE International Equity Investments                          --      3,931,138         --             --
------------------------------------------------------------------------------------------------------------------

                                                                                  2001
                                                           -----------------------------------------------------
                                                           TAX-EXEMPT    ORDINARY      LONG TERM      TAX RETURN
PORTFOLIO                                                    INCOME       INCOME     CAPITAL GAINS    OF CAPITAL
----------------------------------------------------------------------------------------------------------------
UBS PACE Money Market Investments                                  --  $ 3,989,354             --            --
UBS PACE Government Securities Fixed Income Investments            --   27,301,511             --            --
UBS PACE Intermediate Fixed Income Investments                     --   14,220,105             --            --
UBS PACE Strategic Fixed Income Investments                        --   16,311,016             --            --
UBS PACE Municipal Fixed Income Investments                $6,491,392           --             --            --
UBS PACE Global Fixed Income Investments                           --           --             --    $9,117,729
UBS PACE Large Co Value Equity Investments                         --    3,348,036             --            --
UBS PACE Large Co Growth Equity Investments                        --           --    $49,053,172            --
UBS PACE Small/Medium Co Value Equity Investments                  --    2,609,034             --            --
UBS PACE Small/Medium Co Growth Equity Investments                 --   15,743,849     72,298,768            --
UBS PACE International Equity Investments                          --    2,392,002     14,509,857            --
----------------------------------------------------------------------------------------------------------------

At July 31, 2002, the components of distributable earnings on a tax basis were as follows:

                                                           UNDISTRIBUTED UNDISTRIBUTED   ACCUMULATED    UNREALIZED
                                                             ORDINARY     LONG TERM      CAPITAL AND   APPRECIATION
PORTFOLIO                                                     INCOME     CAPITAL GAINS  OTHER LOSSES  (DEPRECIATION)       TOTAL
----------------------------------------------------------------------------------------------------------------------------------
UBS PACE Money Market Investments                          $   73,630            --    $        (220)             --  $      73,410
UBS PACE Government Securities Fixed Income Investments            --            --      (11,252,363)  $ 10,420,310        (832,053)
UBS PACE Intermediate Fixed Income Investments                     --            --      (28,172,046)   (25,408,137)    (53,580,183)
UBS PACE Strategic Fixed Income Investments                   524,669            --      (14,300,349)    (1,323,647)    (15,099,327)
UBS PACE Municipal Fixed Income Investments                        --            --       (6,502,303)     12,281,802      5,779,499
UBS PACE Global Fixed Income Investments                           --            --      (22,853,154)     15,569,575     (7,283,579)
UBS PACE Large Co Value Equity Investments                  3,840,301            --      (89,175,262)   (41,703,991)   (127,038,952)
UBS PACE Large Co Growth Equity Investments                        --            --     (164,857,411)   (84,754,862)   (249,612,273)
UBS PACE Small/Medium Co Value Equity Investments                  --   $23,299,141                --     11,702,603     35,001,744
UBS PACE Small/Medium Co Growth Equity Investments                 --            --      (16,016,050)   (36,131,500)    (52,147,550)
UBS PACE International Equity Investments                     136,325            --     (116,679,386)   (46,644,448)   (163,187,509)
UBS PACE International Emerging Markets Equity Investments         --            --      (58,358,751)    (6,900,977)    (65,259,728)
----------------------------------------------------------------------------------------------------------------------------------

At July 31, 2002, the effect of permanent "book/tax" reclassifications resulted in increases and decreases to components of the Portfolios net assets as follows:

                                                                                           ACCUMULATED
                                                                     ACCUMULATED           NET REALIZED
                                                                    NET INVESTMENT            GAINS           BENEFICIAL
PORTFOLIO                                                            INCOME (LOSS)           (LOSSES)          INTEREST
------------------------------------------------------------------------------------------------------------------------
UBS PACE Government Securities Fixed Income Investments               $    121,051        $(24,493,108)      $24,372,057
UBS PACE Intermediate Fixed Income Investments                              73,576         (24,072,139)       23,998,563
UBS PACE Strategic Fixed Income Investments                                746,722         (19,179,229)       18,432,507
UBS PACE Municipal Fixed Income Investments                                 40,058          (7,050,440)        7,010,382
UBS PACE Global Fixed Income Investments                                 9,340,415         (15,301,032)        5,960,617
UBS PACE Large Co Value Equity Investments                                   9,891          (6,554,698)        6,544,807
UBS PACE Large Co Growth Equity Investments                              2,316,495          (1,459,855)         (856,640)
UBS PACE Small/Medium Co Value Equity Investments                          465,384          (4,949,589)        4,484,205
UBS PACE Small/Medium Co Growth Equity Investments                       2,294,107                (343)       (2,293,764)
UBS PACE International Equity Investments                               (1,310,468)         (9,914,725)       11,225,193
UBS PACE International Emerging Markets Equity Investments                 445,880         (30,551,962)       30,106,082
------------------------------------------------------------------------------------------------------------------------

MONEY MARKET FUND INSURANCE BONDS

At July 31, 2002, UBS PACE Money Market Investments had insurance bonds that provided limited coverage for certain loss events involving certain money market instruments held by the Portfolio. These loss events include non-payment of principal or interest or a bankruptcy or insolvency of the issuer or credit enhancement provider (if any). The insurance bonds provided for coverage up to $200 million for a number of funds managed, advised or sub-advised by UBS Global AM with a deductible of 30 basis points (0.30%) of the total assets of the Portfolio for First Tier Securities, determined as of the close of business on the first business day prior to the loss event. In the event of a loss covered under the insurance bonds, the Portfolio would have expected to retain the security in its portfolio, rather than having to sell it at its current market value, until the date of payment of the loss, which would generally be no later than the maturity of the security. While the insurance bonds were intended to provide some protection against credit risk and to help the Portfolio maintain a constant price per share of $1.00, there was no guarantee that the insurance bonds would have done so. For the year ended July 31, 2002, the Portfolio did not use these insurance bonds.

SHARES OF BENEFICIAL INTEREST

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest for each of the Portfolios, except UBS PACE Money Market Investments, about which similar information is provided in the Statement of Changes in Net Assets, were as follows:

UBS PACE GOVERNMENT SECURITIES FIXED INVESTMENTS
FOR THE YEAR ENDED JULY 31, 2002:

                                 CLASS A                   CLASS B                CLASS C
                         ------------------------  ----------------------  -----------------------
                           SHARES        AMOUNT      SHARES       AMOUNT    SHARES        AMOUNT
--------------------------------------------------------------------------------------------------
Shares sold               2,010,469  $ 25,987,071   708,121  $ 9,176,699    610,381   $  7,904,147
Shares repurchased       (3,813,462)  (49,173,454) (394,852)  (5,098,211)  (924,201)   (11,917,889)
Shares converted from
 Class B to Class A          78,944     1,023,448   (78,940)  (1,023,448)      --            --
Dividends reinvested        555,356     7,147,731    36,512      470,084    161,002      2,072,720
                         --------------------------------------------------------------------------
Net increase (decrease)  (1,168,693) $(15,015,204)  270,841  $ 3,525,124   (152,818)  $ (1,941,022)
--------------------------------------------------------------------------------------------------

                                  CLASS Y                   CLASS P
                         --------------------------  ------------------------
                           SHARES         AMOUNT      SHARES        AMOUNT
-----------------------------------------------------------------------------
Shares sold                4,708,753  $  60,266,279   4,954,777  $ 63,970,139
Shares repurchased       (14,012,719)  (179,081,142) (5,630,089)  (72,711,321)
Shares converted from
 Class B to Class A            --           --            --          --
Dividends reinvested         366,024      4,708,923     836,831    10,772,835
                         ----------------------------------------------------
Net increase (decrease)   (8,937,942) $(114,105,940)    161,519  $  2,031,653
-----------------------------------------------------------------------------

UBS PACE GOVERNMENT SECURITIES FIXED INVESTMENTS--(CONCLUDED)

FOR THE YEAR ENDED JULY 31, 2001:

                                         CLASS A(a)                         CLASS B(b)                        CLASS C(c)
                                ----------------------------        --------------------------        --------------------------
                                   SHARES          AMOUNT            SHARES          AMOUNT            SHARES           AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
Shares sold                       4,899,460    $  62,228,936          287,723    $   3,652,298          152,124    $   1,932,129
Shares repurchased              (14,919,156)    (189,077,995)        (156,110)      (1,981,050)        (569,061)      (7,232,765)
Shares converted from
   Class B to Class A                32,939          419,264          (32,939)        (419,264)            --               --
Dividends reinvested                331,034        4,197,530           18,122          229,902           96,503        1,224,436
Shares issued in connection
   with fund mergers             27,172,619      343,755,388          909,756       11,509,461        4,817,801       60,961,180
                                ------------------------------------------------------------------------------------------------
Net increase (decrease)          17,516,896    $ 221,523,123        1,026,552    $  12,991,347        4,497,367    $  56,884,980
--------------------------------------------------------------------------------------------------------------------------------

                                          CLASS Y(d)                          CLASS P
                                 ---------------------------       --------------------------------
                                   SHARES          AMOUNT            SHARES               AMOUNT
---------------------------------------------------------------------------------------------------
Shares sold                       9,995,560    $ 126,562,300        3,384,672         $  42,430,142
Shares repurchased                 (835,190)     (10,587,350)      (5,750,233)
Shares converted from
    Class B to Class A                --               --               --                    --
Dividends reinvested                324,085        4,111,072        1,135,128            14,159,531
Shares issued in connection
    with fund mergers               926,326       11,721,224             --                    --
                                 -------------------------------------------------------------------
Net increase (decrease)          10,410,781    $ 131,807,246       (1,230,433)        $ (15,627,440)
---------------------------------------------------------------------------------------------------

(a) For the period January 18, 2001 (commencement of issuance) through July 31, 2001.
(b) For the period December 18, 2000 (commencement of issuance) through July 31, 2001.
(c) For the period December 4, 2000 (commencement of issuance) through July 31, 2001.
(d) For the period February 2, 2001 (commencement of issuance) through July 31, 2001.

UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS
FOR THE YEAR ENDED JULY 31, 2002:

                                     CLASS A                          CLASS B                          CLASS C
                            --------------------------        ------------------------        ------------------------
                              SHARES         AMOUNT            SHARES        AMOUNT            SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Shares sold                  3,069,631    $ 37,598,055         200,021    $  2,395,834         155,906    $  1,875,918
Shares repurchased          (4,790,130)    (58,302,383)       (342,650)     (4,155,322)       (396,385)     (4,771,686)
Shares converted from
   Class B to Class A           85,496       1,050,570         (85,431)     (1,050,570)           --              --
Dividends reinvested           498,193       5,996,291          40,986         493,539          48,064         578,723
                            -------------------------------------------------------------------------------------------
Net increase (decrease)     (1,136,810)   $(13,657,467)       (187,074)   $ (2,316,519)       (192,415)   $ (2,317,045)
----------------------------------------------------------------------------------------------------------------------

                                      CLASS Y                         CLASS P
                               -----------------------      --------------------------
                               SHARES        AMOUNT            SHARES        AMOUNT
--------------------------------------------------------------------------------------
Shares sold                      8,276    $    101,283       6,932,424    $ 83,523,173
Shares repurchased             (85,336)     (1,034,031)     (3,556,690)    (42,667,956)
Shares converted from
    Class B to Class A             --              --              --              --
Dividends reinvested            16,370         197,348         776,431       9,324,853
                               -------------------------------------------------------
Net increase (decrease)        (60,690)   $   (735,400)      4,152,165    $ 50,180,070
--------------------------------------------------------------------------------------

FOR THE YEAR ENDED JULY 31, 2001:

                                         CLASS A(a)                         CLASS B(b)                       CLASS C(c)
                                ----------------------------        --------------------------        --------------------------
                                   SHARES          AMOUNT             SHARES         AMOUNT            SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
Shares sold                       9,183,696    $ 111,990,347           76,789    $     937,050           82,137    $   1,001,924
Shares repurchased              (10,287,115)    (125,427,064)        (169,188)      (2,062,223)        (234,920)      (2,868,980)
Shares converted from
   Class B to Class A                65,383          798,054          (65,332)        (798,054)            --               --
Dividends reinvested                234,335        2,853,524           18,970          231,212           22,141          269,828
Shares issued in connection
   with fund mergers             13,572,291      164,992,088        1,368,906       16,655,762        1,714,190       20,858,848
                                ------------------------------------------------------------------------------------------------
Net increase (decrease)          12,768,590    $ 155,206,949        1,230,145    $  14,963,747        1,583,548    $  19,261,620
--------------------------------------------------------------------------------------------------------------------------------

                                           CLASS Y(d)                       CLASS P
                                    ------------------------       ---------------------------
                                     SHARES        AMOUNT            SHARES          AMOUNT
----------------------------------------------------------------------------------------------
Shares sold                          30,676    $     374,045        2,673,403    $  32,370,914
Shares repurchased                  (47,410)        (578,997)      (4,358,866)     (52,850,231)
Shares converted from
   Class B to Class A                  --               --               --               --
Dividends reinvested                  8,216          100,104          697,388        8,401,673
Shares issued in connection
   with fund mergers                301,552        3,667,946             --               --
                                   ------------------------------------------------------------
Net increase (decrease)             293,034    $   3,563,098         (988,075)   $ (12,077,644)
----------------------------------------------------------------------------------------------

(a) For the period December 13, 2000 (commencement of issuance) through July 31, 2001.
(b) For the period December 14, 2000 (commencement of issuance) through July 31, 2001.
(c) For the period December 1, 2000 (commencement of issuance) through July 31, 2001.
(d) For the period February 2, 2001 (commencement of issuance) through July 31, 2001.

UBS PACE STRATEGIC FIXED INCOME INVESTMENTS
FOR THE YEAR ENDED JULY 31, 2002:

                                      CLASS A                         CLASS B                         CLASS C
                              ------------------------        ------------------------        ------------------------
                                SHARES       AMOUNT            SHARES        AMOUNT            SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Shares sold                    454,779    $  5,963,853         316,574    $  4,162,878         129,177    $  1,702,905
Shares repurchased            (886,057)    (11,667,709)       (374,624)     (4,886,952)       (446,910)     (5,807,341)
Shares converted from
   Class B to Class A           49,937         658,717         (49,970)       (658,717)           --              --
Dividends reinvested            60,348         789,074          27,132         354,731          33,907         443,175
                             ------------------------------------------------------------------------------------------
Net increase (decrease)       (320,993)   $ (4,256,065)        (80,888)   $ (1,028,060)       (283,826)   $ (3,661,261)
----------------------------------------------------------------------------------------------------------------------

                                       CLASS Y                       CLASS P
                              ------------------------      --------------------------
                                SHARES        AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------
Shares sold                     25,574    $    335,777       6,226,118    $ 81,693,656
Shares repurchased             (48,858)       (638,821)     (4,997,176)    (65,620,561)
Shares converted from
   Class B to Class A             --              --              --              --
Dividends reinvested             1,814          23,731         799,931      10,459,439
                              --------------------------------------------------------
Net increase (decrease)        (21,470)   $   (279,313)      2,028,873    $ 26,532,534
--------------------------------------------------------------------------------------

FOR THE YEAR ENDED JULY 31, 2001:

                                          CLASS A(a)                     CLASS B(b)                      CLASS C(c)
                                ---------------------------      --------------------------      --------------------------
                                    SHARES        AMOUNT           SHARES         AMOUNT           SHARES         AMOUNT
---------------------------------------------------------------------------------------------------------------------------
Shares sold                        306,514    $  3,898,872         178,574    $  2,264,759          50,279    $    640,274
Shares repurchased                (538,792)     (6,856,045)       (151,226)     (1,923,557)       (182,949)     (2,332,784)
Shares converted from
 Class B to Class A                 37,637         480,788         (37,637)       (480,788)           --              --
Dividends reinvested                40,395         514,721          16,129         205,505          25,055         319,337
Shares issued in connection
 with fund mergers               2,469,404      31,540,331       1,317,030      16,821,735       1,404,172      17,938,197
                                ------------------------------------------------------------------------------------------
Net increase (decrease)          2,315,158    $ 29,578,667       1,322,870    $ 16,887,654       1,296,557    $ 16,565,024
---------------------------------------------------------------------------------------------------------------------------

                                           CLASS Y(d)                    CLASS P
                                ---------------------------     ---------------------------
                                    SHARES        AMOUNT          SHARES         AMOUNT
-------------------------------------------------------------------------------------------
Shares sold                         19,770       $ 253,093       3,189,316     $ 40,138,732
Shares repurchased                 (16,787)       (213,989)     (7,278,518)
Shares converted from
 Class B to Class A                   --             --               --               --
Dividends reinvested                 1,278          16,281       1,157,681       14,521,027
Shares issued in connection
 with fund mergers                  43,193         551,720            --               --
                                  ----------------------------------------------------------
Net increase (decrease)             47,454       $ 607,105      (2,931,521)    $(37,470,024)
-------------------------------------------------------------------------------------------

(a) For the period December 11, 2000 (commencement of issuance) through July 31, 2001.
(b) For the period December 29, 2000 (commencement of issuance) through July 31, 2001.
(c) For the period December 1, 2000 (commencement of issuance) through July 31, 2001.
(d) For the period February 2, 2001 (commencement of issuance) through July 31, 2001.

UBS PACE MUNICIPAL FIXED INCOME INVESTMENTS
FOR THE YEAR ENDED JULY 31, 2002:

                                      CLASS A                        CLASS B                          CLASS C
                              ----------------------           --------------------           ----------------------
                              SHARES          AMOUNT           SHARES        AMOUNT           SHARES          AMOUNT
----------------------------------------------------------------------------------------------------------------------
Shares sold                    888,689    $ 11,224,243         180,636    $  2,276,801         135,626    $  1,705,290
Shares repurchased          (2,394,091)    (30,128,833)       (384,224)     (4,815,033)       (344,261)     (4,321,798)
Shares converted from
 Class B to Class A            106,350       1,331,785        (106,350)     (1,331,785)           --              --
Dividends reinvested           360,342       4,517,050          12,243         153,559          69,803         874,957
                            -------------------------------------------------------------------------------------------
Net increase (decrease)     (1,038,710)   $(13,055,755)       (297,695)   $ (3,716,458)       (138,832)    $(1,741,551)
----------------------------------------------------------------------------------------------------------------------

                                CLASS Y                 CLASS P
                           ------------------    ------------------------
                           SHARES     AMOUNT     SHARES         AMOUNT
-------------------------------------------------------------------------
Shares sold                  520   $   6,500    1,684,949    $ 21,152,506
Shares repurchased        (8,709)   (108,245)    (923,164)    (11,596,610)
Shares converted from
 Class B to Class A         --          --           --              --
Dividends reinvested       1,220      15,284      176,785       2,216,089
                          -----------------------------------------------
Net increase (decrease)   (6,969)  $ (86,461)     938,570    $ 11,771,985
-------------------------------------------------------------------------

FOR THE YEAR ENDED JULY 31, 2001:

                                         CLASS A(a)                         CLASS B(c)                       CLASS C(b)
                                 ---------------------------        --------------------------       ---------------------------
                                   SHARES          AMOUNT             SHARES         AMOUNT            SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
Shares sold                       1,754,056    $  21,796,583           76,959    $     958,033           17,312    $     215,475
Shares repurchased               (2,727,473)     (33,896,883)        (140,198)      (1,740,447)        (205,949)      (2,556,635)
Shares converted from
 Class B to Class A                  97,123        1,204,704          (97,146)      (1,204,704)             --               --
Dividends reinvested                170,287        2,113,779            6,922           85,953           32,573          404,338
Shares issued in connection
 with fund mergers               14,949,505      185,697,266        1,313,324       16,313,635        2,718,677       33,770,430
                                -------------------------------------------------------------------------------------------------
Net increase (decrease)          14,243,498    $ 176,915,449        1,159,861    $  14,412,470        2,562,613    $  31,833,608
--------------------------------------------------------------------------------------------------------------------------------

                                      CLASS Y(c)                      CLASS P
                                  -------------------        ----------------------------
                                  SHARES      AMOUNT           SHARES          AMOUNT
-----------------------------------------------------------------------------------------
Shares sold                           40    $    488          1,013,695    $  12,536,202
Shares repurchased                (2,332)    (29,067)        (1,694,777)     (20,981,581)
Shares converted from
 Class B to Class A
Dividends reinvested                 602       7,474            194,060        2,389,508
Shares issued in connection
 with fund mergers                33,568     416,972                --               --
                                 ---------------------------------------------------------
Net increase (decrease)           31,878    $395,867           (487,022)   $  (6,055,871)
-----------------------------------------------------------------------------------------

(a) For the period January 23, 2001 (commencement of issuance) through July 31, 2001.
(b) For the period December 4, 2000 (commencement of issuance) through July 31, 2001.
(c) For the period February 23, 2001 (commencement of issuance) through July 31, 2001.

UBS PACE GLOBAL FIXED INCOME INVESTMENTS
FOR THE YEAR ENDED JULY 31, 2002:

                                     CLASS A                         CLASS B                      CLASS C
                             --------------------------        ---------------------       ------------------------
                              SHARES          AMOUNT            SHARES      AMOUNT          SHARES        AMOUNT
-------------------------------------------------------------------------------------------------------------------
Shares sold                    163,115    $  1,736,347          50,971    $ 554,419          46,135    $    486,221
Shares repurchased          (2,930,883)    (30,461,696)        (52,502)    (539,357)       (210,374)     (2,192,392)
Shares converted from
 Class B to Class A             63,013         647,644         (62,159)    (647,644)            --              --
Dividends reinvested           424,522       4,413,677           2,613       27,270          30,621         317,886
                           -----------------------------------------------------------------------------------------
Net increase (decrease)     (2,280,233)   $(23,664,028)        (61,077)   $(605,312)       (133,618)   $ (1,388,285)
-------------------------------------------------------------------------------------------------------------------

                                    CLASS Y                        CLASS P
                            -------------------------     --------------------------
                             SHARES         AMOUNT          SHARES         AMOUNT
------------------------------------------------------------------------------------
Shares sold                  729,607    $  7,670,798       3,598,652    $ 37,321,948
Shares repurchased          (271,729)     (2,808,187)     (2,618,317)    (27,411,812)
Shares converted from
 Class B to Class A              --              --              --              --
Dividends reinvested          21,822         227,686         377,830       3,929,554
                            ----------------------------------------------------------
Net increase (decrease)      479,700    $  5,090,297       1,358,165    $ 13,839,690
------------------------------------------------------------------------------------

FOR THE YEAR ENDED JULY 31, 2001:

                                       CLASS A(a)                   CLASS B(b)                   CLASS C(c)
                               ----------------------------   ------------------------    --------------------------
                                 SHARES          AMOUNT        SHARES        AMOUNT         SHARES        AMOUNT
--------------------------------------------------------------------------------------------------------------------
Shares sold                        33,798    $     351,786       9,332    $    96,683        15,912    $    166,039
Shares repurchased             (2,184,709)     (22,627,927)    (23,529)      (243,372)     (152,528)     (1,574,881)
Shares converted from
 Class B to Class A               129,631        1,368,427    (129,619)    (1,368,427)          --              --
Dividends reinvested              269,517        2,787,807       2,534         26,326        20,398         211,049
Shares issued in connection
 with fund mergers             20,331,222      217,694,954     372,848      3,992,174     1,443,639      15,457,461
                              ---------------------------------------------------------------------------------------
Net increase (decrease)        18,579,459    $ 199,575,047     231,566    $ 2,503,384     1,327,421    $ 14,259,668
--------------------------------------------------------------------------------------------------------------------

                                       CLASS Y(d)                    CLASS P
                                 ------------------------   ---------------------------
                                  SHARES        AMOUNT        SHARES         AMOUNT
----------------------------------------------------------------------------------------
Shares sold                        85,389    $   898,611     2,282,178    $ 23,831,781
Shares repurchased               (183,453)    (1,896,564)   (2,987,763)    (31,309,217)
Shares converted from
 Class B to Class A                   --             --            --              --
Dividends reinvested               11,486        118,886       419,966       4,362,330
Shares issued in connection
 with fund mergers                556,432      5,958,028           --              --
                                 -------------------------------------------------------
Net increase (decrease)           469,854    $ 5,078,961      (285,619)   $ (3,115,106)
----------------------------------------------------------------------------------------

(a) For the period December 11, 2000 (commencement of issuance) through July 31, 2001.
(b) For the period February 5, 2001 (commencement of issuance) through July 31, 2001.
(c) For the period December 1, 2000 (commencement of issuance) through July 31, 2001.
(d) For the period January 16, 2001 (commencement of issuance) through July 31, 2001.

UBS PACE LARGE CO VALUE EQUITY INVESTMENTS
FOR THE YEAR ENDED JULY 31, 2002:

                                   CLASS A                       CLASS B                       CLASS C
                          ---------------------------   ---------------------------   ---------------------------
                            SHARES         AMOUNT         SHARES         AMOUNT         SHARES         AMOUNT
-----------------------------------------------------------------------------------------------------------------
Shares sold                  592,777    $  9,756,508       152,128    $  2,491,123       383,254    $  6,255,385
Shares repurchased        (5,145,302)    (84,293,172)   (1,610,698)    (26,288,435)   (1,204,849)    (19,699,409)
Shares converted from
 Class B to Class A          810,087      13,324,128      (814,644)    (13,324,128)          --              --
Dividends reinvested         136,180       2,227,900           --              --            --              --
                          ---------------------------------------------------------------------------------------
Net increase (decrease)   (3,606,258)   $(58,984,636)   (2,273,214)   $(37,121,440)     (821,595)   $(13,444,024)
-----------------------------------------------------------------------------------------------------------------

                                    CLASS Y                       CLASS P
                             -------------------------   ----------------------------
                              SHARES        AMOUNT         SHARES          AMOUNT
-------------------------------------------------------------------------------------
Shares sold                   925,762    $ 15,291,750     7,845,278    $ 129,285,662
Shares repurchased           (440,339)     (7,112,210)   (5,037,999)     (81,643,553)
Shares converted from
 Class B to Class A               --              --            --               --
Dividends reinvested           19,922         325,928       167,966        2,746,242
                             --------------------------------------------------------
Net increase (decrease)       505,345    $  8,505,468     2,975,245    $  50,388,351
-------------------------------------------------------------------------------------

FOR THE YEAR ENDED JULY 31, 2001:

                                      CLASS A(a)                      CLASS B(a)                    CLASS C(a)
                               ----------------------------   ----------------------------   ---------------------------
                                 SHARES         AMOUNT          SHARES          AMOUNT         SHARES         AMOUNT
------------------------------------------------------------------------------------------------------------------------
Shares sold                     1,384,836    $  24,105,738       337,784    $   5,844,433       870,996    $ 15,186,602
Shares repurchased             (3,832,651)     (66,568,959)   (1,059,019)     (18,343,142)   (1,179,001)    (20,499,163)
Shares converted from
 Class B to Class A               226,895        3,943,114      (227,002)      (3,943,114)         --              --
Dividends reinvested                 --               --            --               --            --              --
Shares issued in connection
 with fund mergers             27,766,393      477,570,208     8,492,055      146,059,839     4,717,199      81,133,940
                              -------------------------------------------------------------------------------------------
Net increase (decrease)        25,545,473    $ 439,050,101     7,543,818    $ 129,618,016     4,409,194    $ 75,821,379
------------------------------------------------------------------------------------------------------------------------

                                       CLASS Y(b)                     CLASS P
                                --------------------------   ----------------------------
                                 SHARES         AMOUNT         SHARES          AMOUNT
-----------------------------------------------------------------------------------------
Shares sold                       637,243    $ 11,042,897     6,149,144    $ 106,623,290
Shares repurchased               (392,614)     (6,740,374)   (7,007,219)    (120,924,670)
Shares converted from
 Class B to Class A
Dividends reinvested                 --              --         196,958        3,302,990
Shares issued in connection
 with fund mergers              2,013,959      34,639,278
                               ----------------------------------------------------------
Net increase (decrease)         2,258,588    $ 38,941,801      (661,117)   $ (10,998,390)
-----------------------------------------------------------------------------------------

(a) For the period November 27, 2000 (commencement of issuance) through July 31, 2001.
(b) For the period January 19, 2001 (commencement of issuance) through July 31, 2001.

UBS PACE LARGE CO GROWTH EQUITY INVESTMENTS
FOR THE YEAR ENDED JULY 31, 2002:

                                   CLASS A                     CLASS B                    CLASS C
                          ---------------------------   ------------------------   ------------------------
                            SHARES         AMOUNT        SHARES        AMOUNT       SHARES        AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                  583,738    $  8,261,301     115,560    $ 1,740,282     137,616    $ 2,028,788
Shares repurchased        (3,126,073)    (44,751,709)   (490,279)    (6,996,703)   (406,744)    (5,769,433)
Shares converted from
 Class B to Class A          266,117       4,155,767    (267,629)    (4,155,767)       --             --
                          ------------------------------------------------------------------------------------
Net increase (decrease)   (2,276,218)   $(32,334,641)   (642,348)   $(9,412,188)   (269,128)   $(3,740,645)
-----------------------------------------------------------------------------------------------------------

                                 CLASS Y                       CLASS P
                          --------------------------------------------------------
                           SHARES        AMOUNT         SHARES          AMOUNT
----------------------------------------------------------------------------------
Shares sold                506,168    $ 7,266,913     11,478,215    $ 161,090,489
Shares repurchased        (441,960)    (6,172,400)    (5,183,651)     (72,339,862)
Shares converted from
 Class B to Class A           --             --             --               --
                          ---------------------------------------------------------
Net increase (decrease)     64,208    $ 1,094,513      6,294,564    $  88,750,627
----------------------------------------------------------------------------------

FOR THE YEAR ENDED JULY 31, 2001:

                                       CLASS A(a)                     CLASS B(a)                   CLASS C(a)
                               ----------------------------     -------------------------    --------------------------
                                 SHARES          AMOUNT          SHARES        AMOUNT         SHARES         AMOUNT
-----------------------------------------------------------------------------------------------------------------------
Shares sold                       348,172    $   6,038,436       129,043    $  2,249,763       117,131    $  2,044,700
Shares repurchased             (1,664,894)     (28,291,301)     (274,558)     (4,648,691)     (173,586)     (2,959,448)
Shares converted from
 Class B to Class A               162,871        2,837,720      (162,942)     (2,837,720)         --              --
Dividends reinvested                 --               --            --              --            --              --
Shares issued in connection
 with fund mergers             13,496,005      243,770,916     2,082,667      37,618,205     1,544,375      27,895,329
                              -------------------------------------------------------------------------------------------
Net increase                   12,342,154    $ 224,355,771     1,774,210    $ 32,381,557     1,487,920    $ 26,980,581
-----------------------------------------------------------------------------------------------------------------------

                                      CLASS Y(b)                      CLASS P
                               ---------------------------   ----------------------------
                                 SHARES         AMOUNT         SHARES          AMOUNT
-----------------------------------------------------------------------------------------
Shares sold                     4,326,410    $ 70,913,351     7,560,758    $ 146,167,817
Shares repurchased             (4,324,749)    (70,618,521)   (4,838,339)     (98,525,151)
Shares converted from
 Class B to Class A                  --              --            --               --
Dividends reinvested                 --              --       2,300,213       48,373,474
Shares issued in connection
 with fund mergers              1,753,537      31,673,216          --               --
                               -----------------------------------------------------------
Net increase                    1,755,198    $ 31,968,046     5,022,632    $  96,016,140
-----------------------------------------------------------------------------------------

(a) For the period November 27, 2000 (commencement of issuance) through July 31, 2001.
(b) For the period February 15, 2001 (commencement of issuance) through July 31, 2001.

UBS PACE SMALL/MEDIUM CO VALUE EQUITY INVESTMENTS
FOR THE YEAR ENDED JULY 31, 2002:

                                   CLASS A                      CLASS B                   CLASS C
                          ---------------------------   -----------------------    ------------------------
                            SHARES          AMOUNT       SHARES        AMOUNT       SHARES        AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                1,579,814    $ 27,580,701     294,709    $ 5,527,377     164,255    $ 3,062,749
Shares repurchased        (1,604,390)    (27,340,080)   (182,202)    (3,244,512)   (133,315)    (2,367,796)
Shares converted from
 Class B to Class A           57,250         985,565     (57,595)      (985,565)       --             --
Dividends reinvested           9,422         164,893         889         15,489       1,048         18,261
                          ----------------------------------------------------------------------------------
Net increase (decrease)       42,096    $  1,391,079      55,801    $ 1,312,789      31,988    $   713,214
-----------------------------------------------------------------------------------------------------------

                                CLASS Y                    CLASS P
                          ---------------------   ---------------------------
                           SHARES      AMOUNT       SHARES         AMOUNT
-----------------------------------------------------------------------------
Shares sold                35,218    $ 619,881     2,792,951    $ 50,145,286
Shares repurchased        (43,770)    (751,915)   (4,912,737)    (88,137,362)
Shares converted from
 Class B to Class A          --           --            --              --
Dividends reinvested          551        9,643        68,479       1,199,083
                          ----------------------------------------------------
Net increase (decrease)    (8,001)   $(122,391)   (2,051,307)   $(36,792,993)
-----------------------------------------------------------------------------

FOR THE YEAR ENDED JULY 31, 2001:

                                       CLASS A(a)                   CLASS B(b)                 CLASS C(a)
                                -------------------------    ------------------------   -------------------------
                                 SHARES         AMOUNT       SHARES         AMOUNT       SHARES        AMOUNT
-----------------------------------------------------------------------------------------------------------------
Shares sold                      165,290    $  2,678,481     130,655    $  2,082,967     386,041    $  6,124,752
Shares repurchased              (300,539)     (4,857,587)    (82,115)     (1,306,976)   (413,125)     (6,592,085)
Shares converted from
 Class B to Class A               22,027         348,222     (22,058)       (348,222)       --              --
Dividends reinvested                --              --          --              --          --              --
Shares issued in connection
 with fund mergers             2,833,522      45,663,272     729,945      11,750,430     838,349      13,506,940
                               -----------------------------------------------------------------------------------
Net increase (decrease)        2,720,300    $ 43,832,388     756,427    $ 12,178,199     811,265    $ 13,039,607
-----------------------------------------------------------------------------------------------------------------

                                      CLASS Y(c)                   CLASS P
                                -----------------------   ---------------------------
                                 SHARES       AMOUNT        SHARES         AMOUNT
-------------------------------------------------------------------------------------
Shares sold                      17,327    $   278,022     3,261,474    $ 48,848,272
Shares repurchased              (18,164)      (292,199)   (6,320,938)    (95,206,909)
Shares converted from
 Class B to Class A                --             --            --              --
Dividends reinvested               --             --         186,647       2,586,923
Shares issued in connection
 with fund mergers              100,651      1,621,675          --              --
                               -------------------------------------------------------
Net increase (decrease)          99,814    $ 1,607,498    (2,872,817)   $(43,771,714)
-------------------------------------------------------------------------------------

(a) For the period November 27, 2000 (commencement of issuance) through July 31, 2001.
(b) For the period November 28, 2000 (commencement of issuance) through July 31, 2001.
(c) For the period December 20, 2000 (commencement of issuance) through July 31, 2001.

UBS PACE SMALL/MEDIUM CO GROWTH EQUITY INVESTMENTS
FOR THE YEAR ENDED JULY 31, 2002:

                                 CLASS A                      CLASS B                    CLASS C
                        ---------------------------   ------------------------   ------------------------
                          SHARES         AMOUNT        SHARES        AMOUNT       SHARES        AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                848,269    $ 10,291,863      60,409    $   767,922      67,555    $   866,193
Shares repurchased      (2,070,365)    (25,743,464)   (285,483)    (3,532,777)   (195,886)    (2,425,234)
Shares converted from
 Class B to Class A        360,149       4,609,642    (362,304)    (4,609,642)       --             --
                       -------------------------------------------------------------------------------------
Net decrease              (861,947)   $(10,841,959)   (587,378)   $(7,374,497)   (128,331)   $(1,559,041)
---------------------------------------------------------------------------------------------------------

                                 CLASS Y                       CLASS P
                        ---------------------------   ---------------------------
                          SHARES         AMOUNT         SHARES         AMOUNT
---------------------------------------------------------------------------------
Shares sold              1,568,945    $ 20,589,423     4,048,234    $ 51,593,576
Shares repurchased      (1,571,291)    (21,138,589)   (5,646,073)    (71,025,251)
Shares converted from
 Class B to Class A           --              --            --              --
                        ----------------------------------------------------------
Net decrease                (2,346)   $   (549,166)   (1,597,839)   $(19,431,675)
---------------------------------------------------------------------------------

FOR THE YEAR ENDED JULY 31, 2001:

                                      CLASS A(a)                     CLASS B(a)                    CLASS C(a)
                              ----------------------------    --------------------------    --------------------------
                                SHARES          AMOUNT          SHARES        AMOUNT         SHARES          AMOUNT
----------------------------------------------------------------------------------------------------------------------
Shares sold                    1,497,899    $  19,517,544        77,721    $  1,059,970       285,995    $  3,833,064
Shares repurchased            (2,268,197)     (29,668,523)     (250,430)     (3,301,621)     (350,029)     (4,636,469)
Shares converted from
 Class B to Class A              185,879        2,428,129      (185,989)     (2,428,129)         --              --
Dividends reinvested                --               --            --              --            --              --
Shares issued in connection
 with fund mergers             7,125,090      106,375,288     1,580,529      23,596,201     1,067,737      15,940,610
                              ------------------------------------------------------------------------------------------
Net increase                   6,540,671    $  98,652,438     1,221,831    $ 18,926,421     1,003,703    $ 15,137,205
----------------------------------------------------------------------------------------------------------------------

                                    CLASS Y(b)                    CLASS P
                              ------------------------   ----------------------------
                               SHARES        AMOUNT        SHARES          AMOUNT
-------------------------------------------------------------------------------------
Shares sold                    362,935    $ 4,194,101     5,937,730    $  92,392,731
Shares repurchased            (360,416)    (4,272,501)   (4,070,362)     (69,837,086)
Shares converted from
 Class B to Class A               --             --            --               --
Dividends reinvested              --             --       5,449,528       87,137,949
Shares issued in connection
 with fund mergers              25,993        388,074          --               --
                             ---------------------------------------------------------
Net increase                    28,512    $   309,674     7,316,896    $ 109,693,594
-------------------------------------------------------------------------------------

(a) For the period November 27, 2000 (commencement of issuance) through July 31, 2001.
(b) For the period February 12, 2001 (commencement of issuance) through July 31, 2001.

UBS PACE INTERNATIONAL EQUITY INVESTMENTS
FOR THE YEAR ENDED JULY 31, 2002:

                                    CLASS A                       CLASS B                   CLASS C
                          ------------------------------  ------------------------   ------------------------
                             SHARES          AMOUNT        SHARES        AMOUNT       SHARES        AMOUNT
-------------------------------------------------------------------------------------------------------------
Shares sold                 9,202,140    $ 104,068,201      58,971    $   690,894     291,672    $ 3,261,766
Shares repurchased        (11,390,325)    (130,664,797)   (108,887)    (1,286,023)   (461,285)    (5,247,268)
Shares converted from
 Class B to Class A           117,525        1,344,645    (118,203)    (1,344,645)       --             --
Dividends reinvested           93,578        1,056,496        --             --         1,393         15,756
                          -------------------------------------------------------------------------------------
Net increase (decrease)    (1,977,082)   $ (24,195,455)   (168,119)   $(1,939,774)   (168,220)   $(1,969,746)
-------------------------------------------------------------------------------------------------------------

                                   CLASS Y                        CLASS P
                          -----------------------------  ---------------------------
                            SHARES          AMOUNT         SHARES         AMOUNT
------------------------------------------------------------------------------------
Shares sold               10,621,965    $ 118,797,730     8,536,924    $ 95,630,301
Shares repurchased        (9,746,910)    (110,225,925)   (4,362,590)    (48,783,424)
Shares converted from
 Class B to Class A             --               --            --              --
Dividends reinvested          44,685          504,044       196,640       2,218,098
                        -------------------------------------------------------------
Net increase (decrease)      919,740    $   9,075,849     4,370,974    $ 49,064,975
------------------------------------------------------------------------------------

FOR THE YEAR ENDED JULY 31, 2001:

                                       CLASS A(a)                   CLASS B(a)                   CLASS C(a)
                              ------------------------------  ------------------------   ---------------------------
                                SHARES           AMOUNT        SHARES        AMOUNT        SHARES         AMOUNT
--------------------------------------------------------------------------------------------------------------------
Shares sold                    33,769,533    $ 451,377,133     158,579    $ 2,120,778     1,427,721    $ 19,020,255
Shares repurchased            (35,633,796)    (478,683,025)   (147,877)    (1,986,617)   (1,564,474)    (20,890,977)
Shares converted from
 Class B to Class A                50,040          683,276     (50,068)      (683,276)         --              --
Dividends reinvested                 --               --          --             --            --              --
Shares issued in connection
 with fund mergers             13,194,385      190,081,350     408,808      5,889,377     1,198,216      17,261,791
                              ----------------------------------------------------------------------------------------
Net increase                   11,380,162    $ 163,458,734     369,442    $ 5,340,262     1,061,463    $ 15,391,069
--------------------------------------------------------------------------------------------------------------------

                                       CLASS Y(b)                     CLASS P
                              ---------------------------   ---------------------------
                                 SHARES         AMOUNT         SHARES         AMOUNT
---------------------------------------------------------------------------------------
Shares sold                    3,999,661    $ 53,360,200     5,478,152    $ 80,658,164
Shares repurchased            (1,945,401)    (25,480,132)   (4,005,678)    (58,944,602)
Shares converted from
 Class B to Class A                 --              --            --              --
Dividends reinvested                --              --       1,099,611      16,604,127
Shares issued in connection
 with fund mergers             1,552,287      22,362,461          --              --
                             -----------------------------------------------------------
Net increase                   3,606,547    $ 50,242,529     2,572,085    $ 38,317,689
---------------------------------------------------------------------------------------

(a) For the period November 27, 2000 (commencement of issuance) through July 31, 2001.
(b) For the period January 17, 2001 (commencement of issuance) through July 31, 2001.

UBS PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS
FOR THE YEAR ENDED JULY 31, 2002:

                                  CLASS A                    CLASS B                     CLASS C
                        ---------------------------   ------------------------   ------------------------
                          SHARES          AMOUNT       SHARES        AMOUNT       SHARES        AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold              1,999,200    $ 14,696,585      20,192    $   173,347     513,645    $ 3,683,090
Shares repurchased      (2,321,964)    (17,064,299)   (212,335)    (1,760,675)   (571,451)    (4,187,394)
Shares converted from
 Class B to Class A         15,245         123,648     (15,345)      (123,648)       --             --
                        ----------------------------------------------------------------------------------
Net decrease              (307,519)   $ (2,244,066)   (207,488)   $(1,710,976)    (57,806)   $  (504,304)
---------------------------------------------------------------------------------------------------------

                              CLASS Y                   CLASS P
                        ---------------------   ---------------------------
                         SHARES      AMOUNT       SHARES         AMOUNT
---------------------------------------------------------------------------
Shares sold               8,165    $  64,072     2,391,418    $ 20,080,806
Shares repurchased      (17,126)    (150,772)   (2,573,384)    (21,618,374)
Shares converted from
 Class B to Class A        --           --            --              --
                        ---------------------------------------------------
Net decrease             (8,961)   $ (86,700)     (181,966)   $ (1,537,568)
---------------------------------------------------------------------------

FOR THE YEAR ENDED JULY 31, 2001:

                                      CLASS A(a)                    CLASS B(b)                  CLASS C(c)
                               --------------------------    --------------------------   ------------------------
                                SHARES          AMOUNT         SHARES        AMOUNT        SHARES        AMOUNT
------------------------------------------------------------------------------------------------------------------
Shares sold                      494,089    $  4,408,777        12,009    $    111,660     545,186    $ 4,727,557
Shares repurchased              (583,797)     (5,199,743)      (95,918)       (836,962)   (576,159)    (5,023,988)
Shares converted from
 Class B to Class A                1,596          14,518        (1,597)        (14,518)       --             --
Shares issued in connection
 with fund mergers             1,114,285      11,141,275     1,001,576      10,014,178     545,401      5,453,213
                               -----------------------------------------------------------------------------------
Net increase                   1,026,173    $ 10,364,827       916,070    $  9,274,358     514,428    $ 5,156,782
------------------------------------------------------------------------------------------------------------------

                                    CLASS Y(d)                   CLASS P
                                ---------------------  ---------------------------
                                SHARES     AMOUNT        SHARES         AMOUNT
----------------------------------------------------------------------------------
Shares sold                     10,624    $  95,818     3,497,445    $ 33,650,746
Shares repurchased              (7,726)     (68,395)   (2,174,200)    (20,679,243)
Shares converted from
 Class B to Class A               --           --            --              --
Shares issued in connection
 with fund mergers              65,596      655,871          --              --
                               ----------------------------------------------------
Net increase                    68,494    $ 683,294     1,323,245    $ 12,971,503
----------------------------------------------------------------------------------

(a) For the period December 11, 2000 (commencement of issuance) through July 31, 2001.
(b) For the period December 22, 2000 (commencement of issuance) through July 31, 2001.
(c) For the period December 1, 2000 (commencement of issuance) through July 31, 2001.
(d) For the period February 9, 2001 (commencement of issuance) through July 31, 2001.

                 (This page heas been left blank intentionally)

UBS PACE Select Advisors Trust

Financial Highlights
UBS PACE Money Market Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

                                                                                  FOR THE YEARS ENDED JULY 31,
                                                          -------------------------------------------------------------------------
                                                                2002           2001           2000           1999           1998
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                        $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
Net investment income                                           0.02           0.05           0.05           0.05           0.05
Dividends from net investment income                           (0.02)         (0.05)         (0.05)         (0.05)         (0.05)

NET ASSET VALUE, END OF YEAR                              $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                                     2.10%          5.44%          5.53%          4.85%          5.32%
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                           $  112,001     $   76,657     $   65,521        $47,174     $   25,493
Expenses to average net assets, net of fee
   waivers and expense reimbursements                           0.50%          0.50%          0.50%          0.50%          0.50%
Expenses to average net assets, before fee
   waivers and expense reimbursements                           1.43%          1.00%          0.95%          1.07%          1.20%
Net investment income to average net assets, net of fee
   waivers and expense reimbursements                           2.03%          5.26%          5.46%          4.70%          5.20%
Net investment income to average net assets,
   before fee waivers and expense reimbursements                1.10%          4.76%          5.01%          4.13%          4.50%
-----------------------------------------------------------------------------------------------------------------------------------

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include program fees; results would be lower if this fee was included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

UBS PACE Select Advisors Trust

Financial Highlights
UBS PACE Government Securities Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                            CLASS A                            CLASS B
                                                --------------------------------    --------------------------------
                                                 FOR THE YEAR     FOR THE PERIOD     FOR THE YEAR  FOR THE PERIOD
                                                    ENDED              ENDED            ENDED           ENDED
                                                JULY 31, 2002   JULY 31, 2001(a)    JULY 31, 2002  JULY 31, 2001(b)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
       BEGINNING OF PERIOD                       $  12.84         $  12.65             $  12.83         $  12.47
Net investment income                                0.64             0.39                 0.53             0.47
Net realized and unrealized gains (losses)
       from investment activities, options,
       swaps and futures                             0.29             0.18                 0.31             0.37
Net increase from investment operations              0.93             0.57                 0.84             0.84
Dividends from net investment income                (0.64)           (0.38)               (0.54)           (0.48)
Distributions from net realized gains
       from investment activities                   (0.05)            --                  (0.05)            --
Total dividends and distributions                   (0.69)           (0.38)               (0.59)           (0.48)

NET ASSET VALUE,
       END OF PERIOD                             $  13.08         $  12.84             $  13.08         $  12.83
----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                          7.47%            4.61%                6.63%            6.96%
----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                $213,835         $224,837             $ 16,966         $ 13,175
Expenses to average net assets,
       net of fee waivers and
       expense reimbursements                        0.96%            0.98%++++*           1.76%            1.75%++++*
Expenses to average net assets,
       before fee waivers and
       expense reimbursements                        1.15%            1.14%++++*           1.90%            1.90%++++*
Net investment income to average
       net assets, net of fee waivers and
       expense reimbursements                        4.92%            6.09%*               4.12%            5.31%*
Net investment income to average
       net assets, before fee waivers and
       expense reimbursements                        4.73%            5.93%*               3.99%            5.16%*
Portfolio turnover                                    369%             631%                 369%             631%
----------------------------------------------------------------------------------------------------------------------


                                                            CLASS C
                                               ---------------------------------
                                                FOR THE YEAR    FOR THE PERIOD
                                                   ENDED              ENDED
                                               JULY 31, 2002    JULY 31, 2001(c)
--------------------------------------------------------------------------------
NET ASSET VALUE,
       BEGINNING OF PERIOD                       $  12.84         $  12.33
Net investment income                                0.57             0.49
Net realized and unrealized gains (losses)
       from investment activities, options,
       swaps and futures                             0.30             0.51
Net increase from investment operations              0.87             1.00
Dividends from net investment income                (0.57)           (0.49)
Distributions from net realized gains
       from investment activities                   (0.05)            --
Total dividends and distributions                   (0.62)           (0.49)

NET ASSET VALUE,
       END OF PERIOD                             $  13.09         $  12.84
--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                          6.99%            8.26%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                $ 56,849         $ 57,745
Expenses to average net assets,
       net of fee waivers and
       expense reimbursements                        1.48%            1.49%++++*
Expenses to average net assets,
       before fee waivers and
       expense reimbursements                        1.73%            1.70%++++*
Net investment income to average
       net assets, net of fee waivers and
       expense reimbursements                        4.40%            5.59%*
Net investment income to average
       net assets, before fee waivers and
       expense reimbursements                        4.15%            5.38%*
Portfolio turnover                                    369%             631%
--------------------------------------------------------------------------------

                                                           CLASS Y
                                              ----------------------------------
                                              FOR THE YEAR     FOR THE PERIOD
                                                  ENDED              ENDED
                                              JULY 31, 2002    JULY 31, 2001(d)
--------------------------------------------------------------------------------
NET ASSET VALUE,
       BEGINNING OF PERIOD                       $  12.84         $  12.65
Net investment income                                0.68             0.39
Net realized and unrealized gains (losses)
       from investment activities, options,
       swaps and futures                             0.29             0.20
Net increase from investment operations              0.97             0.59
Dividends from net investment income                (0.69)           (0.40)
Distributions from net realized gains
       from investment activities                   (0.05)            --
Total dividends and distributions                   (0.74)           (0.40)

NET ASSET VALUE,
       END OF PERIOD                             $  13.07         $  12.84
--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                          7.77%            4.77%
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                $ 19,250         $133,649
Expenses to average net assets,
       net of fee waivers and
       expense reimbursements                        0.64%            0.66%++++*
Expenses to average net assets,
       before fee waivers and
       expense reimbursements                        0.80%            0.84%++++*
Net investment income to average
       net assets, net of fee waivers and
       expense reimbursements                        5.32%            6.50%*
Net investment income to average
       net assets, before fee waivers and
       expense reimbursements                        5.16%            6.32%*
Portfolio turnover                                    369%             631%
--------------------------------------------------------------------------------


                                                                                    CLASS P
                                                   --------------------------------------------------------------------------------
                                                                         FOR THE YEARS ENDED JULY 31,
                                                   --------------------------------------------------------------------------------
                                                    2002            2001             2000           1999              1998
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
       BEGINNING OF PERIOD                       $  12.84        $  12.09          $  12.10          $  12.59          $  12.61
Net investment income                                0.67            0.84              0.73              0.68              0.72
Net realized and unrealized gains (losses)
       from investment activities, options,
       swaps and futures                             0.31            0.82              0.01             (0.43)             0.18
Net increase from investment operations              0.98            1.66              0.74              0.25              0.90
Dividends from net investment income                (0.68)          (0.91)            (0.75)            (0.71)            (0.72)
Distributions from net realized gains
       from investment activities                   (0.05)           --                --               (0.03)            (0.20)
Total dividends and distributions                   (0.73)          (0.91)            (0.75)            (0.74)            (0.92)

NET ASSET VALUE,
       END OF PERIOD                             $  13.09        $  12.84          $  12.09          $  12.10          $  12.59
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                          7.84%          14.21%             6.36%             2.02%             7.39%
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                $201,378        $195,546          $198,918          $191,719          $162,119
Expenses to average net assets,
       net of fee waivers and
       expense reimbursements                        0.70%           0.78%++           0.87%++           0.87%++           0.85%
Expenses to average net assets,
       before fee waivers and
       expense reimbursements                        0.93%           0.87%++           0.91%++           0.93%++           0.95%
Net investment income to average
       net assets, net of fee waivers and
       expense reimbursements                        5.18%           6.69%             6.12%             5.49%             5.90%
Net investment income to average
       net assets, before fee waivers and
       expense reimbursements                        4.95%           6.60%             6.08%             5.43%             5.80%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                    369%            631%              585%              418%              353%
------------------------------------------------------------------------------------------------------------------------------------

*    Annualized.

++ Includes 0.03%, 0.02% and 0.01% of interest expense related to reverse repurchase agreements during the years ended July 31, 2001, July 31, 2000 and July 31, 1999, respectively.

++++ Includes 0.01% of interest expense related to reverse repurchase agreements during the period ended July 31, 2001.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a)  For the period January 31, 2001 (reissuance of shares) through July 31,
     2001.

(b) For the period December 18, 2000 (commencement of issuance) through July 31, 2001.

(c) For the period December 4, 2000 (commencement of issuance) through July 31, 2001.

(d) For the period February 2, 2001 (commencement of issuance) through July 31, 2001.

UBS PACE Select Advisors Trust

Financial Highlights
UBS PACE Intermediate Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                      CLASS A                        CLASS B
                                          -----------------------------   --------------------------
                                                  FOR THE YEAR                   FOR THE PERIOD
                                                      ENDED                           ENDED
                                                 JULY 31, 2002#                 JULY 31, 2001(a)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE,
   BEGINNING OF PERIOD                    $    12.32      $    12.16       $    12.33     $    12.03
Net investment income                           0.75            0.35             0.65            0.41
Net realized and unrealized gains
(losses) from investment activities            (1.19)           0.16            (1.18)          0.30
Net increase (decrease) from investment
            operations                         (0.44)           0.51            (0.53)          0.71
Dividends from net investment income           (0.75)          (0.35)           (0.65)         (0.41)
Distributions from net realized gains
from investment activities                      --              --               --             --
Total dividends and distributions              (0.75)          (0.35)           (0.65)         (0.41)

NET ASSET VALUE,
         END OF PERIOD                    $    11.13      $    12.32       $    11.15     $    12.33
-----------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                    (3.90)%          4.24%           (4.57)%         6.04%
-----------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)         $  129,520      $  157,341       $   11,626     $   15,168
Expenses to average net assets, net of
fee waivers and expense
        reimbursements                          0.96%           0.97%*           1.74%          1.74%*
Expenses to average net assets, before
fee waivers and expense
        reimbursements                          1.10%           1.03%*           1.82%          1.78%*
Net investment income to average net
assets, net of fee waivers and expense
        reimbursements                          6.14%           5.77%*           5.35%          4.99%*
Net investment income to average net
assets, before fee waivers and expense
        reimbursements                          6.00%           5.71%*           5.27%          4.95%*
Portfolio turnover                               121%             82%             121%            82%
-----------------------------------------------------------------------------------------------------

                                                          CLASS C
                                           ------------------------------------
                                             FOR THE YEAR      FOR THE PERIOD
                                                 ENDED              ENDED
                                            JULY 31, 2002#    JULY 31, 2001(b)
--------------------------------------------------------------------------------
NET ASSET VALUE,
   BEGINNING OF PERIOD                        $   12.33        $   11.92
Net investment income                              0.69             0.44
Net realized and unrealized gains
(losses) from investment activities               (1.19)            0.41
Net increase (decrease) from investment
            operations                            (0.50)            0.85
Dividends from net investment income              (0.68)           (0.44)
Distributions from net realized gains
from investment activities                          --               --
Total dividends and distributions                 (0.68)           (0.44)

NET ASSET VALUE,
         END OF PERIOD                        $   11.15        $   12.33
--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                       (4.31)%           7.20%
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)             $  15,508        $  19,529
Expenses to average net assets, net of
fee waivers and expense
        reimbursements                             1.47%            1.48%*
Expenses to average net assets, before
fee waivers and expense
        reimbursements                             1.58%            1.54%*
Net investment income to average net
assets, net of fee waivers and expense
        reimbursements                             5.63%            5.26%*
Net investment income to average net
assets, before fee waivers and expense
        reimbursements                             5.52%            5.20%*
Portfolio turnover                                  121%              82%
--------------------------------------------------------------------------------

                                                         CLASS Y
                                           -------------------------------------
                                            FOR THE YEAR       FOR THE PERIOD
                                                ENDED               ENDED
                                           JULY 31, 2002#     JULY 31, 2001(d)
--------------------------------------------------------------------------------

NET ASSET VALUE,
   BEGINNING OF PERIOD                       $   12.33           $   12.16
Net investment income                             0.78                0.36
Net realized and unrealized gains
(losses) from investment activities              (1.19)               0.17
Net increase (decrease) from investment
            operations                           (0.41)               0.53
Dividends from net investment income             (0.78)              (0.36)
Distributions from net realized gains
from investment activities                         --                  --
Total dividends and distributions                (0.78)              (0.36)

NET ASSET VALUE,
         END OF PERIOD                       $   11.14           $   12.33
--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                      (3.64)%              4.45%
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)            $   2,589           $   3,613
Expenses to average net assets, net of
fee waivers and expense
        reimbursements                            0.71%               0.71%*
Expenses to average net assets, before
fee waivers and expense
        reimbursements                            0.84%               0.79%*
Net investment income to average net
assets, net of fee waivers and expense
        reimbursements                            6.39%               5.96%*
Net investment income to average net
assets, before fee waivers and expense
        reimbursements                            6.26%               5.88%*
Portfolio turnover                                 121%                 82%
--------------------------------------------------------------------------------

                                                                                 CLASS P
                                          ---------------------------------------------------------------------------------
                                                                       FOR THE YEARS ENDED JULY 31,
                                          ---------------------------------------------------------------------------------
                                                2002#           2001#            2000           1999             1998
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
   BEGINNING OF PERIOD                       $     12.33     $     11.82     $     11.98     $     12.35      $    12.23
Net investment income                               0.77            0.74            0.70            0.63            0.67
Net realized and unrealized gains
(losses) from investment activities                (1.18)           0.56           (0.16)          (0.28)           0.09
Net increase (decrease) from investment
            operations                             (0.41)           1.30            0.54            0.35            0.76
Dividends from net investment income               (0.78)          (0.79)          (0.70)          (0.64)          (0.64)
Distributions from net realized gains
from investment activities                           --              --             0.00++         (0.08)            --
Total dividends and distributions                  (0.78)          (0.79)          (0.70)          (0.72)          (0.64)

NET ASSET VALUE,
         END OF PERIOD                       $     11.14     $     12.33     $     11.82     $     11.98      $    12.35
---------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                        (3.64)%         11.39%           4.74%           2.81%           6.41%
---------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)            $   161,702     $   127,718     $   134,102     $   139,043      $   99,690
Expenses to average net assets, net of
fee waivers and expense
        reimbursements                              0.70%           0.75%           0.78%           0.80%           0.84%
Expenses to average net assets, before
fee waivers and expense
        reimbursements                              0.82%           0.77%           0.79%           0.80%           0.84%
Net investment income to average net
assets, net of fee waivers and expense
        reimbursements                              6.45%           6.07%           5.95%           5.26%           5.60%
Net investment income to average net
assets, before fee waivers and expense
        reimbursements                              6.33%           6.05%           5.94%           5.26%           5.60%
Portfolio turnover                                   121%             82%             88%             89%            111%
---------------------------------------------------------------------------------------------------------------------------

++   The Portfolio made a distribution of less than ($0.005) during the period.

*    Annualized.

# Investment advisory functions for this portfolio were transferred from Pacific Income Advisors, Inc. to Metropolitan West Asset Management, LLC on October 10, 2000. Investment advisory functions were transferred from Metropolitan West Asset Management, LLC to Blackrock Financial Management, Inc. on July 29, 2002.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a)  For the period January 31, 2001 (reissuance of shares) through July 31,
     2001.

(b) For the period December 14, 2000 (commencement of issuance) through July 31, 2001.

(c) For the period December 1, 2000 (commencement of issuance) through July 31, 2001.

(d) For the period February 2, 2001 (commencement of issuance) through July 31, 2001.

UBS PACE Select Advisors Trust

Financial Highlights
UBS PACE Strategic Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                         CLASS A                                 CLASS B
                                              ---------------------------------      ---------------------------------
                                              FOR THE YEAR     FOR THE PERIOD        FOR THE YEAR     FOR THE PERIOD
                                                  ENDED             ENDED                ENDED             ENDED
                                              JULY 31, 2002    JULY 31, 2001(a)      JULY 31, 2002    JULY 31, 2001(b)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
       BEGINNING OF PERIOD                      $    12.91       $    12.53            $    12.91       $    12.66
Net investment income                                 0.58@            0.47                  0.48@            0.30
Net realized and unrealized gains
       (losses) from investment activities,
       futures, swaps, options and foreign
       currency                                       0.25@            0.38                  0.24@            0.25
Net increase from investment
       operations                                     0.83             0.85                  0.72             0.55
Dividends from net investment income                 (0.58)           (0.47)                (0.48)           (0.30)
Distributions from net realized gains
       from investment activities                     --               --                    --               --
Total dividends and distributions                    (0.58)           (0.47)                (0.48)           (0.30)

NET ASSET VALUE,
       END OF PERIOD                            $    13.16       $    12.91            $    13.15       $    12.91
--------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                           6.55%            6.93%                 5.66%            4.38%
--------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)               $   26,242       $   29,899            $   16,337       $   17,078
Expenses to average net assets,
       net of fee waivers and
       expense reimbursements                         1.14%            1.14%++++*            1.90%            1.91%++++*
Expenses to average net assets,
       before fee waivers and
       expense reimbursements                         1.27%            1.21%++++*            1.93%            1.96%++++*
Net investment income to average
       net assets, net of fee waivers and
       expense reimbursements                         4.41%            5.52%*                3.64%            4.73%*
Net investment income to average
       net assets, before fee waivers and
       expense reimbursements                         4.28%            5.45%*                3.61%            4.68%*
Portfolio turnover                                     375%             519%                  375%             519%
--------------------------------------------------------------------------------------------------------------------------
                                                          CLASS C
                                              --------------------------------
                                               FOR THE YEAR    FOR THE PERIOD
                                                  ENDED            ENDED
                                              JULY 31, 2002   JULY 31, 2001(c)
------------------------------------------------------------------------------
NET ASSET VALUE,
       BEGINNING OF PERIOD                      $    12.91       $    12.43
Net investment income                                 0.51@            0.43
Net realized and unrealized gains
       (losses) from investment activities,
       futures, swaps, options and foreign
       currency                                       0.25@            0.48
Net increase from investment
       operations                                     0.76             0.91
Dividends from net investment income                 (0.51)           (0.43)
Distributions from net realized gains
       from investment activities                     --               --
Total dividends and distributions                    (0.51)           (0.43)

NET ASSET VALUE,
       END OF PERIOD                            $    13.16       $    12.91
---------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                           6.01%            7.43%
---------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)               $   13,325       $   16,743
Expenses to average net assets,
       net of fee waivers and
       expense reimbursements                         1.65%            1.65%++++*
Expenses to average net assets,
       before fee waivers and
       expense reimbursements                         1.70%            1.71%++++*
Net investment income to average
       net assets, net of fee waivers and
       expense reimbursements                         3.90%            5.00%*
Net investment income to average
       net assets, before fee waivers and
       expense reimbursements                         3.85%            4.94%*
Portfolio turnover                                     375%             519%
---------------------------------------------------------------------------------

                                                           CLASS Y
                                               ----------------------------------
                                               FOR THE YEAR     FOR THE PERIOD
                                                   ENDED             ENDED
                                               JULY 31, 2002   JULY 31, 2001(d)
---------------------------------------------------------------------------------
NET ASSET VALUE,
       BEGINNING OF PERIOD                      $    12.91       $    12.77
Net investment income                                0.61@             0.36
Net realized and unrealized gains
       (losses) from investment activities,
       futures, swaps, options and foreign
       currency                                      0.25@             0.14
Net increase from investment
       operations                                     0.86             0.50
Dividends from net investment income                 (0.61)           (0.36)
Distributions from net realized gains
       from investment activities                     --               --
Total dividends and distributions                    (0.61)           (0.36)

NET ASSET VALUE,
       END OF PERIOD                            $    13.16       $    12.91
---------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                           6.80%            3.98%
---------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)               $      342       $      613
Expenses to average net assets,
       net of fee waivers and
       expense reimbursements                         0.89%            0.88%++++*
Expenses to average net assets,
       before fee waivers and
       expense reimbursements                         0.99%            0.97%++++*
Net investment income to average
       net assets, net of fee waivers and
       expense reimbursements                         4.65%            5.74%*
Net investment income to average
       net assets, before fee waivers and
       expense reimbursements                         4.55%            5.65%*
Portfolio turnover                                     375%             519%
---------------------------------------------------------------------------------
                                                                                      CLASS P
                                                ------------------------------------------------------------------------------------
                                                                            FOR THE YEARS ENDED JULY 31,
                                                ------------------------------------------------------------------------------------
                                                   2002             2001               2000             1999               1998
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
       BEGINNING OF PERIOD                      $    12.91       $    12.21         $    12.33       $    13.32         $    13.04
Net investment income                                 0.61@            0.73               0.73             0.69               0.69
Net realized and unrealized gains
       (losses) from investment activities,
       futures, swaps, options and foreign
       currency                                       0.26@            0.78              (0.13)           (0.64)              0.40
Net increase from investment
       operations                                     0.87             1.51               0.60             0.05               1.09
Dividends from net investment income                 (0.62)           (0.81)             (0.72)           (0.70)             (0.69)
Distributions from net realized gains
       from investment activities                     --               --                 --              (0.34)             (0.12)
Total dividends and distributions                    (0.62)           (0.81)             (0.72)           (1.04)             (0.81)

NET ASSET VALUE,
       END OF PERIOD                            $    13.16       $    12.91         $    12.21       $    12.33         $    13.32
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                           6.86%           12.74%              5.08%            0.21%              8.66%
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)               $  241,140       $  210,444         $  234,748       $  222,214         $  126,880
Expenses to average net assets,
       net of fee waivers and
       expense reimbursements                         0.85%            0.91%++            0.85%            0.88%++            0.85%
Expenses to average net assets,
       before fee waivers and
       expense reimbursements                         0.96%            0.93%++            0.89%            0.92%++            0.94%
Net investment income to average
       net assets, net of fee waivers and
       expense reimbursements                         4.70%            6.09%              6.04%            5.51%              5.49%
Net investment income to average
       net assets, before fee waivers and
       expense reimbursements                         4.59%            6.07%              6.00%            5.47%              5.40%
Portfolio turnover                                     375%             519%               391%             202%               234%
------------------------------------------------------------------------------------------------------------------------------------

*    Annualized.

@    Calculated using the average monthly shares outstanding for the period.

++ Includes 0.06% and 0.03% of interest expense related to reverse repurchase agreements during the years ended July 31, 2001 and July 31, 1999, respectively.

++++ Includes 0.03% of interest expense related to reverse repurchase agreements during the period ended July 31, 2001.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period December 11, 2000 (commencement of issuance) through July 31, 2001.

(b)  For the period January 30, 2001 (reissuance of shares) through July 31,
     2001.

(c) For the period December 1, 2000 (commencement of issuance) through July 31, 2001.

(d) For the period February 2, 2001 (commencement of issuance) through July 31, 2001.

UBS PACE Select Advisors Trust

Financial Highlights
UBS PACE Municipal Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                         CLASS A                              CLASS B
                                              ---------------------------------   ---------------------------------
                                              FOR THE YEAR     FOR THE PERIOD     FOR THE YEAR     FOR THE PERIOD
                                                  ENDED             ENDED             ENDED             ENDED
                                              JULY 31, 2002    JULY 31, 2001(a)   JULY 31, 2002    JULY 31, 2001(c)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
     BEGINNING OF PERIOD                        $    12.52       $    12.43        $    12.52       $    12.42
Net investment income                                 0.51             0.26              0.41             0.19
Net realized and unrealized gains
     (losses) from investment activities              0.18             0.09              0.18             0.10
Net increase from investment operations               0.69             0.35              0.59             0.29
Dividends from net investment income                 (0.51)           (0.26)            (0.41)           (0.19)

NET ASSET VALUE,
     END OF PERIOD                              $    12.70       $    12.52        $    12.70       $    12.52
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                           5.62%            2.86%            4.81%             2.32%
-------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)               $  167,685       $  178,299        $   10,949       $   14,518
Expenses to average net assets, net of
     fee waivers and expense
     reimbursements                                   0.87%            0.88%*            1.62%            1.63%*
Expenses to average net assets, before
     fee waivers and expense
     reimbursements                                   1.05%            1.01%*            1.80%            1.76%*
Net investment income to average net
     assets, net of fee waivers and expense
     reimbursements                                   4.01%            4.16%*            3.26%            3.41%*
Net investment income to average net
     assets, before fee waivers and expense
     reimbursements                                   3.83%            4.03%*            3.08%            3.28%*
Portfolio turnover                                      20%              68%               20%              68%
-------------------------------------------------------------------------------------------------------------------
                                                          CLASS C
                                              ---------------------------------
                                              FOR THE YEAR     FOR THE PERIOD
                                                  ENDED             ENDED
                                              JULY 31, 2002    JULY 31, 2001(b)
--------------------------------------------------------------------------------
NET ASSET VALUE,
     BEGINNING OF PERIOD                        $    12.52       $    12.19
Net investment income                                 0.44             0.31
Net realized and unrealized gains
     (losses) from investment activities              0.18             0.33
Net increase from investment operations               0.62             0.64
Dividends from net investment income                 (0.44)           (0.31)

NET ASSET VALUE,
     END OF PERIOD                              $    12.70       $    12.52
--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                           5.07%            5.33%
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)               $   30,776       $   32,075
Expenses to average net assets, net of
     fee waivers and expense
     reimbursements                                   1.39%            1.40%*
Expenses to average net assets, before
     fee waivers and expense
     reimbursements                                   1.57%            1.53%*
Net investment income to average net
     assets, net of fee waivers and expense
     reimbursements                                   3.50%            3.65%*
Net investment income to average net
     assets, before fee waivers and expense
     reimbursements                                   3.32%            3.52%*
Portfolio turnover                                      20%              68%
--------------------------------------------------------------------------------

                                                           CLASS Y
                                               ---------------------------------
                                               FOR THE YEAR      FOR THE PERIOD
                                                   ENDED             ENDED
                                               JULY 31, 2002    JULY 31, 2001(c)
--------------------------------------------------------------------------------
NET ASSET VALUE,
     BEGINNING OF PERIOD                        $    12.52       $    12.42
Net investment income                                 0.54             0.24
Net realized and unrealized gains
     (losses) from investment activities              0.18             0.10
Net increase from investment operations               0.72             0.34
Dividends from net investment income                 (0.54)           (0.24)

NET ASSET VALUE,
     END OF PERIOD                              $    12.70       $    12.52
--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                           5.87%            2.72%
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)               $      316       $      399
Expenses to average net assets, net of
     fee waivers and expense
     reimbursements                                   0.63%            0.64%*
Expenses to average net assets, before
     fee waivers and expense
     reimbursements                                   0.84%            0.83%*
Net investment income to average net
     assets, net of fee waivers and expense
     reimbursements                                   4.25%            4.40%*
Net investment income to average net
     assets, before fee waivers and expense
     reimbursements                                   4.04%            4.21%*
Portfolio turnover                                      20%              68%
--------------------------------------------------------------------------------

                                                                                    CLASS P
                                                ------------------------------------------------------------------------------------
                                                                           FOR THE YEARS ENDED JULY 31,
                                                ------------------------------------------------------------------------------------
                                                   2002             2001             2000#            1999             1998
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
     BEGINNING OF PERIOD                        $    12.52       $    12.15       $    12.44       $    12.70       $    12.67
Net investment income                                 0.54             0.55             0.57             0.56             0.58
Net realized and unrealized gains
     (losses) from investment activities              0.18             0.42            (0.29)           (0.26)            0.02
Net increase from investment operations               0.72             0.97             0.28             0.30             0.60
Dividends from net investment income                 (0.54)           (0.60)           (0.57)           (0.56)           (0.57)

NET ASSET VALUE,
     END OF PERIOD                              $    12.70       $    12.52       $    12.15       $    12.44       $    12.70
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                           5.86%            8.20%            2.37%            2.34%            4.87%
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)               $   61,739       $   49,110       $   53,594       $   56,659       $   51,638
Expenses to average net assets, net of
     fee waivers and expense
     reimbursements                                   0.64%            0.76%            0.85%            0.85%            0.85%
Expenses to average net assets, before
     fee waivers and expense
     reimbursements                                   0.85%            0.82%            0.89%            0.89%            0.93%
Net investment income to average net
     assets, net of fee waivers and expense
     reimbursements                                   4.24%            4.44%            4.68%            4.42%            4.67%
Net investment income to average net
     assets, before fee waivers and expense
     reimbursements                                   4.03%            4.38%            4.64%            4.38%            4.59%
Portfolio turnover                                      20%              68%              33%              11%              34%
------------------------------------------------------------------------------------------------------------------------------------

*    Annualized.

# Investment advisory functions for this portfolio were transferred from Deutsche Asset Management, Inc. to Standish Mellon Asset Management Company LLC's predecessor on June 1, 2000.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on the redemption of Portfolio shares.

(a) For the period January 23, 2001 (commencement of issuance) through July 31, 2001.

(b) For the period December 4, 2000 (commencement of issuance) through July 31, 2001.

(c) For the period February 23, 2001 (commencement of issuance) through July 31, 2001.

UBS PACE Select Advisors Trust

Financial Highlights
UBS PACE Global Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                              CLASS A                              CLASS B
                                                  --------------------------------     ---------------------------------
                                                   FOR THE YEAR    FOR THE PERIOD       FOR THE YEAR    FOR THE PERIOD
                                                       ENDED           ENDED                ENDED            ENDED
                                                  JULY 31, 2002+  JULY 31, 2001(a)     JULY 31, 2002+   JULY 31, 2001(b)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
       BEGINNING OF PERIOD                        $    10.27       $    10.45        $    10.28       $    10.81
Net investment income                                   0.35@            0.30              0.27@            0.18
Net realized and unrealized gains
       (losses) from investment activities,
       futures, forwards and foreign
       currency transactions                            0.67@           (0.18)             0.68@           (0.54)
Net increase (decrease) from investment
       operations                                       1.02             0.12              0.95            (0.36)
Dividends from net investment income                    --               --                --               --
Distributions from net realized gains
       from investment activities                       --               --                --               --
Dividends from paid in capital                         (0.38)           (0.30)            (0.30)           (0.17)
Total dividends and distributions                      (0.38)           (0.30)            (0.30)           (0.17)

NET ASSET VALUE, END OF PERIOD                    $    10.91       $    10.27        $    10.93       $    10.28
------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                            10.20%            1.09%             9.44%           (3.34)%
------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                 $  177,870       $  190,838        $    1,863       $    2,381
Expenses to average net assets, net of
       fee waivers and expense
       reimbursements                                   1.24%            1.21%*            2.01%            1.98%*
Expenses to average net assets, before
       fee waivers and expense
       reimbursements                                   1.42%            1.41%*            2.29%            2.55%*
Net investment income to average net
       assets, net of fee waivers and expense
       reimbursements                                   3.40%            4.42%*            2.65%            3.61%*
Net investment income to average net
       assets, before fee waivers and expense
       reimbursements                                   3.22%            4.22%*            2.37%            3.04%*
Portfolio turnover                                       328%             270%              328%             270%
------------------------------------------------------------------------------------------------------------------------


                                                              CLASS C
                                                -----------------------------------
                                                  FOR THE YEAR     FOR THE PERIOD
                                                      ENDED             ENDED
                                                  JULY 31, 2002+   JULY 31,2001(c)
-----------------------------------------------------------------------------------
NET ASSET VALUE,
       BEGINNING OF PERIOD                        $    10.27       $    10.38
Net investment income                                   0.30@            0.26
Net realized and unrealized gains
       (losses) from investment activities,
       futures, forwards and foreign
       currency transactions                            0.67@           (0.11)
Net increase (decrease) from investment
       operations                                       0.97             0.15
Dividends from net investment income                    --               --
Distributions from net realized gains
       from investment activities                       --               --
Dividends from paid in capital                         (0.33)           (0.26)
Total dividends and distributions                      (0.33)           (0.26)

NET ASSET VALUE, END OF PERIOD                    $    10.91       $    10.27
-----------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                             9.63%            1.45%
-----------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                 $   13,025       $   13,632
Expenses to average net assets, net of
       fee waivers and expense
       reimbursements                                   1.76%            1.72%*
Expenses to average net assets, before
       fee waivers and expense
       reimbursements                                   1.90%            1.90%*
Net investment income to average net
       assets, net of fee waivers and expense
       reimbursements                                   2.89%            3.91%*
Net investment income to average net
       assets, before fee waivers and expense
       reimbursements                                   2.75%            3.73%*
Portfolio turnover                                       328%             270%
--------------------------------------------------------------------------------

                                                                CLASS Y
                                                -----------------------------------
                                                 FOR THE YEAR     FOR THE PERIOD
                                                     ENDED             ENDED
                                                 JULY 31, 2002+   JULY 31, 2001(d)
-----------------------------------------------------------------------------------
NET ASSET VALUE,
       BEGINNING OF PERIOD                        $    10.27       $    10.73
Net investment income                                   0.36@            0.27
Net realized and unrealized gains
       (losses) from investment activities,
       futures, forwards and foreign
       currency transactions                            0.69@           (0.46)
Net increase (decrease) from investment
       operations                                       1.05            (0.19)
Dividends from net investment income                    --               --
Distributions from net realized gains
       from investment activities                       --               --
Dividends from paid in capital                         (0.41)           (0.27)
Total dividends and distributions                      (0.41)           (0.27)

NET ASSET VALUE, END OF PERIOD                    $    10.91       $    10.27
-----------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                            10.49%           (1.76)%
-----------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                 $   10,360       $    4,825
Expenses to average net assets, net of
       fee waivers and expense
       reimbursements                                   0.99%            0.95%*
Expenses to average net assets, before
       fee waivers and expense
       reimbursements                                   1.08%            1.08%*
Net investment income to average net
       assets, net of fee waivers and expense
       reimbursements                                   3.62%            4.69%*
Net investment income to average net
       assets, before fee waivers and expense
       reimbursements                                   3.53%            4.56%*
Portfolio turnover                                       328%             270%
-----------------------------------------------------------------------------------

                                                                                      CLASS P
                                                  ----------------------------------------------------------------------------------
                                                                             FOR THE YEARS ENDED JULY 31,
                                                     2002+            2001#            2000             1999              1998
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
       BEGINNING OF PERIOD                        $    10.27       $    10.68       $    11.82       $    12.25       $    12.17
Net investment income                                   0.38@            0.43             0.53             0.65             0.62
Net realized and unrealized gains
       (losses) from investment activities,
       futures, forwards and foreign
       currency transactions                            0.67@           (0.35)           (1.10)            0.20            (0.03)
Net increase (decrease) from investment
       operations                                       1.05             0.08            (0.57)            0.85             0.59
Dividends from net investment income                    --               --              (0.42)           (0.81)           (0.40)
Distributions from net realized gains
       from investment activities                       --               --              (0.09)           (0.47)           (0.11)
Dividends from paid in capital                         (0.41)           (0.49)           (0.06)
Total dividends and distributions                      (0.41)           (0.49)           (0.57)           (1.28)           (0.51)

NET ASSET VALUE, END OF PERIOD                    $    10.91       $    10.27       $    10.68       $    11.82       $    12.25
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                            10.52%            0.71%           (4.97)%           6.49%            4.88%
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                 $  114,790       $   94,085       $  100,831       $  101,143       $   88,838
Expenses to average net assets, net of
       fee waivers and expense
       reimbursements                                   0.95%            0.95%            0.95%            0.95%            0.95%
Expenses to average net assets, before
       fee waivers and expense
       reimbursements                                   1.27%            1.17%            1.18%            1.17%            1.23%
Net investment income to average net
       assets, net of fee waivers and expense
       reimbursements                                   3.68%            4.23%            4.50%            4.57%            5.10%
Net investment income to average net
       assets, before fee waivers and expense
       reimbursements                                   3.36%            4.01%            4.27%            4.35%            4.82%
Portfolio turnover                                       328%             270%             170%             226%             125%
------------------------------------------------------------------------------------------------------------------------------------

*    Annualized.

# A portion of the investment advisory function for this portfolio was transferred from Rogge Global Partners plc to Fischer Francis Trees & Watts, Inc. (and its affiliates) on October 10, 2000.

@    Calculated using average monthly shares outstanding for the year.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period December 11, 2000 (commencement of issuance) through July 31, 2001.

(b)  For the period February 9, 2001 (reissuance of shares) through July 31,
     2001.

(c) For the period December 1, 2000 (commencement of issuance) through July 31, 2001.

(d) For the period January 16, 2001 (commencement of issuance) through July 31, 2001.

+ As required, effective August 1, 2001, the UBS PACE Global Fixed Income Investments Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended July 31, 2002 was to decrease net investment income per share by $0.03, increase net realized and unrealized gains from investment activities, futures and forward foreign currency transactions per share by $0.03, and decrease the ratio of net investment income to average net assets, net of fee waivers and expense reimbursements from 3.67% to 3.40% for Class A, from 2.91% to 2.65% for Class B, from 3.15% to 2.89% for Class C, from 3.88% to 3.62% for Class Y and from 3.95% to 3.68% for Class P. Per share ratios and supplemental data for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

UBS PACE Select Advisors Trust

Financial Highlights
UBS PACE Large Co Value Equity Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                        CLASS A                            CLASS B
                                             -------------------------------  ----------------------------------
                                              FOR THE YEAR   FOR THE PERIOD    FOR THE YEAR    FOR THE PERIOD
                                                  ENDED          ENDED            ENDED           ENDED
                                              JULY 31, 2002  JULY 31, 2001(a)  JULY 31, 2002   JULY 31, 2001(a)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
     BEGINNING OF PERIOD                     $    17.52       $    16.76       $    17.46       $    16.76
Net investment income (loss)                       0.12             0.04            (0.02)           (0.02)
Net realized and unrealized gains
     (losses) from investment activities
     and futures                                  (2.71)            0.72            (2.69)            0.72
Net increase (decrease) from investment
     operations                                   (2.59)            0.76            (2.71)            0.70
Dividends from net investment income              (0.10)            --               --               --
Distributions from net realized gains
     from investment activities                    --               --               --               --
Total dividends and distributions                 (0.10)            --               --               --

NET ASSET VALUE,
     END OF PERIOD                           $    14.83       $    17.52       $    14.75       $    17.46
----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                      (14.85)%           4.53%          (15.52)%           4.18%
----------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)            $  325,252       $  447,486       $   77,722       $  131,700
Expenses to average net assets, net of
     fee waivers and expense
     reimbursements                                1.14%            1.13%*           1.92%            1.90%*
Expenses to average net assets, before
     fee waivers and expense
     reimbursements                                1.28%            1.25%*           2.06%            2.04%*
Net investment income (loss) to average
     net assets, net of fee waivers and
     expense reimbursements                        0.71%            0.54%*          (0.07)%          (0.22)%*
Net investment income (loss) to average
     net assets, before fee waivers and
     expense reimbursements                        0.57%            0.42%*          (0.21)%          (0.38)%*
Portfolio turnover                                   79%             148%              79%             148%
----------------------------------------------------------------------------------------------------------------
                                                        CLASS C
                                            ------------------------------------
                                             FOR THE YEAR      FOR THE PERIOD
                                                  ENDED            ENDED
                                             JULY 31, 2002    JULY 31, 2001(a)
--------------------------------------------------------------------------------
NET ASSET VALUE,
     BEGINNING OF PERIOD                     $    17.46       $    16.76
Net investment income (loss)                      (0.02)           (0.02)
Net realized and unrealized gains
     (losses) from investment activities
     and futures                                  (2.69)            0.72
Net increase (decrease) from investment
     operations                                   (2.71)            0.70
Dividends from net investment income               --               --
Distributions from net realized gains
     from investment activities                    --               --
Total dividends and distributions                  --               --

NET ASSET VALUE,
     END OF PERIOD                           $    14.75       $    17.46
--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                      (15.52)%           4.18%
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)            $   52,912       $   76,977
Expenses to average net assets, net of
     fee waivers and expense
     reimbursements                                1.92%            1.89%*
Expenses to average net assets, before
     fee waivers and expense
     reimbursements                                2.06%            2.04%*
Net investment income (loss) to average
     net assets, net of fee waivers and
     expense reimbursements                       (0.07)%          (0.21)%*
Net investment income (loss) to average
     net assets, before fee waivers and
     expense reimbursements                       (0.21)%          (0.38)%*
Portfolio turnover                                   79%             148%
--------------------------------------------------------------------------------

                                                          CLASS Y
                                            ------------------------------------
                                             FOR THE YEAR    FOR THE PERIOD
                                                  ENDED           ENDED
                                             JULY 31, 2002   JULY 31, 2001(b)
--------------------------------------------------------------------------------
NET ASSET VALUE,
     BEGINNING OF PERIOD                     $    17.54       $    17.15
Net investment income (loss)                       0.16             0.06
Net realized and unrealized gains
     (losses) from investment activities
     and futures                                  (2.71)            0.33
Net increase (decrease) from investment
     operations                                   (2.55)            0.39
Dividends from net investment income              (0.14)            --
Distributions from net realized gains
     from investment activities                    --               --
Total dividends and distributions                 (0.14)            --

NET ASSET VALUE,
     END OF PERIOD                           $    14.85       $    17.54
--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                      (14.63)%           2.27%
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)            $   41,046       $   39,612
Expenses to average net assets, net of
     fee waivers and expense
     reimbursements                                0.84%            0.85%*
Expenses to average net assets, before
     fee waivers and expense
     reimbursements                                0.93%            0.93%*
Net investment income (loss) to average
     net assets, net of fee waivers and
     expense reimbursements                        0.99%            0.80%*
Net investment income (loss) to average
     net assets, before fee waivers and
     expense reimbursements                        0.90%            0.72%*
Portfolio turnover                                   79%             148%
--------------------------------------------------------------------------------

                                                                                CLASS P
                                               -----------------------------------------------------------------------------------
                                                                        FOR THE YEARS ENDED JULY 31,
                                               -----------------------------------------------------------------------------------
                                                  2002            2001#           2000#             1999              1998
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
     BEGINNING OF PERIOD                     $    17.54       $    16.35       $    21.14       $    20.27       $    20.03
Net investment income (loss)                       0.15             0.17             0.15             0.13             0.14
Net realized and unrealized gains
     (losses) from investment activities
     and futures                                  (2.71)            1.18            (3.17)            2.34             1.63
Net increase (decrease) from investment
     operations                                   (2.56)            1.35            (3.02)            2.47             1.77
Dividends from net investment income              (0.14)           (0.16)           (0.14)           (0.14)           (0.14)
Distributions from net realized gains
     from investment activities                    --               --              (1.63)           (1.46)           (1.39)
Total dividends and distributions                 (0.14)           (0.16)           (1.77)           (1.60)           (1.53)

NET ASSET VALUE,
     END OF PERIOD                           $    14.84       $    17.54       $    16.35       $    21.14       $    20.27
----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                      (14.68)%           8.32%          (14.74)%          12.82%            9.89%
----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)            $  338,732       $  348,068       $  335,294       $  375,465       $  266,354
Expenses to average net assets, net of
     fee waivers and expense
     reimbursements                                0.89%            0.88%            0.96%            0.96%            0.98%
Expenses to average net assets, before
     fee waivers and expense
     reimbursements                                1.03%            0.94%            0.96%            0.96%            0.98%
Net investment income (loss) to average
     net assets, net of fee waivers and
     expense reimbursements                        0.96%            0.99%            0.85%            0.71%            0.82%
Net investment income (loss) to average
     net assets, before fee waivers and
     expense reimbursements                        0.82%            0.93%            0.85%            0.71%            0.82%
Portfolio turnover                                   79%             148%             195%              40%              34%
----------------------------------------------------------------------------------------------------------------------------

*    Annualized.

# Investment advisory functions for this portfolio were transferred from Brinson Partners, Inc. to Institutional Capital Corp. and Westwood Management Corp. on July 1, 2000. SSgA Funds Management, Inc. assumed investment advisory functions with respect to a portion of the portfolio on October 10, 2000.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period November 27, 2000 (commencement of issuance) through July 31, 2001.

(b) For the period January 19, 2001 (commencement of issuance) through July 31, 2001.

UBS PACE Select Advisors Trust

Financial Highlights
UBS PACE Large Co Growth Equity Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                             CLASS A                           CLASS B
                                                  --------------------------------   -------------------------------
                                                  FOR THE YEAR     FOR THE PERIOD    FOR THE YEAR    FOR THE PERIOD
                                                       ENDED           ENDED             ENDED          ENDED
                                                  JULY 31, 2002   JULY 31, 2001(a)   JULY 31, 2002  JULY 31, 2001(a)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
       BEGINNING OF PERIOD                        $    16.86       $    21.61        $    16.80       $    21.61
Net investment loss                                    (0.08)@          (0.05)            (0.19)@          (0.15)
Net realized and unrealized gains
       (losses) from investment activities             (5.29)@          (4.70)            (5.25)@          (4.66)
Net increase (decrease) from investment
       operations                                      (5.37)           (4.75)            (5.44)           (4.81)
Dividends from net investment income                    --               --                --               --
Distributions from net realized gains
       from investment activities                       --               --                --               --
Total dividends and distributions                       --               --                --               --

NET ASSET VALUE,
       END OF PERIOD                              $    11.49       $    16.86        $    11.36       $    16.80
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                           (31.85)%         (21.98)%          (32.38)%         (22.26)%
-------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                 $  115,625       $  208,102        $   12,853       $   29,814
Expenses to average net assets, net of
       fee waivers and expense
       reimbursements                                   1.14%            1.11%*            1.94%            1.88%*
Expenses to average net assets, before
       fee waivers and expense
       reimbursements                                   1.31%            1.25%*            2.20%            2.09%*
Net investment loss to average net
       assets, net of fee waivers and expense
       reimbursements                                  (0.52)%          (0.54)%*          (1.32)%          (1.32)%*
Net investment loss to average net
       assets, before fee waivers and expense
       reimbursements                                  (0.69)%          (0.68)%*          (1.58)%          (1.53)%*
Portfolio turnover                                        57%              64%               57%              64%
-------------------------------------------------------------------------------------------------------------------

                                                            CLASS C
                                                 -----------------------------------
                                                 FOR THE YEAR     FOR THE PERIOD
                                                      ENDED              ENDED
                                                 JULY 31, 2002   JULY 31, 2001(a)
------------------------------------------------------------------------------------
NET ASSET VALUE,
       BEGINNING OF PERIOD                        $    16.81       $    21.61
Net investment loss                                    (0.19)@          (0.14)
Net realized and unrealized gains
       (losses) from investment activities             (5.26)@          (4.66)
Net increase (decrease) from investment
       operations                                      (5.45)           (4.80)
Dividends from net investment income                    --               --
Distributions from net realized gains
       from investment activities                       --               --
Total dividends and distributions                       --               --

NET ASSET VALUE,
       END OF PERIOD                              $    11.36       $    16.81
----------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                           (32.42)%         (22.21)%
----------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                 $   13,845       $   25,005
Expenses to average net assets, net of
       fee waivers and expense
       reimbursements                                   1.92%            1.87%*
Expenses to average net assets, before
       fee waivers and expense
       reimbursements                                   2.15%            2.07%*
Net investment loss to average net
       assets, net of fee waivers and expense
       reimbursements                                  (1.29)%          (1.31)%*
Net investment loss to average net
       assets, before fee waivers and expense
       reimbursements                                  (1.52)%          (1.51)%*
Portfolio turnover                                        57%              64%
------------------------------------------------------------------------------------

                                                            CLASS Y
                                                 ----------------------------------
                                                 FOR THE YEAR     FOR THE PERIOD
                                                      ENDED           ENDED
                                                 JULY 31, 2002    JULY 31, 2001(b)
-----------------------------------------------------------------------------------
NET ASSET VALUE,
       BEGINNING OF PERIOD                        $    16.88       $    20.02
Net investment loss                                    (0.03)@          (0.02)
Net realized and unrealized gains
       (losses) from investment activities             (5.31)@          (3.12)
Net increase (decrease) from investment
       operations                                      (5.34)           (3.14)
Dividends from net investment income                    --               --
Distributions from net realized gains
       from investment activities                       --               --
Total dividends and distributions                       --               --

NET ASSET VALUE,
       END OF PERIOD                              $    11.54       $    16.88
-----------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                           (31.64)%         (15.63)%
-----------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                 $   20,990       $   29,634
Expenses to average net assets, net of
       fee waivers and expense
       reimbursements                                   0.85%            0.85%*
Expenses to average net assets, before
       fee waivers and expense
       reimbursements                                   0.95%            0.91%*
Net investment loss to average net
       assets, net of fee waivers and expense
       reimbursements                                  (0.23)%          (0.27)%*
Net investment loss to average net
       assets, before fee waivers and expense
       reimbursements                                  (0.33)%          (0.33)%*
Portfolio turnover                                        57%              64%
-----------------------------------------------------------------------------------

                                                                               CLASS P
                                                  --------------------------------------------------------------------------------
                                                                        FOR THE YEARS ENDED JULY 31,

                                                       2002            2001+            2000            1999             1998#
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
       BEGINNING OF PERIOD                        $    16.88       $    29.70       $    25.88       $    22.99       $    19.28
Net investment loss                                    (0.04)@          (0.07)           (0.12)           (0.05)           (0.03)
Net realized and unrealized gains
       (losses) from investment activities             (5.31)@          (9.42)            4.69             4.44             4.79
Net increase (decrease) from investment
       operations                                      (5.35)           (9.49)            4.57             4.39             4.76
Dividends from net investment income                    --               --               --               --              (0.01)
Distributions from net realized gains
       from investment activities                       --              (3.33)           (0.75)           (1.50)           (1.04)
Total dividends and distributions                       --              (3.33)           (0.75)           (1.50)           (1.05)

NET ASSET VALUE,
       END OF PERIOD                              $    11.53       $    16.88       $    29.70       $    25.88       $    22.99
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                           (31.69)%         (34.17)%          17.76%           19.66%           26.40%
----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                 $  299,959       $  333,003       $  436,806       $  379,988       $  275,461
Expenses to average net assets, net of
       fee waivers and expense
       reimbursements                                   0.91%            0.89%            0.94%            0.97%            1.00%
Expenses to average net assets, before
       fee waivers and expense
       reimbursements                                   1.05%            0.94%            0.94%            0.97%            1.02%
Net investment loss to average net
       assets, net of fee waivers and expense
       reimbursements                                  (0.28)%          (0.36)%          (0.42)%          (0.24)%          (0.14)%
Net investment loss to average net
       assets, before fee waivers and expense
       reimbursements                                  (0.42)%          (0.41)%          (0.42)%          (0.24)%          (0.16)%
Portfolio turnover                                        57%              64%              59%              43%             102%
----------------------------------------------------------------------------------------------------------------------------------


*    Annualized.

# Investment advisory functions for this portfolio were transferred from Chancellor LGT Asset Management, Inc. to Alliance Capital Management L.P. on November 10, 1997.

+ A portion of the investment advisory function for this portfolio was transferred from Alliance Capital Management L.P. to SSgA Funds Management, Inc. on October 10, 2000.

@    Calculated using average monthly shares outstanding for the period.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period November 27, 2000 (commencement of issuance) through July 31, 2001.

(b)  For the period February 23, 2001 (reissuance of shares) through July 31,
     2001.

UBS PACE Select Advisors Trust

Financial Highlights
UBS PACE Small/Medium Co Value Equity Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                       CLASS A                             CLASS B
                                            -------------------------------     ------------------------------
                                            FOR THE YEAR     FOR THE PERIOD     FOR THE YEAR    FOR THE PERIOD
                                                 ENDED            ENDED              ENDED           ENDED
                                            JULY 31, 2002    JULY 31, 2001(a)   JULY 31, 2002   JULY 31, 2001(b)
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
     BEGINNING OF PERIOD                     $    17.00       $    13.91       $    16.94       $    13.86
Net investment income (loss)                      (0.05)            0.03            (0.16)           (0.03)
Net realized and unrealized gains
     (losses) from investment activities          (0.79)            3.06            (0.81)            3.11
Net increase (decrease) from
     investment operations                        (0.84)            3.09            (0.97)            3.08
Dividends from net investment income              (0.04)            --               --               --
Distributions from net realized gains
     from investment activities                   (0.02)            --              (0.02)            --
Total dividends and distributions                 (0.06)            --              (0.02)            --

NET ASSET VALUE,
     END OF PERIOD                           $    16.10       $    17.00       $    15.95       $    16.94
-----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                       (4.95)%          22.21%           (5.72)%          22.22%
-----------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)            $   44,464       $   46,241       $   12,953       $   12,811
Expenses to average net assets, net of
     fee waivers and expense
     reimbursements                                1.30%            1.26%*           2.09%            2.03%*
Expenses to average net assets, before
     fee waivers and expense
     reimbursements                                1.32%            1.28%*           2.11%            2.05%*
Net investment income (loss) to average
     net assets, net of fee waivers and
     expense reimbursements                       (0.19)%           0.41%*          (0.98)%          (0.37)%*
Net investment income (loss) to average
     net assets, before fee waivers and
     expense reimbursements                       (0.21)%           0.39%*          (1.00)%          (0.39)%*
Portfolio turnover                                   44%              72%              44%              72%
-----------------------------------------------------------------------------------------------------------------


                                                         CLASS C
                                             --------------------------------
                                             FOR THE YEAR      FOR THE PERIOD
                                                  ENDED               ENDED
                                             JULY 31, 2002    JULY 31, 2001(a)
---------------------------------------------------------------------------------
NET ASSET VALUE,
     BEGINNING OF PERIOD                     $    16.94       $    13.91
Net investment income (loss)                      (0.17)           (0.03)
Net realized and unrealized gains
     (losses) from investment activities          (0.80)            3.06
Net increase (decrease) from
     investment operations                        (0.97)            3.03
Dividends from net investment income               --               --
Distributions from net realized gains
     from investment activities                   (0.02)            --
Total dividends and distributions                 (0.02)            --

NET ASSET VALUE,
     END OF PERIOD                           $    15.95       $    16.94
---------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                       (5.72)%          21.78%
---------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)            $   13,450       $   13,741
Expenses to average net assets, net of
     fee waivers and expense
     reimbursements                                2.09%            2.02%*
Expenses to average net assets, before
     fee waivers and expense
     reimbursements                                2.10%            2.06%*
Net investment income (loss) to average
     net assets, net of fee waivers and
     expense reimbursements                       (0.98)%          (0.36)%*
Net investment income (loss) to average
     net assets, before fee waivers and
     expense reimbursements                       (0.99)%          (0.40)%*
Portfolio turnover                                   44%              72%
---------------------------------------------------------------------------------

                                                        CLASS Y
                                             -------------------------------
                                             FOR THE YEAR     FOR THE PERIOD
                                                  ENDED         ENDED
                                             JULY 31, 2002    JULY 31, 2001(c)
--------------------------------------------------------------------------------
NET ASSET VALUE,
     BEGINNING OF PERIOD                     $    17.02       $    13.69
Net investment income (loss)                       0.01             0.05
Net realized and unrealized gains
     (losses) from investment activities          (0.81)            3.28
Net increase (decrease) from
     investment operations                        (0.80)            3.33
Dividends from net investment income              (0.07)            --
Distributions from net realized gains
     from investment activities                   (0.02)            --
Total dividends and distributions                 (0.09)            --

NET ASSET VALUE,
     END OF PERIOD                           $    16.13       $    17.02
--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                       (4.73)%          24.32%
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)            $    1,481       $    1,699
Expenses to average net assets, net of
     fee waivers and expense
     reimbursements                                1.06%            1.00%*
Expenses to average net assets, before
     fee waivers and expense
     reimbursements                                1.08%            1.03%*
Net investment income (loss) to average
     net assets, net of fee waivers and
     expense reimbursements                        0.07%            0.67%*
Net investment income (loss) to average
     net assets, before fee waivers and
     expense reimbursements                        0.05%            0.64%*
Portfolio turnover                                   44%              72%
--------------------------------------------------------------------------------


                                                                                CLASS P
                                             -----------------------------------------------------------------------------------
                                                                      FOR THE YEARS ENDED JULY 31,
                                             -----------------------------------------------------------------------------------
                                                  2002             2001#          2000#             1999            1998
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
     BEGINNING OF PERIOD                     $    17.02       $    13.33       $    15.75       $    17.39       $    17.52
Net investment income (loss)                       0.02             0.14             0.10             0.06             0.10
Net realized and unrealized gains
     (losses) from investment activities          (0.81)            3.71            (1.79)           (0.06)            1.14
Net increase (decrease) from
     investment operations                        (0.79)            3.85            (1.69)            0.00             1.24
Dividends from net investment income              (0.07)           (0.16)           (0.06)           (0.09)           (0.13)
Distributions from net realized gains
     from investment activities                   (0.02)              --            (0.67)           (1.55)           (1.24)
Total dividends and distributions                 (0.09)           (0.16)           (0.73)           (1.64)           (1.37)

NET ASSET VALUE, END OF PERIOD               $    16.14       $    17.02       $    13.33       $    15.75       $    17.39
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                       (4.67)%          29.20%          (10.59)%           1.16%            6.97%
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)            $  179,315       $  224,026       $  213,749       $  206,131       $  183,558
Expenses to average net assets, net of
     fee waivers and expense
     reimbursements                                0.99%            0.97%            1.00%            1.00%            0.99%
Expenses to average net assets, before
     fee waivers and expense
     reimbursements                                1.10%            0.99%            1.01%            1.01%            1.00%
Net investment income (loss) to average
     net assets, net of fee waivers and
     expense reimbursements                        0.12%            0.98%            0.77%            0.42%            0.61%
Net investment income (loss) to average
     net assets, before fee waivers and
     expense reimbursements                        0.01%            0.96%            0.76%            0.41%            0.60%
Portfolio turnover                                   44%              72%              83%              57%              42%
--------------------------------------------------------------------------------------------------------------------------------

*    Annualized.

# Prior to October 4, 1999, Brandywine Asset Management, Inc. ("Brandywine") served as investment advisor. From October 4, 1999 to October 9, 2000, Brandywine and Ariel Capital Management, Inc. ("Ariel") served as investment advisors. On October 10, 2000, ICM Asset Management, Inc. joined Ariel as an investment advisor, replacing Brandywine.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period November 27, 2000 (commencement of issuance) through July 31, 2001.

(b) For the period November 28, 2000 (commencement of issuance) through July 31, 2001.

(c) For the period December 20, 2000 (commencement of issuance) through July 31, 2001.

UBS PACE Select Advisors Trust

Financial Highlights
UBS PACE Small/Medium Co Growth Equity Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                               CLASS A                         CLASS B
                                                   -------------------------------    -----------------------------
                                                   FOR THE YEAR     FOR THE PERIOD    FOR THE YEAR   FOR THE PERIOD
                                                       ENDED             ENDED             ENDED          ENDED
                                                   JULY 31, 2002    JULY 31, 2001(a)  JULY 31, 2002  JULY 31, 2001(a)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                                $    13.65       $    17.19        $    13.60       $    17.19
Net investment loss                                     (0.11)@          (0.04)            (0.20)@          (0.09)
Net realized and unrealized gains
        (losses) from investment activities             (2.70)@          (3.50)            (2.69)@          (3.50)
Net increase (decrease) from
        investment operations                           (2.81)           (3.54)            (2.89)           (3.59)
Distributions from net realized gains
        from investment activities                       --               --                --               --

NET ASSET VALUE,
END OF PERIOD                                      $    10.84       $    13.65        $    10.71       $    13.60
----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                            (20.59)%         (20.59)%          (21.25)%         (20.88)%
----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                  $   61,535       $   89,283        $    6,795       $   16,620
Expenses to average net assets, net of
        fee waivers and expense
        reimbursements                                   1.30%            1.21%*            2.08%            1.98%*
Expenses to average net assets, before
        fee waivers and expense
        reimbursements                                   1.34%            1.29%*            2.22%            2.12%*
Net investment loss to average net
        assets, net of fee waivers and expense
        reimbursements                                  (0.88)%          (0.56)%*          (1.63)%          (1.24)%*
Net investment loss to average net
        assets, before fee waivers and expense
        reimbursements                                  (0.92)%          (0.64)%*          (1.77)%          (1.38)%*
Portfolio turnover                                         48%              68%               48%              68%
----------------------------------------------------------------------------------------------------------------------

                                                               CLASS C
                                                   -------------------------------
                                                   FOR THE YEAR     FOR THE PERIOD
                                                        ENDED            ENDED
                                                   JULY 31, 2002    JULY 31, 2001(a)
--------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                                $    13.60       $    17.19
Net investment loss                                     (0.21)@          (0.09)
Net realized and unrealized gains
        (losses) from investment activities             (2.68)@          (3.50)
Net increase (decrease) from
        investment operations                           (2.89)           (3.59)
Distributions from net realized gains
        from investment activities                       --               --

NET ASSET VALUE,
END OF PERIOD                                      $    10.71       $    13.60
--------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                            (21.25)%         (20.88)%
--------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                  $    9,380       $   13,654
Expenses to average net assets, net of
        fee waivers and expense
        reimbursements                                   2.08%            1.97%*
Expenses to average net assets, before
        fee waivers and expense
        reimbursements                                   2.14%            2.09%*
Net investment loss to average net
        assets, net of fee waivers and expense
        reimbursements                                  (1.65)%          (1.24)%*
Net investment loss to average net
        assets, before fee waivers and expense
        reimbursements                                  (1.71)%          (1.36)%*
Portfolio turnover                                         48%              68%
--------------------------------------------------------------------------------------

                                                               CLASS Y
                                                   -------------------------------
                                                   FOR THE YEAR     FOR THE PERIOD
                                                        ENDED            ENDED
                                                   JULY 31, 2002    JULY 31, 2001(b)
----------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                                $    13.68          $    14.93
Net investment loss                                     (0.02)@             (0.02)
Net realized and unrealized gains
        (losses) from investment activities             (2.79)@             (1.23)
Net increase (decrease) from
        investment operations                           (2.81)              (1.25)
Distributions from net realized gains
        from investment activities                       --                  --

NET ASSET VALUE,
END OF PERIOD                                      $    10.87          $    13.68
----------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                            (20.54)%             (8.37)%
----------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                  $      284          $      390
Expenses to average net assets, net of
        fee waivers and expense
        reimbursements                                   1.04%               0.95%*
Expenses to average net assets, before
        fee waivers and expense
        reimbursements                                   1.00%(2)            1.13%*
Net investment loss to average net
        assets, net of fee waivers and expense
        reimbursements                                  (0.21)%             (0.26)%*
Net investment loss to average net
        assets, before fee waivers and expense
        reimbursements                                  (0.17)%(2)          (0.44)%*
Portfolio turnover                                         48%                 68%
----------------------------------------------------------------------------------

                                                                                           CLASS P
                                                   ---------------------------------------------------------------------------------
                                                                               FOR THE YEARS ENDED JULY 31,
                                                   ---------------------------------------------------------------------------------
                                                        2002            2001            2000              1999             1998
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                                $    13.67       $    30.27       $    20.62       $    15.80       $    14.44
Net investment loss                                     (0.07)@          (0.07)           (0.19)           (0.08)           (0.03)
Net realized and unrealized gains
        (losses) from investment activities             (2.72)@          (8.06)           12.58             5.28             2.03
Net increase (decrease) from
        investment operations                           (2.79)           (8.13)           12.39             5.20             2.00
Distributions from net realized gains
        from investment activities                       --              (8.47)           (2.74)           (0.38)           (0.64)

NET ASSET VALUE,
END OF PERIOD                                      $    10.88       $    13.67       $    30.27       $    20.62       $    15.80
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                            (20.41)%         (30.93)%          62.30%           33.62%           14.44%
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                  $  177,119       $  244,247       $  319,571       $  265,405       $  198,855
Expenses to average net assets, net of
        fee waivers and expense
        reimbursements                                   0.98%            0.94%            0.95%            1.00%            1.00%
Expenses to average net assets, before
        fee waivers and expense
        reimbursements                                   1.11%            0.97%            0.96%            1.01%            1.03%
Net investment loss to average net
        assets, net of fee waivers and expense
        reimbursements                                  (0.56)%          (0.48)%          (0.64)%          (0.48)%          (0.20)%
Net investment loss to average net
        assets, before fee waivers and expense
        reimbursements                                  (0.69)%          (0.51)%          (0.65)%          (0.49)%          (0.23)%
Portfolio turnover                                         48%              68%              81%             102%             131%
------------------------------------------------------------------------------------------------------------------------------------

*    Annualized.

@    Calculated using average monthly shares outstanding for the period.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(2) For the year ended July 31, 2002, the Investment Manager was reimbursed for expenses previously paid by the Investment Manager on behalf of the Fund, not to exceed the Fund's expense cap for Class Y.

(a) For the period November 27, 2000 (commencement of issuance) through July 31, 2001.

(b) For the period February 12, 2001 (commencement of issuance) through July 31, 2001.

UBS PACE Select Advisors Trust

Financial Highlights
UBS PACE International Equity Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                           CLASS A                            CLASS B
                                                ---------------------------------  -----------------------------------
                                                 FOR THE YEAR    FOR THE PERIOD     FOR THE YEAR     FOR THE PERIOD
                                                      ENDED           ENDED              ENDED            ENDED
                                                 JULY 31, 2002   JULY 31, 2001(a)   JULY 31, 2002    JULY 31, 2001(a)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
       BEGINNING OF PERIOD                       $    12.58       $    15.25        $    12.53       $    15.25
Net investment income (loss)                           0.04             0.08             (0.03)            0.02
Net realized and unrealized gains
       (losses) from investment activities
       and foreign currency                           (2.43)           (2.75)            (2.45)           (2.74)
Net increase (decrease) from
       investment operations                          (2.39)           (2.67)            (2.48)           (2.72)
Dividends from net investment income                  (0.11)            --                --               --
Distributions from net realized gains
       from investment activities                      --               --                --               --
Total dividends and distributions                     (0.11)            --                --               --
Capital contribution from Investment Advisor           --               --                --               --

NET ASSET VALUE,
       END OF PERIOD                             $    10.08       $    12.58        $    10.05       $    12.53
----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                          (19.09)%         (17.51)%          (19.79)%         (17.84)%
----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                $   94,785       $  143,163        $    2,023       $    4,630
Expenses to average net assets, net of
       fee waivers and expense
       reimbursements                                  1.52%            1.40%*            2.37%            2.17%*
Expenses to average net assets, before
       fee waivers and expense
       reimbursements                                  1.60%            1.50%*            2.62%            2.43%*
Net investment income (loss) to average
       net assets, net of fee waivers and
       expense reimbursements                          0.20%            1.10%*           (0.73)%           0.29%*
Net investment income (loss) to average
       net assets, before fee waivers and
       expense reimbursements                          0.12%            1.00%*           (0.98)%           0.03%*
Portfolio turnover                                      109%              60%              109%              60%
----------------------------------------------------------------------------------------------------------------------


                                                             CLASS C
                                               ----------------------------------------
                                                 FOR THE YEAR     FOR THE PERIOD
                                                      ENDED            ENDED
                                                 JULY 31, 2002    JULY 31, 2001(a)
---------------------------------------------------------------------------------------
NET ASSET VALUE,
       BEGINNING OF PERIOD                       $    12.53       $    15.25
Net investment income (loss)                          (0.05)            0.02
Net realized and unrealized gains
       (losses) from investment activities
       and foreign currency                           (2.42)           (2.74)
Net increase (decrease) from
       investment operations                          (2.47)           (2.72)
Dividends from net investment income                  (0.02)            --
Distributions from net realized gains
       from investment activities                      --               --
Total dividends and distributions                     (0.02)            --
Capital contribution from Investment Advisor           --               --

NET ASSET VALUE,
       END OF PERIOD                             $    10.04       $    12.53
---------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                          (19.75)%         (17.84)%
---------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                $    8,972       $   13,304
Expenses to average net assets, net of
       fee waivers and expense
       reimbursements                                  2.30%            2.16%*
Expenses to average net assets, before
       fee waivers and expense
       reimbursements                                  2.42%            2.31%*
Net investment income (loss) to average
       net assets, net of fee waivers and
       expense reimbursements                         (0.59)%           0.34%*
Net investment income (loss) to average
       net assets, before fee waivers and
       expense reimbursements                         (0.71)%           0.19%*
Portfolio turnover                                      109%              60%
---------------------------------------------------------------------------------------

                                                            CLASS Y
                                               ------------------------------------
                                                 FOR THE YEAR     FOR THE PERIOD
                                                      ENDED            ENDED
                                                 JULY 31, 2002    JULY 31, 2001(b)
-----------------------------------------------------------------------------------
NET ASSET VALUE,
       BEGINNING OF PERIOD                       $    12.59       $    14.96
Net investment income (loss)                           0.07             0.04
Net realized and unrealized gains
       (losses) from investment activities
       and foreign currency                           (2.43)           (2.41)
Net increase (decrease) from
       investment operations                          (2.36)           (2.37)
Dividends from net investment income                  (0.14)            --
Distributions from net realized gains
       from investment activities                      --               --
Total dividends and distributions                     (0.14)            --
Capital contribution from Investment Advisor           --               --

NET ASSET VALUE,
       END OF PERIOD                             $    10.09       $    12.59
-----------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                          (18.84)%         (15.84)%
-----------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                $   45,674       $   45,414
Expenses to average net assets, net of
       fee waivers and expense
       reimbursements                                  1.20%            1.14%*
Expenses to average net assets, before
       fee waivers and expense
       reimbursements                                  1.20%            1.19%*
Net investment income (loss) to average
       net assets, net of fee waivers and
       expense reimbursements                          0.61%            1.11%*
Net investment income (loss) to average
       net assets, before fee waivers and
       expense reimbursements                          0.61%            1.06%*
Portfolio turnover                                      109%              60%
-----------------------------------------------------------------------------------


                                                                                 CLASS P
                                               -----------------------------------------------------------------------------------
                                                                         FOR THE YEARS ENDED JULY 31,
                                               -----------------------------------------------------------------------------------
                                                      2002             2001             2000            1999             1998
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
       BEGINNING OF PERIOD                       $    12.59       $    18.67       $    17.18       $    16.54       $    15.66
Net investment income (loss)                           0.06             0.06             0.07             0.07             0.16
Net realized and unrealized gains
       (losses) from investment activities
       and foreign currency                           (2.43)           (4.88)            2.51             1.10             1.20
Net increase (decrease) from
       investment operations                          (2.37)           (4.82)            2.58             1.17             1.36
Dividends from net investment income                  (0.14)           (0.04)           (0.12)           (0.19)           (0.16)
Distributions from net realized gains
       from investment activities                      --              (1.22)           (1.02)           (0.34)           (0.32)
Total dividends and distributions                     (0.14)           (1.26)           (1.14)           (0.53)           (0.48)
Capital contribution from Investment Advisor           --               0.00@            0.05             --               --

NET ASSET VALUE,
       END OF PERIOD                             $    10.08       $    12.59       $    18.67       $    17.18       $    16.54
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                          (18.93)%         (26.97)%          14.91%            7.33%            9.27%
----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                $  203,148       $  198,643       $  246,452       $  214,017       $  164,477
Expenses to average net assets, net of
       fee waivers and expense
       reimbursements                                  1.30%            1.13%            1.16%            1.22%            1.21%
Expenses to average net assets, before
       fee waivers and expense
       reimbursements                                  1.34%            1.17%            1.16%            1.22%            1.21%
Net investment income (loss) to average
       net assets, net of fee waivers and
       expense reimbursements                          0.52%            0.36%            0.37%            0.53%            1.14%
Net investment income (loss) to average
       net assets, before fee waivers and
       expense reimbursements                          0.48%            0.32%            0.37%            0.53%            1.14%
Portfolio turnover                                      109%              60%              72%              89%              56%
----------------------------------------------------------------------------------------------------------------------------------

*    Annualized.

@    Amount is less than $0.005 per share.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. If not for the investment advisor's capital contribution of approximately $0.05 per share, Class P's total return for the year ended July 31, 2000 would have been 14.60%. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period November 27, 2000 (commencement of issuance) through July 31, 2001.

(b) For the period January 17, 2001 (commencement of issuance) through July 31, 2001.

UBS PACE Select Advisors Trust

Financial Highlights
UBS PACE International Emerging Markets Equity Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                             CLASS A                         CLASS B
                                              ---------------------------------  ----------------------------------
                                               FOR THE YEAR    FOR THE PERIOD     FOR THE YEAR     FOR THE PERIOD
                                                    ENDED           ENDED              ENDED            ENDED
                                               JULY 31, 2002   JULY 31, 2001(a)   JULY 31, 2002    JULY 31, 2001(b)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
       BEGINNING OF PERIOD                     $     8.01       $     9.82        $     7.98       $     9.14
Net investment income (loss)                        (0.03)            0.04             (0.11)            0.01
Net realized and unrealized gains
       (losses) from investment activities
       and foreign currency                         (0.24)           (1.85)            (0.21)           (1.17)
Net increase (decrease) from
       investment operations                        (0.27)           (1.81)            (0.32)           (1.16)
Dividends from net investment income                 --               --                --               --

NET ASSET VALUE, END OF PERIOD                 $     7.74       $     8.01        $     7.66       $     7.98
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                         (3.37)%         (18.43)%           (4.01)%         (12.69)%
-------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)              $    5,566       $    8,219        $    5,426       $    7,310
Expenses to average net assets, net of
       fee waivers and expense
       reimbursements                                1.87%            1.76%*            2.66%            2.53%*
Expenses to average net assets, before
       fee waivers and expense
       reimbursements                                2.27%            2.06%*            3.05%            2.85%*
Net investment income (loss) to average
       net assets, net of fee waivers and
       expense reimbursements                       (0.23)%           0.87%*           (1.05)%           0.11%*
Net investment income (loss) to average
       net assets, before fee waivers and
       expense reimbursements                       (0.63)%           0.57%*           (1.44)%          (0.21)%*
Portfolio turnover                                    129%             121%              129%             121%
-------------------------------------------------------------------------------------------------------------------


                                                          CLASS C
                                               ---------------------------------
                                               FOR THE YEAR   FOR THE PERIOD
                                                    ENDED          ENDED
                                               JULY 31, 2002  JULY 31, 2001(c)
--------------------------------------------------------------------------------
NET ASSET VALUE,
       BEGINNING OF PERIOD                     $     7.98       $     9.13
Net investment income (loss)                        (0.10)            0.01
Net realized and unrealized gains
       (losses) from investment activities
       and foreign currency                         (0.22)           (1.16)
Net increase (decrease) from
       investment operations                        (0.32)           (1.15)
Dividends from net investment income                 --               --

NET ASSET VALUE, END OF PERIOD                 $     7.66       $     7.98
--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                         (4.01)%         (12.60)%
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)              $    3,497       $    4,105
Expenses to average net assets, net of
       fee waivers and expense
       reimbursements                                2.67%            2.52%*
Expenses to average net assets, before
       fee waivers and expense
       reimbursements                                3.07%            2.92%*
Net investment income (loss) to average
       net assets, net of fee waivers and
       expense reimbursements                       (1.05)%           0.16%*
Net investment income (loss) to average
       net assets, before fee waivers and
       expense reimbursements                       (1.45)%          (0.24)%*
Portfolio turnover                                    129%             121%
--------------------------------------------------------------------------------

                                                            CLASS Y
                                              ----------------------------------
                                               FOR THE YEAR     FOR THE PERIOD
                                                    ENDED            ENDED
                                               JULY 31, 2002    JULY 31, 2001(d)
--------------------------------------------------------------------------------
NET ASSET VALUE,
       BEGINNING OF PERIOD                     $     8.02       $    10.00
Net investment income (loss)                        (0.01)            0.05
Net realized and unrealized gains
       (losses) from investment activities
       and foreign currency                         (0.24)           (2.03)
Net increase (decrease) from
       investment operations                        (0.25)           (1.98)
Dividends from net investment income                 --               --

NET ASSET VALUE, END OF PERIOD                 $     7.77       $     8.02
--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                         (3.12)%         (19.80)%
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)              $      462       $      549
Expenses to average net assets, net of
       fee waivers and expense
       reimbursements                                1.67%            1.50%*
Expenses to average net assets, before
       fee waivers and expense
       reimbursements                                2.07%            1.93%*
Net investment income (loss) to average
       net assets, net of fee waivers and
       expense reimbursements                       (0.05)%           1.11%*
Net investment income (loss) to average
       net assets, before fee waivers and
       expense reimbursements                       (0.45)%           0.68%*
Portfolio turnover                                    129%             121%
--------------------------------------------------------------------------------

                                                                                   CLASS P
                                              ------------------------------------------------------------------------------------
                                                                          FOR THE YEARS ENDED JULY 31,
                                              ------------------------------------------------------------------------------------
                                                 2002             2001               2000              1999              1998
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
       BEGINNING OF PERIOD                     $     8.02       $    11.96       $    12.05       $    10.41      $    15.60
Net investment income (loss)                         0.01             0.02            (0.01)            0.09            0.09
Net realized and unrealized gains
       (losses) from investment activities
       and foreign currency                         (0.24)           (3.96)            0.02             1.62           (5.23)
Net increase (decrease) from
       investment operations                        (0.23)           (3.94)            0.01             1.71           (5.14)
Dividends from net investment income                 --               --              (0.10)           (0.07)          (0.05)

NET ASSET VALUE, END OF PERIOD                 $     7.79       $     8.02       $    11.96       $    12.05      $    10.41
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                         (2.87)%         (32.94)%          (0.02)%          16.66%         (32.99)%
----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)              $   62,376       $   65,703       $   82,179       $   88,497      $   63,237
Expenses to average net assets, net of
       fee waivers and expense
       reimbursements                                1.50%            1.50%            1.50%            1.50%           1.50%
Expenses to average net assets, before
       fee waivers and expense
       reimbursements                                2.18%            1.82%            1.75%            1.79%           1.79%
Net investment income (loss) to average
       net assets, net of fee waivers and
       expense reimbursements                        0.13%            0.24%           (0.08)%           1.05%           0.98%
Net investment income (loss) to average
       net assets, before fee waivers and
       expense reimbursements                       (0.55)%          (0.08)%          (0.33)%           0.76%           0.69%
Portfolio turnover                                    129%             121%             115%              66%             51%
----------------------------------------------------------------------------------------------------------------------------------

*    Annualized.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period December 11, 2000 (commencement of issuance) through July 31, 2001.

(b) For the period December 22, 2000 (commencement of issuance) through July 31, 2001.

(c) For the period December 1, 2000 (commencement of issuance) through July 31, 2001.

(d) For the period February 9, 2001 (commencement of issuance) through July 31, 2001.

UBS PACE Select Advisors Trust

Report of Ernst & Young LLP, Independent Auditors

The Board of Trustees and Shareholders of
UBS PACE Select Advisors Trust

We have audited the accompanying statements of assets and liabilities of UBS PACE Select Advisors Trust (comprising, respectively, UBS PACE Money Market Investments, UBS PACE Government Securities Fixed Income Investments, UBS PACE Intermediate Fixed Income Investments, UBS PACE Strategic Fixed Income Investments, UBS PACE Municipal Fixed Income Investments, UBS PACE Global Fixed Income Investments, UBS PACE Large Co Value Equity Investments, UBS PACE Large Co Growth Equity Investments, UBS PACE Small/Medium Co Value Equity Investments, UBS PACE Small/Medium Co Growth Equity Investments, UBS PACE International Equity Investments and UBS PACE International Emerging Markets Equity Investments) (the "Trust"), including the portfolios of investments as of July 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of July 31, 2002 by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting UBS PACE Select Advisors Trust at July 31, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

                                                     /s/ ERNST & YOUNG LLP

New York, New York
September 20, 2002

UBS PACE Select Advisors Trust

TAX INFORMATION (UNAUDITED)

We are required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of each Portfolio's fiscal year end (July 31, 2002) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, the designation of long-term capital gain, the percentage of dividends paid that qualify for the dividends received deduction for corporate shareholders and the amount of foreign tax credit to be passed through to shareholders are as follows:

                                                                                          DIVIDEND        FOREIGN
                                                                      LONG-TERM           RECEIVED            TAX
PORTFOLIO                                                          CAPITAL GAIN          DEDUCTION         CREDIT
-----------------------------------------------------------------------------------------------------------------
UBS PACE Large Co Value Equity Investments                                   --                100%            --
UBS PACE Small/Medium Co Value Equity Investments                      $775,548              52.49%            --
UBS PACE International Equity Investments                                    --                 --       $761,686

Also, for the fiscal year ended July 31, 2002, the foreign source income for information reporting purposes is $6,962,711 for UBS PACE International Equity Investments.

In addition, all of the net investment income distributions paid by UBS PACE Municipal Fixed Income Investments during the fiscal year ended July 31, 2002, qualify as tax-exempt interest dividends for Federal income tax purposes.

Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders should not use the above information to prepare their tax returns. Since each Portfolio's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2002. Such notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2003. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in each of the Portfolios.

Supplemental Information (unaudited)

BOARD OF TRUSTEES & OFFICERS

The Trust is governed by a Board of Trustees which oversees the Portfolios' operations. Each Trustee serves until the next annual meeting of shareholders or until his or her successor is elected and qualified. Officers are appointed by the Trustees and serve at the pleasure of the Board. The table below shows, for each Trustee and Officer, his or her name, address and age, the position held with the Trust, the length of time served as a Trustee and Officer of the Trust, the Trustee's or Officer's principal occupations during the last five years, the number of portfolios in the UBS Family of Funds overseen by the Trustee or Officer, and other directorships held by the Trustee or Officer.

The Trust's Statement of Additional Information contains additional information about the Directors and Officers and is available, without charge, upon request, by calling 1-800-647 1568.

INTERESTED TRUSTEES

                                             TERM OF
                           POSITION(S)     OFFICE+ AND                                      NUMBER OF
     NAME, ADDRESS,         HELD WITH       LENGTH OF      PRINCIPAL OCCUPATION(S) PORTFOLIOS IN FUND COMPLEX   OTHER DIRECTORSHIPS
         AND AGE              TRUST        TIME SERVED       DURING PAST 5 YEARS       OVERSEEN BY TRUSTEE        HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Margo N. Alexander*++; 55   Trustee        Since 1995        Mrs. Alexander is an      Mrs. Alexander is a        None
                                                             executive vice            director or trustee of
                                                             president of UBS          22 investment companies
                                                             PaineWebber (since        (consisting of 43
                                                             March 1984). She was      portfolios) for which
                                                             chief executive officer   UBS Global AM, UBS
                                                             of UBS Global AM from     PaineWebber or one of
                                                             January 1995 to October   their affiliates serves
                                                             2000, a Trustee (from     as investment advisor,
                                                             January 1995 to           sub-advisor or manager.
                                                             September 2001) and
                                                             chairman (from March
                                                             1999 to September
                                                             2001).


E. Garrett Bewkes, Jr.**++; Trustee and    Since 1995        Mr. Bewkes serves as a    Mr. Bewkes is a            Mr. Bewkes is
75                          Chairman of                      consultant to UBS         director or trustee of     also a director
                            the Board of                     PaineWebber (since May    35 investment companies    of Interstate
                            Trustees                         1999). Prior to           (consisting of 56          Bakeries
                                                             November 2000, he was a   portfolios) for which      Corporation.
                                                             Trustee of Paine Webber   UBS Global AM, UBS
                                                             Group Inc. ("PW Group",   PaineWebber or one of
                                                             formerly the holding      their affiliates serves
                                                             company of UBS            as investment advisor,
                                                             PaineWebber and UBS       sub-advisor or manager.
                                                             Global AM) and prior to
                                                             1996, he was a
                                                             consultant to PW Group.
                                                             Prior to 1988, he was
                                                             chairman of the board,
                                                             president and chief
                                                             executive officer of
                                                             American Bakeries
                                                             Company.

INDEPENDENT TRUSTEES

                                          TERM OF
                           POSITION(S)  OFFICE+ AND                                      NUMBER OF
     NAME, ADDRESS,         HELD WITH    LENGTH OF      PRINCIPAL OCCUPATION(S) PORTFOLIOS IN FUND COMPLEX OTHER DIRECTORSHIPS
         AND AGE              TRUST     TIME SERVED       DURING PAST 5 YEARS       OVERSEEN BY TRUSTEE      HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
Richard Q. Armstrong; 67    Trustee     Since 2001      Mr. Armstrong is          Mr. Armstrong is a        Mr. Armstrong is also a
R.Q.A. Enterprises                                      chairman and principal    director or trustee of    director of AlFresh
One Old Church Road                                     of R.Q.A. Enterprises     22 investment companies   Beverages Canada, Inc.
Unit # 6                                                (management consulting    (consisting of 43         (a Canadian Beverage
Greenwich, CT 06830                                     firm) (since April 1991   portfolios) for which     subsidiary of AlFresh
                                                        and principal             UBS Global AM, UBS        Foods Inc.) (since
                                                        occupation since March    PaineWebber or one of     October 2000).
                                                        1995). Mr. Armstrong      their affiliates serves
                                                        was chairman of the       as investment advisor,
                                                        board, chief executive    sub-advisor or manager.
                                                        officer and co-owner of
                                                        Adirondack Beverages
                                                        (producer and
                                                        distributor of soft
                                                        drinks and
                                                        sparkling/still waters)
                                                        (October 1993-March
                                                        1995). He was a partner
                                                        of The New England
                                                        Consulting Group
                                                        (management consulting
                                                        firm) (December
                                                        1992-September 1993).
                                                        He was managing
                                                        director of LVMH U.S.
                                                        Corporation (U.S.
                                                        subsidiary of the
                                                        French luxury goods
                                                        conglomerate, Louis
                                                        Vuitton Moet Hennessey
                                                        Corporation)
                                                        (1987-1991) and
                                                        chairman of its wine
                                                        and spirits subsidiary,
                                                        Schieffelin & Somerset
                                                        Company (1987-1991).

David J. Beaubien; 68       Trustee        Since 1995   Mr. Beaubien is           Mr. Beaubien is a         Mr. Beaubien is also a
101 Industrial Road                                     chairman of Yankee        director or trustee of    director of IEC
Turners Falls, MA 01376                                 Environmental Systems,    22 investment companies   Electronics, Inc., a
                                                        Inc., a manufacturer of   (consisting of 43         manufacturer of
                                                        meteorological            portfolios) for which     electronic assemblies.
                                                        measuring systems.        UBS Global AM, UBS
                                                        Prior to January 1991,    PaineWebber or one of
                                                        he was senior vice        their affiliates serves
                                                        president of EG&G,        as investment advisor,
                                                        Inc., a company which     sub-advisor or manager.
                                                        makes and provides a
                                                        variety of scientific
                                                        and technically
                                                        oriented products and
                                                        services. From 1985 to
                                                        January 1995, Mr.
                                                        Beaubien served as a
                                                        director or trustee on
                                                        the boards of the
                                                        Kidder, Peabody & Co.
                                                        Incorporated mutual
                                                        funds.

                                             TERM OF
                              POSITION(S)  OFFICE+ AND                                    NUMBER OF
     NAME, ADDRESS,            HELD WITH    LENGTH OF   PRINCIPAL OCCUPATION(S) PORTFOLIOS IN FUND COMPLEX   OTHER DIRECTORSHIPS
         AND AGE                 TRUST     TIME SERVED    DURING PAST 5 YEARS       OVERSEEN BY TRUSTEE        HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Richard R. Burt; 55           Trustee     Since 2001    Mr. Burt is chairman of   Mr. Burt is a director     Mr. Burt is also a
1275 Pennsylvania Ave., N.W.                            Diligence LLC             or trustee of 22           director of Hollinger
Washington, D.C. 20004                                  (international            investment companies       International, Inc.
                                                        information and           (consisting of 43          (publishing), The
                                                        security firm) and IEP    portfolios) for which      Central European Fund,
                                                        Advisors (international   UBS Global AM, UBS         Inc., The Germany Fund,
                                                        investments and           PaineWebber or one of      Inc., IGT, Inc.
                                                        consulting firm). He      their affiliates serves    (provides technology to
                                                        was the chief             as investment advisor,     gaming and wagering
                                                        negotiator in the         sub-advisor or manager.    industry) (since July
                                                        Strategic Arms                                       1999) and chairman of
                                                        Reduction Talks with                                 Weirton Steel Corp.
                                                        the former Soviet Union                              (makes and finishes
                                                        (1989-1991) and the                                  steel products) (since
                                                        U.S. Ambassador to the                               April 1996). He is also
                                                        Federal Republic of                                  a director or trustee
                                                        Germany (1985-1989).                                 of funds in the Scudder
                                                        From 1991-1994, he                                   Mutual Funds Family (47
                                                        served as a partner of                               portfolios).
                                                        McKinsey & Company
                                                        (management consulting
                                                        firm).

Meyer Feldberg; 60            Trustee     Since 2001    Mr. Feldberg is Dean      Dean Feldberg is a         Dean Feldberg is also a
Columbia University                                     and Professor of          director or trustee of     director of Primedia
101 Uris Hall                                           Management of the         35 investment companies    Inc. (publishing),
New York, New York 10027                                Graduate School of        (consisting of 56          Federated Department
                                                        Business, Columbia        portfolios) for which      Stores, Inc. (operator
                                                        University. Prior to      UBS Global AM, UBS         of department stores),
                                                        1989, he was president    PaineWebber or one of      Revlon, Inc.
                                                        of the Illinois           their affiliates serves    (cosmetics), Select
                                                        Institute of              as investment advisor,     Medical Inc.
                                                        Technology.               sub-advisor or manager.    (healthcare services)
                                                                                                             and SAPPI, Ltd.
                                                                                                             (producer of paper).

George W. Gowen; 73           Trustee     Since 2001    Mr. Gowen is a partner    Mr. Gowen is a director    None
666 Third Avenue                                        in the law firm of        or trustee of 35
New York, New York 10017                                Dunnington, Bartholow &   investment companies
                                                        Miller. Prior to May      (consisting of 56
                                                        1994, he was a partner    portfolios) for which
                                                        in the law firm of        UBS Global AM, UBS
                                                        Fryer, Ross & Gowen.      PaineWebber or one of
                                                                                  their affiliates serves
                                                                                  as investment advisor,
                                                                                  sub-advisor or manager.

                                             TERM OF
                           POSITION(S)     OFFICE+ AND                                     NUMBER OF
     NAME, ADDRESS,         HELD WITH       LENGTH OF     PRINCIPAL OCCUPATION(S) PORTFOLIOS IN FUND COMPLEX OTHER DIRECTORSHIPS
         AND AGE              TRUST        TIME SERVED      DURING PAST 5 YEARS       OVERSEEN BY TRUSTEE      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
William W. Hewitt, Jr.***; Trustee         Since 1995     Mr. Hewitt is retired.    Mr. Hewitt is a          Mr. Hewitt is also a
74                                                        From 1990 to January      director or trustee of   director or trustee of
c/o UBS Global Asset                                      1995, Mr. Hewitt served   22 investment companies  Guardian Life Insurance
Management (US) Inc.                                      as a director or          (consisting of 43        Company Mutual Funds
51 West 52nd Street                                       trustee on the boards     portfolios) for which    (19 portfolios).
New York, New York                                        of the Kidder, Peabody    UBS Global AM, UBS
10019-6114                                                & Co. Incorporated        PaineWebber or one of
                                                          mutual funds. From        their affiliates serves
                                                          1986-1988, he was an      as investment advisor,
                                                          executive vice            sub-advisor or manager.
                                                          president and director
                                                          of mutual funds,
                                                          insurance and trust
                                                          services of Shearson
                                                          Lehman Brothers Inc.
                                                          From 1976-1986, he was
                                                          president of Merrill
                                                          Lynch Funds
                                                          Distributor, Inc.

Morton L. Janklow; 72      Trustee         Since 1995     Mr. Janklow is senior     Mr. Janklow is a         None
445 Park Avenue New                                       partner of Janklow &      director or trustee of
York, New York 10022                                      Nesbit Associates, an     22 investment companies
                                                          international literary    (consisting of 43
                                                          agency representing       portfolios) for which
                                                          leading authors in        UBS Global AM, UBS
                                                          their relationships       PaineWebber or one of
                                                          with publishers and       their affiliates serves
                                                          motion picture,           as investment advisor,
                                                          television and            sub-advisor or manager.
                                                          multi-media companies,
                                                          and of counsel to the
                                                          law firm of Janklow &
                                                          Ashley.

Frederic V. Malek; 65      Trustee         Since 2001     Mr. Malek is chairman     Mr. Malek is a director  Mr. Malek is also a
1455 Pennsylvania                                         of Thayer Capital         or trustee of 22         director of Aegis
Avenue, N.W.                                              Partners (merchant        investment companies     Communications, Inc.
Suite 350                                                 bank) and chairman of     (consisting of 43        (tele-services),
Washington, D.C. 20004                                    Thayer Hotel Investors    portfolios) for which    American Management
                                                          III, Thayer Hotel         UBS Global AM, UBS       Systems, Inc.
                                                          Investors II and          PaineWebber or one of    (management consulting
                                                          Lodging Opportunities     their affiliates serves  and computer related
                                                          Fund (hotel investment    as investment advisor,   services), Automatic
                                                          partnerships). From       sub-advisor or manager.  Data Processing, Inc.
                                                          January 1992 to                                    (computing services),
                                                          November 1992, he was                              CB Richard Ellis, Inc.
                                                          campaign manager of                                (real estate services),
                                                          Bush-Quayle `92. From                              FPL Group, Inc.
                                                          1990 to 1992, he was                               (electric services),
                                                          vice chairman and, from                            Manor Care, Inc.
                                                          1989 to 1990, he was                               (health care) and
                                                          president of Northwest                             Northwest Airlines Inc.
                                                          Airlines Inc. and NWA
                                                          Inc. (holding company
                                                          of Northwest Airlines
                                                          Inc.). Prior to 1989,
                                                          he was employed by the
                                                          Marriott Corporation
                                                          (hotels, restaurants,
                                                          airline catering and
                                                          contract feeding),
                                                          where he most recently
                                                          was an executive vice
                                                          president and president
                                                          of Marriott Hotels and
                                                          Resorts.

                                             TERM OF
                           POSITION(S)     OFFICE+ AND                                      NUMBER OF
     NAME, ADDRESS,         HELD WITH       LENGTH OF      PRINCIPAL OCCUPATION(S) PORTFOLIOS IN FUND COMPLEX OTHER DIRECTORSHIPS
         AND AGE              TRUST        TIME SERVED       DURING PAST 5 YEARS       OVERSEEN BY TRUSTEE      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Carl W. Schafer; 66         Trustee         Since 2001     Mr. Schafer is           Mr. Schafer is a         Mr. Schafer is also a
66 Witherspoon Street                                      president of the         director or trustee of   director of Labor
#1100                                                      Atlantic Foundation      22 investment companies  Ready, Inc. (temporary
Princeton, NJ 08542                                        (charitable              (consisting of 43        employment), Roadway
                                                           foundation). Prior to    portfolios) for which    Corp. (trucking),
                                                           January 1993, he was     UBS Global AM, UBS       Guardian Life Insurance
                                                           chairman of the          PaineWebber or one of    Company Mutual Funds
                                                           Investment Advisory      their affiliates serves  (19 portfolios), the
                                                           Committee of the Howard  as investment advisor,   Harding, Loevner Funds
                                                           Hughes Medical           sub-advisor or manager.  (4 portfolios), E.I.I.
                                                           Institute.                                        Realty Securities Trust
                                                                                                             (investment company)
                                                                                                             and Frontier Oil
                                                                                                             Corporation.

William D. White; 68        Trustee         Since 1995     Mr. White is retired.    Mr. White is a director  None.
P.O. Box 199                                               From February 1989       or trustee of 22
Upper Black Eddy, PA                                       through March 1994, he   investment companies
18972                                                      was president of the     (consisting of 43
                                                           National League of       portfolios) for which
                                                           Professional Baseball    UBS Global AM, UBS
                                                           Clubs. Prior to 1989,    PaineWebber or one of
                                                           he was a television      their affiliates serves
                                                           sports caster for        as investment advisor,
                                                           WPIX-TV, New York. Mr.   sub-advisor or manager.
                                                           White served on the
                                                           board of directors of
                                                           Centel from 1989 to
                                                           1993 and until recently
                                                           on the board of
                                                           directors of Jefferson
                                                           Banks Incorporated,
                                                           Philadelphia, PA.

OFFICERS

                                                 TERM OF                              PRINCIPAL OCCUPATION(S)
                           POSITION(S)         OFFICE+ AND                             DURING PAST 5 YEARS;
     NAME, ADDRESS,         HELD WITH           LENGTH OF                      NUMBER OF PORTFOLIOS IN FUND COMPLEX
         AND AGE              TRUST            TIME SERVED                      FOR WHICH PERSON SERVES AS OFFICER
---------------------------------------------------------------------------------------------------------------------------
Thomas Disbrow**; 36      Vice President and    Since 2000     Mr. Disbrow is a director and a senior manager of the mutual
                          Assistant Treasurer                  fund finance department of UBS Global AM. Prior to November
                                                               1999, he was a vice president of Zweig/Glaser Advisers. Mr.
                                                               Disbrow is a vice president and assistant treasurer of 22
                                                               investment companies (consisting of 43 portfolios) for which
                                                               UBS Global AM, UBS PaineWebber or one of their affiliates
                                                               serves as investment advisor, sub-advisor or manager.

Amy R. Doberman**; 40     Vice President and    Since 2000     Ms. Doberman is a managing director and general counsel of UBS
                          Secretary                            Global AM. From December 1997 through July 2000, she was
                                                               general counsel of Aeltus Investment Management, Inc. Prior to working at Aeltus, Ms. Doberman was assistant chief counsel of the SEC's Division of Investment Management. Ms. Doberman is
                                                               vice president and secretary of UBS Supplementary Trust and a vice president and secretary of 24 investment companies
                                                               (consisting of 82 portfolios) and vice president and assistant secretary of one investment company (consisting of 2
                                                               portfolios) for which UBS Global AM, UBS Global Asset
                                                               Management (Americas) Inc., ("UBS Global AM (Americas)"), UBS
                                                               PaineWebber or one of their affiliates serves as investment advisor, sub-advisor or manager.

                                                 TERM OF                              PRINCIPAL OCCUPATION(S)
                           POSITION(S)         OFFICE+ AND                             DURING PAST 5 YEARS;
     NAME, ADDRESS,         HELD WITH           LENGTH OF                      NUMBER OF PORTFOLIOS IN FUND COMPLEX
         AND AGE              TRUST            TIME SERVED                      FOR WHICH PERSON SERVES AS OFFICER
---------------------------------------------------------------------------------------------------------------------------
Stephen P. Fisher**; 43    Vice President       Since 2002     Mr. Fisher is a managing director of UBS Global AM. October
                                                               2000 to February 2001, he was president of Morningstar
                                                               Investment Services. From May 1999 to October 2000, Mr. Fisher
                                                               was senior vice president of UBS Global AM. From January 1997 to May 1999, Mr. Fisher was a senior vice president of
                                                               Prudential Investments. Mr. Fisher is a vice president of 22 investment companies (consisting of 43 portfolios) for which
                                                               UBS Global AM, UBS PaineWebber or one of their affiliates
                                                               serves as investment advisor, sub-advisor or manager.


David M. Goldenberg**; 36  Vice President       Since 2002     Mr. Goldenberg is an executive director and deputy general
                           and Assistant                       counsel of UBS Global AM. From 2000-2002 he was director,
                           Secretary                           legal affairs at Lazard Asset Management. Mr. Goldenberg was global director of compliance for SSB Citi Asset Management
                                                               Group from 1998-2000. He was associate general counsel at
                                                               Smith Barney Asset Management from 1996-1998. Prior to working for Smith Barney Asset Management, Mr. Goldenberg was branch chief and senior counsel of the SEC's Division of Investment
                                                               Management. Mr. Goldenberg is vice president and assistant secretary of UBS Supplementary Trust and a vice president and assistant secretary of 24 investment companies (consisting of
                                                               82 portfolios) and a vice president and secretary of one
                                                               investment company (consisting of 2 portfolios) for which UBS
                                                               Global AM., UBS Global AM (Americas), UBS PaineWebber or one
                                                               of the affiliates serves as investment advisor, sub-advisor or management.

Joanne Kilkeary**; 34      Vice President       Since 1999     Ms. Kilkeary is an associate director and a manager of the
                           and Assistant                       mutual fund finance department of UBS Global AM. Ms. Kilkeary
                           Treasurer                           is a vice president and assistant treasurer of one investment company (consisting of 12 portfolios) for which UBS Global AM,
                                                               UBS PaineWebber or one of their affiliates serves as
                                                               investment advisor, sub-advisor or manager.

Kevin J. Mahoney**; 37     Vice President       Since 1999     Mr. Mahoney is a director and a senior manager of the mutual
                           and Assistant                       fund finance department of UBS Global AM. Prior to April 1999,
                           Treasurer                           he was the manager of the mutual fund internal control group of Salomon Smith Barney. Mr. Mahoney is a vice president and assistant treasurer of 22 investment companies (consisting of
                                                               43 portfolios) for which UBS Global AM, UBS PaineWebber or one of their affiliates serves as investment advisor, sub-advisor or manager.

Michael H. Markowitz+++;   Vice President       Since 2001     Mr. Markowitz is an executive director, portfolio manager and
37                                                             head of U.S. short duration fixed income of UBS Global AM. He is also an executive director and portfolio manager of UBS
                                                               Global AM (Americas), an affiliate of UBS Global AM. Mr.
                                                               Markowitz is a vice president of six investment companies
                                                               (consisting of 26 portfolios) for which UBS Global AM, UBS
                                                               PaineWebber or one of their affiliates serves as investment advisor, sub-advisor or manager.

Paul H. Schubert**; 39     Vice President       Since 1995     Mr. Schubert is an executive director and head of the mutual
                           and Treasurer                       fund finance department of UBS Global AM. Mr. Schubert is
                                                               treasurer and principal accounting officer of UBS
                                                               Supplementary Trust and of two investment companies
                                                               (consisting of 39 portfolios) and a vice president and
                                                               treasurer of 22 investment companies (consisting of 43
                                                               portfolios) and treasurer and chief financial officer of one investment company (consisting of 2 portfolios) for which UBS
                                                               Global AM, UBS Global AM (Americas), UBS PaineWebber or one of
                                                               their affiliates serves as investment advisor, sub-advisor or manager.

                                                 TERM OF                              PRINCIPAL OCCUPATION(S)
                           POSITION(S)         OFFICE+ AND                             DURING PAST 5 YEARS;
     NAME, ADDRESS,         HELD WITH           LENGTH OF                      NUMBER OF PORTFOLIOS IN FUND COMPLEX
         AND AGE              TRUST            TIME SERVED                      FOR WHICH PERSON SERVES AS OFFICER
---------------------------------------------------------------------------------------------------------------------------
Brian M. Storms**; 48     President             Since 2000     Mr. Storms is chief executive officer (since July 2002),
                                                               director and president of UBS Global AM (since March 1999). He is also chief executive officer (since July 2002), a member of the board of directors and president of UBS Global AM
                                                               (Americas) and UBS Global Asset Management (New York) Inc.
                                                               (since October 2001). Mr. Storms was chief executive officer of UBS Global AM from October 2000 to September 2001 and chief operating officer (2001-2002). He was chief operating officer of UBS Global AM (Americas) and UBS Global AM (New York) from
                                                               September 2001 to July 2002. He was a director or trustee of several investment companies in the UBS Family of Funds
                                                               (1999-2001). He was president of Prudential Investments
                                                               (1996-1999). Prior to joining Prudential Investments he was a managing director at Fidelity Investments. Mr. Storms is
                                                               president and trustee of UBS Supplementary Trust and of two investment companies (consisting of 39 portfolios) and
                                                               president of 22 investment companies (consisting of 43
                                                               portfolios) and trustee and chairman of one investment company consisting of 2 portfolios) for which UBS Global AM, UBS
                                                               Global AM (Americas), UBS PaineWebber or one of their
                                                               affiliates serves as investment advisor, sub-advisor or
                                                               manager.


Keith A. Weller**; 41     Vice President        Since 2000     Mr. Weller is a director and senior associate general counsel
                          and Assistant                        of UBS Global AM. Mr. Weller is a vice president and assistant
                          Secretary                            secretary of 22 investment companies (consisting of 43
                                                               portfolios) for which UBS Global AM, UBS PaineWebber or one of their affiliates serves as investment advisor, sub-advisor or manager.

* This person's business address is 1285 Avenue of the Americas, New York, New York 10019-5028.

** This person's business address is 51 West 52nd Street, New York, New York 10019-6114.

***  Address for mailing purposes only.

+ Each Director holds office for an indefinite term. Officers of the Portfolios are appointed by the Trustees and serve at the pleasure of the Board.

++ Mrs. Alexander and Mr. Bewkes are "interested persons" of the Portfolios as defined in the Investment Company Act by virtue of their positions with UBS Global AM and/or UBS PaineWebber.

+++ This person's business address is One North Wacker Drive, Chicago, Illinois 60606-1295.

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